As Filed with the Securities and Exchange Commission on April 29, 2025
REGISTRATION NO. 333-74844
811-05846

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 50
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 160

DELAWARE LIFE VARIABLE ACCOUNT F
(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Name of Depositor)
10555 Group 1001 Way
Zionsville, IN 46077
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (844) 448-3519
Michael S. Bloom, Chief Legal Officer and Secretary
Delaware Life Insurance Company
230 Third Avenue, 6th Floor
Waltham, MA 02451
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Masters Flex Variable Annuity
PROSPECTUS
May 1, 2025
This Prospectus describes the Masters Flex Variable Annuity (the “Contract”), a flexible payment deferred variable annuity contract. Delaware Life Insurance Company (the “Company,” “Delaware Life,” “us,” “our,” or “we”) and Delaware Life Variable Account F (the “Variable Account”) offered the Contract to individuals and entities and through personal retirement and deferred compensation plans. The Contract is no longer available for sale.
The Contract allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. This Prospectus provides important information about the Contract, including its material features, rights, obligations, restrictions, investment options, optional benefits, and variations, as well as other information.
When you invest in the Contract, you decide how to allocate your money among a number of Variable Account options and, if available, fixed investment options. You should consider which features are important to you and the amount of Variable Account charges, the amount of any optional benefit charges, and the amount of any early withdrawal charges that you are willing to pay relative to your needs. In deciding whether to purchase any of the optional living or death benefits that are available, you should consider the desirability of the benefit relative to its additional cost and your needs.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your Account Value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
If you have any questions about your Contract, please contact us at our Service Address:
By mail – Delaware Life Insurance Company
P.O. Box 758581, Topeka, KS 66675-8581
By express mail – Delaware Life Insurance Company,
Mail Zone 581, 5801 S.W. 6th Avenue, Topeka, KS 66636
By telephone – (877) 253-2323
By facsimile – (785) 286-6118
https://www.delawarelife.com/contact-us/contact-page
The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

SPECIAL TERMS
Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix C. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.
In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
	FEES AND EXPENSES			Location In The Prospectus
Charges for Early Withdrawals
If you withdraw money from your Contract within 4 years following your last purchase payment, you will be assessed a withdrawal charge of up to
8.0% (as a percentage of Purchase Payments withdrawn), declining to 0%
over that time period. For example, if you make a withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.
Fee Table – Transaction Expenses Withdrawals, Withdrawal Charges, and Market Value Adjustment
Transaction Charges
In addition to charges for early withdrawals, you may also be charged for other transactions. There may be taxes on Purchase Payments and charges for transfers between investment options. Currently, we do not charge for transfers. However, we reserve the right to charge $15 per transfer.
Fee Table - Transaction Expenses Transfer Privilege Contract Charges
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the investment options you choose. Please refer to your
Contract specifications page for information about the specific fees you will pay each year based on the investment options you have elected.
Fee Table - Transaction Expenses Contract Charges Benefits Available Under the Contract Appendix A - Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base contract:	1.65%[1,2]	1.65%[1,2]
	Investment Options (Fund fees and expenses)	0.67%[3]	2.44%[3]
	Optional Benefits Available for an Additional Charge (for a single optional benefit, if elected)	0.20%[1]	1.30%[4]

[1]
As a percentage of average daily net Variable Account assets.
[2]
For Contracts purchased prior to March 5, 2007, if you were age 76 or older on the
Contract’s Open Date, the rate is 1.85%. After you annuitize, the rate is 1.65%.
[3]
As a percentage of Fund net assets.
[4]
As a percentage of the highest Withdrawal Benefit Base (for the Income Riser Living
Benefit or highest Fee Base (for the Income ON Demand III Escalator Living Benefit)
during the Account Year.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	FEES AND EXPENSES (CONT.)		Location In The Prospectus
	Lowest Annual Cost: $2,107	Highest Annual Cost: $4,649
Assumes: ●Investment of $100,000 ●5% annual appreciation ●Least expensive Fund fees and expenses ●No optional benefits ●No sales charges ●No additional Purchase Payments, transfers or withdrawals
Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive combination of
optional benefits and Fund fees
and expenses
●No sales charges
●No additional Purchase
Payments, transfers or
withdrawals

	RISKS		Location In The Prospectus
Risk of Loss	You can lose money by investing in the Contract.		Principal Risks of Investing in the Contract Transfer Privilege
Not a Short-Term Investment
●The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
●The benefits of tax deferral, long-term income and living benefit guarantees mean the Contract is generally more beneficial to investors with a long-term horizon. You should not use the Contract as a short-term investment.
●Withdrawal charges may apply to withdrawals taken within 4 years after a
Purchase Payment. If you take a withdrawal, a withdrawal charge may reduce the withdrawal amount that you actually receive and the value of your investment. Withdrawals may also reduce or terminate Contract guarantees.
●Withdrawals may be subject to taxes, including a 10% additional tax if you take a withdrawal before age 59 1∕2.
Principal Risks of Investing in the Contract Withdrawals, Withdrawals Charges, and Market Value Adjustment Tax Provisions
Risks Associated with Investment Options
●An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Funds).
●Each investment option (including any Fixed Account investment option)
will have its own unique risks.
●You should review the investment options before making an investment decision.
Principal Risks of Investing in the Contract The Variable Account The Fixed Account Options - The Guarantee Periods
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company.
Any obligations (including under any Fixed Account investment options), guarantees, or benefits are subject to the claims-paying ability of the
Company. Additional information about the Company, including its financial strength ratings, is available upon request by calling (877)
253-2323 or visiting https://www.delawarelife.com/contact-us/contact-page.
Principal Risks of Investing in the Contract The Variable Account The Fixed Account Options - The Guarantee Periods

	RESTRICTIONS	Location In The Prospectus
Investments
●Certain investment options may not be available under the Contract.
●You are allowed to make 12 transfers between investment options per
Account Year. We reserve the right to charge $15 per transfer. At least 6 days must elapse between transfers. At least 30 days must elapse between transfers to and from Guarantee Periods. Your transfers between Fund options are subject to policies designed to deter frequent transfers. These transfer restrictions do not apply to transfers under the Contract’s automatic programs.
●We reserve the right to remove or substitute Funds as investment options.
The Variable Account The Fixed Account Options - The Guarantee Periods Transfer Privilege Appendix A - Funds Available Under the Contract
Optional Benefits
●The Contract contains optional death and living benefits, available for an additional charge, which must be elected on or before the Issue Date and are no longer available to be added to your Contract.
●If you elected an optional living benefit, all of your Account Value must be invested in Designated Funds at all times and, if using an asset allocation model, must comply with minimum and maximum allocation percentage ranges during the term of your optional living benefit. We reserve the right to declare that a particular Fund no longer qualifies as a
Designated Fund.
●Failure to comply with the applicable investment restrictions will result in the termination of your living benefit.
●The amount and frequency of Purchase Payments may be limited depending on the optional living benefit you have elected, and Purchase
Payments made after the first Account Year may receive a lower benefit.
●Early Withdrawals and withdrawals that exceed specified limits may affect the availability of your living benefit by reducing the benefit by an amount greater than the amount withdrawn and could terminate your living benefit.
Designated Funds Build Your Own Portfolio Death Benefit Appendix B - List of Designated Funds and Other Investment Restrictions Appendix E - Optional Death Benefits and Examples
	TAXES	Location In The Prospectus
Tax Implications
●You should consult with a tax professional to determine the tax implications of an investment in and payments received under the
Contract.
●There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or an individual retirement account (IRA).
●Distributions from your Contract that are includible in income are taxed at ordinary income rates. You may be subject to a 10% additional tax if you take a withdrawal before age 59 1∕2.
Tax Provisions

	CONFLICTS OF INTEREST	Location In The Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling the
Contract to you, including commissions, other cash compensation, and non-cash compensation. We may share the revenue we earn on this Contract with your investment professional’s firm. As a result of these compensation arrangements, your investment professional may have a financial incentive to offer or recommend this Contract to you over another investment for which the investment professional is not compensated or is compensated less.
Distribution of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

OVERVIEW OF THE CONTRACT
Purpose
The Contract provides a number of important benefits for your retirement planning. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit and optional death benefits if you die during the Accumulation Phase, and optional living benefits to provide guaranteed income.
The Contract may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the Contract. It is not designed for short-term investing or speculation. Persons wishing to employ such strategies should not purchase a Contract. The Contract is not appropriate for you if you intend to make early or frequent withdrawals due to your liquidity needs, or if you intend to frequently trade in the Contract’s Fund options.
Phases of the Contract
The Contract has two phases: (1) an Accumulation Phase (for savings) and (2) an Income Phase (for income).
●
Accumulation Phase. During the Accumulation Phase, you may generally make Purchase Payments under the Contract and allocate them to one or more of the Contract’s investment options, including:
●
The Fund options (also referred to as Variable Account options or Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies, and risks. When you choose to invest in the Fund options, you assume investment risk.
Additional information about each Fund is provided in an appendix to this prospectus. See APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT.
●
The Fixed Account options, if available, guarantee principal and interest for Guarantee Periods of one or more years. We are currently offering only a one-year Guarantee Period and 6-month and 12-month DCA Periods.
●
Income Phase. If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment option. During the Income Phase, you will not be able to take withdrawals of Account Value. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will, subject to requirements under federal tax laws, receive any remaining payments provided under the Annuity Option that is in effect. Optional living benefits may terminate upon annuitization.
Contract Features
●
Access to Your Money. You can withdraw money from your Contract or surrender your Contract during the Accumulation Phase. If you take a withdrawal or surrender, you may be subject to a withdrawal charge and income taxes, including a 10% additional federal tax if you are younger than age 59 1∕2.
●
Tax-Deferral. The Contract has tax-deferral, so your earnings under the Contract are generally not subject to tax unless you take a withdrawal, we make an annuity payment to you, or the death benefit is paid. If you purchase your Contract through a tax-qualified plan or individual retirement account (IRA), your purchase should be made for reasons other than tax-deferral. Tax-qualified plans and IRAs already provide tax-deferral without the need to purchase an annuity contract.

●
Optional Living Benefits. The Contract has optional living benefits that provide guaranteed income. You can elect only one living benefit and the election must be made before the Issue Date. You may terminate a living benefit at any time; once terminated, a living benefit cannot be reinstated.
●
A living benefit offers guaranteed income withdrawal benefits which provide for annual withdrawal payments, even if the Account Value declines to zero.
●
You will pay an additional annual fee, deducted on a quarterly basis.
●
All of your Account Value must be invested in Designated Funds at all times, and if using an asset allocation model, must comply with minimum and maximum allocation percentage ranges during the term of your optional living benefit. See APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS for further information. Failure to comply with the applicable investment restrictions will result in the termination of your living benefit. We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund.
●
The amount and frequency of Purchase Payments may be limited, depending on the optional living benefit you have elected.
●
Basic and Optional Death Benefits. If you die during the Accumulation Phase, the Beneficiary will receive a death benefit. The contract includes a Basic Death Benefit at no additional cost. If you elect one of the Contract’s optional death benefits for an additional ongoing charge, a greater amount may be payable on death. Your election of an optional death benefit must be made on or before the Issue Date.
●
Additional Features and Services.
●
Automatic Transfer and Withdrawal Programs. At no additional charge, we offer three automatic transfer programs (Dollar Cost Averaging Program, Asset Allocation Program and Portfolio Rebalancing Program) and two automatic withdrawal programs (Systematic Withdrawal Program and Interest Out Program).
●
Credit. If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. The 0.15% credit is not a Purchase Payment and therefore no withdrawal charges are directly associated with the credit.
●
Withdrawal Charge Waiver. At no additional charge, the Contract includes an annual free withdrawal amount and a nursing home waiver. Withdrawals may still be subject to taxes and tax penalties and may reduce Contract benefits.
●
Travel Assistance Program. If your Contract had an Open Date before January 11, 2010, and the program was approved in your state, this program provides, at no additional cost, a number of travel-related services, provided by a third party we designate, when the person covered is 100 miles or more away from home.
●
E-Delivery. We offer an optional electronic delivery service for delivery of prospectuses, transaction confirmations, Fund shareholder reports, and certain other communications in electronic format instead of delivering paper copies.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the optional benefits you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of Purchase Payments)		None
Deferred Sales Load (or Withdrawal Charge) (as a percentage of Purchase Payments withdrawn)		8%[1]
Withdrawal Charge Schedule
Number of Completed Years Since the Purchase Payment Has Been in Your Contract	Withdrawal Charge
0	8%
1	8%
2	7%
3	6%
4 or more	0%
Exchange Fee (per transfer after 12th transfer in an Account Year)		$15[2] (Currently $0)
1
A portion of your Account Value may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for four Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)
2
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege.”)
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
Annual Contract Expenses
Administrative Expenses[1]	$50
Base Contract Expenses (as a percentage of average Variable Account Value)	1.65%[2]
Optional Benefit Expenses	Maximum Charge
Maximum Anniversary Account Value (“MAV”) (as a percentage of the Variable Account Value)[3,4,5]	0.40%
5% Premium Roll-Up3,5	0.20%
Earnings Enhancement Benefit Premier[3,5]	0.25%
Earnings Enhancement Benefit Premier with MAV[3,4,5]	0.40%
Earnings Enhancement Benefit Premier with 5% Roll-Up3,5	0.40%
Earnings Enhancement Benefit Premier Plus[3,5]	0.40%
Income Riser Living Benefit[6] (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year)	1.30%[7]
Secured Returns Living Benefit[9] (as a percentage of average daily net assets)	0.40%[12]
Secured Returns for Life Plus, Secured Returns for Life or Secured Returns 2 Living Benefits[9] (as a percentage of the highest Account Value during the Account Year)	0.50%[12]
Retirement Income Escalator Living Benefit (as a percentage of the highest Withdrawal Benefit Base[9] during the Account Year)	0.95%[12]
Income ON Demand Living Benefit[9] (as a percentage of the highest Income Benefit Base[10] during the Account Year)	0.85%[12]
Income ON Demand II Living Benefit[9] (as a percentage of the highest Fee Base[11] during the Account Year)	0.85%[12]

Income ON Demand II Plus Living Benefit[9] (as a percentage of the highest Fee Base[11] during the Account Year)	1.15%[12]
Retirement Income Escalator II Living Benefit[9] (as a percentage of the highest Withdrawal Benefit Base[8] during the Account Year)	1.15%[12]
Income ON Demand II Escalator Living Benefit[9] (as a percentage of the highest Fee Base[11] during the Account Year)	1.15%[12]
Retirement Asset Protector Living Benefit[9] (as a percentage of the highest Retirement Asset Protector Benefit Base[13] during the Account Year)	0.75%[12]
Income ON Demand III Escalator Living Benefit[9] (as a percentage of the highest Fee Base[11] during the Account Year)	1.30%[12]

Referred to as the “Annual Account Fee” elsewhere in this Prospectus. The Annual Account Fee is waived if 100% of your Account Value has been allocated to the Fixed Account during the entire Account Year or if your Account Value is $100,000 or more on your Account Anniversary. (See “Account Fee.”)

The Base Contract Expenses Fee includes the Mortality and Expense Risk Charge of 1.30%, the Administrative Expenses Charge of .15%, and the Distribution Charge of .20%, for a total of 1.65% of the Account Value, during the Accumulation Phase. For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.50% if you were age 76 or older on the Contract’s Open Date. In that case, the rate for “Total Variable Account Annual Expenses (without optional benefits)” would be 1.85%. All of the Variable Account Annual Expenses, except for the charges for optional living benefits, are assessed as a percentage of average daily net Variable Account assets. The charge for each optional living benefit is assessed on a quarterly basis. After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values; we will no longer deduct a mortality and expense risk charge or the charges for any optional living benefit or any optional death benefit. The 1.65% insurance charge, which includes the administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase. The total insurance charges of 1.65% during the Income Phase are higher than the maximum total Variable Account annual expenses (without optional benefits) deducted during the Accumulation Phase.

An optional death benefit, available on or before the Issue Date, that is no longer available to add to your Contract.

The MAV optional death benefit is described under “DEATH BENEFIT.” It is currently available only if you are younger than age 75 on the Open Date. For Contracts purchased prior to August 17, 2009, the MAV death benefit was available to Owners younger than age 80 on the Open Date, at a cost of 0.20% of average daily net assets of the Variable Account Value.

The death benefits, except for the MAV, are described in “APPENDIX E - OPTIONAL DEATH BENEFITS AND EXAMPLES.”

As discussed under “OPTIONAL LIVING BENEFIT: INCOME RISER,” if you elect to increase or renew certain benefits under Income Riser, we have the right to increase the rate of the charge to what we are then charging on newly issued optional living benefits of the same type or to a rate based on then-current market conditions.

The charge shown is assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See “Cost of SIR.”)

The Withdrawal Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “OPTIONAL LIVING BENEFIT: INCOME RISER,” “APPENDIX J - RETIREMENT INCOME ESCALATOR,” and “APPENDIX N -RETIREMENT INCOME ESCALATOR II.”)

The optional living benefits, except for the Income Riser, are described in Appendices F through Q. If you elect to increase certain benefits under any of the living benefits other than Secured Returns, we have the right to increase the rate of the charge based on then-current market conditions. (See the “Step-Up” section in Appendices E, G through P.) Under these outstanding Contracts, you were permitted to select only one optional living benefit.

The Income Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX K -Income ON Demand.”)

The Fee Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX L - Income ON Demand II,” “APPENDIX M - Income ON Demand II Plus,” “APPENDIX O - Income ON Demand II Escalator” and “APPENDIX Q -Income ON Demand III Escalator.”)

The charges shown are assessed and deducted quarterly based upon the applicable fee base, taken on the last day of each Account Quarter. Your actual charges may be less than the maximum stated above. (See Appendices E, G through P.) For Contracts purchased prior to February 17, 2009, the Maximum Annual Fees for Retirement Income Escalator II, Income ON Demand II Escalator, and Retirement Asset Protector were initially set at 1.00%, 1.00%, and 0.35%, respectively. Those fees will not change on those earlier Contracts, unless the Owner consents in writing to the higher fees as described under “Step-Up” section in Appendices M through O.
13
The Retirement Asset Protector Benefit Base initially is equal to your initial Purchase Payment, and it thereafter is subject to certain adjustments. (See “APPENDIX P - RETIREMENT ASSET PROTECTOR.”)
The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found at the back of this document in APPENDIX A – FUNDS AVAILABLE UNDER THE CONTRACT.

Annual Fund Expenses
	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, and/or service (12b-1) fees, and other expenses)	0.67%	2.44%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
(1)
If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$12,998	$23,841	$29,783	$60,323
(2)
If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$5,870	$17,748	$29,783	$60,323
(3)
If you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$5,870	$17,748	$29,783	$60,323
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Risk of Loss
You can lose money by investing in the Contract, including loss of principal. The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk
The Contract is not designed for short-term investing or for an investor who needs ready access to cash. The Contract is designed for an investor with a longer time horizon for investment. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-term investment horizon.
Variable Investment Options Risk
Amounts that you invest in the variable investment options (i.e., the Sub-Accounts or Variable Account options) are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Account Value goes up, and if they lose money, your Account Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account. The Company does not guarantee the performance of the Sub-Accounts or the underlying Funds.

Withdrawal Risk
You should carefully consider the risks associated with withdrawals under the Contract (including a full surrender). Withdrawals may be subject to significant withdrawal charges. Withdrawals are generally subject to ordinary income taxation and, if you take a withdrawal prior to age 59 1∕2, you may also be subject to a 10% additional tax. A full withdrawal (i.e., a surrender) will terminate the Contract and all of its benefits. You should consider the impact that a partial withdrawal may have on the standard and optional benefits under your Contract. Partial withdrawals will reduce the value of the death benefit, and may reduce the benefit by an amount greater than the amount withdrawn. In addition, a partial withdrawal may reduce the value of an optional living or death benefit that you have elected by an amount greater than the amount withdrawn and could result in termination of the benefit. If you take systematic withdrawals, you may be repeatedly exposed to the risks associated with partial withdrawals. If you have amounts invested in the Fixed Account and need ready access to cash, we may defer payment of any amounts withdrawn from the Fixed Account for up to six months. You cannot make withdrawals from the Contract after it is annuitized.
Investment Restrictions Risk
If you elect an optional living benefit, you will be subject to investment restrictions. Your optional benefit may be terminated if you fail to satisfy the applicable investment restrictions. The Funds to which you may be limited are referred to as “Designated Funds.” We limit the number and type of available Designated Funds and reserve the right to declare that a particular Fund is no longer a Designated Fund. We impose minimum and maximum allocation requirements for each Designated Fund category in our sole discretion to reduce our risk of exposure in providing the guarantees associated with the optional benefit riders. These limits may reduce the return on your investment. We impose investment restrictions because they reduce the risk of investment losses during down market periods that may require us to use our own assets to make guaranteed payments under the Contract’s optional benefits. At the same time, the investment strategy of the Designated Funds during an upside market period could limit market gains in your Contract. The investment objective and policies of the Designated Funds may conflict with your investment objectives by reducing the potential growth of your Account Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your financial professional to determine whether you have a need for these optional benefits and whether the Designated Funds are appropriate investments for you.
Purchase Payment Restriction Risk
We limit the amount of Purchase Payments that you make to the Contract. We reserve the right to limit additional Purchase Payments to at least $1,000. We will not accept a Purchase Payment, without our prior approval, if your Account Value is over $2 million or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right not to accept Purchase Payments more than five years after your Issue Date or after your 70th birthday, whichever is later.
If you elected the Secured Returns for Life, Secured Returns, Secured Returns 2, or Secured Returns for Life Plus living benefit and you remain in the Accumulation Benefit Plan under that benefit, additional Purchase Payments after your second Account Anniversary may be disadvantageous as they will increase your benefit by less than the amount of the Purchase Payments. If you elected one of these benefits and you have elected the Withdrawal Benefit Plan under that benefit, you can only make additional Purchase Payments until your fourth Account Anniversary.
If you elected the Retirement Income EscalatorSM, Income on Demand®, Income on Demand® II, Income on Demand® II Plus, Retirement Income EscalatorSM II, Income on Demand® II Escalator, Retirement Asset Protector, Income on Demand® III Escalator, or Income Riser living benefit, you can only make additional Purchase Payments during your first Account Year.
Our restrictions related to Purchase Payments may affect the value of your Contract. If you have elected a benefit under which additional Purchase Payments increase your benefit by less than the amount of the Purchase Payments, you will have limited ability to increase the value of your benefit. If you are not permitted to make additional Purchase Payments, you will lose the ability to increase the value of your Contract and its benefits through Purchase Payments.

Transfer Risk
If you elect an optional living benefit, any transfer of Account Value to a Fund that is not a Designated Fund will terminate the optional benefit, without any value. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Account Value is invested in response to changing market conditions or changes in your personal circumstances.
Selection Risk
The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may not be available now or in the future. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will be more than offset by the amount you paid for the benefit.
Fixed Account Interest Rate Risk
We guarantee that we will credit interest to amounts you allocate to the Fixed Account. Subject to any minimum guaranteed interest rates, we determine interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.
Financial Strength and Claims-Paying Ability Risk
Our guarantees and obligations under the Contract, including any death benefit, optional living benefit, amounts held in the Fixed Account, interest credited on amounts held in the Fixed Account, and income payments are subject to our financial strength and long-term claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.
Business Disruption and Cyber Security Risks
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners. As such, our business is vulnerable to systems failures, cyber security incidents, and operational disruptions, any of which could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract.
Financial services companies and their service providers are increasingly targets of cyber-attacks. Cyber-attacks may be systemic (e.g., affecting infrastructure generally) or targeted (e.g., affecting our systems specifically). While we have established controls to help identify threats and protect our systems, our systems have in the past been, and will likely in the future be, subject to cyber-attacks or other cyber security incidents. There is no guarantee that we will always be successful in protecting our systems against future attacks or incidents.
The operational and information security risks to which we are exposed include (but are not limited to) utility outages; the loss, theft, misuse, corruption, destruction, or malicious encryption of data; interference with or denial of service; attacks on systems and websites; hardware and software malfunctions; physical break-ins; fraud; and unauthorized access or release of confidential customer information. Cyber security incidents may impede our ability to process Contract transactions, calculate Variable Accumulation Unit values, or otherwise administer the Contract. They could also subject us to regulatory fines, litigation, or financial losses and/or cause reputational damage. Cyber security incidents could impact the Funds or the issuers of securities in which the Funds invest, which may cause the Funds to lose value.
We are also exposed to risks related to natural and man-made disasters and other severe events, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, terrorist acts, and military actions, any of which could adversely affect our ability to conduct business operations. We maintain business continuity plans, but we cannot assure you that severe events will not impair our ability to administer the Contract. Severe events may impact our ability to calculate Variable Accumulation Unit values or process Contract transactions, and could have other possible negative impacts. They may also impact our service providers, financial intermediaries, the Funds, or the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, our service providers and intermediaries, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters or other severe events.
COMMUNICATING TO US ABOUT YOUR CONTRACT
You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be received at our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone at (877) 253-2323 if the broker-dealer permits and the registered representative has written authorization from you.
Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we receive them, in Good Order, at our Service Address or by telephone at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the NYSE, which is normally 4:00 p.m., Eastern Time.
Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system or website (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.
When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.
DELAWARE LIFE INSURANCE COMPANY
We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in all states (except New York), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our main administrative office address is 10555 Group 1001 Way, Zionsville, IN 46077.
The immediate parent company of Delaware Life Insurance Company is DLIC Sub-Holdings, LLC, a Delaware limited liability company formed on August 31, 2020. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter.
THE VARIABLE ACCOUNT
We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.
Information regarding each Fund, including its (i) name, (ii) type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance, is available in an appendix to this prospectus. (See APPENDIX A - FUNDS AVAILABLE UNDER THE CONTRACT.) Each Fund has issued a prospectus that contains more detailed information about the Fund. You should read the prospectuses for the Funds carefully before investing. The Fund prospectuses and other information can be found at https://dfinview.com/DelawareLife/

TAHD/86680A889?site=Annuity. You can also request this information at no cost at https://dfinreports.com/DelawareLife, by calling (800) 477-6545, Option 2, or by sending an email request to customer.relations@delawarelife.com.
Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under a Contract, including the promise to make annuity payments, and the optional living benefit and death benefit guarantees, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.
The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefits, and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.
The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.
As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.
Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters.
Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

Selection of Funds
The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.
We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts.
Fund Restrictions
If you elect an optional benefit, we may currently limit your choice of Sub-Accounts to the Designated Funds. We limit the number and type of available Designated Funds to reduce our risk exposure in providing the guarantees associated with these optional living benefits. These limits may reduce the rate of return on your investment. The Designated Fund requirements may reduce the likelihood that the Account Value will be reduced to zero as a result of investment performance and that we will have to make payments under the living benefit options. (See “APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.”)
Payments We Receive
The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Contracts for providing distribution and shareholder support services to the Funds, ranging up to 0.35% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.
These payments reflect in part expense savings by the Fund Groups for having, in the case of the Contracts, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Contracts. These payments are generally based on a percentage of the daily assets of the Funds under the Contracts and other variable contracts offered by Delaware Life and its affiliated insurers.
In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Contract, its features and the available investment options. Certain Fund Groups may also attend these meetings.
These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Contracts. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Contract.

If you purchased the Contract through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Contract. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Contract (and certain Subaccounts under the Contract) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Contract.
THE FIXED ACCOUNT
The Fixed Account is made up of all the general assets of the Company (referred to as the “general account”) other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account. These general account assets are available to support our insurance and annuity obligations other than those funded by the Variable Account. Any guarantees under the Contract that exceed your Variable Account Value, such as those with any optional living benefit and any death benefit, are paid from our general account (and not the Variable Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Variable Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the general account. The general account is subject to claims of creditors made on the assets of the Company.
We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.
We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS
Guarantee Periods
You may elect one or more Guarantee Periods from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period of a particular duration, allocations, transfers, or renewals into that Guarantee Period will not be permitted. In such event, Guarantee Periods already in existence will be unaffected, although any renewals thereof will be made into the Money Market Sub-Account. We may choose to exercise this right before the Open Date or at some later time. At any time, we can reverse our decision to exercise this right.
Guaranteed Interest Rates
We determine Guaranteed Interest Rates at our discretion. Our determination will be influenced by the interest rates we earn on our fixed income investments as well as other factors, including regulatory and tax requirements, sales commissions, administrative expenses, general economic trends and competitive factors. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.
We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals
Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)
THE ACCUMULATION PHASE
During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or if the “Covered Person” dies before the Annuity Commencement Date.
Issuing Your Contract
We “open” the Contract on the Business Day when we receive your Application at our Service Address. We refer to this date as the “Open Date.” We “issue” your Contract on the day we apply your initial Purchase Payment, when your Application is “in Good Order.” An Application is in Good Order when we have received all the information necessary to complete it. We refer to this date as the “Issue Date.”
We determine your eligibility for purchasing a Contract and your eligibility for electing the optional death benefit and the optional living benefit based upon the ages of all Owners and Annuitants on the Open Date.
We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply your Purchase Payment within two Business Days.
Amount and Frequency of Purchase Payments
The amount of Purchase Payments may vary. However, we will not accept an initial Purchase Payment of less than $10,000 or the maximum annual Individual Retirement Annuity (“IRA”) contribution, unless we waive these limits. Although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our prior approval, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. We reserve the right to refuse Purchase Payments received more than five years after your Issue Date or after your 70th birthday, whichever is later. We will notify you of any change in writing prior to its effectiveness. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase. Additional restrictions may apply if you purchased an optional living benefit. If you are participating in an optional living benefit, you may be limited in the timing of additional Purchase Payments depending upon which optional living benefit you selected. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices F - Q.)
Allocation of Net Purchase Payments
You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available. However, we reserve the right to limit any allocation to a Guarantee Period to at least $1,000. We will notify you of any change in writing prior to its effectiveness.
In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Purchase Payments by sending us notice of the change as required. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.
Your Account
When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.
Your Account Value
Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value.”
Variable Account Value
Variable Accumulation Units
In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.
Variable Accumulation Unit Value
The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub- Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a “Valuation Period.” On days other than Business Days, the value of a Variable Accumulation Unit does not change.
To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub- Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for certain optional benefits.
For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.
Crediting and Canceling Variable Accumulation Units
When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value
Your Fixed Account Value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.
A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.
Each additional Purchase Payment, transfer, or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates. Guarantee Periods may not always be available for allocation. (See “FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)
Crediting Interest
We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.
Guarantee Amounts
Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your Maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.
Renewals
We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. Renewals are only available if we are currently offering Fixed Account options on the Renewal Date. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:
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written notice from you electing a different Guarantee Period from among those we then offer, or
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written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)
If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. If we are no longer offering a Guarantee Period of the same duration, we will automatically transfer your Fixed Account allocation into the Money Market Sub-Account.
A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the Money Market Sub-Account.
These automatic transfers of Fixed Account Value into the Money Market Sub-Account will not count as a transfer for purposes of the transfer restrictions described under “Transfer Privilege.”

Early Withdrawals
If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)
Transfer Privilege
Permitted Transfers
During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:
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you may not make more than 12 transfers in any Account Year;
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the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;
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at least 30 days must elapse between transfers to and from Guarantee Periods;
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at least 6 days must elapse between transfers to and from the Sub-Accounts;
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transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and
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we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)
These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) Additional restrictions apply to transfers made under any of the optional living benefits.
We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.
There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Transfers out of a Guarantee Period more than 30 days before the Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described under “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.” Under current law, there is no tax liability for transfers.
Requests for Transfers
You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.
If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.
We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.
A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m.
Otherwise, the transfer request will be priced on the next Business Day.
Certain transfer requests may result in the modification or cancellation of one or more of the Contract’s optional programs or features that require, or are based on, specific allocations among the available Sub-Accounts or Guarantee Periods as described more particularly elsewhere in this Prospectus (and in APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS).
No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).
You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.
Short-Term Trading
The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.
The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers,” above), exceed the maximum fee per transfer presented in the table of “Transaction Expenses” under “FEE TABLE” in this Prospectus.
Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed) and refusing any and all transfer instructions.
If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.

We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.
We will provide you written notification of any restrictions imposed.
We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:
●
when a new broker of record is designated for the Contract;
●
when the Participant changes;
●
when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;
●
when necessary in our view to avoid hardship to a Participant; or
●
when underlying Funds are dissolved, merged, or substituted.
If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.
Funds’ Trading Policies
In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.
We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.
Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.
Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short- Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates
In certain situations, we may reduce or waive the withdrawal charge or the annual Account Fee, credit additional amounts, grant special Guaranteed Interest Rates, or offer other options or benefits. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, certain sales of larger-sized Contracts (generally, Contracts that have our approval to exceed $2 million in Account Value), and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”
If your Purchase Payments or Account Value exceeds $1 million on your Account Anniversary, an amount equal to 0.15% of your Account Value will be credited to your Account on that date and on every subsequent Account Anniversary during the Accumulation Phase. This credit will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts. It also immediately increases your Account Value and, as a result, other values may be affected. For example:
●
An increase in your Account Value may also result in your Account Value becoming the greatest amount payable under the basic death benefit.
●
If you are participating in an optional living benefit, the increase in your Account Value may cause a step-up of your Withdrawal Benefit Base.
This credit is paid out of our general account and is the result of cost savings that we expect on Contracts over $1 million.
Other Programs
You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.” If you have elected to participate in an optional living benefit, certain restrictions may affect the operation or availability of these programs as discussed in more detail under each specific program below. You may terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.
Dollar-Cost Averaging (“DCA”) Program
You may elect to participate in the DCA program, at no extra charge, when you make any Purchase Payment to your Account prior to your Maximum Annuity Commencement Date. If you have elected an optional living benefit, your ability to make Purchase Payments into the DCA program may be limited. Please see “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices F - Q.
The DCA program allows you to invest gradually over time by allocating all or a portion of your Purchase Payment to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.) At regular time intervals, we will automatically transfer the same amount to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.
Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Amounts invested in a Sub-Account may not be transferred to a Guarantee Period made available in connection with this program. If you elected to participate in the DCA program when you purchased your Contract, then all future Purchase Payments will be allocated to the DCA program, unless you specify otherwise.
No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the DCA program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new DCA program and may be subject to the $1,000 minimum investment limit.
The main objective of the DCA program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, the DCA program allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. The DCA program allows you to take advantage of market fluctuations. However, it is important to understand that the DCA program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the DCA program.
Asset Allocation
One or more asset allocation models may be available in connection with the Contract, at no extra charge. You may elect to participate in an asset allocation model at any time prior to your Maximum Annuity Commencement Date as long as we are still offering asset allocation models. Asset allocation is the process of investing in different asset classes, such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.
We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
Our asset allocation program consists of one or more asset allocation models that we may make available from time to time. You may participate in only one model at a time. Each such asset allocation model represents a combination of Sub-Accounts with a different level of risk. Any asset allocation models, as well as the terms and conditions of this asset allocation program, are fully described in a separate brochure. You may request a copy of this brochure by calling us at (877) 253-2323. We may add or delete such models in the future.
Our asset allocation models are “static.” That is to say, if you elect an asset allocation model, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions, or closures.
You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts opened on or after the date the new model goes into effect or to Contract Owners who elect an asset allocation model on or after that date. Contract Owners who have elected an existing asset allocation model will remain in that existing model and we will continue to rebalance their percentage allocations among the Sub-Accounts in that existing model. However, such Contract Owners may make an independent decision to change their asset allocations at any time. Investment alternatives, other than these asset allocation models, are available that may enable you to invest your Account Value with similar risk and return characteristics. You should consult your financial adviser periodically to consider whether any model you have selected is still appropriate for you.
Systematic Withdrawal and Interest Out Programs
You may select our Systematic Withdrawal Program or our Interest Out Program at any time prior to your Maximum Annuity Commencement Date. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% additional tax. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.
You are responsible for and may have to adjust the amount and timing of your systematic withdrawals to comply with amounts you are allowed to withdraw under an optional living benefit. (See “OPTIONAL LIVING BENEFIT - INCOME RISER” and Appendices F - Q.) Withdrawals may significantly reduce the death benefit amount under your Contract. (See “Calculating the Death Benefit.”)
You may change or stop either program at any time, by written notice to us or other means approved by us.
Portfolio Rebalancing Program
You may select our Portfolio Rebalancing Program at any time prior to your Maximum Annuity Commencement Date. Under this program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis. If you are participating in an optional living benefit, then, on a quarterly basis, we will automatically transfer your Account Value among the Designated Funds you have selected to maintain the percentage allocations you have chosen. (See “DESIGNATED FUNDS” and “BUILD YOUR OWN PORTFOLIO.”) No transfers to or from any Guarantee Period are permitted while this program is in effect.
Secured Future Program
You may only elect to participate in the Secured Future Program on or before your Issue Date. We divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the initial Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is no longer being offered. (See “THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS.”)
Travel Assistance Program
On January 11, 2010, we exercised our right to discontinue offering this program to new Contract purchasers. We sent Owners written notice of our decision to discontinue offering the program. If your Contract had an Open Date before January 11, 2010, you were automatically enrolled in this program on your Open Date, if it had been approved in your state and by the firm through whom you purchased your Contract, unless you instructed us otherwise. The program will remain in effect for you, unless your Contract terminates, you change ownership of your Contract, or you instruct us to cancel your participation in the program. There is no charge for this program.

This program may provide some or all of the following services, provided by a third party we designate, when the person covered is 100 miles or more away from home:
●
Referral to an English-speaking doctor or hospital for medical consultation and evaluation
●
Hospital admission guarantee, assuming the covered person has applicable health coverage
●
Emergency evacuation, if necessary
●
Critical care monitoring of attending doctor/hospital
●
Medically supervised repatriation, if the person covered requires assistance returning home after hospitalization
●
Assistance in filling prescriptions, if required
●
Receipt and transmission of necessary emergency messages
●
Telephone counseling and referrals if the person covered experiences emotional trauma
●
Transportation to join a covered person who was traveling alone and will be hospitalized more than seven days
●
Transportation home for minor children left unattended by the covered person’s illness or injury
●
Legal and interpreter referrals
●
Return of mortal remains
The “person covered” is:
●
The Owner as identified in the Contract, if the Contract is owned by one or more individuals; or
●
The Annuitant as identified in the Contract, if the Contract is owned by a non-natural entity.
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contract
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
Dollar Cost Averaging Program
Allows you to allocate all or
a portion of a Purchase
Payment to a designated
Sub-Account or a Fixed
Account Guarantee Period,
if available, and
automatically transfer a
fractional amount to one or
more Sub-Accounts at
regular time intervals until
the program is depleted or
you elect to stop. The final
transfer will include all
interest earned.
		Standard	No charge	N/A
●Available only during the
Accumulation Phase.
●All future Purchase Payments
will be allocated to the
program unless you specify
otherwise.
●Each new Purchase Payment
will begin a new program.
●May be subject to a $1,000
minimum allocation.
●If you elected an optional
living benefit, your ability to
make Purchase Payments into
the program may be limited.
●If you alter or stop the
program, amounts remaining
in the Fixed Account will be

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
transferred to the Money Market Sub-Account.
Asset Allocation Program	Allows you to participate in an asset allocation model that we may make available. Each model represents a combination of Sub-Accounts with a different level of risk.	Standard	No charge	N/A
●Available only during the
Accumulation Phase.
●You may participate in only
one model.
●Models are “static,” meaning
the original percentage
allocations do not change and
Account Value is only
rebalanced among the
Sub-Accounts in the model.
●You cannot change models but
you can make an independent
decision to change your asset
allocations at any time.
●Models may be affected by
fund mergers, liquidations,
substitutions, or closures.

Systematic Withdrawal Program	Allows you to take automatic withdrawals from your Contract Value at a designated frequency.	Standard	No charge	N/A
●Available only during the
Accumulation Phase.
●Systematic withdrawals may
repeatedly expose you to the
risks associated with partial
withdrawals.
●Withdrawals may be subject to
withdrawal charges and taxes,
including tax penalties.
●You are responsible for
adjusting the amount and
timing of withdrawals to
comply with withdrawal limits
under an optional living
benefit.
●Withdrawals may significantly
reduce an optional living
benefit, the basic death
benefit, or an optional death
benefit, including by an
amount greater than the
amount withdrawn.
●We reserve the right to impose
a minimum Account Value of
$10,000 for enrollment.

Interest Out Program	Allows automatic payments or reinvestments of interest credited for Fixed Account Guarantee Periods.	Standard	No charge	N/A	●Available only during the Accumulation Phase. ●Interest withdrawals may repeatedly expose you to the risks associated with partial withdrawals.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations

●Withdrawals may be subject to
withdrawal charges and taxes,
including tax penalties.
●Withdrawals reduce Account
Value and may reduce the
death benefit, including by an
amount greater than the
amount withdrawn.
●We reserve the right to impose
a minimum Account Value of
$10,000 for enrollment.

Portfolio Rebalancing Program	Allows you to automatically transfer Contract Value among the Sub-Accounts to maintain your selected percentage allocations.	Standard	No charge	N/A
●Available only during the
Accumulation Phase.
●Only quarterly, semi-annual,
and annual rebalancing
available.
●Only rebalances quarterly
among Designated Funds if
you elect an optional living
benefit.

Credit
If your Purchase Payments
or Account Value exceeds
$1 million on your Account
Anniversary, an amount
equal to 0.15% of your
Account Value will be
credited to your Account on
that date and on every
subsequent Account
Anniversary during the
Accumulation Phase. The
0.15% credit is not a
Purchase Payment and
therefore no withdrawal
charges are directly
associated with the credit.
		Standard	No charge	N/A
●May result in your Account
Value becoming the greatest
amount payable under the
basic death benefit.
●If you are participating in an
optional living benefit, the
increase in your Account Value
may cause a step-up of your
Withdrawal Benefit Base.

Secured Future Program
Allows you to divide your
initial Purchase Payment
between the Fixed Account
and the Variable Account.
You choose a Fixed
Account Guarantee Period
and we allocate to that
Guarantee Period the
portion of your initial
Purchase Payment
necessary so that, at the end
of the Guarantee Period,
your Fixed Account
allocation, including
interest, will equal the
entire amount of your initial
		Standard	No charge	N/A	●No longer available. ●Terminates at the end of the Guarantee Period. ●Not renewable.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
Purchase Payment less any Contract charges deducted from the Fixed Account. The remainder of your initial Purchase Payment is invested in the Sub-Accounts of your choice.
Travel Assistance Program
Provides designated
services through a third
party when the covered
person is more than 100
miles from home. Services
may include:
●Referral to an
English-speaking doctor
●Hospital admission
guarantee
●Emergency evacuation
●Critical care monitoring
●Medically supervised
repatriation
●Assistance in filling
prescriptions
●Emergency messaging
●Telephone counselling
●Transportation to join a
hospitalized covered
person
●Transportation home for
unattended minor
children
●Legal and interpreter
referrals
●Return of mortal remains
		Standard	No charge	N/A	●No longer offered. ●Automatic enrollment for certain Contracts opened before January 11, 2010 unless you instructed otherwise.
Nursing Home Withdrawal Charge Waiver	Allows you to make a full withdrawal without a withdrawal charge if you are confined to a nursing home.	Standard	No charge	N/A
●Waiver must be approved in
state of issue.
●Not available until one year
after the Contract is issued.
●Must be confined to an eligible
nursing home.
●Must be confined for 180
continuous days or any shorter
period required by your state.
●Confinement must begin after
the Contract is issued.
●Requires proof of eligibility.

Basic Death	Pays a death benefit equal	Standard	No charge	N/A

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
Benefit
to:
- The greatest of the
Account Value, the total
Purchase Payments
(adjusted for withdrawals),
and the Surrender Value if
you are 85 or younger when
we receive your application;
or
- The Surrender Value if
you are 86 or older when
we receive your application.
●Withdrawals may significantly reduce the benefit, including by an amount greater than the amount withdrawn. ●Annuitizing the Contract terminates the benefit.
Maximum Anniversary Value (MAV) Death Benefit
Pays a death benefit equal
to the higher of the Basic
Death Benefit and the
highest Account Value on
any Account Anniversary
before the Covered Person’s
81st birthday, adjusted for
Purchase Payments and
withdrawals made after that
Account Anniversary.
		Optional	0.40% of average daily Variable Account Value	0.40% of average daily Variable Account Value
●Cannot be elected after the
Contract is issued.
●Cannot be changed after the
Contract is issued.
●Withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn.
●Annuitizing the Contract
terminates the benefit.

5% Premium Roll-Up (“5% Roll-Up”) Death Benefit
Pays a death benefit equal
to the higher of the Basic
Death Benefit and the sum
of total Purchase Payments
plus interest accruals,
adjusted for partial
withdrawals.
Interest accrues at 5%
annual rate on amounts in
the Variable Account.
		Optional	0.20% of average daily Variable Account Value	0.20% of average daily Variable Account Value
●No longer available
●Interest accruals end at the
earlier of:
●First day of the month
following your 80th birthday
●The day the death benefit
equals two times the sum of
your Adjusted Purchase
Payments.

Earnings Enhancement Benefit Premier (“EEB Premier”) Death Benefit	Pays a death benefit equal to the Basic Death Benefit plus the EEB Premier amount. Formula for calculating EEB Premier amount is determined by your age on the day we receive your application.	Optional	0.25% of average daily Variable Account Value	0.25% of average daily Variable Account Value
●No longer available.
●EEB Premier amount is a
percentage of the difference
between your Account Value
and your Adjusted Purchase
Payments. The percentage is
determined by your age on the
day we receive your
application:
●45% if you are age 69 or
younger;
●25% if you are between the
ages of 70 and 79, and the
EEB Premier amount locks
in on the Account
Anniversary following your
85th birthday.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
●EEB Premier amount is subject to a cap. ●Withdrawals may significantly reduce the benefit, including by an amount greater than the amount withdrawn. ●Annuitizing the Contract terminates the benefit.
Earnings Enhancement Benefit Premier Plus (“EEB Premier Plus”) Death Benefit
Pays a death benefit equal
to the Basic Death Benefit
plus the EEB Premier Plus
amount.
Formula for calculating
EEB Premier Plus amount
is determined by your age
on the day we receive your
application.
		Optional	0.40% of average daily Variable Account Value	0.40% of average daily Variable Account Value
●No longer available.
●EEB Premier Plus amount is a
percentage of the difference
between your Account Value
and your Adjusted Purchase
Payments. The percentage is
determined by your age on the
day we receive your
application:
●75% if you are 69 or
younger;
●35% if you are between the
ages of 70 and 79, and the
EEB Premier Plus amount
locks in on the Account
Anniversary following your
85th birthday.
●EEB Premier Plus amount is
subject to a cap.
●Withdrawals may significantly
reduce the benefit, including
by an amount greater than the
amount withdrawn.
●Annuitizing the Contract
terminates the benefit.

Earnings Enhancement Benefit Premier with MAV (“EEB Premier with MAV”) Death Benefit	Pays a death benefit equal to the MAV Death Benefit Plus the EEB Premier amount. Formula for calculating EEB Premier amount is determined by your age on the day we receive your application.	Optional	0.40% of average daily Variable Account Value	0.40% of average daily Variable Account Value
●No longer available.
●EEB Premier amount is a
percentage of the difference
between your Account Value
and your Adjusted Purchase
Payments. The percentage is
determined by your age on the
day we receive your
application:
●45% if you are age 69 or
younger;
●25% if you are between the
ages of 70 and 79, and the
EEB Premier amount locks
in on the Account
Anniversary following your
85th birthday.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
●EEB Premier amount is subject to a cap. ●Withdrawals may significantly reduce the benefit, including by an amount greater than the amount withdrawn. ●Annuitizing the Contract terminates the benefit.
Earnings Enhancement Benefit Premier with 5% Roll-Up (“EEB Premier with 5% Roll-Up”) Death Benefit	Pays a death benefit equal to the 5% Roll-Up Death Benefit PLUS the EEB Premier amount. Formula for calculating EEB Premier amount is determined by your age on the day we receive your application.	Optional	0.40% of average daily Variable Account Value	0.40% of average daily Variable Account Value
●No longer available.
●EEB Premier amount is a
percentage of the difference
between your Account Value
and your Adjusted Purchase
Payments. The percentage is
determined by your age on the
day we receive your
application:
●45% if you are age 69 or
younger;
●25% if you are between the
ages of 70 and 79, and the
EEB Premier amount locks
in on the Account
Anniversary following your
85th birthday.
●EEB Premier amount is subject
to a cap.
●Withdrawals may significantly
reduce the benefit, including
by an amount greater than the
amount withdrawn.
●Annuitizing the Contract
terminates the benefit.

Income Riser (SIR) Living Benefit
Allows you to withdraw a
guaranteed amount of
money each year, for life
(on a single- or joint-life
basis), regardless of
investment performance
provided you comply with
certain requirements.
Includes an annual step-up
(based on the Account
Value on each Account
Anniversary) and bonus
feature that may increase
the guaranteed benefit.
Under the bonus feature,
your benefit base may
		Optional	1.30% of the highest Withdrawal Benefit Base during the Account Year for joint-life coverage (1.10% for single-life coverage)	0.325% of the Withdrawal Benefit Base on the last day of the Account Quarter for joint-life coverage (0.275% for single-life coverage)
●Cannot be elected after the
Contract is issued.
●Cannot make additional
Purchase Payments after your
first Account Year.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
increase by a percentage of your bonus base on each Account Anniversary in the bonus period. The initial bonus period may be extended at each step-up, if any, during the bonus period.
terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take
larger withdrawals in later
years.
●All withdrawals reduce the
potential for step-ups.
●Bonus period ends on the later
of 10 years after the Contract is
issued or 10 years after most
recent step-up (step-up feature
may be available until the
Annuity Income Date).
●No step-up if Account Value is
$5,000,000 or more.
●A step-up may increase your
charge (no future step-ups if
you refuse consent to a charge
increase).
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.
●Terminates if you annuitize.

Secured Returns for Life Living Benefit
Guarantees a return of your
initial Purchase Payment
(adjusted for subsequent
Purchase Payments and
withdrawals) during the
accumulation period,
regardless of investment
performance, provided you
comply with certain
requirements.
Includes a step-up feature
(based on Account Value)
that may allow you to
increase your guaranteed
amount.
The guaranteed amount can
be paid out under:
A Guaranteed Minimum
Accumulation Benefit
(“AB”) Plan, which returns
your guaranteed amount on
the AB Plan Maturity Date;
or
A Guaranteed Minimum
Withdrawal Benefit (“WB”)
		Optional	0.50% of the highest Account Value during the Account Year.	0.125% of the Account Value at the end of each Account Quarter.
●No longer available.
●Guaranteed amount can be less
than Account Value.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may
terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take
larger withdrawals in later
years.
●All withdrawals reduce the
potential for step-ups.
●Automatic enrollment in the
AB Plan continues unless you
elect the WB Plan.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
Plan, which provides for either return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life.
●AB Plan matures on the later
of the 10th Account
Anniversary or 10 years after
the most recent step-up (may
be available until the
Maximum Annuity
Commencement Date).
●Under the AB Plan, Purchase
Payments after the second
Account Anniversary may be
disadvantageous, as they may
increase the guaranteed
amount by less than 100% of
the amount of the payments.
●WB Plan may be elected prior
to the earliest of the Maximum
Annuity Commencement Date,
the date you annuitize, and the
date the AB Plan matures.
●Once you elect the WB Plan,
you may not change to the AB
Plan.
●Under the WB Plan, no
additional Purchase Payments
after your fourth Account
Anniversary.
●Step-ups may be elected on or
after your third Account
Anniversary.
●At least 3 full years must pass
before you can elect another
step-up.
●Step-ups may be subject to
additional timing restrictions.
●Step-ups limited by maximum
Account Value of $5 million.
●A step-up may increase your
charge.
●Charges will continue until the
7th Account Anniversary if the
benefit is cancelled because
you have violated the
investment restrictions or
assigned the Contract.
●You may revoke the benefit at
any time after the 7th Account
Anniversary.
●Once the benefit is cancelled
or revoked, it cannot be
reinstated.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
●Annuitization terminates the benefit.
Secured Returns Living Benefit
Guarantees a return of your
initial Purchase Payment
plus a percentage of any
subsequent Purchase
Payments (adjusted for any
withdrawals) during the
accumulation period,
regardless of investment
performance, provided you
comply with certain
requirements.
The guaranteed amount can
be paid out under:
A Guaranteed Minimum
Accumulation Benefit
(“AB”) Plan, which returns
your guaranteed amount on
the 10th Account
Anniversary; or
A Guaranteed Minimum
Withdrawal Benefit (“WB”)
Plan, which returns your
guaranteed amount through
periodic withdrawals until
your guaranteed amount
equals zero.
		Optional	0.40% of average daily net assets.	0.40% of average daily net assets
●No longer available.
●Guaranteed amount can be less
than Account Value.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●Withdrawals will reduce your
guaranteed amount, and may
significantly reduce the benefit
if Account Value is lower than
the guaranteed amount.
●Deferring withdrawals in early
years may allow you to take
larger withdrawals in later
years.
●Automatic enrollment in the
AB Plan continues unless you
elect the WB Plan.
●AB Plan matures on the 10th
Account Anniversary.
●Under the AB Plan, Purchase
Payments after the second
Account Anniversary may be
disadvantageous, as they may
increase the guaranteed
amount by less than 100% of
the amount of the payments.
●WB Plan may be elected prior
to the earliest of your 81st
birthday, the 10th Account
Anniversary, and annuitization.
●Once you elect the WB Plan,
you may not change to the AB
Plan.
●Under the WB Plan, no
additional Purchase Payments
after your fourth Account
Anniversary.
●Under the WB Plan, if your
Account Value drops to zero,
no subsequent Purchase
Payments will be accepted and
no death benefit will be
payable.
●Charges will continue until the
7th Account Anniversary if the

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations

benefit is cancelled because
you have violated the
investment restrictions or
assigned the Contract.
●You may revoke the benefit at
any time after the 7th Account
Anniversary.
●Once the benefit is cancelled
or revoked, it cannot be
reinstated.
●Annuitization terminates the
benefit.

Secured Returns 2 Living Benefit
Guarantees a return of your
initial Purchase Payment
(adjusted for subsequent
Purchase Payments and
withdrawals) during the
accumulation period,
regardless of investment
performance, provided you
comply with certain
requirements.
Includes step-up and refund
features that may allow you
to increase your guaranteed
amount.
The guaranteed amount can
be paid out under:
A Guaranteed Minimum
Accumulation Benefit
(“AB”) Plan, which returns
your guaranteed amount on
the AB Plan Maturity Date;
or
A Guaranteed Minimum
Withdrawal Benefit (“WB”)
Plan, which provides for
return of your guaranteed
amount through periodic
withdrawals until your
guaranteed amount equals
zero.
Under the step-up feature,
you may increase your
guaranteed amount to equal
the Account Value under
certain conditions.
Under the refund feature,
we may refund your benefit
charges if you are in the AB
		Optional	0.50% of the highest Account Value during the Account Year.	0.125% of the Account Value at the end of each Account Quarter.
●No longer available.
●Guaranteed amount can be less
than your Account Value.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●Withdrawals will reduce your
guaranteed amount, and may
significantly reduce the benefit
if Account Value is lower than
the guaranteed amount.
●Deferring withdrawals in early
years may allow you to take
larger withdrawals in later
years.
●Automatic enrollment in the
AB Plan continues unless you
elect the WB Plan.
●AB Plan matures on the later
of your 10th Account
Anniversary or 10 years from
your most recent step-up.
●Under the AB Plan, additional
Purchase Payments after the
second Account Anniversary
may be disadvantageous, as
they may increase the
guaranteed amount by less than
100% of the amount of the
payments.
●WB Plan may be elected any
time after your first Account
Anniversary and before the
earliest of your 81st birthday,
the date you annuitize, and the
date your AB Plan matures.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
Plan and Account Value is greater than or equal to your guaranteed amount on the AB Maturity Date.
●Once you elect the WB Plan,
you may not change to the AB
Plan.
●Under the WB Plan, no
additional Purchase Payments
after your fourth Account
Anniversary.
●Refund feature not available
under the WB Plan.
●Under the WB Plan, if your
Account value drops to zero,
no subsequent Purchase
Payments will be accepted and
no death benefit will be
payable.
●Step-ups may be elected after
your fifth Account
Anniversary.
●At least 5 full years must pass
before you can elect another
step-up.
●Step-ups may be subject to
additional timing and age
restrictions.
●A step-up may increase your
charge.
●Charges will continue until the
7th Account Anniversary if the
benefit is cancelled because
you have violated the
investment restrictions or
assigned the Contract.
●You may revoke the benefit at
any time after the 7th Account
Anniversary.
●Once the benefit is cancelled
or revoked, it cannot be
reinstated.
●Annuitization terminates the
benefit.

Secured Returns for Life PlusSM Living Benefit
Guarantees a return of your
initial Purchase Payment
(adjusted for subsequent
Purchase Payments and
withdrawals) during the
accumulation period,
regardless of investment
performance, provided you
comply with certain
requirements.
		Optional	0.50% of the highest Account Value during the Account Year.	0.125% of the Account Value at the end of each Account Quarter.
●No longer available.
●Guaranteed amount can be less
than your Account Value.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations

Includes step-up, refund,
and bonus features that may
allow you to increase your
guaranteed amount under
certain conditions.
The guaranteed amount can
be paid out under:
A Guaranteed Minimum
Accumulation Benefit
(“AB”) Plan, which returns
your guaranteed amount on
the AB Plan Maturity Date;
or
A Guaranteed Minimum
Withdrawal Benefit (“WB”)
Plan, which provides for
either return of your
guaranteed amount through
periodic withdrawals or, if
you meet certain
conditions, payments for
life.
Under the step-up feature,
you may increase your
guaranteed amount to equal
the Account Value under
certain conditions.
Under the refund feature,
we may refund your benefit
charges if you are in the AB
Plan and Account Value is
greater than or equal to
your guaranteed amount on
the AB Maturity Date.
Under the bonus feature
(the “Plus 5 Program”),
your guaranteed amount
may increase by a bonus if
you are in the WB Plan.
During the bonus period, a
bonus equal to 5% of your
bonus base will accrue in
Account Years when you do
not take a withdrawal.

●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may
terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take
larger withdrawals in later
years.
●Automatic enrollment in the
AB Plan continues unless you
elect the WB Plan.
●The AB Plan matures on the
AB Plan Maturity Date, which
will be the later of your 10th
Account Anniversary or ten
years from your last step-up
(may be available until the
Maximum Annuity
Commencement Date).
●Under the AB Plan, additional
Purchase Payments after the
second Account Anniversary
may be disadvantageous, as
they may increase your
guaranteed amount and bonus
base by less than 100% of the
amount of the payments.
●WB Plan may be elected prior
to the earliest of your AB
Maturity Date, the Contract’s
Maximum Annuity
Commencement Date, and the
date you annuitize.
●Once you elect the WB Plan,
you may not change to the AB
Plan.
●Under the WB Plan, no
additional Purchase Payments
after your fourth Account
Anniversary.
●Refund feature not available
under the WB Plan.
●Step-ups may be elected on or
after your first Account
Anniversary.
●At least one full year must pass
before you can elect another
step-up.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations

●Step-ups may be subject to
additional timing restrictions.
●Step-ups limited by maximum
Account Value of $5 million.
●A step-up may increase your
charge.
●Plus 5 Program bonus period is
available until the earlier of the
end of the first 10 Account
Years or your 80th birthday.
●No bonus will be accrued or
applied in any Account Year
where you take a withdrawal.
●You must elect the WB Plan
for a bonus to be applied under
the Plus 5 Program.
●A step-up under the AB Plan
will reduce the amount of the
Plus 5 Program bonus that may
be applied under the WB Plan.
●Charges will continue until the
7th Account Anniversary if the
benefit is cancelled because
you have violated the
investment restrictions or
assigned the Contract.
●You may revoke the benefit at
any time after the 7th Account
Anniversary.
●Once the benefit is cancelled
or revoked, it cannot be
reinstated.
●Annuitization terminates the
benefit.

Retirement Income EscalatorSM Living Benefit
Allows you to withdraw a
guaranteed amount of
money each year, for life
(on a single- or joint-life
basis), regardless of
investment performance
provided you comply with
certain requirements.
Includes an annual step-up
(based on the Account
Value on each Account
Anniversary) and bonus
feature that may increase
the benefit base.
		Optional	0.95% of the highest Withdrawal Benefit Base during the Account Year for joint-life coverage (0.75% for single-life coverage)	0.2375% of the Withdrawal Benefit Base on the last day of the Account Quarter for joint-life coverage (0.1875% for single-life coverage)
●No longer available.
●No additional Purchase
Payments after the first
Account Anniversary.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations

Under the bonus feature,
your benefit base may
increase by 7% of your
bonus base on each
Account Anniversary in the
bonus period. The bonus
period may be extended at
each step-up, if any, during
the bonus period.
Also provides opportunity
to increase the percentage
used to calculate your
guaranteed withdrawal
amount. You may become
eligible for a higher
percentage by deferring the
beginning of guaranteed
withdrawals.

terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●All withdrawals reduce the
potential for step-ups.
●Bonus period ends on the later
of 10 years after the Contract is
issued or 10 years after the
most recent step-up (may be
available until the Annuity
Income Date).
●No step-up if Account Value is
$5,000,000 or more.
●A step-up may increase your
charge (no future step-ups if
you do not consent to a charge
increase).
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.
●Terminates if you annuitize.

Income ON Demand® Living Benefit (“IOD”)
Allows you to withdraw a
guaranteed amount of
money each year, for life
(on a single- or joint-life
basis), regardless of
investment performance
provided you comply with
certain requirements.
Includes a stored income
feature. Any guaranteed
amount you do not
withdraw in a given year
will be stored in the Stored
Income Balance and can be
withdrawn in the future.
Under the stored income
feature, all or part of the
Stored Income Balance can
be used to effect a
“one-time” increase of the
benefit base used to
calculate your guaranteed
withdrawal amount.
Also includes an annual
step-up (based on the
Account Value and Stored
		Optional	0.85% of the highest Income Benefit Base during the Account Year for joint-life coverage (0.65% for single-life coverage)	0.2125% of the Income Benefit Base on the last day of the Account Quarter for joint-life coverage (0.1625% for single-life coverage)
●No longer available.
●No additional Purchase
Payments after the first
Account Anniversary.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may
terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●The “one-time” use of the
Stored Income Balance to
increase the Income Benefit
Base must be exercised within
specified time limits prior to

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations

Income Balance, if any, on
each Account Anniversary)
that may increase the
guaranteed benefit.
Also includes a return of
Purchase Payments feature.
If you make no withdrawals
during the first 10 Account
Years, we will credit your
Account Value with the
excess of your total
Purchase Payments over
your then Account Value.

your Annuity Commencement
Date.
●Step-ups limited by a
maximum Account Value of
$5 million.
●A step-up may increase your
charge (no future step-ups if
you do not consent to a charge
increase).
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.
●Terminates if you annuitize.

Income ON Demand® II Living Benefit
Allows you to withdraw a
guaranteed amount of
money each year, for life
(on a single- or joint-life
basis), regardless of
investment performance
provided you comply with
certain requirements.
Includes a stored income
feature. Any guaranteed
amount you do not
withdraw in a given year
will remain in the Stored
Income Balance and can be
withdrawn in the future.
Under the stored income
feature, all or part of the
Stored Income Balance can
be used to effect a
“one-time” increase of the
benefit base used to
calculate your guaranteed
withdrawal amount.
Also includes an annual
step-up (based on the
Account Value and Stored
Income Balance, if any, on
each Account Anniversary)
that may increase the
guaranteed benefit.
		Optional	0.85% of the highest Fee Base during the Account Year for joint-life coverage (0.65% for single-life coverage)	0.2125% of the Fee Base on the last day of the Account Quarter for joint-life coverage (0.1625% for single-life coverage)
●No longer available.
●No additional Purchase
Payments after the first
Account Anniversary.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may
terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●The “one-time” use of the
Stored Income Balance to
increase the Income Benefit
Base must be exercised prior to
your Annuity Commencement
Date.
●Step-ups may be limited by
maximum Account Value and
Stored Income Balance
restrictions.
●A step-up may increase your
charge (no future step-ups if
you do not consent to a charge
increase).
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
●Terminates if you annuitize.
Income ON Demand® II Plus Living Benefit
Allows you to withdraw a
guaranteed amount of
money each year, for life
(on a single- or joint-life
basis), regardless of
investment performance
provided you comply with
certain requirements.
Includes a stored income
feature. Any guaranteed
amount you do not
withdraw in a given year
will remain in the Stored
Income Balance and can be
withdrawn in the future.
Under the stored income
feature, all or part of the
Stored Income Balance can
be used to effect a
“one-time” increase of the
benefit base used to
calculate your guaranteed
withdrawal amount.
Also includes an annual
step-up (based on the
Account Value and Stored
Income Balance, if any, on
each Account Anniversary)
and bonus feature that may
increase the guaranteed
benefit.
Under the bonus feature,
your benefit base may
increase by 7% of your
bonus base on each
Account Anniversary in the
bonus period. The initial
bonus period may be
extended at each step-up, if
any, during the bonus
period.
		Optional	1.15% of the highest Fee Base during the Account Year for joint-life coverage (0.95% for single-life coverage)	0.2875% of the Fee Base on the last day of the Account Quarter for joint-life coverage (0.2375% for single- life coverage
●No longer available.
●No additional Purchase
Payments after the first
Account Anniversary.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may
terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●The “one-time” use of the
Stored Income Balance to
increase the Income Benefit
Base must be exercised prior to
your Annuity Commencement
Date.
●Bonus period ends on the later
of 10 years after the Contract is
issued or 10 years after most
recent step-up (may be
available until the Annuity
Income Date).
●Step-ups may be limited by
maximum Account Value and
Stored Income Balance
restrictions.
●A step-up may increase your
charge (no future step-ups if
you do not consent to a charge
increase).
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.
●Terminates if you annuitize.

Retirement Income EscalatorSM II Living Benefit	Allows you to withdraw a guaranteed amount of money each year, for life (on a single- or joint-life basis), regardless of	Optional	1.15% of the highest Withdrawal Benefit Base during	0.2875% of the Withdrawal Benefit Base on the	●No longer available. ●No additional Purchase Payments after the first Account Anniversary.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations

investment performance
provided you comply with
certain requirements.
Includes an annual step-up
(based on the Account
Value on each Account
Anniversary) and bonus
feature that may increase
the guaranteed benefit.
Under the bonus feature,
your benefit base may
increase by 7% of your
bonus base on each
Account Anniversary in the
bonus period. The initial
bonus period may be
extended at each step-up, if
any, during the bonus
period.
Also provides opportunity
to increase the percentage
used to calculate your
guaranteed withdrawal
amount if your age at
step-up makes you eligible
for a higher percentage.
the Account Year for joint-life coverage (0.95% for single-life coverage)
last day of
the Account
Quarter for
joint-life
coverage
(0.2375%
for
single-life
coverage)

Fees are
lower if you
purchased
your
contract
before
February 17,
2009 and
you have
not
consented
to higher
fees in
connection
with a
step-up

●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may
terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●All withdrawals reduce the
potential for step-ups.
●Bonus period ends on the later
of 10 years after the Contract is
issued or 10 years after most
step-up (may be available until
the Annuity Income Date).
●The percentage used to
calculate the guaranteed
amount you can withdraw will
only increase if you step-up
after you reach certain
specified ages.
●Step-ups may be limited by
maximum Account Value and
Stored Income Balance
restrictions.
●A step-up may increase your
charge (no future step-ups if
you do not consent to a charge
increase).
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.
●Terminates if you annuitize.

Income ON Demand® II Escalator Living Benefit	Allows you to withdraw a guaranteed amount of money each year, for life (on a single- or joint-life basis), regardless of investment performance provided you comply with certain requirements.	Optional	1.15% of the highest Fee Base during the Account Year for joint-life coverage	0.2875% of the Fee Base on the last day of the Account Quarter for joint-life coverage	●No longer available. ●No additional Purchase Payments after the first Account Anniversary. ●Investment restrictions limit available investment options.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations

Includes a stored income
feature. Any guaranteed
amount you do not
withdraw in a given year
will remain in the Stored
Income Balance and can be
withdrawn in the future.
Under the stored income
feature, all or part of the
Stored Income Balance can
be used to effect a
“one-time” increase of the
benefit base used to
calculate your guaranteed
withdrawal amount.
Also includes an annual
step-up (based on the
Account Value and Stored
Income Balance, if any, on
each Account Anniversary)
that may increase the
guaranteed benefit.
Also provides opportunity
to increase the percentage
used to calculate your
guaranteed withdrawal
amount if your age at
step-up makes you eligible
for a higher percentage.
			(0.95% for single-life coverage)	(0.2375% for single-life coverage) Fees are lower if you purchased your contract before February 17, 2009 and you have not consented to higher fees in connection with a step-up.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may
terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take
larger guaranteed withdrawals
in later years.
●The “one-time” use of the
Stored Income Balance to
increase the Income Benefit
Base must be exercised prior to
your Annuity Commencement
Date.
●The percentage used to
calculate the guaranteed
amount you can withdraw will
only increase if you step-up
after you reach certain
specified ages.
●A step-up may increase your
charge (no future step-ups if
you do not consent to a charge
increase).
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.
●Terminates if you annuitize.
●Change of ownership may also
cancel the benefit.

Retirement Asset ProtectorSM Living Benefit
Guarantees a return of the
greater of:
The excess of your benefit
base over your Account
Value; or
Your total fees paid for the
benefit.
The return is guaranteed
regardless of investment
performance provided you
reach the maturity date.
Includes an annual step-up
(based on the Account
		Optional	0.75 of the highest benefit base during the Account Year.	0.1875% of the benefit base on the last day of the Account Quarter. Fees are lower if you purchased your contract before February 17, 2009 and you have
●No longer available.
●No additional Purchase
Payments accepted after the
first Account Anniversary.
●The maturity date is based on
your age when the Contract is
issued.
●If you are younger than 85 on
the Issue Date, your maturity
date is the later of your 10th
Account Anniversary or 10
years from the date of your
most recent step-up.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations
	Value on each Account Anniversary) that may increase the guaranteed benefit.			not consented to higher fees in connection with a step-up.
●If you are 85 on the Issue Date,
your maturity date is your
Maximum Annuity
Commencement Date.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●Withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may
terminate the benefit and the
Contract.
●Step-ups may be elected on or
after your first Account
Anniversary.
●At least one full year must pass
before you can elect another
step-up.
●Step-ups may be limited by
maximum Account Value of
$5 million.
●A step-up will increase your
charge.
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.
●Terminates if you annuitize.

Income ON Demand® III Escalator Living Benefit
Allows you to withdraw a
guaranteed amount of
money each year, for life
(on a single- or joint-life
basis), regardless of
investment performance
provided you comply with
certain requirements.
Includes a stored income
feature. Any guaranteed
amount you do not
withdraw in a given year
will remain in the Stored
Income Balance and can be
withdrawn in the future.
Under the stored income
feature, all or part of the
Stored Income Balance can
be used to effect a
		Optional	1.30% of the highest Fee Base during the Account Year for joint-life coverage (1.10% for single-life coverage)	0.3250% of your Fee Base on the last day of the Account Quarter for joint-life coverage (0.2750% for single-life coverage)
●No longer available.
●No additional Purchase
Payments after the first
Account Anniversary.
●Investment restrictions limit
available investment options.
●Investment or transfer outside
the investment restrictions will
terminate the benefit.
●The timing and amount of your
withdrawals may significantly
reduce the benefit, including
by an amount greater than the
value withdrawn, and may
terminate the benefit and the
Contract.
●Deferring withdrawals in early
years may allow you to take

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions/Limitations

“one-time” increase of the
benefit base used to
calculate your guaranteed
withdrawal amount.
Also includes an annual
step-up (based on the
Account Value and Stored
Income Balance, if any, on
each Account Anniversary)
that may increase the
guaranteed benefit.
Also provides opportunity
to increase the percentage
used to calculate your
guaranteed withdrawal
amount if your age at
step-up makes you eligible
for a higher percentage.

larger guaranteed withdrawals
in later years.
●The “one-time” use of the
Stored Income Balance to
increase the Income Benefit
Base must be exercised prior to
your Annuity Commencement
Date.
●The percentage used to
calculate the guaranteed
amount you can withdraw will
only increase if you step-up
after you reach certain
specified ages.
●Step-ups may be limited by
maximum Account Value and
Stored Income Balance
restrictions.
●A step-up may increase your
charge (no future step-ups if
you do not consent to a charge
increase).
●You may terminate at any time.
Once terminated, the benefit
may not be reinstated.
●Terminates if you annuitize.

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT
Cash Withdrawals
Requesting a Withdrawal
At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.
All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request, we will notify you of the amount we would pay in the event of a full withdrawal. Withdrawals also may have adverse federal income tax consequences including a 10% additional tax. (See “TAX PROVISIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.
Full Withdrawals
If you request a full withdrawal, we calculate the amount we will pay you as follows:
●
first we determine your Account Value based on any Fixed Account Value and on the price next determined for each Sub-Account at the end of the Valuation Period during which we receive your withdrawal request;

●
we then deduct the Account Fee, if applicable;
●
we calculate and then add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally,
●
we calculate and deduct any applicable withdrawal charge.
A full withdrawal results in the surrender of your Contract, cancellation of all rights and privileges under your Contract, and your optional living benefit will end.
Partial Withdrawals
When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:
●
the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
●
your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).
If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.
You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro-rata, based on your Account Value at the end of the Valuation Period during which we receive your request. If you have elected “Build Your Own Portfolio,” withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds.
Withdrawals may significantly reduce any death benefit and/or living benefit amount. In calculating the amount payable under the living benefit or death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional living benefits and the death benefits that appear elsewhere in this Prospectus (and in the Appendices hereto) for information about the effects that withdrawals will have on those benefits.
If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).
Time of Payment
We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, in Good Order, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:
●
when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;
●
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;
●
when an SEC order permits us to defer payment for the protection of Participants; or
●
when mandated by applicable law.
If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.
If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.
Withdrawal Restrictions for Qualified Plans
If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.
Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX PROVISIONS.”)
Withdrawal Charge
We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.
Free Withdrawal Amount
In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge.
The “free withdrawal amount” is equal to 10% of the amount of all Purchase Payments you have made minus all withdrawals that were not subject to withdrawal charges taken during the current Account Year. The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount is subject to the withdrawal charge. In no event will a withdrawal charge be based on an amount more than the total Purchase Payments not previously withdrawn. After the fourth Account Anniversary, any amount you withdraw is free of withdrawal charges.
The “free withdrawal amount” that you do not use in an Account Year is not cumulative. In other words, it will not be carried forward or available for use in future Account Years.
For an example of how we calculate the “free withdrawal amount,” see “APPENDIX D - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”
Order of Withdrawal
Each time you make a withdrawal, we consider the free withdrawal amount to be withdrawn first. If the amount you withdraw is in excess of your free withdrawal amount, then that excess may be subject to a withdrawal charge. We will withdraw the excess, in order, from your oldest remaining Purchase Payment to your most recent Purchase Payment. Each time you make a withdrawal, we will follow this procedure until all of your Purchase Payments have been withdrawn. Once all Purchase Payments are withdrawn, the balance withdrawn (which would include the 0.15% credit described under “Mortality and Expense Risk Charge”) is not subject to a withdrawal charge. After the fourth Account Anniversary, amounts withdrawn are not subject to withdrawal charges.

Calculation of Withdrawal Charge
We calculate the amount of the withdrawal charge by multiplying the amount you withdraw by a percentage. As set forth below, the percentage decreases according to the number of complete Account Years since your Issue Date. After your fourth Account Anniversary, any amount you withdraw is free of withdrawal charges. The withdrawal charge scale is as follows:
Number of Account Years Since Your Issue Date	Withdrawal Charge
0 - 1	8%
1 - 2	8%
2 - 3	7%
3 - 4	6%
4 or more	0%
The withdrawal charge will never be greater than 8% of an amount equal to your Account Value minus your “free withdrawal amount.” You may want to consider deferring a withdrawal because withdrawal charges decline the longer your Contract is in effect.
For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.
For additional examples of how we calculate withdrawal charges, see “APPENDIX D - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”
Types of Withdrawals not Subject to Withdrawal Charge
Nursing Home Waiver
We will waive the withdrawal charge for a full withdrawal if:
●
the nursing home waiver is approved in the state of issue;
●
at least one year has passed since your Issue Date;
●
you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state; and
●
your confinement to an eligible nursing home began after your Issue Date.
An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.
Minimum Distributions
For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals
We do not impose withdrawal charges:
●
when you annuitize your Contract;
●
on amounts we pay as a death benefit, except under the Cash Surrender method;
●
on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or
●
on any amounts transferred as part of an optional program. (See “Other Programs.”)
Market Value Adjustment
Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.
If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.
We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.
A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal in duration to the number of complete years remaining in your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely increase your Account Value.
Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.
We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:
(1 + I	)	N/12	- 1
1 + J + b
where:
I
is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;
J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;
N
is the number of complete months remaining in your Guarantee Period; and
b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The “b” factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.
We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.
For examples of how we calculate the Market Value Adjustment, see “APPENDIX D - WITHDRAWALS, WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT.”
CONTRACT CHARGES
Account Fee
During the Accumulation Phase of your Contract, we will deduct an annual Account Fee of $50 from your Account Value to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. We deduct the Account Fee pro-rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.
We will not charge the Account Fee if:
●
your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or
●
your Account Value is $100,000 or more on your Account Anniversary.
If you make a full withdrawal of your Account Value, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro-rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.
After the Annuity Commencement Date, we will deduct an annual Account Fee of $50 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.
Administrative Expense Charge and Distribution Fee
We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.
We also deduct a distribution fee from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.20% of your average daily Variable Account Value. During the Income Phase, this fee is included as part of the total insurance charges deducted from Annuity Unit values. This fee is designed to reimburse us for the expenses associated with distributing and issuing the Contracts.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from these charges. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.
Mortality and Expense Risk Charge
During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30% of your average daily Variable Account Value.
We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to: (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefits and any optional living benefits will exceed the amount of the charges we deduct for those optional benefits; and (4) the risk that the annual Account Fee, the administrative expense charge, and the distribution fee we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.
For Contracts purchased prior to March 5, 2007, the rate of the mortality and expense risk charge is 1.50% (rather than 1.30%), if you were age 76 or older on the Contract’s Open Date. During the Income Phase, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values, regardless of your age on the Open Date. We will not deduct the mortality and expense risk charge; nor will we deduct the charges for any optional living benefit or optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.
Charges for Optional Benefits
You may only elect the currently available optional living benefit. If you elect the optional living benefit, we will deduct a charge from your Account Value on the last valuation day of each Account Quarter during the Accumulation Phase. The maximum amount of the charge is shown in the following chart. (The chart shows the charge for the optional living benefit that is currently being offered. For more information about this charge, as well as the charges for forms of optional living benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEE TABLE.”)
Living Benefit	Maximum Charge per Account Year
Income Riser	1.30% of the highest Withdrawal Benefit Base during the Account Year[1]

1
The Withdrawal Benefit Base is initially equal to your initial Purchase Payment, and thereafter is subject to certain adjustments.
If you elect the MAV optional death benefit, during the Accumulation Phase, we will deduct a daily charge at an effective annual rate of 0.40% of your average daily Variable Account Value. For more information about this charge, as well as the charges for optional death benefits that are no longer being offered but remain in force under currently outstanding Contracts, please see “FEE TABLE.” For more information about the calculation of this charge, please see “Variable Accumulation Unit Value” under “Variable Account Value.”

Premium Taxes
Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.
In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.
Fund Expenses and Restrictions
There are fees and expenses deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.
Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.
Modification in the Case of Group Contracts
For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.
OPTIONAL LIVING BENEFIT: INCOME RISER
Currently, you may elect to participate in Income Riser (“SIR”) on or before your Issue Date. SIR provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under SIR, the larger the guaranteed Annual Withdrawal Amount. To describe how SIR works, we use the following definitions:
Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The Annual Withdrawal Amount is equal to your current
Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual
Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your SIR Coverage Date.
Excess Withdrawal:	Any withdrawal taken after your SIR Coverage Date that exceeds your Annual Withdrawal Amount (or your Yearly Required Minimum Distribution Amount, if greater).
Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.

SIR Bonus Base:
The amount on which bonuses are calculated. The SIR Bonus Base is equal to the sum of your
Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your SIR Coverage Date or any Excess Withdrawals. (See “Excess
Withdrawals” under “Withdrawals Under SIR.”)

SIR Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth Account Anniversary.
If you “step up” SIR (described below) during the SIR Bonus Period, the SIR Bonus Period is extended to ten years from the date of the step-up.

SIR Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.
Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “SIR Fee.” (See “Cost of SIR.”)
You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under SIR with Joint-Life Coverage.”
In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

SIR may not be appropriate for all investors. Before purchasing SIR, you should carefully consider the following:
SIR may be appropriate for you if you are an investor who:
●wants an opportunity for annual income to increase as you grow older.
●wants a guaranteed stream of income for life without annuitizing, beginning on or after your SIR Coverage Date.
●wants the option of joint-life coverage.
●can defer withdrawals during your early Account Years to increase your benefit in later years.
SIR may be inappropriate for you if you are an investor who:
●anticipates the need for Excess Withdrawals or Early Withdrawals.
●wants to invest in funds other than a Designated Fund.
●wants single-life coverage on a co-owned Contract.

SIR is inappropriate if you are an investor who:
●wants to make additional Purchase Payments after the first Account Year.
●is actively invested in contributory plans, because SIR prohibits any Purchase Payments after the first Account Anniversary.
You may combine SIR with the MAV optional death benefit. Upon annuitization, SIR and the MAV optional death benefit, if elected, automatically terminate.
You may elect to participate in SIR, provided that:
●
neither the oldest Participant nor the oldest Annuitant has attained age 86 on or before the date we receive your application (in the case of a non-natural Participant, the oldest Annuitant has not attained age 86 on or before that date);
●
you limit the allocation of your Purchase Payments and Account Value to the Designated Funds that we make available with SIR; and

●
you do not elect any other optional living benefit available under your Contract.
SIR allows you to withdraw a guaranteed amount of money each year, beginning on your SIR Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under SIR continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your SIR Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.
In addition, if you make no withdrawals in an Account Year during your SIR Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). The SIR Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under SIR”), provided that the step-up occurs during the SIR Bonus Period.
If you are participating in SIR, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.
To participate in SIR, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of SIR. (The “term” of SIR is for life, unless your Withdrawal Benefit Base is reduced to zero or SIR is terminated or cancelled as described under “Cancellation of SIR,” “Depleting Your Account Value,” and “Annuitization Under SIR.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS.”
Under SIR, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under SIR with Single-Life Coverage,” and “Death of Participant Under SIR with Joint-Life Coverage.”
Determining Your Withdrawal Benefit Base
On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:
●
increased by any applicable bonuses;
●
increased by any step-ups as described under “Step-Up Under SIR”;
●
increased by any subsequent Purchase Payments you make during the first year following the Issue Date.
●
decreased following any Early Withdrawals you take as described under “Early Withdrawals”; and
●
decreased following any Excess Withdrawals you take as described under “Excess Withdrawals”.
Determining Your Annual Withdrawal Amount
Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your SIR Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your SIR Coverage Date as shown in the table below.

Your Age on the Date of the First Withdrawal After Your SIR Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”
Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under SIR.”) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.
Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.
How SIR Works
Each Account Year, beginning on your SIR Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.
If you defer taking any withdrawals in an Account Year during the SIR Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your SIR Bonus Base (6% if you purchased your Contract prior to February 8, 2010, or the date SIR with a 7% bonus became available in your state). However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under SIR.” In the case of a fee increase, we will notify you in writing, in advance of your Account Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under SIR.”) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.
Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under SIR.” Note also that investing in any Fund, other than a Designated Fund, will cancel SIR, as described under “Cancellation of SIR.”

Here is an example of how SIR works.
Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age
65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your
SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your SIR Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the SIR
Bonus Period, your Withdrawal Benefit Base will increase by 7% of your SIR Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a SIR Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the SIR Bonus period is over, you will no longer be eligible for the 7% bonus each year and it may be in your interest to take the full
Annual Withdrawal Amount each year. However, any withdrawal will reduce your Account Value as well as your chances of a higher Annual Withdrawal Amount through step-up. When to take withdrawals will depend upon your own situation. You should discuss your living benefit options with your financial adviser. (For convenience, assume that the investment performance of your underlying investments equals or offsets all Contract expenses. Therefore, your Account Value remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account
Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal
Benefit Base and your SIR Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new
Withdrawal Benefit Base, or $6,250. Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account
Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0
Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the above chart, we set your
Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal
Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit
Base, as shown in the following table:

4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000
Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your SIR Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is 5% of your new Withdrawal Benefit Base ($168,750), as shown below:

9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438

Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the SIR Bonus Period, as your SIR Bonus Period ends 10 years after the previous step-up.

11	$100,562	$168,750	$125,000	$8,438	$8,438
12	$92,124	$168,750	$125,000	$8,438	$8,438
13	$83,686	$168,750	$125,000	$8,438	$8,438
14	$75,248	$168,750	$125,000	$8,438	$0
15	$75,248	$168,750	$125,000	$8,438	$8,438
If you have SIR with a 6% bonus, the numbers shown in the above example would be different.
There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the SIR Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.
The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.
Withdrawals Under SIR
Withdrawals After the SIR Coverage Date
Starting on your SIR Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:
●
the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge”);
●
your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Tax Issues Under SIR”); and
●
your Annual Withdrawal Amount.
The previous example shows withdrawals taken after your SIR Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:
●
your free withdrawal amount permitted under this Contract,
●
your Yearly Required Minimum Distribution Amount, or
●
your Annual Withdrawal Amount.
If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.

Excess Withdrawals
If you take an Excess Withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:
Your new SIR Bonus Base	=	BB x	(	AV – WD	)
AV - AWA
Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA
Where:
BB	=	Your SIR Bonus Base immediately prior to the Excess Withdrawal.
WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.
WD	=	The amount of the Excess Withdrawal.
AV	=	Your Account Value immediately prior to the Excess Withdrawal.
AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your SIR Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal
Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual
Withdrawal Amount. After your second withdrawal, your SIR Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new SIR Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.982906

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.982906

	=	$157,265
Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.
If you have SIR with a 6% bonus, the numbers shown in the above example would be different.
You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your SIR Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.
Early Withdrawals
All withdrawals taken before your SIR Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your SIR Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:
Your new SIR Bonus Base	=	BB x	(	AV – WD	)
AV
Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV
Where:
BB	=	Your SIR Bonus Base immediately prior to the Early Withdrawal.
WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.
WD	=	The amount of the Early Withdrawal.
AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you purchase a Contract with an initial Purchase Payment of $100,000. Assume also that you are age 45 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your
SIR Bonus Base are each set equal to your initial Purchase Payment on your Issue Date. Your Withdrawal Benefit
Base will increase by 7% of your SIR Bonus Base each year in which you do not take a withdrawal. Your SIR
Coverage Date will not occur until your 15th Account Anniversary (the first Account Anniversary after you reach age
59). Any withdrawals you take prior to that time will be Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account
Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore, we will step-up your Withdrawal
Benefit Base and your SIR Bonus Base to $125,000.

Assume that, in Account Year 7, your Account Value has grown to $130,000 and you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the
Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$130,000	$160,000	$125,000	$0	$10,000

At this point, your SIR Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new SIR Bonus Base	=	$125,000	x	$130,000 - $10,000
				$130,000

	=	$125,000	x	$120,000
				$130,000

	=	$125,000	x	0.92308
	=	$115,385
Your new Withdrawal Benefit Base	=	$160,000	x	$130,000 - $10,000
				$130,000

	=	$160,000	x	$120,000
				$130,000

	=	$160,000	x	0.92308

	=	$147,693
Your Annual Withdrawal Amount will still be $0 because you have not reached your SIR Coverage Date.
If you have SIR with a 6% bonus, the numbers shown in the above example would be different.
You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under SIR, including reducing your Account Value to zero and thereby terminating your Contract without value.
In addition to reducing your benefits under SIR, any withdrawal before you reach age 59 1∕2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.
Depleting Your Account Value
If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the SIR Bonus Base will each also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with SIR, will end.
If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.
Cost of SIR
If you elect SIR, we will deduct a quarterly fee from your Account Value (“SIR Fee”). The SIR Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The SIR Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2750% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.3250% for joint-life coverage). The maximum SIR Fee you can pay in any one Account Year is equal to 1.10% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts.

Your SIR Fee will not change during an Account Year, unless you take one of the following specific actions:
●
If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your SIR Fee.
●
If you make a withdrawal before your SIR Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your SIR Fee.
However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described under “Step-Up Under SIR.” If your Withdrawal Benefit Base increases because of favorable investment performance, your SIR Fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.
We will continue to deduct the SIR Fee until you annuitize your Contract, your Account Value reduces to zero, or your SIR is terminated or cancelled as described under “Cancellation of SIR”.
We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the SIR Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.
Step-Up Under SIR
Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:
●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)
●
Your Account Value must be greater than your current Withdrawal Benefit Base (increased by any applicable 7% or 6% bonus during the SIR Bonus Period).
Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the SIR Fee on newly issued Contracts. If we are no longer issuing Contracts with SIR, then the percentage rate we use to calculate your SIR Fee will be set based upon current market conditions at that time.
●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your SIR Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your SIR Bonus Base.
●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your SIR Fee and step-up your Withdrawal Benefit Base and SIR Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and SIR Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.
At the time of step-up, we will increase your Withdrawal Benefit Base and SIR Bonus Base to an amount equal to the Account Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the SIR Bonus Period, your SIR Bonus Period will renew for another 10-year period commencing at the time of step-up.
If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your

Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base as follows:
Your Age at Step-up*	Lifetime Withdrawal Percentage
59 – 64	4%
65 – 79	5%
80 or older	6%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”
After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under SIR:
Assume that you purchased a Contract with an initial Purchase Payment of $100,000. Assume also that you are age
65 when your Contract is issued and that you elected to participate in SIR with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that no withdrawals are taken and, therefore, your Withdrawal Benefit Base will increase annually by 7% of your SIR Bonus Base during your SIR
Bonus Period. Assume further that no additional Purchase Payments are made, and, because of good investment performance of the Designated Funds during Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit
Base and SIR Bonus Base. Assume that we have not increased the percentage used to calculate the SIR Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your SIR Bonus Base to $125,000.
Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	SIR Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0
Going forward, your new SIR Bonus Base will be $125,000, unless increased by another step-up or reduced by an
Excess Withdrawal, and your SIR Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

If you have SIR with a 6% bonus, the numbers shown in the above example would be different.
The above example assumes that you are age 65 at issue, so that your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 79 at issue and have attained age 80 on your first Account Anniversary. When your Withdrawal Benefit Base steps-up to $125,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 80 by your first Account Anniversary. Your Annual Withdrawal Amount is now $7,500.
Joint-Life Coverage
On the Issue Date, you have the option of electing SIR with single-life coverage or, for a higher SIR Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while SIR is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while SIR is in effect. Whereas single-life coverage provides annual withdrawals under SIR only until any Participant dies, joint-life coverage provides annual withdrawals under SIR for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including SIR, ends. To take annual withdrawals under SIR’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under SIR with Joint-Life Coverage.”
If you have elected joint-life coverage, the SIR Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your SIR Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the SIR Coverage Date, as shown in the table below.
Age of Younger Spouse on Date of the First Withdrawal After Your SIR Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 79	5%
80 or older	6%
Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under SIR.” The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.
The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, SIR benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as SIR is in effect, regardless of any change in life events.
If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under SIR can be made and in light of the higher fee for joint-life coverage.
Joint-life coverage may not be available on all Contracts.
Cancellation of SIR
Should you decide that SIR is no longer appropriate for you, you may cancel SIR at any time. Upon cancellation, all benefits and charges under SIR shall cease. Once cancelled, SIR cannot be reinstated.
Although transfers among the Designated Funds are permitted as described under “Transfer Privilege,” SIR will be cancelled automatically:
●
if any Purchase Payment is allocated to an investment option other than a Designated Fund; or

●
if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.
SIR will also be cancelled for any of the following:
●
upon a termination of the Contract;
●
upon annuitization*; or
●
your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.
*
Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. (See “Selection of Annuity Commencement Date.”)
A change of ownership of the Contract may also cancel your benefits under SIR.
Death of Participant Under SIR with Single-Life Coverage
If you selected single-life coverage, SIR terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.
Note that single-life coverage may be inappropriate on a co-owned Contract, because the living benefit will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance”) or any living benefit under the Contract. Co-owners who are not spouses should, therefore, discuss with their financial adviser whether a living benefit is appropriate for them.
Death of Participant Under SIR with Joint-Life Coverage
If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in SIR, the provisions of the section titled “Death of Participant Under SIR with Single-Life Coverage” will apply.
If you purchased joint-life coverage and one of the Participants dies, SIR will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:
●
the new Account Value will be equal to the Death Benefit;
●
the SIR Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;
●
the Withdrawal Benefit Base and the SIR Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under SIR”);
●
if withdrawals under SIR have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the SIR Coverage Date;
●
if withdrawals under SIR have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and
●
the SIR Bonus Period will continue unchanged from the original contract.
At the death of the surviving spouse, the Contract, including SIR, will terminate.
If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under SIR
Under the terms of SIR, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:
(1)
surrender your Contract and receive your Cash Surrender Value,
(2)
annuitize your Account Value under one of the then currently available Annuity Options, or
(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.
If you make no election, we will default your choice to option 3.
If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value.”
Tax Issues Under SIR
Certain state and federal income tax provisions may be important to you in connection with a living benefit. If your Contract is a Non-Qualified Contract, it is possible that the election of an optional living benefit, such as SIR, might increase the taxable portion of any withdrawal you make from the Contract. It is not clear whether withdrawals after the Coverage Date while the Account Value is greater than zero will be taxed as withdrawals or as annuity payments. This is significant for Non-Qualified Contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat such payments as withdrawals for tax purposes. We intend to treat payments pursuant to SIR after the Account Value becomes zero as annuity payments for tax purposes.
You may not elect a Living Benefit with an inherited Non-Qualified Contract or beneficiary IRA Contract.
If your Contract is a Qualified Contract, then the retirement plan governing that Qualified Contract may be subject to certain required minimum distribution (RMD) provisions imposed by the Internal Revenue Code (the “Code”) and Internal Revenue Service (“IRS”) regulations (collectively, the “Federal Tax Laws”). These RMD provisions require that an amount be distributed from the retirement plan each year. Your failure to withdraw your yearly RMD amount from your retirement plan could result in adverse tax treatment. Because for certain retirement plans we do not know what assets are held by the plan, we have assumed for all plans that the Qualified Contract (i.e., your Contract) is the only asset, and we determine a yearly RMD amount taking into account only your Contract (“Yearly RMD Amount”).
When you elect to participate in SIR, we will inform you that you may withdraw amounts up to your Yearly RMD Amount each year without reducing your Withdrawal Benefit Base. To assist you in complying with the RMD requirements, in January of each year, we will notify you of your calculated Yearly RMD Amount and inform you that you may withdraw amounts up to your Yearly RMD Amount each Account Year without reducing your Withdrawal Benefit Base.
To the extent that the Yearly RMD Amount attributable to your Contract exceeds the Annual Withdrawal Amount permitted each year under SIR, we currently are waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in SIR, then we will reduce your Account Value dollar-for-dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under SIR will be reduced, dollar-for-dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your

Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or SIR Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in your receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS.”
DESIGNATED FUNDS
To participate in an optional living benefit, all of your Account Value must be invested only in Designated Funds at all times during the term of your optional living benefit. See APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.
One of the asset allocation models that qualifies as a Designated Fund is the portfolio model that applies to our “build your own portfolio” program. That portfolio model and the “build your own portfolio” program are described in “BUILD YOUR OWN PORTFOLIO” and in “APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.”
If you elected to participate in Income ON Demand II (“IOD II”), Income ON Demand II Escalator (“IOD II Escalator”), Income ON Demand II Plus (“IOD II Plus”), Retirement Income Escalator II (“RIE II”), Income ON Demand III Escalator (“IOD III Escalator”), or Income Riser (“SIR”) and are invested in more than one Designated Fund, we will automatically transfer assets among your Designated Funds to maintain the percentage allocation you selected. We will make these transfers on a quarterly basis.
If you purchased Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income ON Demand (“IOD”), Retirement Income Escalator (“RIE”), or Retirement Asset Protector, and you are invested in more than one Designated Fund, we will not automatically transfer your assets among your Designated Funds to maintain the percentage allocation you selected, unless you have instructed us to do so.
We reserve the right to declare that a particular Fund no longer qualifies as a Designated Fund. Written notice will be provided to Contract Owners whenever a fund is no longer considered to be a Designated Fund. If you are invested in a Designated Fund at the time we declare the Fund to no longer be a Designated Fund, your Account Value can remain in that Fund without canceling your participation in a living benefit. However, any transfers or future Purchase Payments may only be allocated to a Fund that is declared by us to be a Designated Fund at the time of the transaction. If you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you must first transfer your Account Value from that Fund into one or more of the current Designated Fund(s) if you want to make subsequent Purchase Payments or any additional transfers. (Note that this restriction does not apply to automatic portfolio rebalancing. Likewise, if you are participating in a DCA program and one of the funds receiving transfers under the DCA program is declared no longer to be a Designated Fund, then your Account Value can remain invested in that Fund until the end of your DCA Period. However, before you make any subsequent Purchase Payments, you must first transfer all your Account Value from that Fund into one or more of the current Designated Funds and provide us with new allocation instructions for your DCA program.) We also reserve the right to close Funds only to new Contracts. We will, however, revise the Prospectus to give notice to prospective investors of the closing of any Fund. If a Designated Fund is closed only to new Contracts, any current Account Value may remain in that Fund and future transfers and Purchase Payments to that Fund are permissible, as long as the Fund is still declared by us to be a Designated Fund.
Note that, on IOD, IOD II, IOD II Plus, IOD II Escalator, RIE, RIE II, IOD III Escalator, and SIR, we have reserved the right to allow step-ups only if your Account Value is invested in a Fund that has been declared by us to be a Designated Fund. In such case, if you are invested in a Fund that has been declared by us to no longer be a Designated Fund, you will have to transfer into a current Designated Fund before a step-up can occur. If you decide not to transfer into a current Designated Fund and forgo step-up, then your living benefit will continue with all of the benefits except for step-up.
BUILD YOUR OWN PORTFOLIO
Among the choices of Designated Funds is a selection of funds (“portfolio model”) that you design yourself using certain broad guidelines that we provide. To “build your own portfolio,” you pick funds from the asset classes available at that time. Altogether you may not choose more than 18 funds for your portfolio model. The amount you may invest in each asset class is determined by a percentage range that we provide for each asset class. The sum of the percentages you invest in the asset classes altogether must total 100%. A chart showing the Funds available in each asset class and the percentage range assigned to each asset class is included in “Appendix B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.”
You may transfer funds within the asset classes as long as your allocations remain within the percentage ranges we have established, and you adhere to the transfer provisions of your Contract. (See “Transfer Privilege,” “Short-Term Trading,” and “Funds’ Trading Policies.”) Withdrawals out of your portfolio model will be taken pro-rata from each of your selected Funds. Any additional Purchase Payments will be allocated proportionally to your current Fund selection. At any time you can change your Fund selection by providing new allocation instructions. Your new instructions will change your existing allocations accordingly. Your portfolio will be rebalanced quarterly to maintain your percentage allocations in line with the performance of the Funds over the prior quarter.
Under the terms of the living benefits, however, there are certain limits on the times when you can make additional Purchase Payments.
If at any time, a fund is closed to new business, no new payments or transfers into the fund will be permitted. However, portfolio rebalancing of the fund will continue. To make a payment into your portfolio model after a fund within the model has been closed, you must redesign your portfolio model without the closed fund. Your entire Account Value will then be reallocated to your new portfolio model. Likewise, if you are participating in a DCA program and one of the Funds in this portfolio model receiving transfers under the DCA program is declared to no longer be part of the portfolio model, then the program will run through to completion. However, before you make any subsequent Purchase Payments, you must first either (a) reallocate your total Account Value among funds that comply with the current Build Your Own Portfolio categories or (b) transfer your total Account Value to Designated Funds other than the Build Your Own Portfolio model. You must also provide us with new allocation instructions for your DCA program.
DEATH BENEFIT
If the Covered Person dies during the Accumulation Phase, we may pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options that is available and permissible under Federal Tax Laws). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit to the surviving Participant, if any, subject to conditions imposed by Federal Tax Laws or, if there is no Participant, in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary may receive any annuity payments provided under the Annuity Option that is in effect and that is permissible under Federal Tax Laws. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

The death benefit proceeds will remain invested in the Sub-Accounts in accordance with the allocations made by the Contract Owner until the Beneficiary has provided us with Due Proof of Death in Good Order. Once we have received Due Proof of Death, then investments in the Variable Account may be reallocated in accordance with the Beneficiary’s instructions.
Amount of Death Benefit
To calculate the amount of the death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive Due Proof of Death of the Covered Person in an acceptable form, if you have elected a death benefit payment method that is permissible under Federal Tax Laws before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of a payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.
The amount of the death benefit is determined as of the Death Benefit Date.
The Basic Death Benefit
In general, if you were 85 or younger on your Open Date, the death benefit will be the greatest of the following amounts:
(1)
your Account Value for the Valuation Period during which the Death Benefit Date occurs;
(2)
the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and
(3)
your total Adjusted Purchase Payments (Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal)) as of the Death Benefit Date. (See “Calculating the Death Benefit.”) Because of the way that Adjusted Purchase Payments are computed, when the Account value is less than the Adjusted Purchase Payments, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.
If you were 86 or older on your Open Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.
Optional Death Benefit
You may enhance the “basic death benefit” by electing the optional death benefit known as the Maximum Anniversary Account Value (“MAV”). You must make your election on or before the Issue Date. You will pay a charge for the optional death benefit. (For a description of the charge, see “Charges for Optional Benefits.”) The optional death benefit is available only if you are younger than age 75 on the Open Date. The optional death benefit election may not be changed after the Contract’s Issue Date. The optional death benefit will be adjusted for all partial withdrawals as described in this Prospectus under the heading “Calculating the Death Benefit.”
If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional death benefit to you. Please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” for more information regarding tax issues that you should consider before electing this optional benefit.
Under MAV, the death benefit will be the greater of:
●
the amount payable under the basic death benefit above, or
●
your highest Account Value on any Account Anniversary before the Covered Person’s 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

In determining the highest Account Value, on the second and each subsequent Account Anniversary, the current Account Value is compared to the previous highest Account Value, adjusted for any Purchase Payments and partial withdrawals made during the Account Year ending on that Account Anniversary. If the current Account Value exceeds the adjusted highest Account Value, the current Account Value will become the new highest Anniversary Account Value.
Spousal Continuance
Under an individually-owned Contract, if you are the Covered Person and your spouse is the sole Beneficiary, upon your death, your spouse may elect to continue the Contract by becoming the new Participant and new Covered Person, rather than receive the death benefit amount. Under a co-owned Contract, if you and your spouse are the Covered Persons and sole Beneficiaries, then upon the death of either you or your spouse, the surviving spouse may continue the Contract as the sole Participant and sole Covered Person. In either case, we will not pay a death benefit, but the Contract’s Account Value will be set to equal the death benefit amount. (See “The Basic Death Benefit” or, if applicable, the “Optional Death Benefit.”) If you are participating in a living benefit and you have joint-life coverage, then your surviving spouse may continue the Contract and the living benefit. If you are participating in a living benefit and you have single-life coverage, then your surviving spouse can continue the Contract, but the living benefit will terminate and no optional living benefit will be available to your surviving spouse. (See “Death of Participant - Single-Life Coverage.”)
All Contract provisions, including, if elected, the optional death benefit (subject to the optional death benefit age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse’s age on the original effective date of the Contract will be used. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income. If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”
Calculating the Death Benefit
In calculating the death benefit amount payable under option (3) of “The Basic Death Benefit” or the optional death benefit, each partial withdrawal will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See “The Basic Death Benefit.”) A withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.
Rather than receiving the death benefit, the Beneficiary may, subject to the requirements under the Federal Tax Laws, elect to annuitize, to defer receipt of the death benefit, or to continue the Contract. In such case, if the death benefit amount payable under the Contract is greater than your Account Value, we will increase the Account Value to equal the death benefit amount. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person’s death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.
Method of Paying Death Benefit
The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options that is available and permissible under the Federal Tax Laws. We describe the Annuity Options in this Prospectus under “The Income Phase - Annuity Provisions.”
During the Accumulation Phase, you may elect the method of payment for the death benefit. This election can be made by sending us at our Service Address a completed election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity that is permissible under the Federal Tax Laws.

We can defer payment of the death benefit to the extent permitted under the Investment Company Act of 1940. (See “Payment of Death Benefit.”)
If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.
Qualified Contracts
If your Contract is a Qualified Contract, the following rules apply to the payment of the death benefit:
The death benefit may be (1) taken as an immediate lump sum, (2) deferred for any period up to December 31st of the calendar year containing the tenth anniversary of your death (if you die after your required beginning date (RBD) for Required Minimum Distributions, distributions must continue to be taken each calendar year after your death until the entire interest in the contract is distributed), or (3) taken in the form of an annuity over a period that does not extend beyond December 31st of the calendar year containing the tenth anniversary of your death. Different distribution rules will apply to a beneficiary that is not an individual.
If, on the date of your death, the Beneficiary is not more than ten years younger than you or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, restriction (3) above does not apply and the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy, if you die before the RBD, or life expectancy if you die after your RBD. In all events, annuity payments must end by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death.
If the sole Beneficiary is your surviving spouse, the Beneficiary may also elect to continue the Contract. This election is made by sending us written notice in a form acceptable to us. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until a written election is submitted to the Company or a distribution is required by law. In certain circumstances, your surviving spouse may have to take a hypothetical RMD before continuing the Contract as their own.
If the Beneficiary is your child and under age 21 on the date of your death, the Beneficiary’s interest must be distributed by December 31st of the year the Beneficiary reaches age 31. Alternatively, the beneficiary may take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the year the Beneficiary reaches age 31 (or by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death, if earlier).
Non-Qualified Contracts
If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.
The natural person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the Beneficiary.
If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance.” If you are in a same-sex marriage, see “Definition of Spouse Under Federal Law” under “TAX PROVISIONS.”
During the Income Phase, if the Owner or Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.
Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.
Selection and Change of Beneficiary
You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.
Payment of Death Benefit
Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.
THE INCOME PHASE - ANNUITY PROVISIONS
During the Income Phase, we make regular annuity payments to the Annuitant.
The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option you have selected, and we make the first annuity payment.
Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT.”)
Once annuity payments start under an Annuity Option, it may be necessary to modify those payments following the Annuitant’s death if your Contract is a Qualified Contract.
Selection of Annuitant(s)
You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payments.
Selection of the Annuity Commencement Date
You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:
●
The earliest possible Annuity Commencement Date is the first day of the second month following your Issue Date.
●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“Maximum Annuity Commencement Date”). If there is a Co-Annuitant, the Annuity Commencement Date applies to the younger of the Annuitant and Co-Annuitant.
●
The Annuity Commencement Date must always be the first day of a calendar month.
You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:
●
We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.
●
The new Annuity Commencement Date must be at least 30 days after we receive the notice.
There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law.
Annuity Options
We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.
Annuity Option A - Life Annuity
We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary. Note that if the Annuitant dies prior to the end of the first month after the Annuity Commencement Date, only one annuity payment will be made.
Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain
We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period, subject to any conditions imposed by Federal Tax Laws. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.
Annuity Option C - Joint and Survivor Annuity
We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the last survivor dies. There is no provision for continuance of any payments to a Beneficiary.
If your Contract is a Qualified Contract, this Annuity Option is available only if the Annuitant and the other designated person are spouses.

Annuity Option D - Monthly Payments for a Specified Period Certain
We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, in one sum, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B, subject to any conditions imposed by Federal Tax Laws. The election of this Annuity Option may result in the imposition of an additional tax. The 5, 6, 7, 8, and 9-year period certain options are not available during your first seven Account Years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary’s life expectancy on the date of the first payment exceeds the selected period.
Selection of Annuity Option
You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain, except as otherwise provided under your applicable living benefit.
You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations. If, however, a portion of your Account Value was allocated to a Guarantee Period at the time of annuitization, that portion will be exchanged for Annuity Units and allocated among the Sub-Accounts you select at annuitization or, if you make no such selection, then in proportion to the Sub-Accounts you were invested in prior to annuitization.
There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.
Remember that the Annuity Option may not be changed once annuity payments begin, unless a change is required under Federal Tax Laws.
Amount of Annuity Payments
Adjusted Account Value
The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:
●
We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.
●
If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in an addition or no change.
●
We deduct any applicable premium tax or similar tax if not previously deducted.
Variable Annuity Payments
On the Annuity Commencement Date, we will exchange your Account’s Variable Accumulation Units for Annuity Units upon which we will assess annual insurance charges of 1.65% of your average daily Annuity Unit values. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.
If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.
Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.
After you annuitize, we will deduct total insurance charges at an annual rate of 1.65% of your average daily Annuity Unit values. We will no longer deduct the mortality and expense risk charge or the charges for any optional living benefit or optional death benefit. The 1.65% charge, which includes an administrative expense charge and a distribution fee, compensates us for the risks and expenses associated with providing annuity payments during the Income Phase.
Fixed Annuity Payments
Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable “annuity payment rates.” These will be either (1) the rates in your Contract, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)
Minimum Payments
If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment, except as otherwise provided under your applicable living benefit.
Transfer of Variable Annuity Units
During the Income Phase, the Annuitant may transfer Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.
During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.
Before transferring Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.
Account Fee
During the Income Phase, we deduct the annual Account fee of $50 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account fee from Fixed Annuity payments.
Annuity Payment Rates
Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract. We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Modification.”)
The annuity payment rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Annuity Options A, B and C is the Annuity 2000 Table.
Annuity Options as Method of Payment for Death Benefit
You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Covered Person’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.
GENERAL INFORMATION
Electronic Account Information
During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.
Exercise of Contract Rights
An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.
Change of Ownership
Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.
The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification, in Good Order. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract without full and adequate consideration, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% additional tax.
Change of ownership will not change the Covered Person named when the Contract is issued. This means that all death benefits and surrender charge waivers will continue to be based on the Covered Person and not the Participant. The amount payable on the death of the new Participant will be the Surrender Value.
Voting of Fund Shares
To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.
Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.
We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.
Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.
Reports to Owners
We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges and federal taxes on withdrawals), minimum distributions, death benefit payments, transfers (excluding dollar-cost averaging transfers) and living benefit credits or refunds. Such confirmations will be sent within two business days after the transaction occurs.
In addition, within five business days after each calendar quarter, we will send you, by regular U.S. mail, a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, step-ups credited on living benefits, and annual contract fees assessed.
We will also send you annual and semi-annual reports of the Funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.
If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.
It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.
Substitution of Securities
Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.
Change in Operation of Variable Account
At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as may be necessary and appropriate to effect the change.
Splitting Units
We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification
Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.
In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.
Discontinuance of New Participants
We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.
Reservation of Rights
We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.
Right to Return
If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address within 10 days or longer if allowed by your state after it was delivered to you. State law may also allow you to return the Contract to your sales representative. (Information about your right to return period can be found on the first page of your Contract or prominently displayed in an endorsement to your Contract. You can also obtain information about your right to return period by contacting your sales representative.) When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires return of Purchase Payments, we will return the greater of (1) your Surrender Value or (2) the full amount of any Purchase Payment(s) we received.
If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Issue Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.
TAX PROVISIONS
This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
U.S. Federal Income Tax Provisions
The following discussion applies only to those Contracts issued in the United States. For a discussion of tax provisions affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Provisions.”
Taxation of Non-Qualified Contracts
Deductibility of Purchase Payments.  For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.
Pre-Distribution Taxation of Contracts.  Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any Payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.
Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that is held by a trust or other entity as an agent for a natural person.
Distributions and Withdrawals from Non-Qualified Contracts.  The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings to the extent the Account Value (see below for additional information) immediately prior to the withdrawal exceeds the “investment in the contract”. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company (or its affiliates) to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were excluded from the gross income of the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).
We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional benefit. If this were to occur, election of an optional benefit could cause any withdrawal, including a withdrawal under the withdrawal benefit of any optional living benefit, to have a higher proportion of the withdrawal derived from taxable investment earnings. Prior to electing to participate in an optional benefit (or, if applicable, prior to renewing your participation in any optional living benefit), you should consult with a qualified tax professional as to the meaning of “cash value.”
Annuity Payments.  A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.
Additional Tax on Certain Withdrawals.  An additional tax of 10% may also apply to taxable withdrawals, including lump-sum payments from Non-Qualified Contracts. This additional tax will generally not apply to distributions made after age 59 1∕2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a qualified tax professional with regard to exceptions from the additional tax.
Taxation of Non-Qualified Death Benefit Proceeds.  Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the Contract is not affected by the Participant’s or Annuitant’s death, i.e., the investment in the Contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.
If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the Contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

After Death Distribution Requirements for a Non-Qualified Contract.  For a Non-Qualified Contract to be treated as an annuity contract for federal income tax purposes, the terms of the Contract must provide the following distribution rules:
(1)
If the Owner dies before the date annuity payouts begin, the entire Annuity Account Value must generally be distributed within five years after the date of death;
(2)
If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner’s death;
(3)
If the sole designated Beneficiary is the Owner’s Spouse, the Contract may be continued in the name of the Spouse as Owner; and
(4)
If the Owner or Annuitant dies on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.
If the Owner is not a natural person, these distribution rules apply upon the death or removal of any Annuitant.
Transfers, Assignments or Exchanges of a Contract.
A transfer or assignment of ownership of a Contract, whether by gift or for value, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the distribution at death rules.
In Revenue Procedure 2011-38, the IRS set forth the rules as to when a partial transfer between annuity contracts will be treated as a tax-free exchange under Section 1035 of the Code. Under Rev. Proc. 2011-38:
The period of time in which cash cannot be withdrawn from either contract after a partial transfer is 180 days beginning on the date of the transfer; and
Annuity payments that satisfy the partial annuitization rule of IRC Section 72(a)(2) will not be treated as a distribution from either the old or new contract.
Please discuss the tax consequences of any contemplated or completed transactions with a qualified tax professional.
Partial Annuitization.  If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.
Medicare Tax.  Distributions to certain taxpayers from Non-Qualified Contracts will be considered “investment income” for purposes of the Medicare tax on investment income. For example, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and qualifying widow(er) with dependent child, and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.
Investment Diversification and Control.  The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a

Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.
In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.
We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.
Taxation of Qualified Contracts
“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.
You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
Pension and Profit-Sharing Plans.  Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the plan does not comply with all the requirements of applicable law to such plan. In addition, if the ownership of the Contract is transferred to the participant, generally the Contract must be non-transferable and meet certain other requirements.
Qualified retirement plans are subject to required minimum distributions under the Code. For more information, please see Required Minimum Distributions below.
Tax-Sheltered Annuities.  Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. Effective October 1, 2008, we stopped issuing any new Section 403(b) annuities (TSAs), including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Code and Internal Revenue Service (“IRS”) regulations impose certain requirements on TSAs. In addition, your TSA may be governed by the terms of an employer’s TSA plan. In this regard, these requirements will affect (1) the availability of withdrawals, financial hardship distributions, and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. In particular, a withdrawal cannot be made before you attain age 59 1∕2 except to the extent permitted under the Code, IRS regulations, your Contract, and, if applicable, your TSA plan. To the extent permitted under the Code and, if applicable, your TSA plan, certain withdrawals may be repaid to your TSA plan but may not be repaid to this Contract. You should consult with a qualified tax professional about how these requirements affect you and your TSA.
Distributions from your TSA are fully taxable and will be subject to any applicable Contract withdrawal charge. Distributions may be subject to a 10% additional tax unless an exception applies.
Special rules apply to TSA financial hardship withdrawals. You will be required to certify in writing to us that (1) the requested withdrawal is on account of a financial need of a type which is deemed in regulations to be an immediate and heavy financial need, (2) the requested withdrawal amount is not in excess of the amount required to satisfy such financial need, (3) the requested withdrawal complies with applicable law, including the federal tax law limit, and (4) you have no alternative means reasonably available to satisfy such financial need. A requested withdrawal will not fail to be treated as made upon your hardship solely because you do not take any available loan under your TSA plan. Your TSA employer also may need to agree in writing to your hardship request.
Your TSA plan may contain a provision that permits loans; however, the Contract does not, and loans are therefore not available from the Contract.
TSAs, like IRAs and qualified plans, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre- 1987 balance, if any, will not be eligible for special distribution treatment. For more information, please see Required Minimum Distributions below.
Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the Code and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.
Individual Retirement Accounts and Annuities.  Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% additional tax generally applies to distributions made before age 59 1∕2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.
IRAs are subject to required minimum distributions under the Code. For more information, please see Required Minimum Distributions below.

Roth Individual Retirement Arrangements.  Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. See Impact of Optional Death Benefit and Optional Living Benefits for additional information. Under IRS regulations, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% additional tax may apply to distributions made (1) before age 59 1∕2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% additional tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.
Distributions and Withdrawals from Qualified Contracts.  In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% additional tax will apply to distributions prior to age 59 1∕2, except in certain circumstances.
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You have become disabled, as defined in the Code;
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You have died and the distribution is to your beneficiary;
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The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Code;
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The distribution is paid directly to the government in accordance with an IRS levy;
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The distribution is a qualified reservist distribution as defined under the Code;
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The distribution is a qualified birth or adoption distribution;
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The distribution is an emergency personal expense distribution;
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The distribution is an eligible distribution to a domestic abuse victim;
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The distribution is made to an employee who is a terminally ill individual;
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The distribution is eligible for relief extended to victims of certain federally-declared disasters; or
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You have unreimbursed medical expenses that are deductible (without regard to whether you itemize deductions).
Additional exceptions may apply to distributions from a traditional or Roth IRA if:
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The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;
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The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
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The distributions are not more than your qualified higher education expenses; or
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You use the distribution to buy, build or rebuild a first home.

Additional exceptions may apply to distributions from a qualified plan if:
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You have separated from service with the plan sponsor at or after age 55;
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You are a qualified public safety employee or a private sector firefighter taking a distribution from a governmental plan or from a qualified plan, a 403(a) plan, or a 403(b) contract and you separated from service after age 50;
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You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;
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The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”); or
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The distribution is a distribution from a pension-linked emergency savings account as defined in the Code.
Certain requirements set forth in the Code need to be satisfied before the above exceptions will apply. You should consult a qualified tax professional for more information.
If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Direct rollovers and rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.
An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not apply to certain distributions, including:
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a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;
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any required minimum distribution; or
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any hardship distribution.
Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.
Required Minimum Distributions
If your Contract is a Qualified Contract, it is subject to certain minimum distribution requirements. Failure to take these required distributions could subject you (or your Beneficiary, as applicable) to an excise tax.
Lifetime Distribution Rules.  If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain lifetime required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Distributions generally must begin no later than April 1 of the calendar year following the year in which you attain the applicable age.
If you were born...	Your “applicable age” is....
Before July 1, 1949	70 1∕2

If you were born...	Your “applicable age” is....
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75
If you wait until April 1 of the calendar year following the year you reach your applicable age, you must take that distribution and a subsequent distribution for that year by December 31. For each succeeding year, a distribution must be made on or before December 31. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.
The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death and living benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount.
You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs. For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used by the trustee or custodian in the Account’s RMD calculations.
Roth IRAs and designated Roth accounts in a qualified plan are not subject to these lifetime distribution rules.
Taxation of Qualified Death Benefit Proceeds.  Generally, death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includable in the income of the recipient.
Legislation passed in 2019 (the “SECURE Act”) and in 2022 (the “SECURE 2.0 Act”) changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact Owner. The changes made by the SECURE Act were generally effective after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion describes only the new RMD rules as we administer them, and not the old rules, which remain applicable in certain circumstances.
If the Owner dies, distribution of the individual’s entire interest must be completed by December 31 of the calendar year containing the tenth anniversary of the Owner’s death. If the Owner dies on or after their required beginning date (RBD) for RMDs, this rule continues to apply and RMDs must be taken each calendar year after the Owner’s death until the entire interest in the contract is distributed. If the Owner dies on or after the date annuity payments start, the Owner is treated as if they died on or after their RBD, even if they died before their RBD. Different distribution rules will apply to a beneficiary that is not an individual.
However, a beneficiary may elect to receive distributions in accordance with the following distribution rules:
(1)
If, on the date of the Owner’s death, the Beneficiary is not more than ten years younger than the Owner or is “disabled” or “chronically ill” as either of those terms is defined under Federal Tax Laws, the death benefit may also be taken in the form of an annuity over the Beneficiary’s lifetime or life expectancy (if the Owner died before their RBD) or life expectancy if the Owner died after their RMD. In all events, payments must end by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death.

(2)
If the Beneficiary is the Owner’s child and under age 21 on the date of the Owner’s death, the interest must be distributed by December 31st of the year the Beneficiary reaches age 31. Alternatively, the beneficiary may take the death benefit in the form of an annuity over a period that does not extend beyond December 31st of the year the Beneficiary reaches age 31 (or by December 31st of the calendar year containing the tenth anniversary of the Beneficiary’s death, if earlier).
(3)
If the sole Beneficiary is the Owner’s surviving spouse, the spouse may treat the Contract as his or her own Qualified Contract. This election will be deemed to have been made if such surviving spouse makes a regular Contribution to the Contract, makes a rollover to or from such Contract, or fails to elect any of the above provisions. In certain circumstances, the surviving spouse may have to take a hypothetical RMD before continuing the Contract as their own.
Impact of Optional Death Benefit and Optional Living Benefits.  As discussed above, your RMD must reflect the actuarial present value of any additional benefits. Because of this requirement, your election of a Contract’s optional benefit could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in any optional benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on your yearly RMD amounts.
If you are subject to the RMD requirements while you are enrolled in the AB Plan under any optional living benefit, any RMD amount that you take from the Contract will reduce the amount of the benefit under the AB Plan. This reduction could significantly reduce the value of the optional living benefit to you.
If you are subject to the RMD requirements while you are enrolled in the WB Plan under any optional living benefit, and any RMD amount that you take from the Contract ever exceeds the maximum amount that you may withdraw under the terms of the WB Plan, the additional withdrawal amount will reduce the amount of the benefit available under the WB Plan. This reduction could significantly reduce the value of the optional living benefit to you.
Participants in 403(b) plans who are under age 59 1∕2 are subject to withdrawal restrictions under the Internal Revenue Code that may prevent them from being able to make any withdrawals under the WB Plan while they remain under age 59 1∕2.
Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional living benefit, you should consult with a qualified tax professional as to the possible effect of RMD distributions on the benefits that might otherwise be available under any optional living benefit.
If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you convert such a traditional Annuity or Account to a Roth IRA (see “Roth Individual Retirement Arrangements”), the IRS’s rules for determining the amount of your taxable income at the time of conversion include an amount based on the RMD actuarial present value requirements discussed above. Thus, your election of a Contract’s optional benefit could cause your taxable income upon conversion to be higher than it would be without such an election. Prior to electing to participate in any optional living benefit or death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.
For a further discussion, please refer to “Tax Issues Under SIR.”
Withholding
Eligible rollover distributions. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a Beneficiary who is not the surviving spouse may elect a direct rollover only to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Other distributions. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. However, the Participant or Payee cannot elect out of withholding in certain circumstances. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.
Annuity Purchases by Nonresident Aliens and Foreign Corporations.
The discussion herein provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers or other payees that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Moreover, if certain documentation is not timely provided we are required to withhold 30% even if a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Purchasers and other payees are advised to consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to an annuity contract purchase and the treatment of payments made under an annuity contract.
Tax Treatment of the Company and the Variable Account
As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.
Definition of Spouse Under Federal Law
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Treasury regulations provide that domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.
Generation-skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.
We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.
Puerto Rico Tax Provisions
The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.
When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.
When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.
The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Provisions” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.
As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX PROVISIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.
For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.
ADMINISTRATION OF THE CONTRACT
We have engaged SE2, LLC (“SE2”), a third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by SE2 include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to SE2 is based on the number of Contracts to which they provide these administrative services.
DISTRIBUTION OF THE CONTRACT
Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.
The Company or its affiliate, for purposes of this section only, collectively, the “Company”, pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Participant or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.
The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 7.00% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.
The Company may also pay compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of AccountValue and/or may be a fixed dollar amount. Clarendon does not retain any portion of the commissions payable to the Selling Broker-Dealers.
In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer either does not receive additional compensation, or receives lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

As discussed above, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their Selling Agents. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.
You should ask your Selling Agent for further information about what commissions or other compensation they, or the Selling Broker-Dealer for which they work, may receive in connection with your purchase of a Contract.
Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2022, 2023, and 2024, approximately $25,421,511, $22,940,274, and $22,287,890, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.
AVAILABLE INFORMATION
The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.
You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).
STATE REGULATION
The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or the Commissioner’s agents at any time and a full examination of its operations is conducted at periodic intervals.
The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.
In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such legislation, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits, including any optional living benefits and death benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits, including any optional living benefits and death benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.
Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.
LEGAL PROCEEDINGS
The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.
FINANCIAL STATEMENTS
The financial statements of the Company which are included in the Statement of Additional Information (“SAI”) should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.
The financial statements of the Variable Account for the year ended December 31, 2024 are also included in the SAI.

APPENDIX A - FUNDS
AVAILABLE UNDER THE CONTRACT
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://dfinview.com/DelawareLife/TAHD/86680A889?site=Annuity. You can also request this information at no cost at https://dfinreports.com/DelawareLife, by calling (800) 477-6545, Option 2, or by sending an email request to customer.relations@delawarelife.com.  Depending on the optional benefits you choose, you may not be able to invest in certain  Funds. See APPENDIX B - LIST OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. A Fund’s past performance is not necessarily an indication of future performance.
Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Allocation - Moderate	AB Variable Products Series Fund, Inc. Balanced Hedged Allocation Portfolio Class B1,2	AllianceBernstein, L.P.	0.95%[3]	8.58%	4.14%	5.18%
Equity - US Mid Cap	AB Variable Products Series Fund, Inc. Discovery Value Portfolio Class B2	AllianceBernstein, L.P.	1.06%	9.72%	8.57%	7.36%
Allocation - Cautious	AB Variable Products Series Fund, Inc. Dynamic Asset Allocation Portfolio Class B1,2	AllianceBernstein, L.P.	1.10%[3]	10.43%	3.15%	3.82%
Equity - Global Large Cap	AB Variable Products Series Fund, Inc. International Value Portfolio Class B4,2	AllianceBernstein, L.P.	1.17%	4.81%	3.29%	3.00%
Allocation - Moderate	BlackRock Variable Series Funds, Inc. BlackRock Global Allocation V.I. Fund Class III[2]	BlackRock Advisors, LLC / BlackRock International Limited, BlackRock (Singapore) Limited	1.01%[3]	9.01%	5.74%	5.33%
Equity - US Large Cap Growth	Columbia Funds Variable Series Trust II Columbia Variable Portfolio – Large Cap Growth Fund Class 1[5,6]	Columbia Management Investment Advisers, LLC	0.72%	31.33%	17.48%	15.25%
Equity - US Large Cap Growth	Columbia Funds Variable Series Trust II Columbia Variable Portfolio – Large Cap Growth Fund Class 2	Columbia Management Investment Advisers, LLC	0.97%	31.01%	17.18%	14.97%
Equity - Global Large Cap	Columbia Funds Variable Series Trust II Columbia Variable Portfolio – Overseas Core Fund Class 2	Columbia Management Investment Advisers, LLC	1.04%	3.16%	3.87%	4.64%
Equity - US Small Cap	Columbia Funds Variable Insurance Trust Columbia Variable Portfolio – Small Cap Value Fund Class 2[7]	Columbia Management Investment Advisers, LLC	1.13%[3]	8.67%	10.98%	8.98%
Equity - US Large Cap Growth	Columbia Funds Variable Series Trust II CTIVP® – Principal Blue Chip Growth Fund[8] Class 1[5,6]	Columbia Management Investment Advisers, LLC / Principal Global Investors, LLC	0.69%	21.42%	13.79%	14.34%
Equity - US Large Cap Growth	Columbia Funds Variable Series Trust II CTIVP® – Principal Blue Chip Growth Fund[8] Class 2	Columbia Management Investment Advisers, LLC / Principal Global Investors, LLC	0.94%	21.12%	13.51%	14.06%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Allocation - Moderate	Variable Insurance Products Fund III Fidelity® Variable Insurance Products Balanced Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.67%	15.58%	10.57%	9.35%
Equity - US Large Cap Growth	Variable Insurance Products Fund II Fidelity® Variable Insurance Products Contrafund® Portfolio Service Class 2[2]	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.81%	33.45%	16.74%	13.33%
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2010 Portfolio Service Class 2[4]	Fidelity Management & Research Company, LLC	0.65%	5.06%	3.26%	4.38%
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2015 Portfolio Service Class 2	Fidelity Management & Research Company, LLC	0.68%	6.21%	4.08%	5.11%
Allocation - Target Date	Variable Insurance Products Fund V Fidelity® Variable Insurance Products Freedom 2020 Portfolio Service Class 2	Fidelity Management & Research Company, LLC	0.71%	7.40%	4.89%	5.76%
Equity - US Mid Cap	Variable Insurance Products Fund III Fidelity® Variable Insurance Products Mid Cap Portfolio Service Class 2	Fidelity Management & Research Company, LLC / FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.82%	17.18%	11.06%	8.94%
Equity - International All Cap	First Eagle Variable Funds First Eagle Overseas Variable Fund	First Eagle Investment Management, LLC	1.21%	6.10%	3.66%	4.43%
Allocation - Moderate	Franklin Templeton Variable Insurance Products Trust Franklin Allocation VIP Fund Class 2[9,2]	Franklin Advisers, Inc. / Templeton Global Advisors Limited, Franklin Templeton Institutional, LLC, Brandywine Global Investment Management, LLC, ClearBridge Investments, LLC	0.82%[3]	9.15%	5.57%	5.38%
Allocation - Cautious	Franklin Templeton Variable Insurance Products Trust Franklin Income VIP Fund Class 2	Franklin Advisers, Inc.	0.72%	7.20%	5.29%	5.27%
Allocation - Aggressive	Franklin Templeton Variable Insurance Products Trust Franklin Mutual Shares VIP Fund Class 2	Franklin Mutual Advisers, LLC	0.94%	11.27%	5.75%	5.83%
Equity - US Small Cap	Franklin Templeton Variable Insurance Products Trust Franklin Small Cap Value VIP Fund Class 2	Franklin Mutual Advisers, LLC	0.90%	11.71%	8.36%	8.17%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Fixed Income - US	Franklin Templeton Variable Insurance Products Trust Franklin Strategic Income VIP Fund Class 2	Franklin Advisers, Inc.	1.04%	4.02%	1.19%	1.98%
Equity - US Mid Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. American Value Fund Series II2	Invesco Advisers, Inc.	1.14%	30.09%	13.40%	8.85%
Equity - US Large Cap Value	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Comstock Fund Series II	Invesco Advisers, Inc.	1.01%	14.87%	11.31%	9.21%
Equity - US Large Cap Growth	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Discovery Large Cap Fund[10] Series II	Invesco Advisers, Inc.	1.05%[3]	33.82%	15.76%	12.97%
Allocation - Moderate	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Equity and Income Fund Series II	Invesco Advisers, Inc.	0.82%	11.91%	8.12%	7.09%
Equity - Global Large Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. EQV International Equity Fund Series II2	Invesco Advisers, Inc.	1.15%	0.34%	2.97%	4.10%
Equity - Global Large Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Global Fund Series II	Invesco Advisers, Inc.	1.06%	15.78%	9.21%	9.58%
Equity - US Large Cap Blend	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Main Street Fund® Series II4	Invesco Advisers, Inc.	1.05%[3]	23.39%	11.81%	10.97%
Equity - US Small Cap	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco V.I. Main Street Small Cap Fund® Series II5	Invesco Advisers, Inc.	1.11%	12.41%	10.21%	8.73%
Equity - Global Emerging Markets	Lazard Retirement Series, Inc. Lazard Retirement Emerging Markets Equity Portfolio Service Shares[2]	Lazard Asset Management LLC	1.40%[3]	7.43%	3.03%	3.26%
Fixed Income - US	Lincoln Variable Insurance Products Trust LVIP JPMorgan Core Bond Fund Service Class[2]	Lincoln Financial Investments Corporation / J.P. Morgan Investment Management, Inc.	0.72%	1.46%	-0.19%	1.24%
Equity - US Large Cap Blend	Lincoln Variable Insurance Products Trust LVIP JPMorgan U.S. Equity Fund Service Class[2]	Lincoln Financial Investments Corporation / J.P. Morgan Investment Management, Inc.	0.90%	23.68%	15.45%	13.11%
Equity - US Large Cap Value	Lord Abbett Series Fund, Inc. Fundamental Equity Portfolio Class VC	Lord, Abbett & Co. LLC	1.08%[3]	16.65%	8.81%	7.91%
Equity - US Mid Cap	Lord Abbett Series Fund, Inc. Growth Opportunities Portfolio Class VC	Lord, Abbett & Co. LLC	1.13%	30.61%	7.67%	9.37%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust II MFS® Blended Research® Core Equity Portfolio Service Class[5]	Massachusetts Financial Services Company	0.69%[3]	25.18%	14.86%	12.04%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® Blended Research® Small Cap Equity Portfolio Service Class	Massachusetts Financial Services Company	0.82%[3]	4.65%	5.94%	7.75%
Allocation - Cautious	MFS® Variable Insurance Trust III MFS® Conservative Allocation Portfolio Service Class[2]	Massachusetts Financial Services Company	0.94%	5.65%	3.26%	4.41%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust II MFS® Core Equity Portfolio Service Class	Massachusetts Financial Services Company	1.04%[3]	19.87%	12.45%	12.18%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Corporate Bond Portfolio Service Class	Massachusetts Financial Services Company	0.88%[3]	2.70%	0.23%	2.27%
Equity - Global Emerging Markets	MFS® Variable Insurance Trust II MFS® Emerging Markets Equity Portfolio Service Class	Massachusetts Financial Services Company	1.48%[3]	11.31%	0.24%	3.14%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® Global Growth Portfolio Service Class[11]	Massachusetts Financial Services Company	1.13%[3]	10.78%	8.97%	10.48%
Equity - Real Estate Sector	MFS® Variable Insurance Trust III MFS® Global Real Estate Portfolio Initial Class[11]	Massachusetts Financial Services Company	0.90%[3]	-2.69%	0.91%	4.72%
Equity - Real Estate Sector	MFS® Variable Insurance Trust III MFS® Global Real Estate Portfolio Service Class	Massachusetts Financial Services Company	1.15%[3]	-2.92%	0.66%	4.47%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® Global Research Portfolio Service Class[5]	Massachusetts Financial Services Company	1.10%[3]	14.95%	9.06%	9.17%
Allocation - Cautious	MFS® Variable Insurance Trust II MFS® Global Tactical Allocation Portfolio Service Class[2]	Massachusetts Financial Services Company	1.03%[3]	4.68%	2.87%	3.66%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Government Securities Portfolio Service Class	Massachusetts Financial Services Company	0.81%[3]	0.53%	-1.04%	0.41%
Allocation - Aggressive	MFS® Variable Insurance Trust III MFS® Growth Allocation Portfolio Service Class[2]	Massachusetts Financial Services Company	1.04%	10.05%	6.60%	7.77%
Equity - US Large Cap Growth	MFS® Variable Insurance Trust MFS® Growth Series Service Class	Massachusetts Financial Services Company	0.97%[3]	31.15%	14.46%	14.82%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® High Yield Portfolio Service Class	Massachusetts Financial Services Company	0.97%[3]	6.53%	2.93%	3.98%
Fixed Income - US	MFS® Variable Insurance Trust II MFS® Income Portfolio Service Class[11]	Massachusetts Financial Services Company	0.92%[3]	2.91%	0.78%	2.41%
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Inflation-Adjusted Bond Portfolio Service Class[2]	Massachusetts Financial Services Company	0.85%[3]	-4.13%	-2.47%	-0.49%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® International Growth Portfolio Service Class	Massachusetts Financial Services Company	1.13%[3]	8.76%	5.84%	7.56%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® International Intrinsic Value Portfolio Service Class	Massachusetts Financial Services Company	1.14%[3]	6.97%	4.88%	7.26%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Limited Maturity Portfolio Initial Class[12]	Massachusetts Financial Services Company	0.48%[3]	5.30%	2.27%	2.17%
Fixed Income - US	MFS® Variable Insurance Trust III MFS® Limited Maturity Portfolio Service Class[2]	Massachusetts Financial Services Company	0.73%[3]	5.02%	2.03%	1.92%
Equity - US Large Cap Growth	MFS® Variable Insurance Trust II MFS® Massachusetts Investors Growth Stock Portfolio Service Class[5]	Massachusetts Financial Services Company	0.97%[3]	15.98%	12.16%	12.91%
Equity - US Mid Cap	MFS® Variable Insurance Trust MFS® Mid Cap Growth Series Service Class[2]	Massachusetts Financial Services Company	1.05%[3]	14.44%	8.85%	11.43%
Equity - US Mid Cap	MFS® Variable Insurance Trust III MFS® Mid Cap Value Portfolio Initial Class[12]	Massachusetts Financial Services Company	0.79%[3]	13.75%	9.74%	9.05%
Equity - US Mid Cap	MFS® Variable Insurance Trust III MFS® Mid Cap Value Portfolio Service Class[2]	Massachusetts Financial Services Company	1.04%[3]	13.52%	9.47%	8.78%
Allocation - Moderate	MFS® Variable Insurance Trust III MFS® Moderate Allocation Portfolio Service Class[2]	Massachusetts Financial Services Company	0.96%	8.12%	5.13%	6.25%
Equity - US Small Cap	MFS® Variable Insurance Trust MFS® New Discovery Series Service Class[2]	Massachusetts Financial Services Company	1.12%[3]	6.44%	4.71%	8.92%
Equity - US Small Cap	MFS® Variable Insurance Trust III MFS® New Discovery Value Portfolio Service Class[2]	Massachusetts Financial Services Company	1.13%[3]	9.18%	8.40%	9.67%
Equity - Global Large Cap	MFS® Variable Insurance Trust II MFS® Research International Portfolio Service Class	Massachusetts Financial Services Company	1.14%[3]	2.78%	3.64%	4.95%
Equity - US Large Cap Blend	MFS® Variable Insurance Trust MFS® Research Series Service Class	Massachusetts Financial Services Company	1.01%[3]	18.56%	11.60%	11.38%
Fixed Income - US	MFS® Variable Insurance Trust MFS® Total Return Bond Series Service Class[2]	Massachusetts Financial Services Company	0.78%[3]	2.33%	0.14%	1.64%
Allocation - Moderate	MFS® Variable Insurance Trust MFS® Total Return Series Service Class	Massachusetts Financial Services Company	0.86%[3]	7.46%	5.89%	6.20%
US Money Market	MFS® Variable Insurance Trust II MFS® U.S. Government Money Market Portfolio Service Class[13]	Massachusetts Financial Services Company	0.45%[3]	4.84%	2.14%	1.39%
Equity - Utilities Sector	MFS® Variable Insurance Trust MFS® Utilities Series Service Class	Massachusetts Financial Services Company	1.04%[3]	11.34%	5.61%	6.02%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Initial Class[12]	Massachusetts Financial Services Company	0.69%[3]	11.61%	8.03%	8.63%
Equity - US Large Cap Value	MFS® Variable Insurance Trust MFS® Value Series Service Class	Massachusetts Financial Services Company	0.94%[3]	11.35%	7.76%	8.36%
Equity - US Mid Cap	Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio Class II2	Morgan Stanley Investment Management, Inc.	1.05%[3]	41.73%	11.11%	12.02%

Type	Fund	Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
				1 Year	5 Year	10 Year
Equity - US Large Cap Growth	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II2	Morgan Stanley Investment Management, Inc.	0.82%[3]	61.01%	15.54%	16.37%
Allocation - Moderate	PIMCO Variable Insurance Trust PIMCO All Asset Portfolio Administrative Class	Pacific Investment Management Company LLC / Research Affiliates, LLC	2.27%[3]	3.74%	4.42%	4.37%
Commodities Broad Basket	PIMCO Variable Insurance Trust PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	Pacific Investment Management Company LLC	2.28%[3]	4.16%	7.10%	1.65%
Fixed Income - Emerging Markets	PIMCO Variable Insurance Trust PIMCO Emerging Markets Bond Portfolio Administrative Class	Pacific Investment Management Company LLC	1.28%	7.53%	0.92%	3.37%
Allocation - Moderate	PIMCO Variable Insurance Trust PIMCO Global Managed Asset Allocation Portfolio Advisor Class[2]	Pacific Investment Management Company LLC	1.28%[3]	10.75%	6.03%	5.75%
Fixed Income - US	PIMCO Variable Insurance Trust PIMCO Real Return Portfolio Administrative Class[4]	Pacific Investment Management Company LLC	1.07%	2.13%	1.93%	2.16%
Equity - Global Large Cap	PIMCO Equity Series VIT PIMCO StocksPLUS® Global Portfolio Advisor Class[2]	Pacific Investment Management Company LLC	0.87%[3]	13.37%	8.81%	7.67%
Fixed Income - US	PIMCO Variable Insurance Trust PIMCO Total Return Portfolio Administrative Class[4]	Pacific Investment Management Company LLC	0.79%	2.53%	-0.03%	1.53%
Equity - US Large Cap Value	Putnam Variable Trust Putnam VT Large Cap Value Fund Class IB2	Putnam Investment Management, LLC / Franklin Advisers, Inc., Franklin Templeton Investment Management Limited	0.80%	19.14%	12.45%	10.88%
Equity - Global Emerging Markets	Franklin Templeton Variable Insurance Products Trust Templeton Developing Markets VIP Fund Class 2[12]	Templeton Asset Management Ltd. / Franklin Templeton Investment Management Limited	1.36%	7.67%	0.88%	3.98%
Equity - Global Large Cap	Franklin Templeton Variable Insurance Products Trust Templeton Foreign VIP Fund Class 2[12]	Templeton Investment Counsel, LLC	1.06%	-1.00%	2.60%	2.38%
Fixed Income - Global	Franklin Templeton Variable Insurance Products Trust Templeton Global Bond VIP Fund Class 4[2]	Franklin Advisers, Inc.	0.85%	-11.42%	-4.93%	-2.12%
Equity - Global Large Cap	Franklin Templeton Variable Insurance Products Trust Templeton Growth VIP Fund Class 2	Templeton Global Advisors Limited / Templeton Asset Management Ltd	1.12%[3]	5.40%	4.60%	4.08%
Equity - US Small Cap	Wanger Advisors Trust Wanger Acorn[14,7]	Columbia Wanger Asset Management, LLC	0.91%[3]	14.18%	4.58%	8.12%

1
This Fund employs a managed volatility strategy intended to reduce volatility of returns. Please refer to “THE VARIABLE ACCOUNT” and the Fund’s prospectus for more information.
2
Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 30, 2007.
3
The Fund’s current expenses are subject to a temporary expense reimbursement and/or fee waiver. Please refer to the Fund’s prospectus for more information.
4
Only available for investment if you purchased your Contract before October 20, 2008.
5
Only available for investment if you purchased your Contract before March 5, 2007.

6
Only available for investment if you purchased your Contract through a Bank of America representative.
7
Only available for investment if you purchased your Contract through a Bank of America representative before April 22, 2007.
8
On or about June 2, 2025, the name of this fund will change to CTIVP ®– Principal Large Cap Growth Fund.
9
Only available for investment if you purchased your Contract before February 17, 2009.
10
Prior to April 30, 2025, the name of this fund was Invesco V.I. Capital Appreciation Fund.
11
Only available for investment if you purchased your Contract before February 2, 2004.
12
Only available for investment if you purchased your Contract before March 10, 2008.
13
There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this Fund may become low and possibly negative.
14
On or about June 2, 2025, this fund will become part of the Columbia Funds Variable Series Trust and the name of this fund will change to Columbia Variable Portfolio – Acorn Fund.

APPENDIX B -LIST
OF DESIGNATED FUNDS AND OTHER INVESTMENT RESTRICTIONS
If you own any of the optional living benefit riders, your Contract is subject to investment restrictions that limit the investment options that are available to you. If you violate the investment restrictions applicable to your benefit, your living benefit will terminate automatically.
Investment Restrictions
For Contracts participating in SIR with a 7% bonus, the only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as follows:
Asset Allocation Models
Build Your Own Portfolio
Blended Model
Dollar-Cost Averaging Program Options
6-Month DCA Guarantee Option12-Month DCA Guarantee Option
Funds
AB Dynamic Asset Allocation Portfolio, Class B
MFS® Conservative Allocation Portfolio, Service Class
MFS® Global Tactical Allocation Portfolio, Service Class
MFS® Moderate Allocation Portfolio, Service Class
PIMCO All Asset Portfolio, Administrative Class
PIMCO Global Managed Asset Allocation Portfolio, Advisor Class
For all other Contracts participating in a living benefit including SIR with a 6% bonus, the only Funds, dollar-cost averaging programs, and asset allocation models that are deemed to be Designated Funds are:
Asset Allocation Models
90/10 Masters Model1, 2
80/20 Masters Model2,3
Build Your Own Portfolio
Blended Model2
Dollar-Cost Averaging Program Options
6-Month DCA Guarantee Option
12-Month DCA Guarantee Option
Funds
AB Balanced Hedged Allocation Fund, Class B2
AB Dynamic Asset Allocation Portfolio, Class B2
BlackRock Global Allocation V.I. Fund, Class III2
Fidelity® Balanced Portfolio, Service Class 2
(of Variable Insurance Products Fund III)
Funds (continued)
Fidelity® Freedom 2015 Portfolio, Service Class 2 (of Variable Insurance Products Fund IV)
Fidelity® Freedom 2020 Portfolio, Service Class 2(of Variable Insurance Products Fund IV)
Invesco V.I. Equity and Income Fund, Series II2
MFS® Conservative Allocation Portfolio, Service Class2
MFS® Global Tactical Allocation Portfolio, Service Class
MFS® Growth Allocation Portfolio, Service Class2
MFS® Moderate Allocation Portfolio, Service Class2
MFS® Total Return Series, Service Class
PIMCO All Asset Portfolio, Administrative Class
PIMCO Global Managed Asset Allocation Portfolio, Advisor Class2

1
Not available to Contracts purchased on or after February 17, 2009.
2
Not available if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.
3
Not available to Contracts purchased on or after August 17, 2009.

Build Your Own Portfolio - If you comply with this model, the portfolio you build will satisfy the Designated Funds requirement under certain optional living benefits. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled. For Contracts with the Income Riser with 7% bonus, the following is the Build Your Own Portfolio model that applies to your Contract.
30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® Total Return Bond Series	AB Dynamic Asset Allocation Portfolio	AB Balanced Hedged Allocation Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	PIMCO Global Managed Asset Allocation Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	MFS® Global Tactical Allocation Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I. Discovery Large Cap Fund Fund	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Moderate Allocation Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	MFS® Conservative Allocation Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation- Adjusted Bond Portfolio	PIMCO All Asset Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
LVIP JPMorgan Core Bond Portfolio		Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
		MFS® Growth Allocation Portfolio	MFS® Mid Cap Value Portfolio	First Eagle Overseas Variable Fund	Templeton Global Bond VIP Fund
		BlackRock Global Allocation V.I. Fund	LVIP JPMorgan U.S. Equity Portfolio	Invesco V.I. Global Fund
			Putnam VT Large Cap Value Fund	Columbia Variable Portfolio - Overseas Core Fund
Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
MFS® International Growth Portfolio
MFS® Growth Series
CTIVP® - Principal Blue Chip Growth Fund
Columbia Variable Portfolio - Large Cap Growth Fund
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)

30% to 50%	40% to 60%	10% to 30%	0% to 20%	0% to 20%	0% to 10%
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Discovery Value Portfolio
Invesco V.I. EQV International Equity Fund
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

For all Contracts purchased on or after August 17, 2009 and before February 8, 2010, including Contracts with SIR with a 6% bonus, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.
30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Hedged Allocation Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I. Discovery Large Cap Fund Fund	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO Commodity RealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
LVIP JPMorgan Core Bond Portfolio	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	MFS® Moderate Allocation Portfolio	MFS® Mid Cap Value Portfolio	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Conservative Allocation Portfolio	LVIP JPMorgan U.S. Equity Portfolio	Invesco V.I. Global Fund	Templeton Global Bond VIP Fund
	MFS® Growth Allocation Portfolio	Putnam VT Large Cap Value Fund	Columbia Variable Portfolio - Overseas Core Fund
	BlackRock Global Allocation V.I. Fund		Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	PIMCO Global Managed Asset Allocation Portfolio		MFS® International Growth Portfolio
	MFS® Global Tactical Allocation Portfolio		MFS® Growth Series
	AB Dynamic Asset Allocation Portfolio		CTIVP® - Principal Blue Chip Growth Fund
Columbia Variable Portfolio - Large Cap Growth Fund
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Discovery Value Portfolio
Invesco V.I. EQV International Equity Fund

30% to 80%	20% to 70%	0% to 50%	0% to 30%	0% to 10%
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio

For Contracts purchased after February 16, 2009, and prior to August 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.
30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
MFS® Total Return Bond Series	AB Balanced Hedged Allocation Portfolio	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Government Securities Portfolio	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I. Discovery Large Cap Fund Fund	MFS® Global Real Estate Portfolio
MFS® U.S. Government Money Market Portfolio	MFS® Total Return Series	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	PIMCO Commodity RealReturn® Strategy Portfolio
MFS® Limited Maturity Portfolio	Invesco V.I. Equity and Income Fund	MFS® Utilities Series	MFS® International Intrinsic Value Portfolio	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® Research International Portfolio	MFS® High Yield Portfolio
LVIP JPMorgan Core Bond Portfolio	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Growth VIP Fund	Lazard Retirement Emerging Markets Equity Portfolio
	MFS® Moderate Allocation Portfolio	MFS® Mid Cap Value Portfolio	First Eagle Overseas Variable Fund	PIMCO All Asset Portfolio
	MFS® Conservative Allocation Portfolio	LVIP JPMorgan U.S. Equity Portfolio	Invesco V.I. Global Fund	Templeton Global Bond VIP Fund
	MFS® Growth Allocation Portfolio	Putnam VT Large Cap Value Fund	Columbia Variable Portfolio - Overseas Core Fund
	BlackRock Global Allocation V.I. Fund		Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	PIMCO Global Managed Asset Allocation Portfolio		MFS® International Growth Portfolio
	MFS® Global Tactical Allocation Portfolio		MFS® Growth Series
	AB Dynamic Asset Allocation Portfolio		CTIVP® - Principal Blue Chip Growth Fund
Columbia Variable Portfolio - Large Cap Growth Fund
MFS® Mid Cap Growth Series
Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio
Invesco V.I. American Value Fund
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)
MFS® New Discovery Value Portfolio
MFS® New Discovery Series
AB Discovery Value Portfolio
Invesco V.I. EQV International Equity Fund

30% to 80%	0% to 70%	0% to 70%	0% to 30%	0% to 10%
PIMCO StocksPLUS® Global Portfolio
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio
For Contracts purchased prior to February 17, 2009, the following is the Build Your Own Portfolio model that applies to your Contract. If you do not comply with the allocation percentage limits in effect under your Contract, your selection of the Build Your Own Portfolio model will not qualify as a Designated Fund and your participation in the living benefit will be cancelled.
25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
PIMCO Total Return Portfolio[6]	AB Balanced Hedged Allocation Portfolio[7]	Lord Abbett Series Fund, Inc. - Fundamental Equity Portfolio	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund
MFS® Total Return Bond Series[7]	Fidelity® Balanced Portfolio (of Variable Insurance Products Fund III)	MFS® Value Series	MFS® Blended Research Small Cap Equity Portfolio	MFS® High Yield Portfolio[7]
MFS® Government Securities Portfolio	Franklin Income VIP Fund	Invesco V.I. Comstock Fund	Invesco V.I. Discovery Large Cap Fund Fund	PIMCO Emerging Markets Bond Portfolio
MFS® Corporate Bond Portfolio	Franklin Allocation VIP Fund[7]	Franklin Mutual Shares VIP Fund	Lord Abbett Series Fund, Inc. - Growth Opportunities Portfolio	MFS® Global Real Estate Portfolio
PIMCO Real Return Portfolio[6]	MFS® Total Return Series	MFS® Utilities Series	Invesco V.I. Main Street Small Cap Fund®2	PIMCO Commodity RealReturn® Strategy Portfolio
MFS® U.S. Government Money Market Portfolio	Invesco V.I. Equity and Income Fund	MFS® Blended Research® Core Equity Portfolio[2]	MFS® New Discovery Series	Templeton Developing Markets VIP Fund[5]
MFS® Limited Maturity Portfolio[7]	Fidelity® Freedom 2010 Portfolio (of Variable Insurance Products Fund IV)[6]	MFS® Global Research Portfolio[2]	MFS® Mass Investors Growth Stock Portfolio[2]	MFS® Emerging Markets Equity Portfolio
MFS® Inflation-Adjusted Bond Portfolio[7]	Fidelity® Freedom 2015 Portfolio (of Variable Insurance Products Fund IV)	MFS® Core Equity Portfolio	MFS® International Intrinsic Value Portfolio	MFS® Income Portfolio[1]
LVIP JPMorgan Core Bond Portfolio[7]	Fidelity® Freedom 2020 Portfolio (of Variable Insurance Products Fund IV)	MFS® Research Series	Templeton Foreign VIP Fund[5]	Lazard Retirement Emerging Markets Equity Portfolio[7]
	MFS® Moderate Allocation Portfolio[7]	Invesco V.I. Main St.Fund®6	MFS® Research International Portfolio	PIMCO All Asset Portfolio
	MFS® Conservative Allocation Portfolio[7]	MFS® Mid Cap Value Portfolio[7]	Templeton Growth VIP Fund	Templeton Global Bond VIP Fund[7]
	MFS® Growth Allocation Portfolio[7]	LVIP JPMorgan U.S. Equity Portfolio[7]	First Eagle Overseas Variable Fund
	BlackRock Global Allocation V.I. Fund[7]	Putnam VT Large Cap Value Fund[7]	Invesco V.I. Global Fund
	PIMCO Global Managed Asset Allocation Portfolio[7]		Columbia Variable Portfolio - Overseas Core Fund
	MFS® Global Tactical Allocation Portfolio[7]		Fidelity® Mid Cap Portfolio (of Variable Insurance Products Fund III)
	AB Dynamic Asset Allocation Portfolio[7]		Wanger Acorn[3]
Columbia Variable Portfolio - Small Cap Value Fund[3]
MFS® International Growth Portfolio
MFS® Growth Series
CTIVP® - Principal Blue Chip Growth Fund[4]

25% to 80%	0% to 75%	0% to 75%	0% to 30%	0% to 10%
Columbia Variable Portfolio - Large Cap Growth Fund[4]
MFS® Global Growth Portfolio[1]
MFS® Mid Cap Growth Series[7]
Morgan Stanley Variable Insurance Fund, Inc. Discovery
Invesco V.I. American Value Fund[7]
AB International Value Portfolio[6,7]
Fidelity® Contrafund® Portfolio (of Variable Insurance Products Fund II)[7]
MFS® New Discovery Value Portfolio[7]
AB Discovery Value Portfolio[7]
Invesco V.I. EQV International Equity Fund[7]
PIMCO StocksPLUS® Global Portfolio[7]
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio[7]

1
Only available if you purchased your Contract before February 2, 2004.
2
Only available if you purchased your Contract before March 5, 2007.
3
Only available if you purchased your Contract through a Bank of America representative before April 22, 2007.
4
Only B Class shares available if you purchased your Contract on or after March 5, 2007. Only A Class shares available if you purchased your Contract through a Bank of America representative before March 5, 2007.
5
Only available if you purchased your Contract before March 10, 2008.
6
Only available if you purchased your Contract before October 20, 2008.
7
Not available for investment if you purchased your Contract through a Bank of America representative between April 25, 2005 and April 20, 2007.

APPENDIX C -GLOSSARY
The following terms as used in this Prospectus have the indicated meanings:
ACCOUNT or PARTICIPANT ACCOUNT:  An account established for each Participant to which Net Purchase Payments are credited.
ACCOUNT QUARTER:  A three-month period, with the first Account Quarter beginning on your Issue Date.
ACCOUNT VALUE:  The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.
ACCOUNT YEAR and ACCOUNT ANNIVERSARY:  Your first Account Year is the period 365 days (366, if a leap year) from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Issue Date is on March 12, the first Account Year is determined from the Issue Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)
ACCUMULATION PHASE:  The period before the Annuity Commencement Date and during the lifetime of the Annuitant (and while the Covered Person and all Owners are still alive) during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.
ADJUSTED PURCHASE PAYMENTS:  Purchase Payments adjusted for partial withdrawals as described in “Calculating the Death Benefit.”
*ANNUITANT:  The person or persons to whom the first annuity payment is made. If either Annuitant dies prior to the Annuity Commencement Date, the surviving Annuitant will become the sole Annuitant. The Annuitant becomes the Payee on the Annuity Commencement Date.
ANNUITY COMMENCEMENT DATE:  The date on which the first annuity payment under each Contract is to be made.
ANNUITY OPTION:  The method you choose for making annuity payments.
ANNUITY UNIT:  A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.
APPLICATION:  The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.
*BENEFICIARY:  The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, if a natural person, the “designated beneficiary” for purposes of Section 72(s) of the Code in the event of the Participant’s death. Notwithstanding the foregoing, if there is more than one Participant of a Non-Qualified Contract, the surviving Participant will be deemed the Beneficiary under the preceding sentence and any other Beneficiary will be treated as a contingent beneficiary. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant on or after the Annuity Commencement Date.
BUSINESS DAY:  Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE:  The document for each Participant which evidences the coverage of the Participant under a Group Contract.
COMPANY (“WE”, “US”, “DELAWARE LIFE”):  Delaware Life Insurance Company.
CONTRACT:  Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.
COVERED PERSON:  The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.
DEATH BENEFIT DATE:  If you have elected a death benefit payment option before the Covered Person’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Beneficiary shall be deemed to have elected to defer receipt of payment under any death benefit option until such time as a written election is received by the Company or a distribution is required by law.
DESIGNATED FUNDS:  The limited investment options you can choose if you are participating in a living benefit.
DUE PROOF OF DEATH:  Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g., taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).
FIXED ACCOUNT:  The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.
FIXED ACCOUNT VALUE:  The value of that portion of your Account allocated to the Fixed Account.
FIXED ANNUITY:  An annuity with payments which do not vary as to dollar amount.
FUND:  A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.
GOOD ORDER:  An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.
GROUP CONTRACT:  A Contract issued by the Company on a group basis.
GUARANTEE AMOUNT:  Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).
GUARANTEE PERIOD:  The period for which a Guaranteed Interest Rate is credited.
GUARANTEED INTEREST RATE:  The rate of interest we credit on a compound annual basis during any Guarantee Period.
INCOME PHASE:  The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT:  A Contract issued by the Company on an individual basis.
ISSUE DATE:  The date the Contract becomes effective which is the date we apply your initial Net Purchase Payment to your Account and issue your Contract. This is called the “Date of Coverage” in the Contract.
MAXIMUM ANNUITY COMMENCEMENT DATE:  The first day of the month following the youngest Annuitant’s 95th birthday.
NET INVESTMENT FACTOR:  An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater than, less than, or equal to one.
NET PURCHASE PAYMENT:  The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.
NON-QUALIFIED CONTRACT:  A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.
OPEN DATE:  The Business Day your Application is received by the Company at its Service Address. The ages of all Owners and Annuitants on the Open Date determines your eligibility for purchasing a Contract and for electing the optional death benefit and the optional living benefit.
*OWNER:  The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.
*PARTICIPANT:  In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.
PAYEE:  A recipient of payments under a Contract. The term includes (1) an Annuitant or (2) a Beneficiary who becomes entitled to benefits upon the death of the Participant, or upon the death of the Annuitant on or after the Annuity Commencement Date.
PURCHASE PAYMENT (PAYMENT):  An amount paid to the Company as consideration for the benefits provided by a Contract.
QUALIFIED CONTRACT:  A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.
RENEWAL DATE:  The last day of a Guarantee Period.
SERVICE ADDRESS:  P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.
SUB-ACCOUNT:  That portion of the Variable Account which invests in shares of a specific Fund.
SURRENDER VALUE:  The amount payable on full withdrawal (or surrender) of your Contract.

VALUATION PERIOD:  The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.
VARIABLE ACCOUNT:  Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.
VARIABLE ACCUMULATION UNIT:  A unit of measure used in the calculation of Variable Account Value.
VARIABLE ACCOUNT VALUE:  The value of that portion of your Account allocated to the Variable Account.
VARIABLE ANNUITY:  An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.
YOU and YOUR:  The terms “you” and “your” refer to “Owner,” “Participant,” and/or “Covered Person” as those terms are identified in the Contract.

*
You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX D -WITHDRAWALS,
WITHDRAWAL CHARGES, & MARKET VALUE ADJUSTMENT
Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)
Withdrawal Charge Calculation:
Full Withdrawal:
Assume a Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.
	Account Year	Hypothetical Account Value	Free Withdrawal Amount	Purchase Payment Amount Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	$37,000	8.00%	$2,960
	2	$44,200	$4,000	$40,000	8.00%	$3,200
(b)	3	$47,700	$4,000	$40,000	7.00%	$2,800
	4	$51,500	$4,000	$40,000	6.00%	$2,400
(c)	5	$55,600	$55,600	$0	0.00%	$0
	6	$60,000	$60,000	$0	0.00%	$0
(a)
The free withdrawal amount in any year is equal to 10% of all of the Purchase Payments you have made. In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $37,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $4,000.
(b)
In Account Year 3, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The Account Value minus the free withdrawal amount is $47,700 minus $4,000, which equals $43,700; however, the amount subject to a withdrawal charge is capped at the amount of your remaining Purchase Payments. Therefore, the amount subject to a withdrawal charge is $40,000, which is the amount of your remaining Purchase Payments.
(c)
In Account Year 5, you have passed your fourth Account Anniversary, so no withdrawal charges apply to any withdrawals you make.
Partial Withdrawal:
Assume a single Purchase Payment of $40,000 is made on the Issue Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there is a series of four partial withdrawals made during the fourth Account Year of $3,000, $8,000, $12,000, and $22,000.
	Account Year	Hypothetical Account Value Before Withdrawal	Free Withdrawal Amount Before Withdrawal	Amount of Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
	1	$41,000	$4,000	$0	$0	8.00%	$0	$4,000	$41,000
	2	$44,200	$4,000	$0	$0	8.00%	$0	$4,000	$44,200
	3	$47,700	$4,000	$0	$0	7.00%	$0	$4,000	$47,700
(a)	4	$48,200	$4,000	$3,000	$0	6.00%	$0	$1,000	$45,200
(b)	4	$46,000	$1,000	$8,000	$7,000	6.00%	$420	$0	$38,000
(c)	4	$38,250	$0	$12,000	$12,000	6.00%	$720	$0	$26,250

	Account Year	Hypothetical Account Value Before Withdrawal	Free Withdrawal Amount Before Withdrawal	Amount of Withdrawal	Amount of Withdrawal Subject to Withdrawal Charge	Withdrawal Charge Percentage	Withdrawal Charge Amount	Remaining Free Withdrawal Amount After Withdrawal	Hypothetical Account Value after Withdrawal
(d)	4	$26,650	$0	$22,000	$21,000	6.00%	$1,260	$0	$4,650
	Totals		$45,000	$40,000	6.00%	$2,400	$0	$4,650
(a)
In Account Year 4, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. The partial withdrawal amount of $3,000 is less than the free withdrawal amount, so there is no withdrawal charge.
(b)
Since a partial withdrawal of $3,000 was taken, the remaining free withdrawal amount in Account Year 4 is $4,000 - $3,000 = $1,000. Therefore, $1,000 of the $8,000 withdrawal is not subject to a withdrawal charge, and $7,000 is subject to a withdrawal charge. Of the $11,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $7,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $33,000.
(c)
Since $4,000 of the two prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $4,000 - $4,000 = $0. Therefore, the entire $12,000 withdrawal is subject to a withdrawal charge. Of the $23,000 withdrawn to date, $4,000 has been from the free withdrawal amount and $19,000 has been from Purchase Payments. Therefore, the amount of remaining Purchase Payments is $21,000.
(d)
Since $4,000 of the three prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $4,000 - $4,000 = $0. The amount of Purchase Payments remaining before this withdrawal is $21,000. Therefore, $21,000 of the $22,000 withdrawal is taken from Purchase Payments and is subject to a withdrawal charge, and $1,000 of the withdrawal is taken from earnings and is not subject to a withdrawal charge. Of the $45,000 withdrawn to date, $4,000 has been from the free withdrawal amount, $40,000 has been from Purchase Payments, and $1,000 has been from earnings. The amount of remaining Purchase Payments is now equal to $0. Note that if the $4,650 remaining balance was withdrawn, it would all be from earnings and not subject to a withdrawal charge. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full withdrawal in Account Year 4 in the example above.
Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)
The MVA Factor is:
(1 + I	)	N/12	-1
1 + J + b
These examples assume the following:
(1)
The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.
(2)
The date of surrender is 2 years from the Expiration Date (N = 24).
(3)
The value of the Guarantee Amount on the date of surrender is $11,910.16.
(4)
The interest earned in the current Account Year is $674.16.
(5)
No transfers or partial withdrawals affecting this Guarantee Amount have been made.
(6)
Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:
Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.
The MVA factor	=	(1 + I )	N/12	-1
		1 + J + b

	=	(1 + .06)	24/12	-1
		1 + .05

	=	(1.010)	[2]	-1

	=	1.019 - 1
	=	.019
The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:
($11,910.16 - $674.16) x .019 = $213.48
$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge. For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19. $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX E -OPTIONAL
DEATH BENEFITS AND EXAMPLES
5% PREMIUM ROLL-UP (“5% ROLL-UP”) DEATH BENEFIT
Under the 5% Roll-Up, the death benefit will be the greater of:
●
the amount payable under the basic death benefit, or
●
the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.
Under this death benefit, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:
●
the first day of the month following your 80th birthday, or
●
the day the death benefit amount under this death benefit equals twice the sum of your Adjusted Purchase Payments.
Example 1:
Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts. No withdrawals are made. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $135,000, and the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. The calculation of the death benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-Up Value*	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

*
The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $100,000 = $200,000.
Example 2:
Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $150,000 just prior to a $30,000 withdrawal. The Owner dies in the eighth Account Year. The Account Value on the Death Benefit Date is $90,000. The calculation of the death benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	=	$90,000
Cash Surrender Value*	=	$89,950
Total of Adjusted Purchase Payments**	=	$80,000
5% Premium Roll-Up Value***	=	$112,000
The Death Benefit Amount would therefore	=	$112,000

*
Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”
**
Adjusted Purchase Payments can be calculated as follows: Purchase Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($120,000 ÷ $150,000) = $80,000.

***
The 5% Premium Roll-Up Value is capped at 2 times the Adjusted Purchase Payments. Therefore, the cap = 2 x $80,000 = $160,000.
EARNINGS ENHANCEMENT BENEFIT PREMIER (“EEB PREMIER”) DEATH BENEFIT
If you elected EEB Premier, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier amount.” Calculated as of the Death Benefit Date, the “EEB Premier amount” is determined as follows:
●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the twelve months prior to your death but not within your first Account Year.
●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”
Example 1:
Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000
- PLUS -
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750
The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $135,000 + $15,750 = $150,750.
Example 2:
Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. In addition, this Contract was issued prior to the owner’s 70th birthday and death occurs in year 7.

The Death Benefit Amount will be the greatest of:
Account Value	=	$115,000
Cash Surrender Value*	=	$115,000
Total of Adjusted Purchase Payments**	=	$85,185
The Death Benefit Amount would therefore	=	$115,000
- PLUS -
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$29,815
45% of the above amount	=	$13,417
Cap of 100% of Adjusted Purchase Payments	=	$85,185
The lesser of the above two amounts = the EEB Premier amount	=	$13,417
The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier amount = $115,000 + $13,417 = $128,417.

*
Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”
**
Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.
EARNINGS ENHANCEMENT BENEFIT PREMIER PLUS (“EEB PREMIER PLUS”) DEATH BENEFIT
If you elected EEB Premier Plus, your death benefit will be the amount payable under the basic death benefit, PLUS the “EEB Premier Plus amount.” Calculated as of the Death Benefit Date, the “EEB Premier Plus amount” is determined as follows:
●
If you are 69 or younger on your Open Date, the “EEB Premier Plus amount” will be 75% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 150% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made within the 12 months prior to your death but not within your first Account Year.
●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier Plus amount” will be 35% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 60% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier Plus amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier Plus amount.”
Example:
Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
The Death Benefit Amount would therefore	=	$135,000

- PLUS -
The EEB Premier Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
75% of the above amount	=	$26,250
Cap of 150% of Adjusted Purchase Payments	=	$150,000
The lesser of the above two amounts = the EEB Premier Plus amount	=	$26,250
The total Death Benefit would be the amount paid on the basic death benefit plus the EEB Premier Plus amount = $135,000 + $26,250 = $161,250.

*
Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”
EARNINGS ENHANCEMENT BENEFIT PREMIER WITH MAV (“EEB PREMIER WITH MAV”) DEATH BENEFIT
If you elected EEB Premier with MAV, your death benefit will be the amount payable under the MAV death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is as follows:
●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.
●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”
Example:
Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner’s 70th birthday. The calculation of the Death Benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
Maximum Anniversary Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000
- PLUS -

The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750
The total Death Benefit would be the amount paid on the MAV death benefit plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*
Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”
EARNINGS ENHANCEMENT BENEFIT PREMIER WITH 5% ROLL-UP (“EEB PREMIER WITH 5% ROLL-UP”) DEATH BENEFIT
If you elected EEB Premier with 5% Roll-Up, your death benefit will be the amount payable under the 5% Roll-Up death benefit PLUS the “EEB Premier amount.” Calculated as of your Death Benefit Date, the “EEB Premier amount” is determined as follows:
●
If you are 69 or younger on your Open Date, the “EEB Premier amount” will be 45% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 100% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year.
●
If you are between the ages of 70 and 79 on your Open Date, the “EEB Premier amount” will be 25% of the difference between your Account Value and your Adjusted Purchase Payments, up to a cap. The cap is 40% of (a) the Adjusted Purchase Payments made prior to your death minus (b) any Purchase Payments made in the twelve months prior to your death but not within your first Account Year. In addition, on the Account Anniversary following your 85th birthday, the “EEB Premier amount” will be locked in. Partial withdrawals, whether before or after your 85th birthday, will proportionally reduce the “EEB Premier amount.”
Example:
Assume a Purchase Payment of $60,000 is made on the Issue Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner’s 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:
The Death Benefit Amount will be the greatest of:
Account Value	=	$135,000
Cash Surrender Value*	=	$135,000
Total of Adjusted Purchase Payments	=	$100,000
5% Premium Roll-up Value	=	$140,000
The Death Benefit Amount would therefore	=	$140,000

- PLUS -
The EEB Premier amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	=	$35,000
45% of the above amount	=	$15,750
Cap of 100% of Adjusted Purchase Payments	=	$100,000
The lesser of the above two amounts = the EEB Premier amount	=	$15,750
The total Death Benefit would be the amount paid on the 5% Roll-Up death benefit plus the EEB Premier amount = $140,000 + $15,750 = $155,750.

*
Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see “Full Withdrawals” under the subheading “Cash Withdrawals.”

APPENDIX F -SECURED
RETURNS FOR LIFE
The following information applies to your Contract if you elected to participate in Secured Returns for Life (“Secured Returns for Life,” “Benefit,” or “the rider”) and did not replace it with Secured Returns for Life Plus, which was available for such replacements for a limited period of time beginning in April 2006. Secured Returns for Life is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life to new Owners, renewals are no longer available.
Secured Returns for Life guarantees a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals) during the accumulation period, regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. Upon annuitization, Secured Returns for Life and any elected optional death benefit automatically terminate. (You should note that the benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)
We use the following definitions to describe how Secured Returns for Life works:
AB Plan Maturity Date:	The date when the AB Plan matures which is on the 10th Account Anniversary, or if you elect to “step-up” your guaranteed values under the rider, 10 years from the date of the most recent step-up.
Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the
Contract while you are participating in the
AB Plan. The GLB amount is initially equal
to your initial Purchase Payment, which is
adjusted for any subsequent Purchase
Payments, step-ups, and partial withdrawals.
The GLB amount is also used to set the GLB
Base, Lifetime Income Base, and RGLB
amount on the date you elect the WB Plan.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the
date you elect to participate in the WB Plan.
The GLB Base is adjusted later for any
subsequent Purchase Payments, step-ups, and
partial withdrawals. The GLB Base is used to
establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the
later of the date you elect to participate in the
WB Plan if you are age 60 or older and the
first Account Anniversary after your 59th
birthday. The Lifetime Income Base is
adjusted later for any subsequent Purchase
Payments, step-ups, and partial withdrawals.
The Lifetime Income Base is used to establish
the Maximum WB for Life Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.
Maximum WB For Life Amount:
The maximum guaranteed amount available
for annual withdrawal during your lifetime.
The Maximum WB for Life Amount is equal
to 4% or 5% of the current Lifetime Income
Base depending upon the age of the
Participant on the date of the first withdrawal
under the WB Plan or most recent Step-Up
Date. If your Contract is co-owned, the age of
the oldest co-owner will be used to determine
the Maximum WB for Life Amount. (You
should be aware that the Maximum WB for
Life Amount is not a guaranteed amount.
Certain actions you take could reduce the
value of your Maximum WB for Life
Amount to zero.)

Remaining Guaranteed Living Benefit (the “RGLB amount”):
If you elect the WB Plan, the minimum
amount guaranteed under the Plan. The
RGLB amount equals the GLB amount on the
date you choose to participate in the WB
Plan. This amount will be adjusted for
subsequent Purchase Payments, step-ups, and
partial withdrawals.

To participate in Secured Returns for Life, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
When you elected to participate in Secured Returns for Life, you were automatically enrolled in the AB Plan. At any time, you may elect instead, to receive your benefit under the WB Plan, provided that you make the election prior to the earliest of the Contract’s Maximum Annuity Commencement Date, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.
Guaranteed Minimum Accumulation Benefit (“AB”) Plan
Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.
Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step -Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:
Account Year in which Purchase Payment was made	Percentage added to the GLB amount
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%
Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly decrease, and even terminate, the total Secured Returns for Life Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.
If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life. For examples of how we calculate benefits under the AB Plan, see Examples 1 through 3 in this Appendix.
If you die while participating in the AB Plan, all benefits and charges under Secured Returns for Life will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, your surviving spouse has two options under the Contract.
●
Your spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.
●
Your surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.
If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Guaranteed Minimum Withdrawal Benefit (“WB”) Plan
Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount, even if your Account Value becomes zero. Each Account Year, during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described under “Withdrawals Under Secured Returns for Life.”
The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed under “Withdrawals Under Secured Returns for Life.”
Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described under Guaranteed Minimum

Accumulation Benefit (“AB”) Plan. Your GLB Base also is set equal to the RGLB amount on the date you elect to participate in the WB Plan. This value is used to determine your Maximum WB Amount as discussed further below.
To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:
●
the date you elected to participate in the WB Plan if you are age 60 or older on that date, or
●
your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.
The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:
Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base
You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life.”)
Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawals under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.”
Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your benefit under the rider has been cancelled, terminated, or revoked. For examples of how we calculate benefits under the WB Plan, see Examples 4, 5, and 6 in this Appendix.
If you die while participating in the WB Plan, your Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.) If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to your spouse. All other benefits under the WB Plan will continue, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) The charges under Secured Returns for Life will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.

Cost of Secured Returns for Life
Unlike other Contract charges, the charge for Secured Returns for Life will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 7 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement.
We will continue to deduct this charge until:
●
you annuitize; or
●
under the provisions of Secured Returns for Life;
●
your benefit matures;
●
your benefit is revoked; or
●
your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.
Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge until the 7th Account Anniversary.
Withdrawals Under Secured Returns for Life
All withdrawals under Secured Returns for Life are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the Prospectus to which this Appendix is attached.) In addition, any withdrawals you take under Secured Returns for Life will reduce the value of your benefit under the rider. Such withdrawals affect your benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount withdrawn.
Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your benefits under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal
old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal
Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your benefit, we will reduce the amount we credit proportionally to the amount withdrawn.
Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.
If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:
●
your previous RGLB amount, reduced dollar for dollar by the amount of the withdrawal, and
●
your Account Value after the withdrawal.

Your new GLB Base will be the lesser of:
●
your previous GLB Base reduced dollar for dollar by the amount of the excess withdrawal, and
●
your Account Value after the withdrawal.
Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your benefit.
The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.
Assume you are participating in the WB Plan and, instead, you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced dollar for dollar, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.
If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:
●
your previous Lifetime Income Base reduced dollar for dollar by the amount of the excess withdrawal, and
●
the Account Value after the withdrawal.
A new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:
Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base
The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.
In general when participating in the WB Plan, you should keep the following in mind:
●
A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.
●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will terminate and your Contract will terminate without value.
●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:
(1)
You could choose to receive the Maximum WB for Life Amount, if any, until an Owner dies. In that case, after the death of an Owner, your Beneficiary receives the Maximum WB Amount until the

RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)
(2)
You (or your Beneficiary if an Owner has died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)
If you do not make a choice, we will default you to option 1.
For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 10, 11, and 12 in this Appendix.
Annuitization Under the WB Plan
Under the WB Plan, if your RGLB Amount and your Account Value are greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date, you may elect to:
●
annuitize your Contract;
●
surrender your Contract;
●
receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or
●
receive the Maximum WB for Life Amount each year until an Owner dies and, thereafter, allow the beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)
Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the Death Benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we will automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain.
Cancellation and Revocation of Secured Returns for Life
Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If, however, you transfer some or all of your Account Value out of the Designated Fund, Secured Returns for Life will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns for Life will be cancelled. An assignment of ownership of the Contract will also cancel Secured Returns for Life.
Once Secured Returns for Life has been cancelled, it cannot be reinstated. After cancellation, you will continue to pay the annual charge for Secured Returns for Life until your 7th Account Anniversary.
Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life. Once revoked, Secured Returns for Life may not be reinstated. After Secured Returns for Life has been revoked, all benefits and charges will end.

Step-Up
On or after your third Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value (“step-up”). Currently, this step-up election may be made on any day after your third Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the third or any subsequent Account Anniversary.)
If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●
your current Account Value is greater than the current GLB amount, and
●
your Account Value is $5,000,000 or less on your Step-Up Date.
If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on that date. If you elect to step-up, at least 3 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●
your current Account Value is greater than the current GLB Base and the current Lifetime Income Base, and
●
your Account Value is $5,000,000 or less on your Step-Up Date.
For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.
If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.
Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Examples 13, 14, and 15 in this Appendix.)
Following your step-up election, the rider fee will be changed to an amount that may be higher than your current fee as set forth above. The rider fee after the step-up will be set by us, based upon current market conditions, at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.
If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 14 in this Appendix.)
If your benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described under “Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.” (See Examples 14 and 15 in this Appendix.)

Subsequent Purchase Payments After a Step-Up
Under the WB Plan, subsequent Purchase Payments after a step-up will increase, on a dollar for dollar basis, the RGLB amount, the GLB Base, and the Lifetime Income Base. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.
Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:
Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%
Thus, only 70% of a subsequent Purchase Payment made on October 2, 2015, would be guaranteed whereas 85% of a subsequent Purchase Payment made on October 1, 2015, would be guaranteed. It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.
Refund of Secured Returns for Life Charges Under the AB Plan
If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life rider charges will be made if you change from the AB Plan to the WB Plan.
Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.
In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base or Lifetime Income Base if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, or all of these amounts, per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.
If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally (see “Withdrawals Under Secured Returns for Life”).
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.
ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU PURCHASED A CONTRACT ON JANUARY 1, 2006 WITH AN INITIAL PURCHASE PAYMENT OF $100,000 AND YOU ELECTED SECURED RETURNS FOR LIFE. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.
EXAMPLE 1: Calculation of Benefits under AB Plan.
●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●
Assume that on January 1, 2016, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●
Because your Account Value is less than your GLB amount by $15,000 [$100,000 - $85,000], an amount equal to $15,000 will be deposited into your Contract.
EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments.
●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●
On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●
Assume that on January 1, 2016, your Account Value is $150,000. Assume that your total rider charges to date are $6,725.

●
Because your Account Value is less than your GLB amount by $18,000 [$168,000 - $150,000], an amount equal to $18,000 will be deposited into your Contract.
EXAMPLE 3: Calculation of Benefits under AB Plan with Subsequent Purchase Payment; Refund Applies.
●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had low investment performance.
●
On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
Because the subsequent Purchase Payment was made in the fifth Account Year, we guarantee the return of 85% of that Purchase Payment, or $68,000. On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●
Assume that on January 1, 2016, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than your GLB amount by $32,000 [$200,000 - $168,000], your Contract will be credited with an amount equal to the rider charges you have paid [$7,500], increasing your Account Value to $207,500.
EXAMPLE 4: Calculation of Benefits under WB Plan; Lifetime Withdrawals.
●
Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●
On January 1, 2006:
●
Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●
On December 31, 2006, after your first systematic withdrawal of $4,000:
●
Your Account Value is reduced by the amount of the withdrawal [$4,000].
●
Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●
Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●
Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 20 years. Assume you make no subsequent Purchase Payments. Assume that, because of poor investment performance of your Designated Fund, your Account Value equals zero. On December 31, 2025:
●
Your Account Value equals zero.
●
Your GLB amount, reduced by the amount of the total withdrawal, is $20,000 [$100,000-($4,000 x 20)].
●
Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●
Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.

Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:
(1)
withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2)
withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.
●
Assume you elect to take annual payments of your Maximum WB for Life Amount. On December 31, 2030, when your GLB amount is reduced to zero:
●
Your Account Value equals zero.
●
Your GLB amount equals zero.
●
Your GLB Base equals zero because your GLB amount equals zero.
●
Your Lifetime Income Base is still $100,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
You will continue to receive $4,000 per year as long as you are alive.
EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.
●
Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually.
●
On January 1, 2006:
●
Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●
On December 31, 2006, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●
Your Account Value is reduced by the amount of the withdrawal [$5,000].
●
Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●
Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●
Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2008, you celebrate your 59th birthday. On January 1, 2009:
●
Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●
Your GLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●
Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●
Your Lifetime Income Base is set at $85,000 [an amount equal to the GLB amount on your first Account Anniversary after your 59th birthday].
●
Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].

●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2028:
●
Your Account Value equals zero.
●
Your GLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 - ($3,400 x 20)].
●
Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●
Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
●
Assume you elect to take annual payments of your Maximum WB for Life Amount until your GLB amount is reduced to zero in 2033.
●
Your Account Value equals zero.
●
Your GLB amount equals zero.
●
Your GLB Base equals zero because your GLB amount equals zero.
●
Your Lifetime Income Base is still $85,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $3,400 per year as long as you are alive.
EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.
●
Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●
On January 1, 2006:
●
Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●
On December 31, 2006, after your first systematic withdrawal of $4,000:
●
Your Account Value is reduced by the amount of the withdrawal [$4,000].
●
Your GLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●
Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●
Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2009:
●
Your Account Value equals $130,000 [$80,000 + $50,000].
●
Your GLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].

●
Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●
Your Maximum WB Amount is $7,500 [5% of your new GLB Base].
●
Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●
Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base].
You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:
●
Your Account Value equals zero.
●
Your GLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 - ($6,000 x 20)].
●
Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●
Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:
(1)
withdrawing the Maximum WB for Life Amount each year until an Owner dies or
(2)
withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.
●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000 until your GLB amount is reduced to zero in 2032.
●
Your Account Value equals zero.
●
Your GLB amount equals zero.
●
Your GLB Base equals zero because your GLB amount equals zero.
●
Your Lifetime Income Base is still $150,000 because you did not withdraw more than your Maximum WB for Life Amount.
You will continue to receive $6,000 per year as long as you are alive.
EXAMPLE 7: Calculation of Explicit Rider Charges.
●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.
●
On March 31, 2006, your Account Value before the charge for Secured Returns for Life is taken is $101,196.79. The charge deducted on March 31, 2006 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2006 is $101,070.29 ($101,196.79 - $126.50).
●
On June 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $102,307.23. The fee deducted on June 30, 2006 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2006 is $102,179.35 ($102,307.23 - $127.88).
●
On September 30, 2006, your Account Value before the charge for Secured Returns for Life is taken is $103,443.69. The fee deducted on September 30, 2006 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2006 is $103,314.39 ($103,443.69 - $129.30).
●
This pattern continues until the maturity date for your Benefit of January 1, 2016. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life charges that have been made. Note that if Secured Returns for Life was revoked or cancelled before the maturity date for your Benefit of January 1, 2016, then no Secured Returns for Life credit will be made to your Account.
EXAMPLE 8: Withdrawals under the AB Plan; low investment performance.
●
Assume that you did not elect the WB plan at any time.
●
Assume that on January 1, 2007, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●
On January 1, 2007, your GLB amount will be reset to $90,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $100,000 x [$99,000 ÷ $110,000].
●
Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016 is $87,000. Assume that your total rider charges to date are $4,710.
●
Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).
EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.
●
Assume that you did not elect the WB Plan at any time.
●
On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●
Assume that, on June 1, 2012, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●
On June 1, 2012, your GLB amount is reset to $140,000. This equals the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [$200,000 ÷ $240,000].
●
Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2016, is $125,000. Assume that your total rider charges to date are $7,200.
●
Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).
EXAMPLE 10: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Poor Investment Performance.
●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:
●
Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].

●
On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $93,000:
●
Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●
Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $93,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$93,000]].
●
Your Maximum WB for Life Amount is $3,720 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 16 years. Because of poor investment performance of your Designated Fund, your Account Value decreases to $3,330. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is now $3,330. Your Maximum WB for Life Amount is now 4% of $3,330 or $133.
●
Assume your Designated Fund earns -2% in Account Year 17, and that you take another $5,000 withdrawal. On December 31, 2022:
●
Your Account Value is zero.
●
Your GLB amount is $15,000 [$100,000 - ($5,000 x 17)].
●
Your GLB Base is still $100,000 because you withdrew no more than the Maximum WB Amount.
●
Your Lifetime Income Base is zero [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$3,330 - ($5,000 - $133)] and (2) your new Account Value [$0]].
●
Your Maximum WB Amount is still $5,000 [5% of your GLB Base].
●
Your Maximum WB for Life Amount equals zero [4% of your new Lifetime Income Base].
Even though your Contract has terminated because your Account Value has reduced to zero, we will pay you the Maximum WB Amount of $5,000 per year for three more years, until your GLB amount is reduced to zero.
EXAMPLE 11: Withdrawals under WB Plan Exceeding Maximum WB for Life Amount; Positive Investment Performance.
●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had positive investment performance, gaining 2% a year over the course of the Contract. On January 1, 2006:
●
Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●
On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $97,000:
●
Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000 - $5,000].
●
Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Lifetime Income Base is reduced to $97,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($5,000 - $4,000)] and (2) your new Account Value [$97,000]].

●
Your Maximum WB for Life Amount is $3,880 [4% of your new Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $5,000 for a total of 19 years. Your GLB amount has been reduced to $5,000 [$100,000 - ($5,000 x 19)]. Because of good investment performance of your Designated Fund, your Account Value is now $31,478. In addition, because you have taken withdrawals in excess of the Maximum WB for Life Amount, your Lifetime Income Base is also now $31,478. Your Maximum WB for Life Amount is now 4% of $31,478, or $1,259.
●
Assume your Designated Fund earns 2% in Account Year 20, and that you take another $5,000 withdrawal. On December 31, 2025:
●
Your Account Value is $27,108.
●
Your GLB amount is zero [$5,000 remaining - $5,000 withdrawal].
●
Your GLB Base is zero because your GLB amount is equal to zero.
●
Your Lifetime Income Base is $27,108 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$31,478 - ($5,000 - $1,259)] and (2) your new Account Value [$27,108]].
●
Your Maximum WB for Life Amount equals $1,084 [4% of your new Lifetime Income Base of $27,108].
Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. If your Account Value is reduced to zero by a withdrawal that does not exceed you Maximum WB for Life Amount, we will continue to pay your then current Maximum WB for Life Amount each year as long as you are alive. If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount, your Lifetime Income Base will be reduced to zero, your Maximum WB for Life Amount will become zero, and no more benefits will be paid.
EXAMPLE 12: Withdrawals under WB Plan Exceeding Maximum WB Amount.
●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2006. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2006:
●
Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●
On December 31, 2006, after you take a withdrawal of $6,000, your Account Value is $92,000:
●
Your GLB amount is reduced to $92,000 [the lesser of (1) your current GLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●
Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●
Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].
●
Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base of $92,000].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304.
●
Assume your Designated Fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2022:
●
Your Account Value is $1,457 [$7,609 x (1 - 0.02) - $6,000].
●
Your GLB amount is $1,457 [the lesser of (1) your current GLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●
Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 - ($6,000 - $380)] and (2) your new Account Value ($1,457)].
●
Your Maximum WB Amount equals $73 [5% of your new Lifetime Income Base].
●
Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●
Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base of $1,457].
Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your GLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).
If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:
(1)
withdrawing the Maximum WB for Life Amount each year until you die, or
(2)
withdrawing your Maximum WB Amount each year until your GLB amount is reduced to zero.
If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your GLB is reduced to zero.
If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your GLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.
EXAMPLE 13: Step-up elected under AB Plan.
●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up.
●
Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up). Assume that on January 1, 2019, your Account Value is $130,000. Assume that your total rider charges to date are $8,875.
●
Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).

EXAMPLE 14: Step-up elected under WB Plan.
●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2006, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2006:
●
Your GLB Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 [the value of your GLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].
●
On December 31, 2006, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●
Your GLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●
Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●
Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●
Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2008:
●
Your Account Value is $103,184.
●
Your GLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●
Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●
Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
Because your Account Value is greater than your GLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your GLB amount, your GLB Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2009*:
●
Your Account Value is $103,184.
●
Your GLB amount is $103,184.
●
Your GLB Base is $103,184.
●
Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●
Your Lifetime Income Base is $103,184.
●
Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].

*
Note: Assume instead that you elected to step-up sometime in 2009 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount would apply so that you could withdraw an additional $159 without exceeding your maximum amounts.

EXAMPLE 15: Subsequent Purchase Payments after Step-up under the AB Plan; Refund Applies.
●
Assume that you did not elect the WB plan at any time. Assume that your Account Value was $150,000 on January 1, 2009. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you elect to step-up. Your Maturity Date is reset to January 1, 2019 (ten years after the date of the step-up).
●
On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has been less than two years since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.
●
Assume that on January 1, 2019 (your Maturity Date), your Account Value is $280,000. Assume that your total rider charges to date are $13,850.
●
Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $293,850.

APPENDIX G -SECURED
RETURNS
The optional living benefit Secured Returns (“Benefit” or “the rider”) was available for all Contracts purchased prior to September 7, 2004 and certain contracts purchased on or after that date. The following information applies to your Contract if you elected to participate in Secured Returns and did not replace it with Secured Returns 2, which was available for such replacements for a limited period of time. Secured Returns is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns to new Owners, renewals are no longer available.
Secured Returns guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. Upon annuitization, the Benefit and any optional death benefit automatically terminate.
To participate in Secured Returns, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until your guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
If you elected to participate in Secured Returns with the basic death benefit, we assess your Contract an annual charge of 0.40% of your average daily net assets. If you elected Secured Returns with the EEB Premier rider, we assess your Contract an annual charge of 0.65% of your average daily net assets. We will continue to deduct this annual charge until you annuitize or your Secured Returns expires or is revoked. Cancellation of the Benefit (caused by a transfer out of the Designated Fund or a Purchase Payment allocation to a non-Designated Fund) may not terminate the annual charge.
Any time after your 7th Account Anniversary, you may revoke Secured Returns. Once revoked, the Benefit may not be reinstated. After the Benefit has been revoked, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be revoked and the charge of the rider (0.25% of your average daily Account Value) will continue.
Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns will be cancelled.
Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary. After your 7th Account Anniversary, your insurance charges will be reduced by 0.40% of your average daily Account Value. If you elected the Benefit in combination with the EEB Premier rider, that optional death benefit rider will not be cancelled and the cost of such rider (0.25% of your average daily Account Value) will remain.
If you elected Secured Returns, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan. You are automatically enrolled in the AB Plan at the time you elect Secured Returns. Any time prior to your 81st birthday, you may elect instead to receive your Benefit under the WB Plan. There is no waiting period for participation in the WB Plan, but you must make your election prior to your 10th Account Anniversary or annuitization, whichever is earlier. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.
All withdrawals under Secured Returns are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns, but have not yet elected to participate in the WB

Plan, any withdrawals you make will reduce your GLB amount proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns, see Examples 5 through 8 in this Appendix.
Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your Guaranteed Living Benefit Amount (“GLB amount”) over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:
Account Year in which Purchase Payment was made	Percentage Guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%
For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.
To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 5 and 7 in this Appendix.)
If you die while the AB Plan is still in force, all benefits and charges under Secured Returns will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and your 10th Account Anniversary. If your surviving spouse does not elect the WB Plan, the AB Plan will continue. In such case, the benefits under AB Plan will be determined according to the original 10-year period. In all cases, the GLB amount will not reset upon your death.
If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. This set dollar amount, or “maximum WB amount,” is equal to 7% of the GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns Benefits if your Account Value is less than the remaining GLB amount. In addition, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments if you have elected the WB Plan. For examples of how we calculate benefits under the WB Plan, see Examples 3 and 4 in this Appendix.
Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce your remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, your remaining GLB amount will be reduced to equal the lesser of:
(a)
your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or
(b)
your Account Value.
If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 6 in this Appendix.)
The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.
Under the WB Plan, your Secured Returns benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.
If you die while the WB Plan is in force and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the GLB amount must be fully distributed by December 31st of the tenth year after your death.)
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.
In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.
If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.
ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU SELECTED SECURED RETURNS ON OR BEFORE YOUR ISSUE DATE.
Examples 1 through 4 demonstrate how we calculate your Secured Returns Benefit assuming you make no subsequent Purchase Payments and you make no withdrawals other than those satisfying the maximum WB amount under the WB Plan. Examples 1 and 2 show your benefit under the AB Plan, and Examples 3 and 4 show your benefit under the WB Plan. Examples 5 through 8 demonstrate how withdrawals and subsequent Purchase Payments affect your Secured Returns Benefit. Examples 5 and 7 show how withdrawals affect your benefits under the AB Plan. Example 6 shows the effect of withdrawing more than the maximum WB amount under the WB Plan in any one Account Year. Examples 7 and 8 show the effects of making subsequent Purchase Payments.
EXAMPLE 1: Low investment performance; no WB election.
●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance.
●
Assume that on January 1, 2013, your Account Value is $85,000. On that date, your Account Value will be increased by $15,000 ($100,000 - $85,000).
EXAMPLE 2: High investment performance; no WB election
●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance.
●
Assume that on January 1, 2013, your Account Value is $200,000. Because your Account Value is greater that the GLB amount of $100,000, your Account Value will not be increased.
EXAMPLE 3: Low investment performance; WB election
●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
●
On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●
On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $80,000. These withdrawals continue for seven more years.
●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $0. These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 15, after the final withdrawal of $2,000 has been taken. At that time, the Benefit terminates.

EXAMPLE 4: High investment performance; WB election
●
Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
●
On December 31, 2003, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●
On December 31, 2004, your remaining GLB amount will be $86,000 ($93,000 - $7,000). Assume that, on that date, your Account Value is $90,000. These withdrawals continue for seven more years.
●
On December 31, 2011, your remaining GLB amount will be $37,000 ($86,000 - ($7,000 x 7 years)). Assume that, on that date, your Account Value is $50,000. These withdrawals continue for 5 more years.
●
On December 31, 2016, the remaining GLB amount equals $2,000 ($37,000 - ($7,000 x 5 years)). Assume the Account Value equals $30,000.
●
Assume that, on December 31, 2017, you withdraw the remaining $2,000 to exhaust the remaining GLB amount. Secured Returns thus terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.
EXAMPLE 5: Withdrawals under the AB Plan
●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Your GLB amount is $100,000.
●
Assume that on January 1, 2004, your Account Value is $110,000 and you withdraw 10% of your Account Value (or $11,000). Your GLB amount will be reset to $90,000, i.e., the previous GLB amount ($100,000) reduced proportional to the amount of Account Value withdrawn (10%), or $100,000 - (10% of $100,000).
●
Assume you make no more withdrawals or Purchase Payments and that your Account Value, on January 1, 2013, is $85,000. Your Account Value will be increased by $5,000 ($90,000 - $85,000).
EXAMPLE 6: Withdrawals under the WB Plan
●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB Plan at issue. Your maximum WB amount would be $7,000 (i.e., 7% of the $100,000).
●
Assume that, on January 1, 2004, your Account Value is $95,000. Assume that no withdrawals have been made. Your remaining GLB amount is still $100,000 and your maximum WB amount is still $7,000.
●
Assume that, on September 3, 2004, your Account Value is $93,000 and you withdraw $5,000. Your Account Value is thus reduced to $88,000, and your remaining GLB amount is reduced to $95,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.
●
Assume that, on January 4, 2005, your Account Value is $85,000 and you withdraw another $5,000. Your Account Value is thus reduced to $80,000. This is now a new Account Year, so the maximum WB amount has not yet been exceeded. Your remaining GLB amount is reduced to $90,000. Your maximum WB amount is still $7,000; however, you can only withdraw $2,000 more this Account Year without exceeding your maximum WB amount for the Account Year.
●
Assume that, on November 4, 2005, your Account Value is $79,000 and you withdraw another $5,000. Your Account Value is thus reduced to $74,000. Your total withdrawals for the current Account Year equal $10,000 ($5,000 + $5,000), a total of $3,000 in excess of your maximum WB amount. Your remaining GLB amount is thus reduced to $74,000; i.e., the lesser of your Account Value ($74,000) and your previous remaining GLB amount reduced dollar for dollar by the withdrawal ($90,000 - $5,000). Your maximum WB amount is reduced so that the date on which the remaining GLB amount expires will be the same date it would have expired had the maximum WB been withdrawn every year, i.e., ($90,000 - $2,000) ÷ $7000 = 12.57 years. Thus the maximum WB amount will become $5,887 ($74,000 ÷ 12.57).
EXAMPLE 7: Withdrawals with subsequent Purchase Payments under the AB Plan
●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you did not elect the WB Plan at any time.
●
On June 1, 2007, you make a subsequent Purchase Payment of $100,000. Your GLB amount is now $185,000, i.e., ($100,000 x 100%) + ($100,000 x 85%).
●
Assume that, on June 1, 2009, your Account Value is $240,000 and you withdraw $40,000. Your Account Value is reduced to $200,000. Your GLB amount is reset to $154,167, i.e., the previous GLB amount reduced proportional to the amount of Account Value withdrawn, or $185,000 x ($200,000 ÷ $240,000). Assume you make no more withdrawals or subsequent Purchase Payments.
●
Assume that, on January 1, 2013, your Account Value is $125,000. On that date, your Account Value will be increased by $29,167 ($154,167 - $125,000).
EXAMPLE 8: Withdrawals with subsequent Purchase Payments under the WB Plan
●
Assume that on January 1, 2003, you purchased a Contract with an initial Purchase Payment of $100,000. Assume that you elected the WB plan at issue and choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 or $7,000).
●
On January 1, 2004, your remaining GLB amount will be $93,000 ($100,000 - $7,000). Assume that, on that date, your Account Value is $91,000.
●
Assume that, on January 6, 2004, you make an additional Purchase Payment of $50,000. Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000). Your maximum WB amount is reset to $10,500 ($7,000 + (7% x $50,000)). Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.
●
Assume that, on January 1, 2005, you withdraw the maximum WB amount of $10,500 and your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that no additional subsequent Purchase Payments are made and the maximum WB amount is withdrawn annually.
●
Assume that, on January 1, 2013, your Account Value equals $0. Your remaining GLB amount will be $48,500, i.e., ($132,500 - ($10,500 x 8 years). Withdrawals will continue until the remaining GLB amount is reduced to zero.

APPENDIX H -SECURED
RETURNS 2
The following information applies to your Contract if you elected to participate in Secured Returns 2 (“Benefit,” “Secured Returns 2” or “the rider”) and did not replace it with Secured Returns for Life, which was available for such replacements for a limited period of time beginning in November 2005. Secured Returns 2 is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns 2 to new Owners, renewals are no longer available.
Secured Returns 2 guarantees a return of your Purchase Payments (adjusted for subsequent Purchase Payments and withdrawals), regardless of the investment performance of the underlying funds, provided that you comply with certain Benefit requirements. The amount guaranteed can be greater than or less than your Account Value. All Benefits and charges under Secured Returns 2 terminate upon annuitization.
Secured Returns 2 is available only if you are age 84 or younger on the Open Date. If you choose to participate in the Benefit, you must make your election no later than your Issue Date. You may combine the Benefit with any optional death benefit other than the EEB Premier Plus. Upon annuitization, Secured Returns 2 and any elected optional death benefit automatically terminate.
To participate in Secured Returns 2, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the guaranteed amount is reduced to zero. See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
Unlike other Contract charges, the charge for Secured Returns 2 will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value.” Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year is equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.00125. (See Example 12 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. We will continue to deduct this charge until you annuitize or your Secured Returns 2 Benefit expires or is revoked. Cancellation of the Benefit (caused by a transfer out of a Designated Fund or a Purchase Payment allocation to a non-Designated Fund) will not terminate the charge, until the 7th Account Anniversary. Any time after your 7th Account Anniversary, you may revoke Secured Returns 2. Once revoked, Secured Returns 2 may not be reinstated. After Secured Returns 2 has been revoked, all benefits and charges will end.
Transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached. If however you transfer some or all of your Account Value out of the Designated Fund into another investment option offered under your Contract, Secured Returns 2 will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, Secured Returns 2 will be cancelled. Once the Benefit has been cancelled, it cannot be reinstated. After the cancellation of the Benefit, you will continue to pay the annual charge for the Benefit until your 7th Account Anniversary.
If you elect Secured Returns 2, you may choose to receive your Benefit under one of two plans: the Guaranteed Minimum Accumulation Benefit (“AB”) Plan or the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan.
If you elect Secured Returns 2, you are automatically enrolled in the AB Plan. After your first Account Anniversary, you may elect instead to receive your Benefit under the WB Plan, provided that you make the election prior to the earliest of your 81st birthday, the date you annuitize, and the date your AB Plan matures. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.
All withdrawals under Secured Returns 2 are subject to withdrawal charges if they are in excess of the annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached.) In addition, if you have elected Secured Returns 2, but have not yet elected to participate in the

WB Plan, any withdrawals you make will reduce your Guaranteed Living Benefit Amount (“GLB amount”) proportionally to the amount of Account Value withdrawn. For examples showing how withdrawals affect your benefits under Secured Returns 2, see Examples 6, 7, 8, 9 and 11 in this Appendix.
Under the terms of the Guaranteed Minimum Accumulation Benefit (“AB”) Plan, on your 10th Account Anniversary, we will credit your Account Value with any excess of your GLB amount over your Account Value after the application of any other Contract transactions. Any such amount will be allocated to the Designated Fund in which you are invested at that time. Your GLB amount is equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for partial withdrawals. One or more subsequent Purchase Payments during the 10-year period will not restart the 10-year period. For each subsequent Purchase Payment after the second Account Anniversary, we will increase the GLB amount by less than 100% of the Purchase Payment depending upon the Account Year in which it was made, as follows:
Account Year in which Purchase Payment was made	Percentage guaranteed
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%
For examples of how we calculate benefits under the AB Plan, see Examples 1, 2, and 3 in this Appendix. Note that the timing and amount of subsequent Purchase Payments may affect the total Secured Returns 2 Benefit. In particular, it may be disadvantageous for you to make Purchase Payments that increase the GLB amount by less than 100% of the payment.
If your Contract remains in the AB Plan until it “matures” on the later of your 10th Account Anniversary or 10 years from your most recent Step-Up Date, and the Account Value is greater than or equal to the GLB amount on the “maturity date,” then we will refund the charges you have paid for Secured Returns 2 (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such “maturity date.” No refund of Secured Returns 2 charges will be made if you change from the AB Plan to the WB Plan.
To calculate the GLB amount after a partial withdrawal under the AB Plan, we multiply the GLB amount immediately before the withdrawal by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. (See Examples 6 and 9 in this Appendix.)
If you die while participating in the AB Plan, all benefits and charges under Secured Returns 2 will automatically terminate when we receive Due Proof of Death, unless your surviving spouse is the sole Beneficiary. In that case, your surviving spouse may elect to continue the Contract. If such election is made, the same Secured Returns 2 Benefit will apply. Your surviving spouse can elect the WB Plan at any time prior to the earliest of annuitization, the surviving spouse’s 81st birthday, and the date the AB Plan is scheduled to “mature”. If your surviving spouse does not elect the WB Plan, the AB Plan will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) In all cases, the GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value.
If the Contract is not continued by your surviving spouse following your death while participating in the AB Plan, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Under the terms of the Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, you may withdraw up to a set dollar amount from your Account Value each year during which the WB Plan is in effect, until your remaining GLB amount equals zero. Once the remaining GLB amount is reduced to zero, the Secured Returns 2 Benefit will expire and no new Purchase Payments will be accepted into the WB Plan. This set dollar amount, or “maximum WB amount,” is equal to

7% of the remaining GLB amount on the date you elect to participate in the WB Plan. You are not required to make any withdrawals after you have elected the WB Plan; however, if you withdraw more than the maximum WB amount in any Account Year, your remaining GLB amount and future guaranteed withdrawals will be reduced in the manner discussed further below. You should be aware that a withdrawal in excess of the maximum WB amount might significantly reduce your Secured Returns 2 Benefits if your Account Value is less than your remaining GLB amount. In all cases, the value you will receive upon a full withdrawal, or “surrender” of your Contract, will be your Contract’s Surrender Value and not the remaining GLB amount. Provided any remaining GLB amount is not reduced to zero, any subsequent Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your remaining GLB amount by 100% of such subsequent Purchase Payment. Your maximum WB amount will increase by 7% of such subsequent Purchase Payment. After your fourth Account Anniversary, you may not make any additional Purchase Payments unless your WB Plan has expired.
Once you have elected to participate in the WB Plan, withdrawals of no more than the maximum WB amount will reduce the remaining GLB amount dollar for dollar. If you are participating in the WB Plan and you withdraw, in any one Account Year, more than the current maximum WB amount, the remaining GLB amount will be reduced to equal the lesser of:
(a)
your previous remaining GLB amount reduced dollar for dollar by the amount of the withdrawal, or
(b)
your Account Value.
If (b), above, is less than (a), then your maximum WB amount will be reduced so that the new remaining GLB amount will expire on the same date it would have had the maximum WB amount been withdrawn every year thereafter. (See Example 7 in this Appendix.)
The maximum WB amount is not cumulative. That is to say, if you withdraw less than the maximum WB amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to exceed the maximum WB amount.
Under the WB Plan, your Secured Returns 2 benefits will continue until your remaining GLB amount is reduced to zero, even if your Account Value drops to zero. If your Account Value drops to zero, no subsequent Purchase Payment will be accepted and no death benefit will be payable. We will however, continue to pay the maximum WB amount each Account Year while you are alive until your remaining GLB amount has been reduced to zero.
For examples of how we calculate benefits under the WB Plan, see Examples 4 and 5 in this Appendix.
If you die while participating in the WB Plan and your surviving spouse, as the sole Beneficiary, elects to continue the Contract, Secured Returns 2 will continue on the same terms, for your surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the Prospectus to which this Appendix is attached.) In such case, the remaining GLB amount will not reset upon your death, but the charges under Secured Returns 2 will be assessed against the enhanced Account Value. In all other situations, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract, or in the alternative, to receive the maximum WB amount on an annual basis until the remaining GLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the GLB amount must be fully distributed by December 31st of the tenth year after your death.)
After your fifth Account Anniversary, you may elect to increase (“step-up”) your GLB amount or remaining GLB amount to your then current Account Value. Currently, this step-up election may be made on any day after your fifth Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the fifth or any subsequent Account Anniversary.) On the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB or remaining GLB amount to an amount equal to your Account Value on the Step-Up Date. If you elect to step-up your GLB or remaining GLB amount, at least 5 full years from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up the GLB or remaining GLB amount if the current

Account Value is greater than the current GLB or remaining GLB amount. If you are in the AB Plan, you must be less than age 85 on the Step-Up Date. If you are in the WB Plan, you must be less than age 81 on the Step-Up Date.
Following your step-up election, the rider fee may be changed to an amount that may be higher than your current Secured Returns 2 fee as discussed above. The rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.
If you are participating in the AB Plan and you elect to step-up your GLB amount, the term of your benefit under the AB Plan will change. Without a step-up, your benefit under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns 2 rider charges). After you make a step-up election, your benefit under the AB Plan will mature 10 years from the Step-Up Date. (See Example 2 in this Appendix.)
If you have been receiving benefits under the WB Plan, a step-up may change your “maximum WB amount.” After the step up, your “maximum WB amount” will become the greater of the current “maximum WB amount” and 7% of your new remaining GLB amount. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new “maximum WB amount.” (See Example 8 in this Appendix.)
At the time of a step-up, if your benefit is under the AB Plan, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described above.
Because Purchase Payments, under the WB Plan, are not allowed after your fourth Account Anniversary, you must be participating in the AB Plan to make any subsequent Purchase Payments after a Step-Up. After your step-up election, any subsequent Purchase Payment will increase the GLB amount under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:
Assume you purchased a Contract on July 1, 2005, and elected to step-up your Contract on October 1, 2010. Under the AB Plan that you have elected, your benefit matures on October 1, 2020. For any subsequent Purchase Payments you make, your GLB amount will increase by the following percentages:

Step-Up Year	Payments Made Between	Percentage Guaranteed
1	10/02/10 - 10/01/11	100%
2	10/02/11 - 10/01/12	100%
3	10/02/12 - 10/01/13	85%
4	10/02/13 - 10/01/14	85%
5	10/02/14 - 10/01/15	85%
6	10/02/15 - 10/01/16	70%
7	10/02/16 - 10/01/17	70%
8	10/02/17 - 10/01/18	70%
9	10/02/18 - 10/01/19	60%
10	10/02/19 - 10/01/20	60%
Thus, a subsequent Purchase Payment made on October 2, 2015, will provide only a 70% guarantee whereas a subsequent Purchase Payment made on October 1, 2015, will provide an 85% guarantee. (See Example 10 in this Appendix.) It may be disadvantageous for you to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns 2. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.
In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns 2 as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your remaining GLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount. In other words, we will not reduce your remaining GLB amount if a Yearly RMD Amount exceeds either your Maximum WB Amount, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD become due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the remaining GLB amount per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Maximum WB Amount. Notice will be given to Contract Owners before we exercise this right.
If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount proportionally.
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.
ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION YOU ELECTED SECURED RETURNS 2 ON JANUARY 1, 2005 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.
EXAMPLE 1: Low investment performance; no WB election.
●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. Since your Account Value was below the GLB amount of $100,000 from January 1, 2010 through January 1, 2015, the step-up feature is not available.
●
Assume that on January 1, 2015, your Account Value is $85,000. Assume that your total rider charges to date are $4,625.
●
Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($100,000 - $85,000).
EXAMPLE 2: Low investment performance; no WB election; step-up elected.
●
Assume that you did not elect the WB plan at any time and that your Designated Fund had low investment performance. However, assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10 year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.
●
Your new GMAB rider maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020, your Account Value is $130,000. Assume that your total rider charges to date are $10,125.

●
Since your Account Value is lower than your stepped-up GLB by $20,000, an amount equal to $20,000 will be deposited into your Contract ($150,000 - $130,000).
EXAMPLE 3: High investment performance; no WB election; refund applies.
●
Assume that you did not elect the WB plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value was $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do not elect to step-up.
●
Assume that on January 1, 2015, your Account Value is $200,000. Assume that your total rider charges to date are $7,500.
●
Because your Account Value is greater than the GLB amount of $100,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $207,500.
EXAMPLE 4: Low investment performance; WB election.
●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).
●
On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $80,000. The $7,000 withdrawals continue for seven more years. Assume that from January 1, 2010 through December 31, 2014, your Account Value is less than your remaining GLB amount. Therefore, the step-up feature is not available.
●
On December 31, 2014, your remaining GLB amount will be $37,000. Assume that, on this date, your Account Value is $0.
●
These withdrawals of $7,000 continue until the remaining GLB amount runs out in year 2020. At that time, Secured Returns 2 terminates.
EXAMPLE 5: High investment performance; WB election; step-up elected.
●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount, or $7,000).
●
On December 31, 2006, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $95,000.
●
On December 31, 2007, your remaining GLB amount will be $86,000. Assume that, on this date, your Account Value is $90,000. The $7,000 withdrawals continue for two more years. Assume that on January 1, 2010, your Account Value is $80,000 and your remaining GLB amount is $72,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $80,000. Assume you elect to step-up. Your maximum WB amount is calculated as 7% of $80,000 = $5,600. However, since this is less than your current maximum WB amount of $7,000, your maximum WB amount will remain at $7,000.
●
Assume you continue to withdraw $7,000 per year for four more years. On December 31, 2013, your remaining GLB amount will be $52,000. Assume that, on this date, your Account Value is $56,000.
●
These $7,000 withdrawals continue. On December 31, 2020, the remaining GLB amount equals $3,000. Assume that, on this date, your Account Value equals $20,000.

●
Assume that you withdraw $3,000 on February 12, 2021. At this time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.
EXAMPLE 6: Withdrawals under the AB Plan; low investment performance.
●
Assume that you did not elect the WB plan at any time.
●
Assume that on January 1, 2006, you withdraw 10% of your Account Value of $110,000 (or $11,000). Your Account Value is now $99,000.
●
On January 1, 2006, your GLB amount will be reset to $90,000 (the previous GLB amount reduced proportional to the amount of Account Value withdrawn).
●
Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015 is $87,000. Assume that your total rider charges to date are $4,710.
●
Since your Account Value is less than your GLB amount by $3,000, an amount equal to $3,000 will be deposited into your Contract ($90,000 - $87,000).
EXAMPLE 7: Withdrawals under the WB Plan; low investment performance.
●
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume no withdrawals are made. On July 1, 2006, assume that your Account Value is $95,000. The remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.
●
Assume that you make a withdrawal of $5,000 on September 3, 2006. Your remaining GLB amount is now $95,000. Assume that your Account Value is now $88,000.
●
Assume that you make another withdrawal of $5,000 on April 5, 2007. This is now a new Account Year, so the maximum WB amount has not been exceeded yet. Your remaining GLB amount is now $90,000. Assume that your Account Value is now $80,000.
●
Assume that you make another withdrawal of $5,000 on September 18, 2007. Your total withdrawals in the current Account Year are now $10,000 and exceed the WB maximum of $7,000. Assume that your Account Value is $79,000 just before the withdrawal and $74,000 just after the withdrawal.
●
Because your withdrawals exceeded the maximum WB amount, your remaining GLB amount is reduced to the lesser of your previous remaining GLB amount reduced dollar for dollar for the withdrawal ($90,000 - $5,000), and your current Account Value ($74,000). Therefore, your new remaining GLB amount is $74,000. Your maximum WB amount is reduced so that the date on which the remaining GLB expires will be the same date it would have expired had the maximum WB been withdrawn every year (i.e., ($90,000 - $2,000) ÷ $7,000 = 12.57 years). Thus the new maximum WB amount becomes $5,887 ($74,000 ÷ 12.57).
EXAMPLE 8: Withdrawals under the WB Plan; high investment performance; step-up elected.
●
Assume that you elect the WB plan at the beginning of your second Account Year. The maximum WB amount would be $7,000 (i.e., 7% of the $100,000 remaining GLB amount). However, assume you make no withdrawals. On February 1, 2010, assume that your Account Value is $124,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $124,000. Assume that you do not step-up. Your remaining GLB amount is still $100,000, and the maximum WB amount is still $7,000.
●
Assume that on March 3, 2010, your Account Value is now $125,000. You now make a withdrawal of $5,000. Your remaining GLB amount is now $95,000. Your Account Value is now $120,000. Since your Account Value is greater than your remaining GLB amount, you may step-up your remaining GLB amount to $120,000. Assume that you do step-up. Your maximum WB amount is calculated as 7% of $120,000 = $8,400. Since this is greater than your current maximum WB amount of $7,000, your maximum WB amount increases to $8,400.

●
Assume that you wish to make another withdrawal on October 5, 2010. Because you have already withdrawn $5,000 in the current Account Year, you can withdraw $3,400 ($8,400 - $5,000) without exceeding your WB maximum. Assume that you withdraw this $3,400. Your remaining GLB amount is now $116,600 ($120,000 - $3,400). Assume that your Account Value is now $118,000.
●
On January 2, 2011 you begin a new Account Year. Therefore, you can withdraw $8,400 in this new Account Year without exceeding your WB maximum. Assume that you do withdraw $8,400 in this Account Year. On December 31, 2011, the remaining GLB amount equals $108,200. Assume that, on this date, your Account Value equals $110,000.
●
Assume that you continue to withdraw $8,400 each Account Year. On December 31, 2023, the remaining GLB amount equals $7,400. Assume that, on this date, your Account Value equals $30,000.
●
Assume that you withdraw $7,400 on March 12, 2024. At that time, the remaining GLB amount is reduced to zero and Secured Returns 2 terminates and the annual fee stops. However, because there is a remaining Account Value, the Contract continues.
EXAMPLE 9: Withdrawals with Subsequent Purchase Payments under the AB Plan; low investment performance.
●
Assume that you did not elect the WB Plan at any time.
●
On June 1, 2010, you make an additional $80,000 Purchase Payment.
●
On June 1, 2010, your GLB amount is $168,000 [$100,000 + ($80,000 x 85%)].
●
Assume that, on June 1, 2011, you withdraw $40,000 and that your Account Value is $240,000 at this time. After the withdrawal, your Account Value is $200,000.
●
On June 1, 2011, your GLB amount is reset to $140,000. This equals the previous remaining GLB amount reduced proportional to the amount of Account Value withdrawn, or $168,000 x [1 - (40,000 ÷ 240,000)].
●
Assume you make no more withdrawals or Purchase Payments and that your Account Value on January 1, 2015, is $125,000. Assume that your total rider charges to date are $6,670.
●
Since your Account Value is less than your GLB amount by $15,000, an amount equal to $15,000 will be deposited into your Contract ($140,000 - $125,000).
EXAMPLE 10: Step-up and Subsequent Purchase Payments under the AB Plan; high investment performance; step-up elected; refund applies.
●
Assume that you did not elect the WB Plan at any time and that your Designated Fund had high investment performance. Assume that your Account Value is $150,000 on January 1, 2010. Since this amount is greater than your GLB amount, you may step-up to a new 10-year period, with a new GLB amount of $150,000. Assume that you do elect to step-up.
●
On June 1, 2011, you make an additional $80,000 Purchase Payment.
●
On June 1, 2011, your GLB amount is $230,000 [$150,000 + ($80,000 x 100%)]. Since it has only been one year since the step-up was elected, the GLB amount is increased by 100% of the new Purchase Payment amount.
●
Your new AB Plan maturity date is now January 1, 2020 (ten years after the date of the step-up). Assume that on January 1, 2020 your Account Value is $280,000. Assume that your total rider charges to date are $15,130.
●
Because your Account Value is greater than the GLB amount of $230,000, your account will be credited with the amount of your rider charges, increasing your Account Value to $295,130.

EXAMPLE 11: Withdrawals with Subsequent Purchase Payments under the WB Plan.
●
Assume that you elect the WB plan at the beginning of the second Account Year and then choose to systematically withdraw the maximum WB amount (i.e., 7% of the $100,000 remaining GLB amount or $7,000).
●
On January 1, 2007, your remaining GLB amount will be $93,000. Assume that, on this date, your Account Value is $91,000.
●
On January 6, 2007, you make an additional Purchase Payment of $50,000.
●
Your remaining GLB amount is reset to $143,000 ($93,000 + $50,000).
●
Your maximum WB amount is reset to $10,500 [$7,000 + (7% x $50,000)].
●
Assume you increase your annual withdrawals to equal the maximum WB amount of $10,500.
●
On January 1, 2008, your remaining GLB amount is $132,500 ($143,000 - $10,500). Assume that you make no additional Purchase Payments and the maximum WB amount is withdrawn annually.
●
Assume that on January 1, 2016, your Account Value is $0. Your remaining GLB amount will be $48,500 [$132,500 - ($10,500 x 8 years)]. Withdrawals of $10,500 will continue until the remaining GLB amount runs out in year 2020. At that time, the Secured Returns 2 terminates.
EXAMPLE 12: Calculation of explicit rider charges.
●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the first ten years. Also assume that you do not elect to step-up at any time.
●
On March 31, 2005, your Account Value before the charge for Secured Returns 2 is taken is $101,196.79. The charge deducted on March 31, 2005 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2005 is $101,070.29 ($101,196.79 - $126.50).
●
On June 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $102,307.23. The fee deducted on June 30, 2005 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2005 is $102,179.35 ($102,307.23 - $127.88).
●
On September 30, 2005, your Account Value before the charge for Secured Returns 2 is taken is $103,443.69. The fee deducted on September 30, 2005 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2005 is $103,314.39 ($103,443.69 - $129.30).
●
This pattern continues until the maturity date for your Benefit of January 1, 2015. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns 2 charges that have been made. Note that if Secured Returns 2 was revoked or cancelled before the maturity date for your Benefit of January 1, 2015, then no Secured Returns 2 credit will be made to your Account.

APPENDIX I -SECURED
RETURNS FOR LIFE PLUSSM
The optional living benefit known as Secured Returns for Life Plus (“Secured Returns for Life Plus,” “Benefit,” or “the rider”) was available for Contracts purchased on or after April 11, 2006, and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in Secured Returns for Life Plus. Secured Returns for Life Plus is no longer available for sale on new Contracts. Since we are no longer offering Secured Returns for Life Plus to new Owners, renewals are no longer available.
Secured Returns for Life Plus provides a guarantee of a return of your initial Purchase Payment (adjusted for subsequent Purchase Payments and withdrawals), during the accumulation period regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount guaranteed can be greater than or less than your Account Value. The guaranteed amount can be paid out under a Guaranteed Minimum Accumulation Benefit (“AB”) Plan, which provides for a return of your guaranteed amount on the AB Plan Maturity Date, or a Guaranteed Minimum Withdrawal Benefit (“WB”) Plan, which provides for a return of your guaranteed amount through periodic withdrawals or, if you meet certain conditions, payments for life. (You should note that the Benefit does not, in all cases, guarantee payments “for Life.” Certain actions you take may reduce, and even terminate, your Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.)
In addition, Secured Returns for Life Plus includes a bonus feature (called the “Plus 5 Program”) that may increase the guaranteed amount under the WB Plan provided no withdrawals are taken during an Account Year. These bonuses will not increase your guaranteed amount under the AB Plan. We will, however, keep track of any bonuses while you are in the AB Plan and apply them to the WB Plan, if and when you transfer into the WB Plan. The bonuses under the Plus 5 Program are discussed further in this Appendix under “Plus 5 Program.”
We use the following definitions to describe how Secured Returns for Life Plus works:
AB Plan Maturity Date:
The date when the AB Plan matures. If you are younger
than 85 on the Issue Date, your AB Plan Maturity Date is
the later of your 10th Account Anniversary or 10 years
from the date of your last step-up. (See “Step-Up.”) If
you are 85 on the Issue Date, your AB Plan Maturity
Date is your Maximum Annuity Commencement Date.

Plus 5 Period:	The period of time equal in length to the first 10 Account Years; or, if less than 10 years, the period of time up to the Account Year in which the oldest Participant attains age 80.
Bonus Base:
An amount that is equal to the initial Purchase Payment
on the date the Contract is issued, and later is adjusted for any subsequent Purchase Payments, step-ups, and partial
withdrawals made during the Plus 5 Period.

Guaranteed Living Benefit Amount (the “GLB amount”):
The minimum amount guaranteed under the Contract
while you are participating in the AB Plan. The GLB
amount is initially equal to your initial Purchase
Payment, which is adjusted for any subsequent Purchase
Payments, step-ups, and partial withdrawals. The GLB
amount is also used to set the RGLB amount on the date
you elect the WB Plan.

Remaining Guaranteed Living Benefit Amount (the “RGLB amount”):
The minimum amount guaranteed if you elected the WB
Plan. The RGLB amount equals the GLB amount plus
any accrued bonus amount on the date you choose to
participate in the WB Plan. This amount will be adjusted
for subsequent Purchase Payments, step-ups, bonus
amounts, and partial withdrawals.

Guaranteed Living Benefit Base (the “GLB Base”):
A value equal to the RGLB amount on the date you elect
to participate in the WB Plan. The GLB Base is adjusted
later for any subsequent Purchase Payments, step-ups,
bonus amounts, and partial withdrawals. The GLB Base
is used to establish the Maximum WB Amount.

Lifetime Income Base:
A value equal to the RGLB amount on the WB Plan
election date, if you are age 60 or older on said date. A
value equal to the RGLB amount on the Account
Anniversary on or immediately following your 59th
birthday, if you are less than age 60 on the WB Plan
election date. The Lifetime Income Base is adjusted later
for any subsequent Purchase Payments, step-ups, bonus
amounts, and partial withdrawals. The Lifetime Income
Base is used to establish the Maximum WB for Life
Amount.

Maximum WB Amount:	The maximum guaranteed amount available for annual withdrawal until your RGLB amount has been reduced to zero. The annual Maximum WB Amount is equal to 5% of the GLB Base.
Maximum WB For Life Amount:
The maximum guaranteed amount available for annual
withdrawal during your lifetime. The Maximum WB for
Life Amount is equal to 4% or 5% of the current Lifetime
Income Base depending upon the age of the Participant
on the date of the first withdrawal under the WB Plan or
most recent Step-Up Date. If your Contract is co-owned,
the age of the oldest Participant will be used to determine
the Maximum WB for Life Amount. (You should be
aware that the Maximum WB for Life Amount is not a
guaranteed amount. Certain actions you take could
reduce the value of your Maximum WB for Life
Amount to zero.)

You and Your:
Under this optional living benefit, the terms “you” and
“your” refer to the oldest Participant or the surviving
spouse of the oldest Participant as described under
“Death of Participant Under the AB Plan” and “Death of
Participant Under the WB Plan.” In the case of a
non-natural Participant, these terms refer to the oldest
Annuitant.

We also use the following acronyms when discussing the features of Secured Returns for Life Plus:
WB Plan	Guaranteed Minimum Withdrawal Benefit Plan
AB Plan	Guaranteed Minimum Accumulation Benefit Plan

GLB Amount	Guaranteed Living Benefit Amount
RGLB Amount	Remaining Guaranteed Living Benefit Amount
Maximum WB Amount	Maximum Guaranteed Minimum Withdrawal Benefit Amount
Maximum WB for Life Amount	Maximum Guaranteed Minimum Withdrawal Benefit for Life Amount
To participate in Secured Returns for Life Plus, all of your Account Value must be invested in a Designated Fund at all times during the term of the plan: a 10-year period under the AB Plan or, if you elected the WB Plan, until the RGLB amount is reduced to zero and the Lifetime Income Base is zero. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
When you elected to participate in Secured Returns for Life Plus, you are automatically enrolled in the AB Plan. At any time, you may elect instead to receive your benefits under the WB Plan, provided that you make the election prior to the earliest of the date your AB Plan matures, the Contract’s Maximum Annuity Commencement Date, and the date you annuitize. Once you elect to participate in the WB Plan, you may not change your election to the AB Plan. If you do not specifically elect the WB Plan, you will be deemed to have elected to remain in the AB Plan.
Guaranteed Minimum Accumulation Benefit (“AB”) Plan
Under its terms, the AB Plan matures on the AB Plan Maturity Date. On that date, we will credit your Account Value with any excess of your GLB amount over your Account Value after adjusting for any Contract charges or credits. Any such amount will be allocated to the Designated Fund in which you are invested at that time.
Your GLB amount and your Bonus Base are equal to the sum of 100% of your initial Purchase Payment plus a specified percentage of any subsequent Purchase Payments, adjusted in amount for step-ups (described in this Appendix under “Step-Up”) and partial withdrawals. If you make one or more subsequent Purchase Payments during the 10-year period, the period will not restart. Rather, the percentage of guaranteed return for each subsequent Purchase Payment after the second Account Anniversary will be reduced depending upon the Account Year in which it was made, as follows:
Account Year in which Purchase Payment was made	Percentage added to the GLB amount and to the Bonus Base
1 - 2	100%
3 - 5	85%
6 - 8	70%
9 - 10	60%
Note that the timing and amount of subsequent Purchase Payments and withdrawals may significantly affect the total Secured Returns for Life Plus Benefit. In particular, Purchase Payments made after the second Account Year may significantly reduce the value of this Benefit to you.
If your Account Value is greater than your GLB amount on the AB Plan Maturity Date, we will credit your Account Value with an amount equal to the charges you paid for Secured Returns for Life Plus. (See “Refund of Secured Returns for Life Plus Charges Under the AB Plan” in this Appendix.) For examples of how we calculate benefits under the AB Plan, see Examples 1 and 2 in this Appendix.

Guaranteed Minimum Withdrawal Benefit (“WB”) Plan
Under the terms of the WB Plan, you are guaranteed a return of your RGLB amount even if your Account Value becomes zero. Each Account Year during which the WB Plan is in effect, you can withdraw up to your Maximum WB Amount until your RGLB amount has been depleted. Once the RGLB amount is reduced to zero, your GLB Base is permanently set to zero as well. However, if you exceed your Maximum WB Amount in any one Account Year, your RGLB and future guaranteed withdrawals will be reduced in the manner described in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”
The WB Plan also guarantees that, if you have chosen the WB Plan and if you are age 60 or older, you can withdraw up to your Maximum WB for Life Amount every Account Year that you are alive, even if your Account Value has been depleted. If you are younger than age 60, you may withdraw up to your Maximum WB for Life Amount every Account Year after your first Account Anniversary following your 59th birthday. If you exceed your Maximum WB for Life Amount in any one Account Year, the amount of your subsequent guaranteed lifetime withdrawals will be reduced in the manner discussed in this Appendix under “Withdrawals Under Secured Returns for Life Plus.”
Your Guaranteed Living Benefit Base is also set equal to the RGLB amount on the date you elect to participate in the Guaranteed Minimum Withdrawal Benefit Plan. Your Maximum WB Amount is a set dollar amount equal to 5% of your GLB Base. On the day you elect to participate in the WB Plan, we set your RGLB amount to equal your GLB amount as described above under “Guaranteed Minimum Accumulation Benefit (“AB”) Plan” plus any accrued bonuses. This value is used to determine your Maximum WB for Life Amount as discussed further below.
To calculate your Maximum WB for Life Amount, we must first determine your Lifetime Income Base. The Lifetime Income Base is an amount equal to the RGLB amount on:
●
the date you elected to participate in the WB Plan if you are age 60 or older on that date, or
●
your first Account Anniversary after your 59th birthday, if you are 59 or younger on the date you elect to participate in the WB Plan.
The Maximum WB for Life Amount will then be calculated, based upon your age on the date of the first withdrawal under the WB Plan, as follows:
Your Age on Date of First Withdrawal under WB Plan	Maximum WB for Life Amount
65 or older	5% of the Lifetime Income Base
64 or younger	4% of the Lifetime Income Base
You are not required to make any withdrawals after you have elected the WB Plan; however, each time you make a withdrawal, we determine whether the withdrawal has exceeded the Maximum WB Amount, the Maximum WB for Life Amount, or both. If you have exceeded the Maximum WB Amount or the Maximum WB for Life Amount, we determine the new maximum amount(s) for future withdrawals. In any one Account Year, withdrawals in excess of your Maximum WB Amount or your Maximum WB for Life Amount may reduce or eliminate your future guaranteed withdrawals, possibly reducing the guaranteed minimum withdrawal benefit to an amount less than the sum of your Purchase Payments. (See “Withdrawals Under Secured Returns for Life Plus” in this Appendix.)
Provided your RGLB amount and Account Value have not been reduced to zero, any Purchase Payment made after you have elected the WB Plan, and before your fourth Account Anniversary, will increase your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each by 100% of such Purchase Payment. Therefore, your Maximum WB Amount will equal 5% of your new GLB Base. Your Maximum WB for Life Amount will equal 4% or 5% of your new Lifetime Income Base, depending upon your age on the date of your first withdrawal under the WB Plan as shown in the above chart or your most recent “Step-Up Date,” described in this Appendix under “Step-Up.” Under the WB Plan, after your fourth Account Anniversary, you may not make any additional Purchase Payments unless your Benefit under the rider has been cancelled, terminated, or revoked. After the fourth Account Anniversary, any Purchase Payments you submit while participating in the WB Plan will be returned to you.
For examples of how we calculate benefits under the WB Plan, see Examples 5 and 6 in this Appendix.
Plus 5 Program
The Plus 5 Program gives you the opportunity to increase your Secured Returns for Life Plus Benefit if you defer taking withdrawals. That is to say, if you have selected the Benefit and you do not take any withdrawals in the early Account Years, you will be able to take larger withdrawals in the later Account Years. Under Secured Returns for Life Plus, the Plus 5 Program is automatically available to you during your first 10 Account Years (the “Plus 5 Period”). However, if you are 70 or older on the Issue Date, the Plus 5 Period ends on your 80th birthday. Under the Plus 5 Program, if you do not take any withdrawals during any one or more Account Years, we will automatically calculate a bonus based upon your initial Purchase Payment (the “Bonus Base”) and adjusted for additional Purchase Payments, step-ups, and partial withdrawals. Although we calculate the amount of your bonus each year regardless of whether you are participating in the AB Plan or the WB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan, as follows:
●
Assume you are participating in the AB Plan. Under this Plan, you only have the potential for increasing the amount of your withdrawals in later Account Years. For each year you do not take a withdrawal during the Plus 5 Period, we will calculate a bonus equal to 5% of your Bonus Base and add it to an existing accrued bonus amount. The bonuses you earn will accumulate but will not increase your Account Value, your GLB amount, or any guarantee payments you receive under the AB Plan. If you choose to switch to the WB Plan, that potential for larger withdrawals will be realized. When you switch to the WB Plan, we will set your RGLB amount to equal your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan.
●
Assume you are participating in the WB Plan. Under this Plan, the potential for larger withdrawals will be realized. Each year you do not take a withdrawal during the Plus 5 Period, we will not only calculate a bonus equal to 5% of your Bonus Base, but we will add that bonus to your RGLB amount on your Account Anniversary (prior to calculating your new GLB Base or Lifetime Income Base). In this way, your withdrawals under the WB Plan will be larger in the later years than they would have been without the Plus 5 Program. Each time we add a bonus to the RGLB amount, we will also recalculate your GLB Base and Lifetime Income Base as described below.
After the addition of any bonus, your new GLB Base will be the greater of:
●
your GLB Base prior to the addition of the amount of any bonus, and
●
your RGLB amount after the addition of any applicable bonus.
If your age is within our age limitations, we will calculate a new Lifetime Income Base. Your new Lifetime Income Base will be equal to the greater of:
●
your Lifetime Income Base prior to the addition of the bonus amount, and
●
the lesser of:
●
your RGLB amount after the addition of the bonus amount, and
●
your previous Lifetime Income Base plus the addition of any bonus amount.
While you are participating in the AB Plan during the Plus 5 Period, any bonuses that apply to your Contract will only accumulate and will not increase your GLB amount or any guarantee payments you receive under the AB Plan. However, for each Account Year that you do not take a withdrawal during the Plus 5 Period, the bonus will be calculated and added to the existing accrued bonus amount. Before taking a withdrawal during the Plus 5 Period, you should carefully consider the negative effect this will have on your Plus 5 bonuses.

When and if you elect to participate in the WB Plan, your RGLB amount is set equal to your GLB amount plus any bonuses accumulated under your Contract while you were participating in the AB Plan. Your accrued bonus amount will then be set at zero. Any future bonus amounts, if applicable, while you are participating in the WB Plan, will be added each year, as described above.
Bonuses under the Plus 5 Program do not increase your Account Value; you can benefit from any such bonus only if you choose the WB Plan.
Cost of Secured Returns for Life Plus
Unlike other Contract charges, the charge for Secured Returns for Life Plus will not be calculated as a percentage of average daily net assets as described under “Variable Accumulation Unit Value” in the prospectus to which this Appendix is attached. Instead, the charge for the Benefit will be made as a specific deduction from the Account Value, taken on the last valuation day of the Account Quarter. The charge per year for Secured Returns for Life Plus is currently equal to 0.50% of your Account Value. The quarterly charge will be determined by multiplying the Account Value at the end of the Account Quarter by 0.125%. (See Example 18 in this Appendix.) The specific amount of the quarterly charge will be reflected on your quarterly account statement. The maximum charge you can pay for Secured Returns for Life Plus in any one Account Year is equal to 0.50% of the highest Account Value at any point in that Account Year.
We will continue to deduct this charge until:
●
you annuitize or
●
under the provisions of Secured Returns for Life Plus:
●
your Benefit matures;
●
your Benefit is revoked (see “Revocation of Secured Returns for Life Plus” in this Appendix); or
●
your RGLB amount and your Lifetime Income Base are both reduced to zero under the WB Plan.
Cancellation of the Benefit (caused by a transfer out of the Designated Fund, a Purchase Payment allocation to a non-Designated Fund, or an assignment) will not terminate the charge, until the 7th Account Anniversary. (See “Cancellation of Secured Returns for Life Plus” in this Appendix.)
Withdrawals Under Secured Returns for Life Plus
All withdrawals under Secured Returns for Life Plus are subject to withdrawal charges if they are in excess of your annual free withdrawal amount. (See “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached) In addition, any withdrawals you take under Secured Returns for Life Plus may reduce the value of your Benefit under the rider. Such withdrawals affect your Benefit differently depending upon whether you are participating in the AB Plan or the WB Plan. In either case, however, a withdrawal may reduce the value of the Benefit by an amount greater than the amount of the withdrawal.
Assume you are participating in the AB Plan. Any withdrawals you make will reduce the dollar value of your Benefit under this rider proportionally to the amount withdrawn. For example, after a partial withdrawal, the new GLB amount will equal
old GLB amount	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal
Therefore, on your AB Maturity Date, instead of crediting your Account Value with the full amount of your Benefit, we will reduce the amount we credit proportionally to the amount withdrawn.
You should be aware that, if your Account Value is less than the amount of your Benefit at the time a withdrawal is taken, your GLB amount will be reduced by an amount equal to or more than the amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.
We will also proportionally reduce your Bonus Base and any accrued bonuses using a similar calculation. (See Example 3 in this Appendix.) However, as discussed in detail in this Appendix under “Plus 5 Program,” even though the Bonus Base and accrued bonuses are calculated while you are in the AB Plan, you can benefit from any bonus amount only if you choose to participate in the WB Plan.
Assume you are participating in the WB Plan and you want to receive the full amount of your guaranteed benefit over a period of years. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. In other words, each year, you may withdraw no more than your Maximum WB Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of the withdrawal, but your Maximum WB Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year until your guaranteed benefit amount is completely withdrawn.
If, however, in any one Account Year, you withdraw more than the current Maximum WB Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. You should be aware that, if you withdraw more than your Maximum WB Amount at time when your Account Value is less than the amount of your Benefit, your RGLB amount will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Secured Returns for Life Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.
Here is how we calculate the benefit reduction. Your new RGLB amount will be the lesser of:
●
your previous RGLB amount, reduced by the amount of the withdrawal, and
●
your Account Value after the withdrawal.
Your new GLB Base will be the lesser of:
●
your previous GLB Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and
●
your Account Value after the withdrawal.
Your new Bonus Base will be the lesser of:
●
your previous Bonus Base reduced by the amount of the withdrawal in excess of the Maximum WB Amount, and
●
your Account Value after the withdrawal.
Your new Maximum WB Amount will be 5% of your new reduced GLB Base. Going forward, this will be the maximum amount that you can withdraw annually without further reducing your Benefit.
The Maximum WB Amount is not cumulative. If you withdraw less than the Maximum WB Amount in any one Account Year, you cannot add that unused portion to withdrawals made in future years to increase the Maximum WB Amount.
Assume you are participating in the WB Plan and you want to receive a guaranteed annual amount for the rest of your life. To maximize your guaranteed benefit, you may withdraw no more than a specified amount each year. Under this scenario, you may withdraw no more than your Maximum WB for Life Amount. Your guaranteed benefit amount (the RGLB amount) will be reduced by the amount of such withdrawals, but your Maximum WB for Life Amount will remain unchanged. In other words, you will be able to take the same maximum amount each year as long as you are alive, subject to the other terms and conditions described herein.

If, however, in any one Account Year, you withdraw more than the current Maximum WB for Life Amount, the dollar value of your guaranteed benefits will be reduced and the amount of each future annual guaranteed withdrawal will be less. Here is how we calculate the benefit reduction. Your new Lifetime Income Base will be the lesser of:
●
your previous Lifetime Income Base reduced by the amount of the withdrawal in excess of the Maximum WB for Life Amount, and
●
the Account Value after the withdrawal.
Your new Maximum WB for Life Amount will be determined based upon your age on the date of the first withdrawal under the WB Plan (or your age on the most recent “Step-Up Date,” if later) as follows:
Your Age on the later of Date of First Withdrawal under WB Plan or Most Recent Step-Up Date	New Maximum WB for Life Amount
65 or older	5% of the new Lifetime Income Base
64 or younger	4% of the new Lifetime Income Base
The Maximum WB for Life Amount is not cumulative. That is to say, the unused portion in any Account Year cannot be applied in future years to increase the Maximum WB for Life Amount.
In general when participating in the WB Plan, you should keep the following in mind:
●
A withdrawal in excess of the Maximum WB Amount or the Maximum WB for Life Amount might reduce and even terminate your Secured Returns for Life Plus Benefits, including reducing your Account Value to zero and thereby terminating your Contract without value.
●
If your Account Value drops to zero and, in the same year, you withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will terminate and your Contract will terminate without value.
●
If your Account Value drops to zero but you did not, in the same year, withdraw more than your Maximum WB Amount or your Maximum WB for Life Amount, your benefits under Secured Returns for Life Plus will continue. However, no subsequent Purchase Payment will be accepted, no death benefit or annuity benefits will be payable, and all benefits under your Contract, except the right to continue annual withdrawals under this rider, will terminate. You will have two choices:
(1)
You could choose to receive the Maximum WB for Life Amount, if any, until you die. In that case, after your death, your Beneficiary receives the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death); or
(2)
You (or your Beneficiary if you have died) could choose to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)
If you do not make a choice, we will default you to option 1.
For examples showing how withdrawals affect your benefits under the WB Plan, see Examples 5 through 7 and Examples 11 and 12 in this Appendix.

Annuitization Under the WB Plan
Under the WB Plan, if your Account Value is greater than zero on the Maximum Annuity Commencement Date, you may annuitize your Contract rather than receiving periodic payments under the WB plan. If no prior election to annuitize is on file with the Company, on the Maximum Annuity Commencement Date you may elect to:
●
annuitize the Contract as described under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached;
●
surrender your Contract;
●
receive the Maximum WB Amount each year until the RGLB amount is reduced to zero; or
●
receive the Maximum WB for Life Amount each year until a Participant dies and, thereafter, allow the Beneficiary to receive the Maximum WB Amount until the RGLB amount, if any, is reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.)
Regardless of whether you elect to annuitize, surrender or receive payments under the WB plan, all other Contract benefits, including the death benefit, will terminate on the Annuity Commencement Date. If you fail to make an election, we may automatically annuitize your Contract and provide a life annuity with 120 monthly payments certain. Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.
Cancellation of Secured Returns for Life Plus
Transfers among the Designated Funds are permitted as described in the prospectus to which this Appendix is attached under “Transfer Privilege.” If, however, you transfer some or all of your Account Value out of the Designated Funds, the Secured Returns for Life Plus benefits will be automatically cancelled. Likewise, if you allocate one or more subsequent Purchase Payments to an investment option other than one of the Designated Funds, the Secured Returns for Life Plus benefits will be cancelled. A change of ownership of the Contract may also cancel Secured Returns for Life Plus.
Once Secured Returns for Life Plus has been cancelled, it cannot be reinstated. After cancellation of the benefits, you will continue to pay the annual charge for Secured Returns for Life Plus until your 7th Account Anniversary.
Revocation of Secured Returns for Life Plus
Any time after your 7th Account Anniversary, you may revoke Secured Returns for Life Plus. Once revoked, Secured Returns for Life Plus may not be reinstated. After Secured Returns for Life Plus has been revoked, all benefits and charges will end.
Step-Up
On or after your first Account Anniversary, you may elect to increase your guaranteed amount to your then current Account Value. Currently, this step-up election may be made on any day after your first Account Anniversary. (We reserve the right to require step-up elections to occur only within 30 days following the first or any subsequent Account Anniversary.)
If you are participating in the AB Plan, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your GLB amount and Bonus Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●
your current Account Value is greater than the current GLB amount, and

●
your Account Value is $5,000,000 or less on your Step-Up Date.
If you are participating in the WB Plan on the Step-Up Date, we will step up your GLB Base, your Bonus Base, your RGLB amount, and your Lifetime Income Base to an amount equal to your Account Value on the Step-Up Date, if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●
your current Account Value is greater than the current GLB Base and greater than the current Lifetime Income Base, and
●
your Account Value is $5,000,000 or less on your Step-Up Date.
For purposes of determining the above $5,000,000 limits, we reserve the right to aggregate your Account Value with the account values of all other Delaware Life variable annuity contracts you own.
If you are in the AB Plan, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, we will automatically extend your Annuity Commencement Date to equal your AB Plan Maturity Date.
Without a step-up, your benefits under the AB Plan will “mature” on the 10th Account Anniversary (the date we credit your Account with any excess of your GLB amount over your Account Value or refund your Secured Returns for Life Plus charge, i.e. the “AB Plan Maturity Date”). If you elect to step-up your GLB amount, the term of your benefits under the AB Plan will change. After you make a step-up election, your benefits under the AB Plan will mature 10 years from the Step-Up Date, unless you elect the WB Plan any time before the AB Plan matures. (See Example 4 in this Appendix.) Accrued bonus amounts after step-up under the AB Plan will be equal to the greater of:
●
the accrued bonus amount before step-up less the difference between the GLB amount after and before step-up, and
●
zero.
Thus, a step-up while the AB Plan is in effect will cause a reduction in the amount of any accrued bonuses.
Following your step-up election, the rider fee will be changed to an amount equal to the Secured Returns for Life Plus fee charged on newly issued Contracts at that time. This fee may be higher than your current fee as set forth in this Appendix under “Cost of Secured Returns for Life Plus.” If we are no longer issuing new Contracts with the Secured Returns for Life Plus Rider, then the rider fee after the step-up will be set by us, based upon current market conditions at the time of the step-up. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.
If you have been receiving benefits under the WB Plan, a step-up will change your Maximum WB Amount and your Maximum WB for Life Amount. Your Step-Up Date must be a date prior to your Maximum Annuity Commencement Date. After the step-up, your Maximum WB Amount will be 5% of the new GLB Base, and your Maximum WB for Life Amount will be 4% or 5% of your new Lifetime Income Base depending upon your age. If you are 65 or older on the Step-Up Date and your Maximum WB for Life Amount has been equal to 4% of your GLB Base, your Maximum WB for Life Amount will be increased to 5% of your GLB Base. Note that, if you step-up in a particular Account Year, any withdrawals previously made in that Account Year are applied against your new Maximum WB Amount and your new Maximum WB for Life Amount. (See Example 8 in this Appendix.)
If your Benefit is under the AB Plan, at the time of step-up, you can still change to the WB Plan at a later date, subject to the applicable age restrictions described in this Appendix under “Guaranteed Minimum Withdrawal Benefit (‘WB’) Plan”. (See Example 16 in this Appendix.)

Subsequent Purchase Payments After a Step-Up
Under the WB Plan, any subsequent Purchase Payment will increase, by the full amount of the payment, the RGLB amount, the GLB Base, the Bonus Base, and the Lifetime Income Base, if applicable. After your fourth Account Anniversary, if you are participating in the WB Plan, subsequent Purchase Payments are not allowed.
Under the AB Plan, after your step-up election, any subsequent Purchase Payment will increase the GLB amount and the Bonus Base under your AB Plan by a specified percentage of the subsequent Purchase Payment. The percentage guaranteed depends upon the “Step-Up Year” in which the Payment was made. (A “Step-Up Year” is the 365-day period (366, if a leap year) commencing on your Step-Up Date.) The example below illustrates how we determine the percentage guaranteed after a subsequent Purchase Payment:
Assume you purchased a Contract on July 1, 2010, and elected to step-up your Contract on October 1, 2015. Under the AB Plan that you have elected, your Benefit matures on October 1, 2025. For any subsequent Purchase Payments you make into this Contract, your GLB amount and your Bonus Base would increase by the following percentages of such Purchase Payments:

Step-Up Year	Payments Made Between	Percentage Added to the GLB amount and the Bonus Base
1	10/02/15 - 10/01/16	100%
2	10/02/16 - 10/01/17	100%
3	10/02/17 - 10/01/18	85%
4	10/02/18 - 10/01/19	85%
5	10/02/19 - 10/01/20	85%
6	10/02/20 - 10/01/21	70%
7	10/02/21 - 10/01/22	70%
8	10/02/22 - 10/01/23	70%
9	10/02/23 - 10/01/24	60%
10	10/02/24 - 10/01/25	60%
Thus, only 70% of a subsequent Purchase Payment made on October 2, 2020 would be guaranteed, whereas 85% of a subsequent Purchase Payment made on October 1, 2020 would be guaranteed. It may be to your disadvantage to make any such Purchase Payments that increase the GLB amount by less than 100% of the payment.
Refund of Secured Returns for Life Plus Charges Under the AB Plan
If your Contract remains in the AB Plan until the AB Plan Maturity Date, and the Account Value is greater than or equal to the GLB amount, then we will refund the charges you have paid for Secured Returns for Life Plus (“Refund Amount”) by crediting the Refund Amount to your Account Value. The Refund Amount will be allocated to the Designated Fund in which you are invested on such AB Plan Maturity Date. No refund of the Secured Returns for Life Plus charges will be made if you change from the AB Plan to the WB Plan.
Death of Participant Under the AB Plan
If any Participant dies while participating in the AB Plan, all benefits and charges under Secured Returns for Life Plus will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. In that case, the surviving spouse has three options under the Contract.
(1)
The spouse can automatically continue in the AB Plan even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The GLB amount, however, will not be reset.

(2)
The surviving spouse can elect to switch to the WB Plan; however, such election must be made prior to the earliest of annuitization, the Maximum Annuity Commencement Date, and the scheduled AB Plan Maturity Date. The same WB Plan benefits will apply, except the surviving spouse will not be entitled to receive lifetime withdrawal benefits under the original optional living benefit rider.
(3)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus rider on the original Contract (assuming that the rider is available to new Participants at the time of election and the surviving spouse meets certain eligibility requirements) and, thus, be eligible to receive lifetime withdrawal benefits. If the surviving spouse makes such election: (a) the rider charge will be equal to the rider charge on newly issued Contracts; (b) the GLB amount and the Bonus Base will be equal to the Account Value after the death benefit has been credited; and (c) the spouse will be enrolled in the AB Plan. If the spouse elects to switch to the WB Plan, the GLB Base and the RGLB amount will be the GLB amount on the date the spouse elected to participate in the WB Plan. The Lifetime Income Base will be the RGLB amount on:
●
the date the surviving spouse elected to participate in the WB Plan, if the spouse is age 60 or older on that date, or
●
the Account Anniversary after the surviving spouse reaches age 59, if the spouse is 59 or younger on the date of the WB Plan election.
If the Contract is not continued by the surviving spouse following a Participant’s death while participating in the AB Plan, the Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Death of Participant Under the WB Plan
If any Participant dies while participating in the WB Plan, the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract or, alternatively, to receive the Maximum WB Amount on an annual basis until the RGLB amount has been reduced to zero (if the Contract is a Qualified Contract, and the Beneficiary is not your surviving spouse, or otherwise exempted under Federal Tax Laws, the RGLB amount must be fully distributed by December 31st of the tenth year after your death.) If the surviving spouse is the sole Beneficiary and elects to continue the Contract, the spouse has two additional options under the Contract:
(1)
The surviving spouse can automatically continue to participate in the WB Plan, but lifetime withdrawal benefits will not be available to the spouse. All other benefits under the WB Plan will continue, for the surviving spouse, even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached) The charges under Secured Returns for Life Plus will be assessed against the enhanced Account Value. The RGLB amount, however, will not be reset.
(2)
The surviving spouse can elect to participate in a new Secured Returns for Life Plus benefit on the original contract (subject to the terms and conditions described above under “Death of Participant Under the AB Plan”) and, thus, be eligible to receive lifetime withdrawal benefits.
Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Secured Returns for Life Plus. When you elect to participate in the WB Plan, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.
In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the WB Plan, we are currently waiving withdrawal provisions under Secured Returns for Life Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the WB Plan, we reduce your Account Value and your RGLB amount, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than either your Maximum WB Amount, or your Maximum WB for Life Amount. In other words, we will not reduce your GLB Base, Lifetime Income Base, or Bonus Base, if a Yearly RMD Amount exceeds either your Maximum WB Amount or your Maximum WB for Life Amount, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the GLB Base, Lifetime Income Base, Bonus Base, or all of these amounts, per the terms of the rider regarding Excess Withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds either your Maximum WB Amount or your Maximum WB for Life Amount. Notice will be given to Contract Owners before we exercise this right.
If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the AB Plan, we reduce your Account Value by the amount of the withdrawal and your GLB amount, Bonus Base and any accrued bonus amounts proportionally (see “Withdrawals Under Secured Returns for Life Plus” in this Appendix).
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.
ALL OF THE FOLLOWING EXAMPLES ARE BASED UPON THE ASSUMPTION THAT YOU ELECTED SECURED RETURNS FOR LIFE PLUS ON JANUARY 1, 2007 WITH AN INITIAL PURCHASE PAYMENT OF $100,000. YOUR INITIAL GLB AMOUNT EQUALS YOUR PURCHASE PAYMENT AMOUNT OF $100,000.
EXAMPLE 1: Calculation of Benefits under AB Plan.
●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $50,000 ($5,000 per year for ten years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $88,000. Since your Account Value is less than your GLB amount by $12,000, an amount equal to $12,000 will be deposited into your Contract ($100,000 - $88,000).

EXAMPLE 2: Calculation of Benefits under AB Plan with Subsequent Purchase Payments; Refund Applies.
●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that on May 20, 2009, you make a Purchase Payment of $80,000. Since you are in your third Account Year, your GLB amount is increased by 85% of this Purchase Payment. Therefore, your new GLB amount is $168,000 (old GLB amount of $100,000 plus 85% of $80,000). Your new Bonus Base is also $168,000 (old Bonus Base of $100,000 plus 85% of $80,000). Your accrued bonus amount remains at $10,000.
●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $18,400, which equals $8,400 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $168,000.
●
Assume that you remain in the AB Plan until it “matures” on January 1, 2017. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $77,200 ($5,000 per year for two years plus $8,400 per year for eight years). Since your rider “matured” in the AB Plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $200,000. Assume that the total rider charges you paid were $8,375.
●
Because your Account Value is greater than your GLB amount ($200,000 vs. $168,000), your Contract will be credited with an amount equal to the rider charges you have paid ($8,375), increasing your Account Value to $208,375.
EXAMPLE 3: Withdrawals under AB Plan.
●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn. Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750.
●
Assume that you take no more withdrawals in your third Account Year. Therefore, on January 1, 2010, your GLB amount remains at $87,500, and your Bonus Base also remains at $87,500. Since you made a withdrawal in your third Account Year, you do not accrue a bonus amount in that Account Year. Therefore, your accrued bonus amount remains at $8,750.

●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $13,125, which equals $4,375 (5% of the Bonus Base) plus your previous accrued bonus amount of $8,750. Since no withdrawals were been taken, your GLB amount and your Bonus Base both remain at $87,500.
●
Assume that you remain in the AB plan until it “matures” on January 1, 2017. Assume that you take no more withdrawals from your contract. Your accrued bonus amount is $39,375 ($8,750 total for the first two years plus $4,375 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2017 is $80,000. Since your Account Value is less than your GLB amount by $7,500, an amount equal to $7,500 will be deposited into your Contract ($87,500 - $80,000).
EXAMPLE 4: Step-up elected under AB Plan.
●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that on January 1, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 1, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.
●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.
●
Assume that you remain in the AB plan until it “matures” on January 1, 2020. Assume that you have taken no withdrawals since your contract was issued. Your accrued bonus amount is $41,300 ($5,900 per year for seven years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2020 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).
EXAMPLE 5: Calculation of Benefits under WB Plan; Early Withdrawals.
●
Assume you are age 56 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually.
●
On January 1, 2007:
●
Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].

●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Your Maximum WB for Life Amount is zero [4% of your Lifetime Income Base].
●
Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.
●
On December 31, 2007, after your first systematic withdrawal of $5,000, your Maximum WB Amount:
●
Your Account Value is reduced by the amount of the withdrawal [$5,000].
●
Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●
Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●
Your Lifetime Income Base is zero because you have not passed your first Account Anniversary after your 59th birthday.
●
Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●
Assume you take only systematic withdrawals of $5,000 for a total of 3 years. Assume you make no subsequent Purchase Payments. On December 1, 2009, you celebrate your 59th birthday. On January 1, 2010:
●
Your Account Value has been reduced by the amount of the total withdrawals [$15,000].
●
Your RGLB amount, reduced by the amount of the total withdrawal, is $85,000 [$100,000-($5,000 x 3)].
●
Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount in any Account Year.
●
Your Lifetime Income Base is set at $85,000 [an amount equal to the RGLB amount on your first Account Anniversary after your 59th birthday].
●
Your Maximum WB for Life Amount is $3,400 [4% of your Lifetime Income Base because you are less than 65 years old].
●
Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$3,400] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2029:
●
Your Account Value equals zero.
●
Your RGLB amount, reduced by the amount of the total withdrawals, is $17,000 [85,000 – ($3,400 x 20)]
●
Your GLB Base is still $100,000 because you did not withdraw more than the Maximum WB Amount in any Account Year.
●
Your Lifetime Income Base is still $85,000 because you did not withdraw more than the Maximum WB for Life Amount in any Account Year.
●
Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:
(1)
withdrawing the Maximum WB for Life Amount each year until you die or
(2)
withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.

●
Assume you elect to take annual payments of your Maximum WB for Life Amount. Therefore you will continue to receive $3,400 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $5,000 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.
EXAMPLE 6: Calculation of Benefits under WB Plan with Subsequent Purchase Payments; Lifetime Withdrawals.
●
Assume you are age 60 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB for Life Amount annually.
●
On January 1, 2007:
●
Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 60].
●
Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.
●
On December 31, 2007, after your first systematic withdrawal of $4,000:
●
Your Account Value is reduced by the amount of the withdrawal [$4,000].
●
Your RGLB amount, reduced by the amount of the withdrawal, is $96,000 [$100,000-$4,000].
●
Your GLB Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●
Your Lifetime Income Base is $100,000 because you did not withdraw more than your Maximum WB for Life Amount.
●
Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●
Assume you take only annual systematic withdrawals of $4,000 for a total of 4 years. Assume you make a subsequent Purchase Payment of $50,000, in your 4th Account Year. Assume also that, immediately before the subsequent Purchase Payment, your Account Value was $80,000. On December 31, 2010:
●
Your RGLB amount, reduced by the amount of the total withdrawals and increased by the subsequent Purchase Payment, is $134,000 [$100,000 - ($4,000 x 4) + $50,000].
●
Your GLB Base, increased by the subsequent Purchase Payment, is $150,000.
●
Your Maximum WB Amount is $7,500 [5% of your new GLB Base]
●
Your Lifetime Income Base, increased by the subsequent Purchase Payment, is $150,000.
●
Your Maximum WB for Life Amount is $6,000 [4% of your new Lifetime Income Base]
●
Your Bonus Base, increased by the subsequent Purchase Payment, is $150,000.
You may increase your annual systematic withdrawals to $6,000 without any effect on your future lifetime benefits.
●
Assume you elect to take only annual systematic withdraws of no more than your Maximum WB for Life Amount [$6,000] for an additional 20 years. Assume you make no subsequent Purchase Payments, and that your Account Value reduces to zero. On December 31, 2030:
●
Your Account Value equals zero.

●
Your RGLB amount, reduced by the amount of the total withdrawals is $14,000 [$134,000 – ($6,000 x 20)].
●
Your GLB Base is still $150,000 because you did not withdraw more than your Maximum WB Amount.
●
Your Lifetime Income Base is $150,000 because you did not withdraw more than your Maximum WB for Life Amount in any Account Year.
●
Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.
Even though your rights under the annuity Contract terminated when the Account Value became zero, we will continue to make payments to you. At this point, however, you must choose between:
(1)
withdrawing the Maximum WB for Life Amount each year until you die or
(2)
withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.
●
Assume you elect to take annual payments of your Maximum WB for Life Amount of $6,000. Therefore, you will continue to receive $6,000 per year as long as you are alive. If you die before your RGLB amount is reduced to $0, your beneficiary will receive $7,500 per year (your Maximum WB Amount) until your RGLB amount is reduced to zero.
EXAMPLE 7: Withdrawals under WB Plan Exceeding Maximum WB Amount.
●
Assume you are age 63 at issue. Also assume that you elect the WB plan on January 1, 2007. Assume that your Designated Fund had poor investment performance, losing 2% a year over the course of the Contract. On January 1, 2007:
●
Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB for Life Amount is $4,000 [4% of your Lifetime Income Base because you are age 63].
●
Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.
●
On December 31, 2007, after you take a withdrawal of $6,000, your Account Value is $92,000:
●
Your RGLB amount is reduced to $92,000 [the lesser of (1) your current RGLB amount minus the withdrawal [$100,000-$6,000] and (2) your new Account Value [$92,000]].
●
Your GLB Base is reduced to $92,000 [the lesser of (1) your current GLB Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●
Your Maximum WB Amount is now $4,600 [5% of your GLB Base].
●
Your Lifetime Income Base is reduced to $92,000 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$100,000 - ($6,000 - $4,000)] and (2) your new Account Value [$92,000]].
●
Your Maximum WB for Life Amount is $3,680 [4% of your new Lifetime Income Base].
●
Your Bonus Base is reduced to $92,000 [the lesser of (1) your current Bonus Base minus the excess withdrawal [$100,000 - ($6,000 - $5,000)] and (2) your new Account Value [$92,000]].
●
Assume you make no subsequent Purchase Payments, but you take annual systematic withdrawals of $6,000 for a total of 13 years. Due to the of poor investment performance of your Designated Fund, your Account Value is now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your RGLB amount is also now $7,609. Because you have taken withdrawals in excess of your Maximum WB Amount, your GLB Base is also now $7,609. Your Maximum WB Amount is 5% of $7,609, or $380. Because you have taken withdrawals in excess of your Maximum WB for Life Amount, your Lifetime Income Base is also now $7,609. Your Maximum WB for Life Amount is 4% of $7,609, or $304. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years.
●
Assume your fund earns -2% in Account Year 14, and that you take another $6,000 withdrawal. On December 31, 2020:
●
Your Account Value is $1,457.
●
Your RGLB amount is $1,457 [the lesser of (1) your current RGLB amount minus the withdrawal amount ($7,609 - $6,000) and (2) your new Account Value ($1,457)].
●
Your GLB Base is $1,457 [the lesser of (1) your current GLB Base minus the excess withdrawal [$7,609 – ($6,000 - $380)] and (2) your new Account Value [$1,457]].
●
Your Maximum WB Amount equals $73 [5% of your new GLB Base].
●
Your Lifetime Income Base is $1,457 [the lesser of (1) your current Lifetime Income Base minus the excess withdrawal [$7,609 - ($6,000 - $304)] and (2) your new Account Value [$1,457]].
●
Your Maximum WB for Life Amount equals $58 [4% of your new Lifetime Income Base].
Because your GLB Base is greater than zero, you may take annual withdrawals up to the Maximum WB Amount until your RGLB amount becomes zero. Because your Lifetime Income Base is greater than zero, you may take annual withdrawals up to the Maximum WB for Life Amount until you die or annuitize. Any withdrawal you take that is greater than your Maximum WB Amount will reduce your GLB Base (and hence, give you a new, reduced Maximum WB Amount). Any withdrawal you take that is greater than your Maximum WB for Life Amount will reduce your Lifetime Income Base (and hence, give you a new, reduced Maximum WB for Life Amount).
If your Account Value is reduced to zero by a withdrawal that does not exceed your Maximum WB for Life Amount, you must choose between:
(1)
withdrawing the Maximum WB for Life Amount each year until you die or
(2)
withdrawing your Maximum WB Amount each year until your RGLB amount is reduced to zero.
If your Account Value is reduced to zero by a withdrawal that exceeds your Maximum WB for Life Amount but does not exceed your Maximum WB Amount, your Lifetime Income Base will become zero, but we will continue to pay your then current Maximum WB Amount each year until your RGLB is reduced to zero.
If your Account Value is reduced to zero by a withdrawal that exceeds both your Maximum WB for Life Amount and your Maximum WB Amount, your Lifetime Income Base, your RGLB amount, and your GLB Base will all be reduced to zero, your Maximum WB for Life Amount and your Maximum WB Amount will both become zero, and no more benefits will be paid.
EXAMPLE 8: Step-up elected under WB Plan.
●
Assume you are age 65 at issue. Also assume that you elect the WB plan on January 1, 2007, and that you choose to systematically withdraw the Maximum WB Amount annually. Assume that your Designated Fund had good investment performance, gaining 6% a year over the course of the Contract. On January 1, 2007:
●
Your GLB Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 [the value of your RGLB amount on the day you elect to participate in the WB Plan].
●
Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base because you are age 65].

●
Your Bonus Base is $100,000 [the amount of your initial Purchase Payment]. Since you are taking withdrawals each Account Year, you do not receive any bonus credits.
●
On December 31, 2007, after you take your first systematic withdrawal of $5,000, your Account Value is $101,000:
●
Your RGLB amount, reduced by the amount of the withdrawal, is $95,000 [$100,000-$5,000].
●
Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●
Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●
Your Bonus Base is still $100,000 because you did not withdraw more than your Maximum WB Amount.
●
Assume you make no subsequent Purchase Payments, but you take systematic withdrawals of $5,000 for a total of 3 years. On December 31, 2009:
●
Your Account Value is $103,184.
●
Your RGLB amount is $85,000 [$100,000 - ($5,000 x 3)].
●
Your GLB Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
●
Your Maximum WB Amount is $5,000 [5% of your GLB Base].
●
Your Lifetime Income Base is still $100,000 because you withdrew no more than your Maximum WB for Life Amount.
●
Your Maximum WB for Life Amount is $5,000 [5% of your Lifetime Income Base].
●
Your Bonus Base is still $100,000 because you withdrew no more than your Maximum WB Amount.
Because your Account Value is greater than your RGLB amount, your GLB Base, and your Lifetime Income Base, you may step-up your RGLB amount, your GLB Base, your Bonus Base, and your Lifetime Income Base each to an amount equal to your current Account Value. Assume you elect to step-up. On January 1, 2010*:
●
Your Account Value is $103,184.
●
Your RGLB amount is $103,184.
●
Your GLB Base is $103,184.
●
Your Maximum WB Amount is $5,159 [5% of your new GLB Base].
●
Your Lifetime Income Base is $103,184.
●
Your Maximum WB for Life Amount is $5,159 [5% of your new Lifetime Income Base].
●
Your Bonus Base is $103,184.

*
Note: Assume instead that you elected to step-up sometime in 2010 after your withdrawal of $5,000 was taken and that your Account Value at the time of the step-up was $103,184. Your new Maximum WB Amount and new Maximum WB for Life amount of $5,159 would apply so that you could withdraw an additional $159 during the remainder of 2010 without exceeding your maximum amounts.
EXAMPLE 9: WB election at issue; withdrawals not taken immediately.
●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $100,000, and
(ii)
your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:
(i)
your old LIB of $100,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $105,000, and
(b)
your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $105,000, and
(ii)
your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500. Your LIB will now become the greater of:
(i)
your old LIB of $105,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $110,000, and
(b)
your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,500 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $110,000 - $5,500, or $104,500. Your GLB Base will remain at $110,000, so your Maximum WB Amount will remain at 5% of $110,000, or $5,500. Your LIB will also remain at $110,000, so your Maximum WB for Life Amount will remain at 5% of $110,000, or $5,500.
●
Assume that you remain alive and that you continue to make withdrawals of $5,500 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your LIB is still $110,000. Therefore, you can continue to receive $5,500 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.
EXAMPLE 10: WB election at issue; subsequent Purchase Payments made; withdrawals not taken immediately.
●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.

●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $100,000, and
(ii)
your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:
(i)
your old LIB of $100,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $105,000, and
(b)
your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.
●
Assume that you make a Purchase Payment of $60,000 in your second Account Year. Your RGLB amount, GLB Base, LIB, and Bonus Base are all increased by the amount of the Purchase Payment. Therefore, your RGLB amount, GLB Base, and LIB are all now equal to $105,000 plus $60,000 = $165,000. Your Bonus Base is now equal to $100,000 plus $60,000 = $160,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $8,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $173,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $165,000, and
(ii)
your new RGLB amount of $173,000.
Therefore, your GLB Base is now $173,000, and your new Maximum WB Amount is 5% of $173,000, or $8,650. Your LIB will now become the greater of:
(i)
your old LIB of $165,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $173,000, and
(b)
your old LIB of $165,000 plus the bonus amount of $8,000.
Therefore, your LIB is now $173,000, and your new Maximum WB for Life Amount is 5% of $173,000, or $8,650. Your Bonus Base remains at $160,000.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $8,650 in your third Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $173,000 - $8,650, or $164,350. Your GLB Base will remain at $173,000, so your Maximum WB Amount will remain at 5% of $173,000, or $8,650. Your LIB will also remain at $173,000, so your Maximum WB for Life Amount will remain at 5% of $173,000, or $8,650. Your Bonus Base will remain at $160,000.
●
Assume that you remain alive and that you continue to make withdrawals of $8,650 until the RGLB amount runs out in year 2028. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $173,000. Therefore, you can continue to receive $8,650 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 11: WB election at issue; withdrawals taken.
●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.
●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $100,000, and
(ii)
your new RGLB amount of $105,000
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:
(i)
your old LIB of $100,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $105,000, and
(b)
your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,250 in your second Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $105,000 - $5,250, or $99,750. Your GLB Base will remain at $105,000, so your Maximum WB Amount will remain at 5% of $105,000, or $5,250. Your LIB will also remain at $105,000, so your Maximum WB for Life Amount will remain at 5% of $105,000, or $5,250. Since your withdrawal did not exceed your Maximum WB Amount, your Bonus Base will remain at $100,000.
●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $104,750. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $105,000, and
(ii)
your new RGLB amount of $104,750.
Therefore, your GLB Base remains at $105,000, and your Maximum WB Amount remains at 5% of $105,000, or $5,250. Your LIB will now become the greater of:
(i)
your old LIB of $105,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $104,750, and
(b)
your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB remains at $105,000, and your Maximum WB for Life Amount remains at 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.
●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $109,750. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $105,000, and
(ii)
your new RGLB amount of $109,750.

Therefore, your GLB Base is now $109,750, and your new Maximum WB Amount is 5% of $109,750, or $5,487. Your LIB will now become the greater of:
(i)
your old LIB of $105,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $109,750, and
(b)
your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $109,750, and your new Maximum WB for Life Amount is 5% of $109,750, or $5,487. Your Bonus Base remains at $100,000.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,487 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $5,487 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $109,750. Therefore, you can continue to receive $5,487 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.
EXAMPLE 12: WB election at issue; Excess Withdrawal taken.
●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.
●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $100,000, and
(ii)
your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250. Your LIB will now become the greater of:
(i)
your old LIB of $100,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $105,000, and
(b)
your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.
●
Assume that you take a withdrawal of $6,000 in your second Account Year. This withdrawal exceeds both your Maximum WB Amount and your Maximum WB for Life Amount of $5,250. Assume that your Account Value equals $90,000 after you make this withdrawal. Your RGLB amount will be reduced to the lesser of:
(i)
your old RGLB amount of $105,000 minus the $6,000 withdrawal, and
(ii)
your Account Value of $90,000.
Therefore, your new RGLB amount is $90,000.
Your GLB Base will be reduced to the lesser of:
(i)
your old GLB Base of $105,000 minus the $750 excess withdrawal, and
(ii)
your Account Value of $90,000.

Therefore, your new GLB Base is $90,000. Your new Maximum WB Amount is 5% of $90,000, or $4,500. Your Bonus Base will be reduced to the lesser of:
(i)
your old Bonus Base of $100,000 minus the $750 excess withdrawal, and
(ii)
your Account Value of $90,000.
Therefore, your new Bonus Base is $90,000.
Your LIB will be reduced to the lesser of:
(i)
your old LIB of $105,000 minus the $750 excess withdrawal, and
(ii)
your Account Value of $90,000.
Therefore, your new LIB is $90,000. Your new Maximum WB for Life Amount is 5% of $90,000, or $4,500.
●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $94,500. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $90,000, and
(ii)
your new RGLB amount of $94,500.
Therefore, your GLB Base is now $94,500, and your new Maximum WB Amount is 5% of $94,500, or $4,725.
Your LIB will now become the greater of:
(i)
your old LIB of $90,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $94,500, and
(b)
your old LIB of $90,000 plus the bonus amount of $4,500.
Therefore, your LIB is now $94,500, and your new Maximum WB for Life Amount is 5% of $94,500, or $4,725. Your Bonus Base remains at $90,000.
●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,500, which equals 5% of the Bonus Base. Your new RGLB amount is now $99,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $94,500, and
(ii)
your new RGLB amount of $99,000.
Therefore, your GLB Base is now $99,000, and your new Maximum WB Amount is 5% of $99,000, or $4,950.
Your LIB will now become the greater of:
(i)
your old LIB of $94,500, and
(ii)
the lesser of:
(a)
your new RGLB amount of $99,000, and
(b)
your old LIB of $94,500 plus the bonus amount of $4,500.
Therefore, your LIB is now $99,000, and your new Maximum WB for Life Amount is 5% of $99,000, or $4,950. Your Bonus Base remains at $90,000.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $4,950 in 2011. Also assume that you remain alive and continue to take annual withdrawals of $4,950 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $99,000. Therefore, you can continue to receive $4,950 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.
EXAMPLE 13: WB election at issue; withdrawals not taken immediately; Step-up elected.
●
Assume that you are age 65 at issue. Also assume that you elect the WB plan at issue. Your RGLB amount, your GLB Base, your Lifetime Income Base (LIB), and your Bonus Base all equal $100,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,000. Your Maximum WB for Life Amount equals 5% of your Lifetime Income Base, or $5,000.
●
Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $105,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $100,000, and
(ii)
your new RGLB amount of $105,000.
Therefore, your GLB Base is now $105,000, and your new Maximum WB Amount is 5% of $105,000, or $5,250.
Your LIB will now become the greater of:
(i)
your old LIB of $100,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $105,000, and
(b)
your old LIB of $100,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $105,000, and your new Maximum WB for Life Amount is 5% of $105,000, or $5,250. Your Bonus Base remains at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $110,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $105,000, and
(ii)
your new RGLB amount of $110,000.
Therefore, your GLB Base is now $110,000, and your new Maximum WB Amount is 5% of $110,000, or $5,500.
Your LIB will now become the greater of:
(i)
your old LIB of $105,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $110,000, and
(b)
your old LIB of $105,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $110,000, and your new Maximum WB for Life Amount is 5% of $110,000, or $5,500. Your Bonus Base remains at $100,000.
●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $115,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $110,000, and

(ii)
your new RGLB amount of $115,000.
Therefore, your GLB Base is now $115,000, and your new Maximum WB Amount is 5% of $115,000, or $5,750.
Your LIB will now become the greater of:
(i)
your old LIB of $115,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $115,000, and
(b)
your old LIB of $110,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $115,000, and your new Maximum WB for Life Amount is 5% of $115,000, or $5,750. Your Bonus Base remains at $100,000.
●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than both the GLB Base and the LIB, you may step up your WB plan guarantees. Assume that you do elect to step up. Your RGLB amount, your GLB Base, your LIB and your Bonus Base are all now equal to $118,000. Your new Maximum WB Amount is 5% of $118,000, or $5,900. Your new Maximum WB for Life Amount is 5% of $118,000, or $5,900.
●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $123,900. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $118,000, and
(ii)
your new RGLB amount of $123,900.
Therefore, your GLB Base is now $123,900, and your new Maximum WB Amount is 5% of $123,900, or $6,195.
Your LIB will now become the greater of:
(i)
your old LIB of $118,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $123,900, and
(b)
your old LIB of $118,000 plus the bonus amount of $5,900.
Therefore, your LIB is now $123,900, and your new Maximum WB for Life Amount is 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,195 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $123,900 - $6,195, or $117,705. Your GLB Base will remain at $123,900, so your Maximum WB Amount will remain at 5% of $123,900, or $6,195. Your LIB will also remain at $123,900, so your Maximum WB for Life Amount will remain at 5% of $123,900, or $6,195. Your Bonus Base remains at $118,000.
●
Assume that you remain alive and that you continue to make withdrawals of $6,195 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $123,900. Therefore, you can continue to receive $6,195 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 14: Switch from AB to WB; No withdrawals under the AB Plan.
●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $100,000 plus your accrued bonus amount of $15,000, for a total of $115,000. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $115,000. Your Maximum WB Amount equals 5% of your GLB Base, or $5,750. Your Maximum WB for Life Amount equals 5% of your LIB, or $5,750. Your Bonus Base remains at $100,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.
●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $5,000, which equals 5% of the Bonus Base. Your new RGLB amount is now $120,000. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $115,000, and
(ii)
your new RGLB amount of $120,000.
Therefore, your GLB Base is now $120,000, and your new Maximum WB Amount is 5% of $120,000, or $6,000.
Your LIB will now become the greater of:
(i)
your old LIB of $115,000, and
(ii)
the lesser of:
(a)
your new RGLB amount of $120,000, and
(b)
your old LIB of $115,000 plus the bonus amount of $5,000.
Therefore, your LIB is now $120,000, and your new Maximum WB for Life Amount is 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,000 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $120,000 - $6,000, or $114,000. Your GLB Base will remain at $120,000, so your Maximum WB Amount will remain at 5% of $120,000, or $6,000. Your LIB will also remain at $120,000, so your Maximum WB for Life Amount will remain at 5% of $120,000, or $6,000. Your Bonus Base remains at $100,000.
●
Assume that you remain alive and that you continue to make withdrawals of $6,000 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $120,000. Therefore, you can continue to receive $6,000 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.

EXAMPLE 15: Switch from AB to WB; Withdrawals under the AB Plan.
●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that on March 10, 2009 (in your third Account Year), your Account Value is $80,000. Also assume that you take a withdrawal of $10,000 on this date. Therefore, your ending Account Value on March 10, 2009 is $70,000. Your GLB amount, Bonus Base, and accrued bonus amount are reduced proportionally to the amount withdrawn.
Therefore, your new GLB amount is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new Bonus Base is $100,000 x ($70,000 ÷ $80,000) = $87,500. Your new accrued bonus amount is $10,000 x ($70,000 ÷ $80,000) = $8,750
●
Assume that while you are in your fourth Account Year, you switch to the WB plan. Your RGLB amount is now equal to your old GLB amount of $87,500 plus your accrued bonus amount of $8,750, for a total of $96,250. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $96,250. Your Maximum WB Amount equals 5% of your GLB Base, or $4,812. Your Maximum WB for Life Amount equals 5% of your LIB, or $4,812. Your Bonus Base remains at $87,500. Since you have switched to the WB plan, your accrued bonus amount becomes $0.
●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, the RGLB amount will be increased by $4,375, which equals 5% of the Bonus Base. Your new RGLB amount is now $100,625. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $96,250, and
(ii)
your new RGLB amount of $100,625.
Therefore, your GLB Base is now $100,625, and your new Maximum WB Amount is 5% of $100,625, or $5,031.
Your LIB will now become the greater of:
(i)
your old LIB of $96,250, and
(ii)
the lesser of:
(a)
your new RGLB amount of $100,625, and
(b)
your old LIB of $96,250 plus the bonus amount of $4,375.
Therefore, your LIB is now $100,625, and your new Maximum WB for Life Amount is 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $5,031 in your fifth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $100,625 - $5,031, or $95,594. Your GLB Base will remain at $100,625, so your Maximum WB Amount will remain at 5% of $100,625, or $5,031. Your LIB will also remain at $100,625, so your Maximum WB for Life Amount will remain at 5% of $100,625, or $5,031. Your Bonus Base remains at $87,500.

●
Assume that you remain alive and that you continue to make withdrawals of $5,031 until the RGLB amount runs out in year 2030. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $100,625. Therefore, you can continue to receive $5,031 per year as long as you are alive. Also, if there is a remaining Account Value, the Contract continues.
EXAMPLE 16: Switch from AB to WB; Step-up while in AB Plan.
●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that on January 2, 2010 your Account Value is $118,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to $0.
●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $5,900, which equals $5,900 (5% of the Bonus Base) plus your previous accrued bonus amount of $0. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $118,000.
●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $118,000 plus your accrued bonus amount of $5,900, for a total of $123,900. Your GLB Base and your LIB are both set equal to the RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $123,900. Your Maximum WB Amount equals 5% of your GLB Base, or $6,195. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,195. Your Bonus Base remains at $118,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.
●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,900, which equals 5% of the Bonus Base. Your new RGLB amount is now $129,800. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $123,900, and
(ii)
your new RGLB amount of $129,800.
Therefore, your GLB Base is now $129,800, and your new Maximum WB Amount is 5% of $129,800, or $6,490.
Your LIB will now become the greater of:
(i)
your old LIB of $123,900, and
(ii)
the lesser of:

(a)
your new RGLB amount of $129,800, and
(b)
your old LIB of $123,900 plus the bonus amount of $5,900.
Therefore, your LIB is now $129,800, and your new Maximum WB for Life Amount is 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,490 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $129,800 - $6,490, or $123,310. Your GLB Base will remain at $129,800, so your Maximum WB Amount will remain at 5% of $129,800, or $6,490. Your LIB will also remain at $129,800, so your Maximum WB for Life Amount will remain at 5% of $129,800, or $6,490. Your Bonus Base remains at $118,000.
●
Assume that you remain alive and that you continue to make withdrawals of $6,490 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $129,800. Therefore, you can continue to receive $6,490 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if Account Value drops to zero, the Contract terminates.
EXAMPLE 17: Switch from AB to WB; Step-up while in AB Plan.
●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your GLB amount at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your second Account Year. Therefore, on January 1, 2009, your accrued bonus amount is $10,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $5,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that you take no withdrawals in your third Account Year. Therefore, on January 1, 2010, your accrued bonus amount is $15,000, which equals $5,000 (5% of the Bonus Base) plus your previous accrued bonus amount of $10,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that on January 2, 2010 your Account Value is $112,000. Since you have passed your first Account Anniversary and have not stepped-up within the past year, and since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $112,000. Assume that you do elect to step up. Your GLB amount is now equal to $112,000. Also, your Bonus Base is now equal to $112,000. Your AB plan “maturity date” is now January 2, 2020. Since your new GLB amount of $112,000 is less than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, your new accrued bonus amount is set equal to the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $15,000, less your new GLB amount of $112,000. Therefore, your new accrued bonus amount is $3,000.
●
Assume that you take no withdrawals in your fourth Account Year. Therefore, on January 1, 2011, your accrued bonus amount is $8,600, which equals $5,600 (5% of the Bonus Base) plus your previous accrued bonus amount of $3,000. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $112,000.
●
Assume that while you are in your fifth Account Year, you switch to the WB plan. Assume that you have not taken any withdrawals yet. Your RGLB amount is now equal to your old GLB amount of $112,000 plus your accrued bonus amount of $8,600, for a total of $120,600. Your GLB Base and your LIB are both set equal to the

RGLB amount at the time of conversion to the WB plan. Therefore, both the GLB Base and the LIB are equal to $120,600. Your Maximum WB Amount equals 5% of your GLB Base, or $6,030. Your Maximum WB for Life Amount equals 5% of your LIB, or $6,030. Your Bonus Base remains at $112,000. Since you have switched to the WB plan, your accrued bonus amount becomes $0.
●
Assume that you take no withdrawals in your fifth Account Year. Therefore, on January 1, 2012, the RGLB amount will be increased by $5,600, which equals 5% of the Bonus Base. Your new RGLB amount is now $126,200. Your GLB Base will now become the greater of:
(i)
your old GLB Base of $120,600, and
(ii)
your new RGLB amount of $126,200.
Therefore, your GLB Base is now $126,200, and your new Maximum WB Amount is 5% of $126,200, or $6,310.
Your LIB will now become the greater of:
(i)
your old LIB of $120,600, and
(ii)
the lesser of:
(a)
your new RGLB amount of $126,200, and
(b)
your old LIB of $120,600 plus the bonus amount of $5,600.
Therefore, your LIB is now $126,200, and your new Maximum WB for Life Amount is 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.
●
Assume that you take a withdrawal equal to your Maximum WB for Life Amount of $6,310 in your sixth Account Year. Your RGLB amount will be reduced by the amount of the withdrawal, so that it will equal $126,200 - $6,310, or $119,890. Your GLB Base will remain at $126,200, so your Maximum WB Amount will remain at 5% of $126,200, or $6,310. Your LIB will also remain at $126,200, so your Maximum WB for Life Amount will remain at 5% of $126,200, or $6,310. Your Bonus Base remains at $112,000.
●
Assume that you remain alive and that you continue to make withdrawals of $6,310 until the RGLB amount runs out in year 2031. Because the RGLB amount is now $0, the GLB Base also becomes $0. Your Bonus Base is $0 because bonus credits may only be given in the first ten Account Years. Your LIB is still $126,200. Therefore, you can continue to receive $6,310 per year as long as you are alive. We will continue to charge the rider fee for as long as you are eligible to receive benefits under the WB Plan. The Owner can annuitize as long as there is a remaining Account Value, but if the Account Value drops to zero, the Contract terminates.
EXAMPLE 18: Calculation of Explicit Rider Charges.
●
Assume that you did not elect the WB plan at any time. Assume that your Account Value increases at an annual rate of 5% per year throughout the next ten years. Also assume that you do not elect to step-up at any time.
●
On March 31, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $101,196.79. The charge deducted on March 31, 2007 is $126.50 ($101,196.79 x .00125). Therefore, your ending Account Value on March 31, 2007 is $101,070.29 ($101,196.79 - $126.50).
●
On June 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $102,307.23. The fee deducted on June 30, 2007 is $127.88 ($102,307.23 x .00125). Therefore, your ending Account Value on June 30, 2007 is $102,179.35 ($102,307.23 - $127.88).
●
On September 30, 2007, your Account Value before the charge for Secured Returns for Life Plus is taken is $103,443.69. The fee deducted on September 30, 2007 is $129.30 ($103,443.69 x .00125). Therefore, your ending Account Value on September 30, 2007 is $103,314.39 ($103,443.69 - $129.30).
●
This pattern continues until the maturity date for your Benefit of January 1, 2017. On that date, your Account will be credited with a payment. If your current Account Value is less than your current GLB amount, then your Account will be credited with the difference between these two amounts. If your current Account Value is greater than your current GLB amount, then your Account will be credited with the sum of all of Secured Returns for Life Plus charges that have been made. Note that if Secured Returns for Life Plus was revoked or cancelled before the maturity date for your Benefit of January 1, 2017, then no Secured Returns for Life Plus credit will be made to your Account.
EXAMPLE 19: One Year Step-up elected under AB Plan.
●
Assume that you are age 65 at issue. Assume that you elect the AB plan. Your Guaranteed Living Benefit amount (“GLB amount”) at issue and your Bonus Base at issue are both equal to $100,000 (your Purchase Payment amount). Assume that you take no withdrawals in your first Account Year. Therefore, on January 1, 2008, your accrued bonus amount is $5,000, which equals 5% of the Bonus Base. Since no withdrawals have been taken, your GLB amount and your Bonus Base both remain at $100,000.
●
Assume that on January 1, 2008 your Account Value is $118,000. Since your Account Value is greater than your GLB amount, you may elect to step up to a new ten year period, with a new GLB amount of $118,000. Assume that you do elect to step up. Your GLB amount is now equal to $118,000. Also, your Bonus Base is now equal to $118,000. Your AB plan Maturity Date is now January 1, 2018. Since your new GLB amount of $118,000 is greater than the sum of your old GLB amount of $100,000 plus your old accrued bonus amount of $5,000, your new accrued bonus amount is set equal to $0.
●
Assume that you remain in the AB plan until it “matures” on January 1, 2018. Assume that you have taken no withdrawals since your Contract was issued. Your accrued bonus amount is $53,100 ($5,900 per year for nine years). Since your rider has “matured” in the AB plan, the accrued bonus amount becomes $0. Assume that your Account Value on January 1, 2018 is $112,000. Since your Account Value is less than your GLB amount by $6,000, an amount equal to $6,000 will be deposited into your Contract ($118,000 - $112,000).

APPENDIX J -RETIREMENT
INCOME ESCALATORSM
The optional living benefit known as Retirement Income Escalator (“RIE” or “the rider”) was available for all Contracts purchased on or after May 5, 2008 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in RIE. RIE is no longer available for sale on new Contracts.
RIE provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE, the larger the guaranteed annual income amount. To describe how RIE works, we use the following definitions:
RIE Coverage Date:	Your Issue Date if you are at least age 59 1∕2 at issue; otherwise, the first Account Anniversary after you attain age 59 1∕2.
Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The
Annual Withdrawal Amount is equal to your current Withdrawal Benefit
Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Lifetime Withdrawal Percentage:
The percentage used to calculate your Annual Withdrawal Amount. The percentage will be 5%, 6%, or 7% depending upon your age on your first withdrawal under the Contract after your RIE Coverage Date. Once determined, the percentage is set for the life of your RIE.

Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE Fee” (see “Cost of RIE”).
RIE Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth
Account Anniversary. If you “step up” your RIE (described below) during the RIE Bonus Period, the RIE Bonus Period is extended to ten years from the date of the step-up.

Bonus Base:
The amount on which bonuses are calculated. The Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced proportionately by any withdrawal taken prior to your
RIE Coverage Date or any excess withdrawals (see “Excess Withdrawals”
under “Withdrawals Under RIE”).

You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant
Under RIE with Single-Life Coverage.” In the case of a non-natural
Participant, these terms refer to the oldest Annuitant.

Upon annuitization, RIE and any elected optional death benefit automatically terminate.
RIE allows you to withdraw a guaranteed amount of money each year, beginning on your RIE Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE continues regardless of the investment performance of a Designated Fund, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is 5%, 6% or 7% of your Withdrawal Benefit Base, depending upon your age on the date of your first withdrawal after your RIE Coverage Date.

In addition, if you make no withdrawals in an Account Year during your RIE Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your Bonus Base. The RIE Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE” in this Appendix), provided that the step up occurs prior to the conclusion of the current 10-year period.
If you are participating in RIE, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.
To participate in RIE, all of your Account Value must be invested in a Designated Fund at all times during the term of RIE. (The “term” of RIE is for life, unless your Withdrawal Benefit Base is reduced to zero or your RIE is terminated or cancelled as described in this Appendix under “Cancellation of RIE,” “Depleting Your Account Value,” and “Annuitization Under RIE.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
Under RIE, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE with Single-Life Coverage,” and “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.
Determining Your Withdrawal Benefit Base
On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:
●
decreased following any withdrawals you take prior to your RIE Coverage Date;
●
decreased following any withdrawals you take after your RIE Coverage Date, if such withdrawal is in excess of the Annual Withdrawal Amount at the time of the withdrawal;
●
increased by any applicable bonuses;
●
increased by any step-ups as described under “Step-Up Under RIE”; and
●
increased by any subsequent Purchase Payments you make during the first year following the Issue Date.
Determining Your Annual Withdrawal Amount
Your Annual Withdrawal Amount is calculated when you make your first withdrawal after your RIE Coverage Date. It is a set percentage of your Withdrawal Benefit Base. This percentage, known as the Lifetime Withdrawal Percentage, is determined based upon your age at that time, as follows:
Your Age on the Date of the First Withdrawal After Your RIE Coverage Date*	Lifetime Withdrawal Percentage
59 1∕2 - 69	5%
70 - 79	6%
80 or older	7%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.
Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Therefore, if your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by excess withdrawals (described under “Withdrawals under RIE”) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.
How RIE Works
Each Account Year, beginning on your RIE Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.
If you defer taking any withdrawals in an Account Year during the RIE Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your Bonus Base, thereby increasing your Annual Withdrawal Amount. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.
Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under RIE.” Note also that investing in any Fund, other than a Designated Fund, will cancel RIE, as described in this Appendix under “Cancellation of RIE.”
Here is an example of how RIE works:
Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial
Purchase Payment on your Issue Date. Because you reached age 59  1∕2 prior to your Issue Date, your RIE Coverage
Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account
Year without reducing your Withdrawal Benefit Base. During the RIE Bonus Period, your Withdrawal Benefit Base will increase by 7% of your Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE Bonus Period, you will still be eligible to take your
Annual Withdrawal Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7% bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2).

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account
Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit
Base, or $6,250. Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0

Assume you take your first withdrawal when you are age 66 in Account Year 7. Using the above chart, we set your
Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your Withdrawal
Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal Benefit
Base, as shown in the following table:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000
Assume in Account Year 9, you decide to defer taking a withdrawal. Your Withdrawal Benefit Base will increase by
7% of your Bonus Base. Your new Annual Withdrawal Amount will be set equal to 5% of your new Withdrawal
Benefit Base, as shown below:

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438
Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the Bonus Period, as your RIE Bonus Period ends 10 years after the previous step-up.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438
There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount due to the bonus and the potential for step-ups. Therefore, not taking income in one or more years will mean that the Participant will take income in fewer years, but will be entitled to more income in those years.
The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.
In general the Company’s risk is greater when the Participant takes the Annual Withdrawal Amount each year beginning on the RIE Coverage Date.

Withdrawals Under RIE
Withdrawals After the RIE Coverage Date
Starting on your RIE Coverage Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:
●
the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);
●
your yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and
●
your Annual Withdrawal Amount.
Above is an example of withdrawals taken after your RIE Coverage Date. Because they do not exceed your Annual Withdrawal Amount, the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. Because the withdrawals in the example do not exceed your free withdrawal amount permitted under this Contract, your Required Minimum Distribution Amount, or your Annual Withdrawal Amount, they are not subject to any withdrawal charges. If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.
Excess Withdrawals
If you take a withdrawal that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if higher), your Withdrawal Benefit Base and your Bonus Base will be reduced proportionately by the excess amount of the withdrawal. In other words, after an “excess withdrawal,” your Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:
Your new Bonus Base	=	A x	(	C	)
D - E
Your new Withdrawal Benefit Base	=	B x	(	C	)
D - E
Where:
A	=	Your Bonus Base immediately prior to the excess withdrawal.
B	=	Your Withdrawal Benefit Base immediately prior to the excess withdrawal.
C	=	Your Account Value immediately after the excess withdrawal.
D	=	Your Account Value immediately prior to the excess withdrawal.
E	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal
Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal
Amount. After your second withdrawal, your Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new Bonus Base	=	125,000	x	121,000 - 6,000
				121,000 - (8,000 - 4,000)

	=	125,000	x	115,000
				117,000

	=	125,000	x	0.98291

	=	122,863

Your new Withdrawal Benefit Base	=	160,000	x	121,000 - 6,000
				121,000 -(8,000 -4,000)

	=	160,000	x	115,000
				117,000

	=	160,000	x	0.98291

	=	157,265
Going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base or $7,863.
You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an excess withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your Bonus Benefit Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, excess withdrawals taken in a down market could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.
Withdrawals Prior to the RIE Coverage Date (Early Withdrawals)
Withdrawals taken prior to your RIE Coverage Date are subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. In addition, all withdrawals taken prior to your RIE Coverage Date, including any “free withdrawal amounts,” will be treated as “early withdrawals” and your Bonus Base and your Withdrawal Benefit Base will be reduced proportionately to the amount of the withdrawal. In other words, your Bonus Base and your Withdrawal Benefit Base will be reduced by the following formulas:
Your new Bonus Base	=	W x	(	Y	)
Z
Your new Withdrawal Benefit Base	=	X x	(	Y	)
Z
Where:
W	=	Your Bonus Base immediately prior to the early withdrawal.
X	=	Your Withdrawal Benefit Base immediately prior to the early withdrawal.

Y	=	Your Account Value immediately after the early withdrawal.
Z	=	Your Account Value immediately prior to the early withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the number shown in the example could be different.) Your Withdrawal Benefit Base and your Bonus Base are each set equal to your initial
Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your Bonus Base each year in which you do not take a withdrawal. Your RIE Coverage Date will not occur until your 15th Account
Anniversary (the first Account Anniversary after you reach age 59 1∕2). Any withdrawals, including any “free withdrawal amount,” you take prior to that time will be “early withdrawals.”

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account
Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increase the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your
Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59  1∕2), this is an early withdrawal. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	0
2	$100,000	$107,000	$100,000	$0	0
3	$125,000	$125,000	$125,000	$0	0
4	$125,000	$133,750	$125,000	$0	0
5	$125,000	$142,500	$125,000	$0	0
6	$125,000	$151,250	$125,000	$0	0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new Bonus Base	=	125,000	x	125,000-10,000
				125,000

	=	125,000	x	115,000
				125,000

	=	125,000	x	0.92000

	=	115,000

Your new Withdrawal Benefit Base	=	160,000	x	125,000-10,000
				125,000

	=	160,000	x	115,000
				125,000

	=	160,000	x	0.92000

	=	147,200
Your Annual Withdrawal Amount will still be $0 because your have not reached your RIE Coverage Date.

You should be aware that early withdrawals could severely reduce, and even terminate, your RIE Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value.
In addition to reducing your RIE, any withdrawal before you reach age 59  1∕2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.
Depleting Your Account Value
If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Withdrawal Benefit Base will also be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with RIE, will end.
If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will therefore end, but your RIE will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.
Cost of RIE
If you elected RIE, we deduct a quarterly fee from your Account Value (“RIE Fee”). The RIE Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.1875% of your Withdrawal Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2375% for joint-life coverage). The maximum RIE Fee you can pay in any one Account Year is equal to 0.75% of the highest Withdrawal Benefit Base at any point in that Account Year, if you elected single-life coverage (0.95% for joint-life coverage).
Your RIE Fee will not change during an Account Year, unless you take one of the following specific actions:
●
If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE Fee.
●
If you make a withdrawal before your RIE Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE Fee.
The investment performance of the Designated Funds will not affect your RIE Fee during an Account Year. However, as explained in this Appendix under “Step-Up Under RIE,” favorable investment performance may cause the Withdrawal Benefit Base to increase on an Account Anniversary. That would also increase your RIE Fee.
We will continue to deduct the RIE Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE is terminated or cancelled as described under “Cancellation of RIE” in this Appendix.
We reserve the right to make special offers from time to time. Specifically, we reserve the right to waive the RIE Fee for a limited period on newly issued Contracts. The same waiver would apply to all Contracts issued while we are making the special offer.
Step-Up Under RIE
Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your Bonus Base each to equal your Account Value, provided that certain requirements are satisfied. First, you must meet certain eligibility requirements:
●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)

●
Your Account Value must be greater than your current Withdrawal Benefit Base, adjusted for any 7% bonus increases.
Note that we have reserved the right to add another requirement for eligibility. We have reserved the right to only allow step-ups if your money is invested in a Fund that is a Designated Fund for newly issued contracts. (See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached)
If you satisfy the eligibility requirements, then we consider whether market conditions have caused us to increase the percentage used to calculate the RIE Fee on newly issued Contracts. If we are no longer issuing Contracts with the RIE rider then the percentage we use to calculate your RIE Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.
●
If we have not had to increase the percentage as described above, the percentage we use to calculate your RIE fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base.
●
If we have had to increase the percentage as described above, we offer you the opportunity to step-up at the higher percentage. In this case, your prior written consent is required to accept the higher percentage used to calculate your RIE Fee and step-up your Withdrawal Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under your RIE will also be suspended. You may thereafter submit an election form to us, however, to consent to the higher percentage and reactivate subsequent automatic step-ups.
After a step-up, your Annual Withdrawal Amount will be equal to your new Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Here is an example of how we calculate a step-up under RIE:
Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Assume that, because of good investment performance of the Designated Funds during
Account Year 2, your Account Value has grown to $125,000 by the beginning of Account Year 3. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and Bonus Base. Assume that we have not increased the percentage used to calculate the RIE Fee on newly issued Contracts; therefore we will step up your
Withdrawal Benefit Base and your Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or $6,250. All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	0
2	$100,000	$107,000	$100,000	$5,350	0
3	$125,000	$125,000	$125,000	$6,250	0
4	$125,000	$133,750	$125,000	$6,688	0
5	$125,000	$142,500	$125,000	$7,125	0
6	$125,000	$151,250	$125,000	$7,563	0
7	$125,000	$160,000	$125,000	$8,000	0
Going forward, your new Bonus Base will be $125,000, unless increased by another step-up or reduced by an excess withdrawal, and your RIE Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up).

Joint-Life Coverage
On the Issue Date, you had the option of electing RIE with single-life coverage or, for a higher RIE Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.

Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while RIE is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE is in effect. Whereas single-life coverage provides annual withdrawals under RIE only until any Participant dies, joint-life coverage provides annual withdrawals under RIE for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, (including RIE) ends. To take annual withdrawals under RIE’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE with Joint-Life Coverage” in this Appendix.
If you elected joint-life coverage, the RIE Coverage Date will be your Issue Date if the younger spouse is at least age 59  1∕2 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59  1∕2 if the younger spouse is less than age 59  1∕2 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, “early withdrawals” will be determined based upon this definition of your RIE Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE Coverage Date, as follows:
Age of Younger Spouse on Date of the First Withdrawal After Your RIE Coverage Date	Lifetime Withdrawal Percentage
59 1∕2 - 69	5%
70 - 79	6%
80 - or older	7%
Once set, your Lifetime Withdrawal Percentage will remain the same for the life of your RIE. Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage.
The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE is in effect, regardless of any change in life events.
If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE can be made and in light of the higher fee for joint-life coverage.
Joint-life coverage may not be available on all Contracts.
Cancellation of RIE
Should you decide that RIE is no longer appropriate for you, you may cancel RIE at any time. Upon cancellation, all benefits and charges under RIE shall cease. Once cancelled, RIE cannot be reinstated.
Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in this prospectus to which this Appendix is attached, RIE will be cancelled automatically:
●
if any Purchase Payment is allocated to an investment option other than a Designated Fund; or
●
if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.

A change of ownership of the Contract may also cancel your benefits under RIE.
Death of Participant Under RIE with Single-Life Coverage
If you selected single-life coverage, RIE terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new RIE rider on the original Contract (assuming that at the time of election RIE is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:
●
the new Account Value and the new Withdrawal Benefit Base will both be set equal to the Death Benefit amount; and
●
the new RIE Fee will be set by us based on market conditions at the time and may be higher than the current RIE Fee.
Death of Participant Under RIE with Joint-Life Coverage
If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE, the provisions of the section in this Appendix titled “Death of Participant Under RIE with Single-Life Coverage” will apply.
If you purchased joint-life coverage and one of the Participants dies, RIE will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:
●
the new Account Value will be equal to the Death Benefit;
●
the RIE Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;
●
the Withdrawal Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE” in this Appendix);
●
if withdrawals under RIE have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE Coverage Date;
●
if withdrawals under RIE have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and
●
the RIE Bonus Period will continue unchanged from the original contract.
At the death of the surviving spouse, the Contract, including RIE, will terminate.
If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Annuitization Under RIE
Under the terms of RIE, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:
(1)
surrender your Contract and receive your Cash Surrender Value,
(2)
annuitize your Account Value under one of the then currently available Annuity Options, or
(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.

If you make no election, we will default your choice to option 3.
If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.
Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE. When you elect to participate in the Retirement Income Escalator Benefit, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.
In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under the RIE Benefit, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in the RIE Benefit, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under the RIE Benefit will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
If there is any change to the current Code or IRS rules governing the timing or determination of RMD amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), then we reserve the right to reduce the Annual Withdrawal Amount, Withdrawal Benefit Base or Bonus Base per the terms of the rider regarding excess withdrawals, when a Yearly RMD Amount withdrawn from your Contract exceeds your Annual Withdrawal Amount. (See “Withdrawals under RIE” in this Appendix) Notice will be given to Contract Owners before we exercise this right.
For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX K -INCOME
ON DEMAND®
The optional living benefit known as Income ON Demand (“Income ON Demand,” “Benefit,” or “the rider”) was available for all Contracts purchased on or after March 5, 2007 and prior to October 20, 2008 and certain contracts purchased on or after October 20, 2008. The following information applies to your Contract if you elected to participate in Income ON Demand. Income ON Demand is no longer available for sale on new Contracts.
To describe how Income ON Demand works, we use the following definitions:
Income ON Demand Coverage Date:	Your Issue Date if you are at least age 55 at issue, otherwise the first Account Anniversary following your 55th birthday.
Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary beginning on the Income ON Demand Coverage Date; it is equal to 5% of your Income Benefit Base on the date of crediting.
Stored Income Balance:	The amount you may withdraw at any time after age 59 1∕2 without reducing the Benefit.
Income Benefit Base:	The amount used to calculate your Annual Income Amount and your “Income ON Demand Fee” (see “Cost of Income ON Demand”).
You and Your:
The terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest Participant, as described under the sections entitled “Death of Participant Under Income ON Demand with
Single-Life Coverage” and “Death of Participant Under Income ON
Demand with Joint-Life Coverage.” In the case of a non-natural
Participant, these terms refer to the oldest Annuitant.

Upon annuitization, Income ON Demand and any elected optional death benefit automatically terminate.
Income ON Demand allows you to withdraw a guaranteed amount each year, beginning at age 59  1∕ 2, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given year will be stored in the Stored Income Balance and can be withdrawn at any time in the future. The amount you can withdraw each year can be increased or decreased as described below under “Determining Your Stored Income Balance.”
In addition, if you make no withdrawals during the first 10 Account Years, regardless of your age on the Issue Date, we will credit to your Account Value an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. If you are participating in Income ON Demand, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.
You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under Income ON Demand with Single-Life Coverage” and “Death of Participant Under Income ON Demand with Joint-Life Coverage.”
To participate in Income ON Demand, all of your Account Value must be invested in a Designated Fund at all times during the term of Income ON Demand. (The term of Income ON Demand is for life, unless your Income Benefit Base is reduced to zero or Income ON Demand is terminated or cancelled as described in this Appendix under “Cancellation of

Income ON Demand,” “Depleting Your Account Value,” and “Annuitization Under Income ON Demand.”) See “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
Determining Your Income Benefit Base
On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:
●
decreased following any withdrawals you take prior to becoming age 59  1∕2;
●
decreased following any withdrawals you take after becoming age 59  1∕2, if such withdrawal is in excess of the Stored Income Balance at the time of the withdrawal;
●
increased by any step-ups as described under “Step-Up Under Income ON Demand” in this Appendix;
●
increased to the extent you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described in this Appendix under “How Income ON Demand Works”; and
●
increased by any subsequent Purchase Payments you make during the first year following the Issue Date.
Determining Your Stored Income Balance
On the Income ON Demand Coverage Date, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). After the initial Stored Income Balance has been set, your Stored Income Balance:
●
increases by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date,
●
increases on each Account Anniversary by the amount of your Annual Income Amount determined on that Anniversary,
●
decreases by the amount of any withdrawals you take, and
●
decreases by the amount you use in exercising your “one-time” option to increase your Income Benefit Base (described below under “How Income ON Demand Works”).
How Income ON Demand Works
Under the terms of Income ON Demand, you can take withdrawals up to the amount of your Stored Income Balance at any time, subject to the terms and conditions discussed below. If your Account Value is reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die. Although your Stored Income Balance will begin accumulating on the Income ON Demand Coverage Date, you may not begin withdrawing your Stored Income Balance until you are (or, for joint-life coverage, the younger spouse is) at least age 59  1∕2 without reducing your Income Benefit Base. You can continue to withdraw your Stored Income Balance until your Annuity Commencement Date.
Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total Income ON Demand Benefit, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under Income ON Demand” and “Tenth-Year Credit.” Note also that investing in any Fund, other than a Designated Fund, will cancel Income ON Demand as described under “Cancellation of Income ON Demand” in this Appendix.
Your Stored Income Balance can be used in two ways. You can withdraw all or a portion of your Stored Income Balance through partial withdrawals, or you can use all or a portion of your Stored Income Balance to effect a “one-time” increase of your Income Benefit Base.

Withdrawals from your Stored Income Balance can be taken at any time after age 59  1∕2 without affecting your Income Benefit Base. If, at any time after age 59  1∕2 and prior to your Annuity Commencement Date, you make a withdrawal that does not exceed your Stored Income Balance:
●
your Stored Income Balance will be decreased by the amount withdrawn, and
●
the withdrawal will not be subject to surrender charges.
You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. This option may be exercised only once and must occur prior to your Annuity Commencement Date and prior to the later of your tenth Account Anniversary and the Account Anniversary following your 65th birthday. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:
●
your Stored Income Balance will be decreased by the amount used;
●
the amount of Stored Income Balance used will be added to your Income Benefit Base; and
●
your Annual Income Amount will be reset on your next Account Anniversary to equal 5% of the then Income Benefit Base.
After you exercise this “one-time” option, your new Annual Income Amount will be added to your Stored Income Balance on each Account Anniversary, unless and until there is another occurrence (as noted in this section) that changes your Annual Income Amount.
Here is an example of how Income ON Demand works.
Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in Income ON Demand. Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$5,000	→	$5,000
2	$5,000	→	$10,000
3	$5,000	→	$15,000
4	$5,000	→	$20,000
5	$5,000	→	$25,000
6	$5,000	→	$30,000
7	$5,000	→	$35,000
8	$5,000	→	$40,000
9	$5,000	→	$45,000
10	$5,000	→	$50,000

Assume that, immediately prior to your tenth Account Anniversary, you decide to use the full amount of your Stored
Income Balance ($50,000) to increase your Income Benefit Base. Your Income Benefit Base will be increased to
$150,000. Your Annual Income Amount will be $7,500 (5% of your Income Benefit Base). Therefore $7,500 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
11	$7,500	→	$7,500
12	$7,500	→	$15,000
13	$7,500	→	$22,500
14	$7,500	→	$30,000
15	$7,500	→	$37,500

Assume instead that you decide to take a lump sum withdrawal of $50,000, thus depleting your Stored Income
Balance. Your Income Benefit Base will remain at $100,000. Your Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$5,000
12	$5,000	→	$10,000
13	$5,000	→	$15,000
14	$5,000	→	$20,000
15	$5,000	→	$25,000
Withdrawals Under Income ON Demand
Withdrawals After Age 59  1∕2
Starting at age 59  1∕2, you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. Withdrawals taken after you reach age 59  1∕2 are subject to withdrawal charges only to the extent they are in excess of the greatest of:
●
the free withdrawal amount permitted under your Contract,
●
your Stored Income Balance, or
●
your yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).

Here is an example of a partial withdrawal that does not exceed your Stored Income Balance.
Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum withdrawal of $30,000 from the $50,000 in your Stored Income Balance, thus reducing your
Stored Income Balance to $20,000. Your Income Benefit Base will remain at $100,000. Your Annual Income
Amount will remain at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your
Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$5,000	→	$25,000
12	$5,000	→	$30,000
13	$5,000	→	$35,000
14	$5,000	→	$40,000
15	$5,000	→	$45,000
Excess Withdrawals
If you take a withdrawal that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if higher), your Income Benefit Base will be reset to equal the lesser of:
●
the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and
●
the Account Value after the withdrawal.
Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of a withdrawal that exceeds your Stored Income Balance, thus reducing future Annual Income Amounts even if the market has performed well.
Using the facts of the first example, assume that, immediately prior to your tenth Account Anniversary, you decide to take a lump sum payment of $60,000 thus exceeding your Stored Income Balance of $50,000. Assume also that your Account Value immediately prior to the withdrawal is $120,000. Your Income Benefit Base will be reset to the lesser of (a) your old Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance
[$100,000 - ($60,000 - $50,000) = $90,000)] or (b) your new Account Value after the withdrawal ($120,000 -
$60,000 = $60,000) or $60,000. Your new Annual Income Amount will be $3,000 (5% of your Income Benefit Base).
Therefore $3,000 will be added each year to your Stored Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$3,000	→	$3,000
12	$3,000	→	$6,000
13	$3,000	→	$9,000
14	$3,000	→	$12,000
15	$3,000	→	$15,000
Excess withdrawals taken in a down market could even more severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an excess withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value:
Using the facts of the preceding example, assume that your Account Value immediately prior to the withdrawal is
$80,000. Your Income Benefit Base will be reset to equal the lesser of (a) your previous Income Benefit Base reduced by the excess of your withdrawal over the Stored Income Balance [$100,000 - ($60,000 - $50,000) = $90,000)] and (b) your
Account Value immediately after the withdrawal ($80,000 - $60,000 = $20,000) or $20,000. Your new Annual Income
Amount will be $1,000 (5% of your Income Benefit Base). Therefore, only $1,000 will be added each year to your Stored
Income Balance.

Year	Annual Income Amount		Stored Income Balance
	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Additional Withdrawals)
11	$1,000	→	$1,000
12	$1,000	→	$2,000
13	$1,000	→	$3,000
14	$1,000	→	$4,000
15	$1,000	→	$5,000
Withdrawals Prior to Age 59  1∕ 2 (Early Withdrawals)
All withdrawals taken before age 59  1∕2, including any “free withdrawal amounts,” will be considered “early withdrawals” and the Income Benefit Base will be reset to equal the lesser of:
●
the Income Benefit Base prior to the withdrawal reduced by the amount of the withdrawal in excess of the Stored Income Balance (or your yearly Required Minimum Distribution Amount, if higher), and
●
the Account Value after the withdrawal.
Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base.
In addition, withdrawals prior to age 59  1∕2 will also be subject to withdrawal charges, to the extent such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early withdrawals could severely reduce, and even terminate, your benefits under Income ON Demand, including reducing your Account Value to zero and thereby terminating your Contract without value. Here is an example of an early withdrawal taken after the investment performance of the Designated Funds has reduced your Account Value.

Assume that you are age 50 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in Income ON Demand. Your Income Benefit Base is set equal to your initial Purchase Payment on your Issue Date ($100,000), but benefits under Income ON Demand do not begin to accrue until the first Account
Anniversary after your 55th birthday (your Income ON Demand Coverage Date). Assume also that poor investment performance of your underlying funds has reduced your Account Value to $85,000 by the end of your second
Account Year. At that time, you decide to withdraw $5,000, further reducing your Account Value to $80,000. Your
Income Benefit Base will be reset to $80,000 which is the lesser of (1) your previous Income Benefit Base reduced by the amount of the withdrawal in excess of the Stored Income Balance ($100,000 - $5,000 = $95,000) and (2) your
Account Value immediately after the withdrawal ($85,000 - $5,000 = $80,000). Assuming you take no additional withdrawals prior to your Income ON Demand Coverage Date, your Annual Income Amount will be $4,000 (5% of your Income Benefit Base.)

	Income Benefit Base	Annual Income Amount		Stored Income Balance
Year	(beginning of Account Year)	(Amount Added to Stored Income Balance)		(Cumulative Balance if No Withdrawals Taken)
1	$100,000	$0	→	$0
2	$100,000	$0	→	$0
3	$80,000	$0	→	$0
4	$80,000	$0	→	$0
5	$80,000	$0	→	$0
6	$80,000	$4,000	→	$4,000
7	$80,000	$4,000	→	$8,000
8	$80,000	$4,000	→	$12,000
9	$80,000	$4,000	→	$16,000
10	$80,000	$4,000	→	$20,000
In addition to reducing your benefits under Income ON Demand, any withdrawal before age 59  1∕2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.
Depleting Your Account Value
If your Account Value is reduced to zero immediately following an “excess withdrawal” or an “early withdrawal” (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with Income ON Demand, will end.
If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than excess or early withdrawals, your Income Benefit Base will not be reduced. Your Contract will therefore end, but Income ON Demand will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive annual payments. These payments will be equal to 5% of the amount of your Income Benefit Base, as determined on that day and increased (if you choose) by any remaining Stored Income Balance as described below. These payments will begin on the first Account Anniversary after your Account Value goes to zero and continue for as long as you live. If you elected joint-life coverage, the payments will continue until the death of both you and your spouse as described in this Appendix under “Death of Participant Under Income ON Demand with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:
(a)
taking a lump sum withdrawal of your remaining Stored Income Balance,
(b)
using the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”), if you have not already exercised this one-time option as described in this Appendix under “How Income ON Demand Works,” or
(c)
using a combination of (a) and (b).

Because the Contract has ended, a lump sum withdrawal will not be subject to any withdrawal charges. You should be aware, however, that a lump sum withdrawal could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.
Cost of Income ON Demand
If you elected Income ON Demand, we will deduct a quarterly fee from your Account Value (“Income ON Demand Fee”). The Income ON Demand Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Income Benefit Base. This percentage rate will equal 0.1625% of your Income Benefit Base on the last day of the Account Quarter, if you elected single-life coverage (0.2125% for joint-life coverage). The maximum Income ON Demand Fee you can pay in any one Account Year is equal to 0.65% of the highest Income Benefit Base at any point in that Account Year, if you elected single-life coverage (0.85% for joint-life coverage).
Your Income ON Demand Fee will not change during an Account Year, unless you take one of the following specific actions:
●
If you make an additional Purchase Payment during your first Account Year, you will increase your Income Benefit Base and thus your Income ON Demand Fee.
●
If you take advantage of the one-time option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base and thus your Income ON Demand Fee.
●
If you make a withdrawal prior to age 59  1∕2 or a withdrawal in excess of your Stored Income Balance, you will decrease your Income Benefit Base and thus your Income ON Demand Fee.
The investment performance of the Designated Funds will not affect your Income ON Demand Fee during an Account Year. However, as stated in this Appendix under “Step-Up Under Income ON Demand,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary. That would also increase your Income ON Demand Fee.
We will continue to deduct the Income ON Demand Fee until you annuitize your Contract, your Account Value reduces to zero, or your Income ON Demand Benefit is cancelled as described under “Cancellation of Income ON Demand” in this Appendix.
Tenth-Year Credit
If you make no withdrawals during your first ten Account Years, on your tenth Account Anniversary, we will credit your Account Value with an amount equal to the excess, if any, of your total Purchase Payments over your then Account Value. Your Income Benefit Base will not change. This tenth-year credit will be allocated to the Designated Fund in which you are invested at the time.
Step-Up Under Income ON Demand
Regardless of your age on the Issue Date, on each Account Anniversary prior to your Maximum Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:
●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)
●
Your Account Value less your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Income ON Demand Coverage Date and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)

If you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the Income ON Demand Fee on newly issued Contracts. If we are no longer issuing Contracts with the Income ON Demand rider then the percentage rate we use to calculate your Income ON Demand Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.
●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your Income ON Demand Fee will remain unchanged and we will automatically step-up your Income Benefit Base.
●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your Income ON Demand Fee and step-up Income ON Demand. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups under Income ON Demand will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.
At the time of step-up, the step-up will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.
Joint-Life Coverage
On the Issue Date, you had the option of electing Income ON Demand with single-life coverage or, for a higher Income ON Demand Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.
Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole beneficiary on the Issue Date and remains the sole beneficiary while Income ON Demand is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while Income ON Demand is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under Income ON Demand with Joint-Life Coverage” in this Appendix.
If you have elected joint-life coverage, the Income On Demand Coverage Date will be your Issue Date if the younger spouse is at least age 55 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 55 if the younger spouse is less than age 55 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the Income On Demand Coverage Date, your Annual Income Amount will be calculated and begin accumulating. If withdrawals of the Stored Income Balance are taken before the date the younger spouse attains (or would have attained) age 59  1∕2, the withdrawal will be considered an “early withdrawal,” and the Income Benefit Base will be reduced.
The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, the Income ON Demand benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as Income ON Demand is in effect, regardless of any change in life events.

If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.
Joint-life coverage may not be available on all Contracts.
Cancellation of Income ON Demand
Should you decide that Income ON Demand is no longer appropriate for you, you may cancel it at any time. Upon cancellation, all benefits and charges under Income ON Demand shall cease. Once cancelled, the Rider cannot be reinstated.
Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Income ON Demand will be cancelled automatically:
●
if any Purchase Payment is allocated to an investment option other than a Designated Fund; or
●
if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.
A change of ownership of the Contract may also cancel Income ON Demand.
Death of Participant Under Income ON Demand with Single-Life Coverage
If you selected single-life coverage, Income ON Demand terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance. If your surviving spouse is the sole Beneficiary and elects to continue the Contract, your spouse has the additional option of electing to participate in a new Income ON Demand Rider on the original Contract (assuming that, at the time of such election, Income ON Demand is available to new Participants and your surviving spouse meets certain eligibility requirements). If the surviving spouse makes such election:
●
the new Account Value will be the greater of the Stored Income Balance on the original Contract or the Death Benefit;
●
the new Income ON Demand Fee will be set by us based on market conditions at the time and may be higher than the current Income ON Demand Fee;
●
the new Income Benefit Base will be equal to the Account Value after any Death Benefit has been credited; and
●
the new Stored Income Balance will be reset to zero.
Death of Participant Under Income ON Demand with Joint-Life Coverage
If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in Income ON Demand, the provisions of the section in this Appendix titled “Death of Participant Under Income ON Demand with Single-Life Coverage” will apply.
If you purchased joint-life coverage and one of the Participants dies, Income ON Demand will continue, provided that the surviving spouse, as the sole beneficiary, continues the Contract. In such case:
●
the new Account Value will be equal to the Death Benefit;
●
the Stored Income Balance will remain unchanged;
●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under Income ON Demand” in this Appendix);

●
on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and
●
the Income ON Demand fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.
At the death of the surviving spouse, the Contract, including Income ON Demand, terminates.
If you purchased joint life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Annuitization Under Income ON Demand
Under the terms of Income ON Demand, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:
(1)
surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater),
(2)
annuitize your Account Value under one of the then currently available Annuity Options, or
(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.
If you make no election, we will default your choice to option 3.
If your Account Value has been reduced to zero (other than as a result of an “early withdrawal” or an “excess withdrawal”), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.
Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Income ON Demand. When you elect to participate in Income ON Demand, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefits under Income ON Demand, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under Income ON Demand as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in Income ON Demand, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
If there is any change to the current Code or IRS rules governing the timing or determination of RMD Amounts (including, but not limited to, amendments to the current IRS regulations or the issuance of IRS guidance), we reserve the right, in our sole discretion, to reduce your Stored Income Balance and your Income Benefit Base, or both of these amounts, per the terms of the Income ON Demand Rider regarding excess withdrawals (see “Withdrawals Under Income

ON Demand”), when a Yearly RMD Amount withdrawn from your Contract exceeds your Stored Income Balance. Notice will be given to Contract Owners before we exercise this right.
For further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX L -INCOME
ON DEMAND® II
The optional living benefit known as Income ON Demand II (“IOD II” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II. IOD II is no longer available for sale on new Contracts.
To describe how IOD II works, we use the following definitions:
Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to 5% of your Income Benefit Base on the date of crediting.
Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.
Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).
Fee Base:	The amount used to calculate your “IOD II Fee” (see “Cost of IOD II”).
First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.
Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II.
Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II.
Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.
You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under IOD
II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II and any elected optional death benefit automatically terminate.
IOD II allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. Any amount that you do not withdraw in a given Account Year will remain in the Stored Income Balance and can be withdrawn at any time in the future.
If you are participating in IOD II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.
To participate in IOD II, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II. (The term of IOD II is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II are terminated or cancelled as described in this Appendix under “Cancellation of IOD II,” “Depleting Your Account Value,” and “Annuitization Under IOD II.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.

You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II with Single-Life Coverage” and “Death of Participant Under IOD II with Joint-Life Coverage.”
Determining Your Income Benefit Base
On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:
●
increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II” in this Appendix;
●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Works” in this Appendix;
●
increased by any subsequent Purchase Payments you make during the first year following the Issue Date;
●
decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and
●
decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.
Determining Your Stored Income Balance
At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:
●
increased by 5% of any subsequent Purchase Payments you make during the first year following the Issue Date;
●
increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;
●
decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;
●
decreased to $0 if you take an Excess Withdrawal;
●
decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and
●
decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described under “How IOD II Works”).
How IOD II Works
Under the terms of IOD II, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.
Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:
●
your Stored Income Balance will be decreased by the amount withdrawn; and
●
the withdrawal will not be subject to withdrawal charges.
You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:
●
your Stored Income Balance will be decreased by the amount used;
●
the amount of your Stored Income Balance used will be added to your Income Benefit Base; and
●
your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.
Here is an example of how IOD II works:
Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income
Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore, $5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000
During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your
Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (5% of your Income Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.
Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored
Income Balance to $0. On your next Account Anniversary your Income Benefit Base will remain at $100,000 and your
Annual Income Amount remains at $5,000 (5% of your Income Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further in this Appendix under “Withdrawals Under IOD II.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II as described under “Cancellation of IOD II” in this Appendix.
Withdrawals Under IOD II
Withdrawals After Your First Withdrawal Date
Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.
Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:
●
the free withdrawal amount permitted under your Contract;
●
your Stored Income Balance; or
●
your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).
Excess Withdrawals
If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:
Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB
Where:
IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.
WD	=	The amount of the Excess Withdrawal.
SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.
AV	=	Your Account Value immediately prior to the Excess Withdrawal.
Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.

Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of
$50,000, exceeding your Stored Income Balance. Assume that, due to poor investment performance during the fifth
Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000
Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.
Early Withdrawals
All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:
Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV
Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV
Where:
IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.
SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.
WD	=	The amount of the Early Withdrawal.
AV	=	Your Account Value immediately prior to the Early Withdrawal.
Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.
In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II, including reducing your Account Value to zero and thereby terminating your Contract without value.
In addition to reducing your benefits under IOD II, any withdrawal before age 59  1∕2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.

Depleting Your Account Value
If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II will end.
If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to 5% of the amount of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:
(a)
withdrawing your remaining Stored Income Balance;
(b)
applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or
(c)
using a combination of (a) and (b).
Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.
Cost of IOD II
If you elected IOD II, we will deduct a quarterly fee from your Account Value (“IOD II Fee”). The IOD II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.1625 % of your Fee Base on that day, if you elected single-life coverage (0.2125% for joint-life coverage). On an annual basis, the IOD II Fee is equal to 0.65% of your Fee Base if you elected single-life coverage (0.85% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts.
During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Fee may increase, it will never decrease.
For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.
If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:
Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB

If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:
Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV
Where:
Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.
WD	=	The amount of the Early/Excess Withdrawal.
SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.
AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.
Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.
Here is an example of how we calculate your Fee Base:
Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income
Benefit Base is equal to your initial Purchase Payment on your Issue Date. At issue, your Annual Income Amount is
$5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year.

During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit
Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee
Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored
Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000

Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth Account
Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual Income Amount
($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000
On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.
Your IOD II Fee will not change during an Account Year, unless you take one of the following specific actions:
●
If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Fee.
●
If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Fee.
In addition, on your Account Anniversary, the IOD II Fee may also change if we increase the percentage used to calculate the IOD II Fee as described below under “Step-Up Under IOD II.”
The investment performance of the Designated Funds will not affect your IOD II Fee during an Account Year. However, as stated below under “Step-Up Under IOD II,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Fee.
We will continue to deduct the IOD II Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II are cancelled as described under “Cancellation of IOD II” in this Appendix.
Step-Up Under IOD II
Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:
●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)
●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)
Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II, then the percentage rate we use to calculate your IOD II Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.
●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Fee will remain unchanged and we will automatically step-up your Income Benefit Base.
●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.
At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.
Here are examples of how step-up works under a few different circumstances:
Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your
Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000,
respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000)
since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.
On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.
Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.
If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:
Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.
On the Account Anniversary (after step-up):
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.
Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:
Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.
On the Account Anniversary (after step-up):
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.
Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.
Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	=	$108,000
(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	=	$67,787
					$99,000 - $5,000
	The total adjustment	=	$113,000	-	$67,787	=	$45,213
Joint-Life Coverage
On the Issue Date, you have the option of electing IOD II with single-life coverage or, for a higher IOD II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.
Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II with Joint-Life Coverage” in this Appendix.
If you have elected joint-life coverage, the Stored Income Period will begin on your Issue Date if the younger spouse is at least age 50 on the Issue Date. Otherwise it will begin on the first Account Anniversary after the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.
The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.
If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.
Joint-life coverage may not be available on all Contracts.
Cancellation of IOD II
Should you decide that IOD II is no longer appropriate for you, you may cancel IOD II at any time. Upon cancellation, all benefits and charges under IOD II shall cease. Once cancelled, IOD II cannot be reinstated.
Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II will be cancelled automatically:
●
if any Purchase Payment is allocated to an investment option other than a Designated Fund; or
●
if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.
IOD II will also be cancelled for any of the following:
●
upon a termination of the Contract;
●
upon annuitization*; or
●
your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*
Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.
A change of ownership may also cancel your benefits under IOD II.
Death of Participant Under IOD II with Single-Life Coverage
If you elected single-life coverage, IOD II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.
Death of Participant Under IOD II with Joint-Life Coverage
If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II, the provisions of the section titled “Death of Participant Under IOD II with Single-Life Coverage” will apply.

If you purchased joint-life coverage and one of the Participants dies, IOD II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:
●
the new Account Value will be equal to the Death Benefit;
●
the Stored Income Balance will remain unchanged;
●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II”);
●
on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and
●
the percentage rate of the IOD II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.
At the death of the surviving spouse, the Contract, including IOD II, terminates.
If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Annuitization Under IOD II
Under the terms of IOD II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:
(1)
surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);
(2)
annuitize your Account Value under one of the Annuity Options available on that date; or
(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.
If you make no election, we will default your choice to option 3.
If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.
Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II. When you elect to participate in IOD II, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.

Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX M -INCOME
ON DEMAND® II PLUS
The optional living benefit known as Income ON Demand II Plus (“IOD II Plus” or “the rider”) was available for Contracts purchased on or after October 20, 2008 and prior to February 17, 2009. The following information applies to your Contract if you elected to participate in IOD II Plus. IOD II Plus is no longer available for sale on new Contracts.
Income ON Demand II Plus provides an annual income guarantee for life. In early years, you can increase your guarantee if you defer withdrawals. In later years, you can store the annual guarantee amounts not withdrawn. To describe how IOD II Plus works, we use the following definitions:
Annual Income Amount:	An amount equal to your current Income Benefit Base multiplied by 5%, calculated on each Account Anniversary.
Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.
Excess Withdrawal:
Any withdrawal taken after your First Withdrawal Date that (a) when added to all prior withdrawals taken in that Account Year, exceeds the Annual Income Amount
(or your Required Minimum Distribution Amount, if greater) while in the IOD II
Plus Bonus Period or (b) exceeds your Stored Income Balance (or your Required
Minimum Distribution Amount, if greater) while in the Stored Income Period.

Fee Base:	The amount used to calculate your “IOD II Plus Fee” (see “Cost of IOD II Plus”).
First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.
Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Plus.
IOD II Plus Bonus Base:
The amount on which bonuses are calculated. The IOD II Plus Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups” (described below) and reduced for any Early Withdrawals or any Excess Withdrawals.

IOD II Plus Bonus Period:
A ten-year period commencing on the Issue Date. If you “step-up” IOD II Plus,
(described below) during the IOD II Plus Bonus Period, the IOD II Plus Bonus
Period is extended to ten years from the date of the step-up.

Stored Income Balance:	The amount you may withdraw at any time during your Stored Income Period and after your First Withdrawal Date without reducing your benefits under IOD II Plus.
Stored Income Period:
A period beginning on the latest of your first Account Anniversary, the end of your
IOD II Plus Bonus Period, or the first Account Anniversary following your 50th birthday, and ending on your Annuity Commencement Date.

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under
IOD II Plus with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Plus and any elected optional death benefit automatically terminate.
IOD II Plus allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The amount you can withdraw, in any one year, is based on 5% of your Income Benefit Base. If you make no withdrawals (including Required Minimum Distribution Amounts) in an Account Year during your IOD II Plus Bonus Period, we will increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base.
You may choose to end the current Bonus Period at any time as long as you are at least age 50. The Stored Income Period will begin on the first Account Anniversary following your election. You can elect to end the Bonus Period by notifying us by written request, mailed to our Service Address.
After your IOD II Plus Bonus Period ends and your Stored Income Period begins, we will not increase your Income Benefit Base by an amount equal to 7% of your IOD II Plus Bonus Base. Instead, your Annual Income Amount will be added each year to your Stored Income Balance.
If you are participating in IOD II Plus, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.
To participate in IOD II Plus, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Plus. (The term of IOD II Plus is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Plus are terminated or cancelled as described in this Appendix under “Cancellation of IOD II Plus,” “Depleting Your Account Value,” and “Annuitization Under IOD II Plus.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are as shown in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
You also have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail in this Appendix under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Plus with Single-Life Coverage” and “Death of Participant Under IOD II Plus with Joint-Life Coverage.”
Determining Your Income Benefit Base
On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:
●
increased on each Account Anniversary by any applicable bonus amount during the IOD II Plus Bonus Period;
●
increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD II Plus” in this Appendix;
●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD II Plus Works” in this Appendix;
●
increased by any subsequent Purchase Payments you make during the first year following the Issue Date;
●
decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and
●
decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.
Determining Your Stored Income Balance
At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (i.e., 5% of your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:
●
increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;
●
decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;
●
decreased to $0 if you take an Excess Withdrawal;

●
decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and
●
decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Plus Works”).
How IOD II Plus Works
During the IOD II Plus Bonus Period
During the IOD II Plus Bonus Period, in each year that you do not take a withdrawal, your Income Benefit Base will be increased by an amount equal to 7% of your IOD II Plus Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Income Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under IOD II Plus.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under IOD II Plus” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Income Amount, during this period, is not cumulative. Any unused portion of your Annual Income Amount in any Account Year, during the IOD II Plus Bonus Period cannot be applied to a future year.
During each Account Year, beginning on your First Withdrawal Date, you can take withdrawals totaling up to the amount of your Annual Income Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.
During the Stored Income Period
During the Stored Income Period on each Account Anniversary, your Annual Income Amount is added to your Stored Income Balance. You can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. If your Account Value is reduced to zero(other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.
Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:
●
your Stored Income Balance will be decreased by the amount withdrawn; and
●
the withdrawal will not be subject to withdrawal charges.
You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:
●
your Stored Income Balance will be decreased by the amount used;
●
the amount of your Stored Income Balance used will be added to your Income Benefit Base; and
●
your new Annual Income Amount on your next Account Anniversary will equal 5% of your new Income Benefit Base.

Here is an example of how IOD II Plus works:
Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elect to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.)
Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. You decide to remain in the
IOD II Plus Bonus Period for two years. The IOD II Plus Bonus Base is $100,000 for year one and year two. The bonus amount is 7% of the IOD II Plus Bonus Base. You wait until your third Account Year before you begin your
Stored Income Period. At issue, your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year, except for the bonus which occurs at the end of the
Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
1	$100,000	$100,000	$5,000	$7,000	$0
2	$100,000	$107,000	$5,350	$7,000	$0
3	$100,000	$114,000	$5,700	n/a	$5,700
4	$100,000	$114,000	$5,700	n/a	$11,400
During your fifth Account Year, you use the full amount of your Stored Income Balance ($17,100) to increase your
Income Benefit Base thereby reducing your Stored Income balance to $0. On your next Account Anniversary, your
Income Benefit Base of $114,000 will be increased to $131,100 and your Annual Income Amount will be $6,555
(5% of your Income Benefit Base). Therefore $6,555 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Bonus Amount	Stored Income Balance
5	$100,000	$114,000	$5,700	n/a	$17,100
6	$100,000	$131,100	$6,555	n/a	$6,555
7	$100,000	$131,100	$6,555	n/a	$13,110
8	$100,000	$131,100	$6,555	n/a	$19,665
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.
Assume instead that, during your fifth Account Year, you take a withdrawal of $17,100, thereby reducing your Stored
Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $114,000 and your Annual Income Amount remains at $5,700 (5% of your Income Benefit Base). Therefore $5,700 will be added each year to your Stored Income Balance unless your Annual Income Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$17,100	$0
6	$82,900	$114,000	$5,700	$0	$5,700
7	$82,900	$114,000	$5,700	$0	$11,400
8	$82,900	$114,000	$5,700	$0	$17,100
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.
Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under IOD II Plus.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Plus as described under “Cancellation of IOD II Plus” in this Appendix.

Withdrawals Under IOD II Plus
Withdrawals After Your First Withdrawal Date
Your First Withdrawal Date may occur during either your IOD II Plus Bonus Period or your Stored Income Period. If your First Withdrawal Date occurs during the IOD II Plus Bonus Period, you may take withdrawals up to your Annual Income Amount each year without reducing your future Annual Income Amount. Each withdrawal will reduce your Annual Income Amount for that year by the full amount of that withdrawal. You will not be eligible for a 7% bonus during any Account Year in which you have taken a withdrawal. If your First Withdrawal Date occurs during your Stored Income Period, withdrawals, up to the amount of your Stored Income Balance, will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the example above.
Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:
●
the free withdrawal amount permitted under your Contract;
●
either your Annual Income Amount (during the IOD II Plus Bonus Period) or your Stored Income Balance (during the Stored Income Period); or
●
your Yearly Required Minimum Distribution Amount (subject to conditions discussed in this Appendix under “Certain Tax Provisions”).
Excess Withdrawals
An Excess Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. During the IOD II Plus Bonus Period, if you take an Excess Withdrawal, both your Income Benefit Base and your IOD II Plus Bonus Base will be reduced according to the following formulas:
Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - AIA
Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV - AIA
Where:
IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.
BB	=	Your IOD II Plus Bonus Base immediately prior to the Excess Withdrawal.
WD	=	The amount of the Excess Withdrawal.
AIA	=	Your remaining Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.
AV	=	Your Account Value immediately prior to the Excess Withdrawal.
During the Stored Income Period, if you take an Excess Withdrawal, your Stored Income Balance will be reduced to zero. In addition, your Income Benefit Base will be reduced according to the following formula:
Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB
Where:
IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.
WD	=	The amount of the Excess Withdrawal.

SB	=	Your Stored Income Balance immediately prior to the Excess Withdrawal (or your Required Minimum Distribution Amount, if greater).
AV	=	Your Account Value immediately prior to the Excess Withdrawal.
Your Annual Income Amount will be recalculated on your next Account Anniversary based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal.
Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of
$50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth
Account Year, your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $62,551 as shown below and your new Annual Income Amount will be 5% of your new Income
Benefit base ($3,128). The Annual Withdrawal Amount of $3,128 will be added to your Stored Income Balance.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$114,000	$5,700	$50,000	$0
6	$50,000	$62,551	$3,128	$0	$3,128
7	$50,000	$62,551	$3,128	$0	$6,2561
8	$50,000	$62,551	$3,128	$0	$9,384
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$114,000 x	($90,000 - $50,000)	= $62,551
$90,000 - $17,100
Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.
Early Withdrawals
An Early Withdrawal can occur during the IOD II Plus Bonus Period or the Stored Income Period. Any withdrawals, including any “free withdrawal amounts,” taken before the First Withdrawal Date are Early Withdrawals. If an Early Withdrawal occurs during your IOD II Plus Bonus Period, your Annual Income Amount will be reduced by the full amount of the withdrawal. In addition, your IOD II Plus Bonus Base will be reduced according to the following formula:
Your new IOD II Plus Bonus Base	=	BB x	(	AV - WD	)
AV
If the Early Withdrawal occurs during the Stored Income Period, your Stored Income Balance will be reduced using the following formula:
Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV
In either the IOD II Plus Bonus Period or Stored Income Period, your new Income Benefit Base will equal:
Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV
Where:
IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.

BB	=	Your IOD II Plus Bonus Base immediately prior to the Early Withdrawal.
SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.
WD	=	The amount of the Early Withdrawal.
AV	=	Your Account Value immediately prior to the Early Withdrawal.
Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.
In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Plus, including reducing your Account Value to zero and thereby terminating your Contract without value.
In addition to reducing your benefits under IOD II Plus, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.
Depleting Your Account Value
If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance (if any), your IOD II Plus Bonus Base (if any), and your Income Benefit Base will all be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Plus, will end.
If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end, but you will be entitled to receive annual payments as follows.
If you were in the IOD II Plus Bonus Period on the day the Account Value was reduced to zero, regardless of your age, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base each year for as long as you live.
If you were in the Stored Income Period on the day the Account Value was reduced to zero, you will be entitled to receive annual amounts equal to 5% of your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Plus with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:
(a)
withdrawing your remaining Stored Income Balance;
(b)
applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or
(c)
using a combination of (a) and (b).
Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.
Cost of IOD II Plus
If you elected IOD II Plus, we will deduct a quarterly fee from your Account Value (“IOD II Plus Fee”). The IOD II Plus Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage).

On an annual basis, the IOD II Plus Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts.
During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. During the IOD II Plus Bonus Period, your new Fee Base will be reset to equal your Income Benefit Base, if your Income Benefit Base is higher than your current Fee Base. During the Stored Income Period, your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Plus Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Plus Fee may increase, it will never decrease.
For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries, if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.
If you take an Excess Withdrawal during your IOD II Plus Bonus Period, your Fee Base will be decreased by the following formula:
Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - AIA
If you take an Excess Withdrawal during your Stored Income Period, your IOD II Plus Fee Base will be decreased by the following formula:
Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB
If you take an Early Withdrawal, your IOD II Plus Fee Base will be decreased by the following formula:
Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV
Where:
Fee Base	=	Your IOD II Plus Fee Base immediately prior to the Early/Excess Withdrawal.
WD	=	The amount of the Early/Excess Withdrawal.
SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.
AIA	=	Your Annual Income Amount immediately prior to the Excess Withdrawal minus any prior partial withdrawals taken during the current Account Year.
AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.
Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base:
Assume that you are age 60 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Plus with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.)
Your Income Benefit Base is equal to your initial Purchase Payment ($100,000) on your Issue Date. Your IOD II Plus
Bonus Base is equal to your initial Purchase Payment ($100,000). At issue, your Annual Income Amount is $5,000
(5% of your Income Benefit Base). You wait until your third Account Year before you elect to begin your Stored
Income Period. During the IOD II Plus Bonus Period, in years that withdrawals are not taken, your Income Benefit
Base increases by 7% of your IOD II Plus Bonus Base (assuming no step-up). At the beginning of your Stored
Income Period, Year 3, your Annual Income Amount has increased to $5,700. All values are shown as of the beginning of the Account Year unless otherwise stated.

During the IOD II Plus Bonus Period (Account Years 1and 2), the Fee Base is set equal to your Income Benefit Base.
During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income
Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($114,000)
plus the Stored Income Balance ($11,400) less your Annual Income Amount ($5,700) if that amount ($119,700) is greater than the previous Fee Base ($114,000).

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
1	$100,000	$5,000	$0	$0	$0	$100,000
2	$107,000	$5,350	$0	$0	$0	$107,000
3	$114,000	$5,700	$5,700	$0	$5,700	$114,000
4	$114,000	$5,700	$11,400	$0	$11,400	$119,700
Assume, instead, that in your fourth Account Year you take an $11,400 withdrawal. At the beginning of your fifth
Account Year, your Income Benefit Base ($114,000) plus your Stored Income Balance ($0) less your Annual Income
Amount ($5,700) is less than the current Fee Base ($119,700), so there is no change to the Fee Base as shown below.
In Account Year 7, the Fee Base is reset. Your Income Benefit Base ($114,000) plus your Stored Income Balance
($17,100) less your Annual income Amount ($5,700), results in an amount of $125,400, an amount that is greater than the previous Fee Base ($119,700).

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
4	$114,000	$5,700	$11,400	$11,400	$0	$119,700
5	$114,000	$5,700	$5,700	$0	$5,700	$119,700
6	$114,000	$5,700	$11,400	$0	$11,400	$119,700
7	$114,000	$5,700	$17,100	$0	$17,100	$125,400
On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.
Your IOD II Plus Fee will not change during an Account Year, unless you take one of the following specific actions:
●
If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Plus Fee.
●
If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Plus Fee.
In addition, on your Account Anniversary, the IOD II Plus Fee may also change, if we increase the percentage used to calculate the IOD II Plus Fee as described below under “Step-Up Under IOD II Plus.”

The investment performance of the Designated Funds will not affect your IOD II Plus Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Plus,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Plus Fee.
We will continue to deduct the IOD II Plus Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Plus are cancelled as described under “Cancellation of IOD II Plus” in this Appendix.
Step-Up Under IOD II Plus
You can step-up your Income Benefit Base and IOD II Plus Bonus Base each Account Anniversary prior to your Annuity Commencement Date, provided that you satisfy certain requirements. First, you must meet eligibility requirements:
●
Your Account Value less your Stored Income Balance (if any) must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)
●
If your Contract is in the Stored Income Period, your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base.
●
If your Contract has not started the Stored Income Period, your Highest Quarterly Value during the most recent Account Year must be greater than your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period).
Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Plus Fee on newly issued Contracts. If we are no longer issuing Contracts with IOD II Plus, then the percentage rate we use to calculate your IOD II Plus Fee will be set based upon current market conditions at that time. Significant changes in stock market prices, interest rate fluctuations, and competitive industry trends are among the market conditions we consider in whether to change the fee.
●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Plus Fee will remain unchanged and we will automatically step-up your Income Benefit Base and your IOD II Plus Bonus Base (if applicable).
●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Plus Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.
At the time of step-up prior to the Stored Income Period, we will increase your Income Benefit Base and your IOD II Plus Bonus Base each to an amount equal to the highest adjusted quarterly Account Value, if such amount exceeds your current Income Benefit Base (adjusted for any applicable bonus if the Contract is in the IOD II Plus Bonus Period). If the step-up occurred during the IOD II Plus Bonus Period, your IOD II Plus Bonus Period will be renewed for another 10-year period.
At the time of step-up during the Stored Income Period, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if such amount exceeds your current Income Benefit Base. After the step-up, your Annual Income Amount will be 5% of your new Income Benefit Base.
Below are examples of how step-up works under a few different circumstances.

Assume that you are 60 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Plus with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base and your IOD II Plus Bonus Base are equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). The example assumes you are in the IOD II Plus Bonus Period.

In each of the five examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made.
The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.
No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Both your new Income Benefit Base and IOD II Plus Bonus
Base are set to equal $113,000 since that amount exceeds your previous Income Benefit Base increased by 7% of your
IOD II Plus Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,650	$113,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$113,000
Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.
If you make an additional Purchase Payment during your first Account Year, your Account Value, your Income Benefit Base, and your IOD II Plus Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up and assumes that you are in the IOD II Plus Bonus Period:
Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$163,500	Highest Quarterly Value (after adjustments).
New Annual Income Amount =	$8,150	$163,500 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$163,000
Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up and assumes you are in the IOD II Plus Bonus Period:
Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$5,450	$109,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$109,000
Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.
Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Income Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base and your IOD II Plus Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarterly Account Values are first reduced by the amount of the Annual Income Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.) The example assumes you are in the IOD II Plus Bonus Period.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$45,213	$67,707	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter		n/a (since you are in the IOD II Plus Bonus Period)
Step-up comparison		Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	n/a	(since you are in the IOD II Plus Bonus Period)
New IOD II Plus Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000	= $108,000
(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	= $67,787
					$99,000 - $5,000
	The total adjustment	=	$113,000	-	$67,787	= $45,213

Using the facts of the above example where no withdrawals or additional premiums have taken place, assume that for
Account Year 2 you have elected to begin the Stored Income Period. As stated in the above example the Income
Benefit Base is $113,000 beginning of Account Year 2. Your Annual Income Amount is $5,650 (5% of your Income
Benefit Base). Because you have elected to begin the Stored Income Period, your Stored Income Balance is initially equal to your Annual Income Amount ($5,650).

The Account Values on each of your four Account Quarters for Account Year 2 are $105,000, $111,000, $116,000,
and $120,000, respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $120,000. Your new Income
Benefit Base is set to equal $114,350 ($120,000 - $5,650) since that amount exceeds your previous Income Benefit
Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
End of First Quarter	$105,000	n/a	$105,000	$113,000
End of Second Quarter	$111,000	n/a	$111,000	$113,000
End of Third Quarter	$116,000	n/a	$116,000	$113,000
End of Fourth Quarter (before step-up)	$120,000	n/a	$120,000	$113,000
Highest Quarterly Value (after adjustments)			$120,000
Stored Income Balance at end of fourth quarter			$5,650
Step-up comparison	Is ($120,000 - $5,650) greater than $113,000? Yes, so step-up.
On the Contract Anniversary (after step-up)
New Income Benefit Base =	$114,350	Highest Quarterly Value (after adjustments) less the Stored Income Balance
New Annual Income Amount =	$5,718	$114,350 x 5%
New Stored Income Balance =	$11,367
New IOD II Plus Bonus Base =	n/a	No longer applicable for the Stored Income Period
Please note: The end of the fourth Account Quarter and the Contract Anniversary are the same day. We only make the distinction to separate values before and after step-up.
Joint-Life Coverage
On the Issue Date, you have the option of electing IOD II Plus with single-life coverage or, for a higher IOD II Plus Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.
Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while IOD II Plus is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Plus is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Plus with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the IOD II Plus Bonus Period and the Stored Income Period are determined based on the age of the younger spouse if the younger spouse attains (or would have attained) age 50. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) On the first day of the Stored Income Period, your Annual Income Amount will be added to your Stored Income Balance. The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59 at issue. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59.
The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Plus continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.
If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to store income and in light of the higher fee for joint-life coverage.
Joint-life coverage may not be available on all Contracts.
Cancellation of IOD II Plus
Should you decide that IOD II Plus is no longer appropriate for you, you may cancel IOD II Plus at any time. Upon cancellation, all benefits and charges under IOD II Plus shall cease. Once cancelled, IOD II Plus cannot be reinstated.
Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Plus will be cancelled automatically:
●
if any Purchase Payment is allocated to an investment option other than a Designated Fund; or
●
if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.
IOD II Plus will also be cancelled for any of the following:
●
upon a termination of the Contract;
●
upon annuitization*; or
●
your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.
●
Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE – ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.

*
Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.
A change of ownership may also cancel your benefits under IOD II Plus.
Death of Participant Under IOD II Plus with Single-Life Coverage
If you elected single-life coverage, IOD II Plus terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance, if any.

Death of Participant Under IOD II Plus with Joint-Life Coverage
If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Plus, the provisions of the section titled “Death of Participant Under IOD II Plus with Single-Life Coverage” will apply.
If you purchased joint-life coverage and one of the Participants dies, IOD II Plus will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:
●
the new Account Value will be equal to the Death Benefit;
●
the Stored Income Balance, if any, will remain unchanged;
●
the Income Benefit Base and the IOD II Plus Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Plus” in this Appendix);
●
on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by 5%; and
●
the percentage rate of the IOD II Plus Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.
●
At the death of the surviving spouse, the Contract, includingIOD II Plus, terminates.
If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Annuitization Under IOD II Plus
Under the terms of IOD II Plus, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:
(1)
surrender your Contract and receive the greater of your Cash Surrender Value or your Stored Income Balance, if any;
(2)
annuitize your Account Value under one of the Annuity Options available on that date; or
(3)
(a) receive the remaining Stored Income Balance, if any, in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than 5% of your then current Income Benefit Base.
If you make no election, we will default your choice to option 3.
If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.
Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Plus. When you elect to participate in IOD II Plus, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Plus as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Plus, we reduce your Account Value and your Stored Income

Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX N -RETIREMENT
INCOME ESCALATORSM II
The optional living benefit known as Retirement Income Escalator II (“RIE II”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in RIE II, the following information applies to your Contract. RIE II is no longer available for sale on new Contracts.
If you purchased your Contract prior to February 17, 2009, and elected to participate in RIE II, your Lifetime Withdrawal Percentage (defined below) is different from the Lifetime Withdrawal Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Withdrawal Amount,” “Step-Up Under RIE II,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under RIE II,” the fee charged for your RIE II is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of RIE II” in this Appendix.)
RIE II provides an annual income guarantee for life. You can withdraw up to a guaranteed amount each year and, provided you meet certain requirements, we will continue to send you the guaranteed amount even if your Account Value should go to zero. Your income amount will not decrease, provided that your withdrawals do not exceed the guaranteed amount in any year. In general, the longer you wait for your first withdrawal under RIE II, the larger the guaranteed Annual Withdrawal Amount. To describe how RIE II works, we use the following definitions:
Annual Withdrawal Amount:
The total guaranteed amount available for withdrawal each Account Year during your life, provided that you comply with certain conditions. The
Annual Withdrawal Amount is equal to your current Withdrawal Benefit
Base multiplied by your Lifetime Withdrawal Percentage. (You should be aware that certain actions you take could significantly reduce the amount of your Annual Withdrawal Amount.)

Early Withdrawal:	Any withdrawal taken prior to your RIE II Coverage Date.
Excess Withdrawal:	Any withdrawal taken after your RIE II Coverage Date that exceeds your Annual Withdrawal Amount (or your Required Minimum Distribution Amount, if greater).
Lifetime Withdrawal Percentage:	The percentage used to calculate your Annual Withdrawal Amount.
RIE II Bonus Base:
The amount on which bonuses are calculated. The RIE II Bonus Base is equal to the sum of your Purchase Payments, increased by any “step-ups”
(described below) and reduced proportionately by any withdrawal taken prior to your RIE II Coverage Date or any Excess Withdrawals (see “Excess
Withdrawals” under “Withdrawals Under RIE II”).

RIE II Bonus Period:
A ten-year period commencing on the Issue Date and ending on your tenth
Account Anniversary. If you “step up” RIE II (described below) during the
RIE II Bonus Period, the RIE II Bonus Period is extended to ten years from the date of the step-up.

RIE II Coverage Date:	Your Issue Date if you are at least age 59 at issue; otherwise, the first Account Anniversary after you attain age 59.
Withdrawal Benefit Base:	The amount used to calculate (1) your Annual Withdrawal Amount and (2) your “RIE II Fee” (see “Cost of RIE II”).

You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of
Participant Under RIE II with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, RIE II and any elected optional death benefit automatically terminate.
RIE II allows you to withdraw a guaranteed amount of money each year, beginning on your RIE II Coverage Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected). Your right to take withdrawals under RIE II continues regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. After your RIE II Coverage Date, the amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Withdrawal Benefit Base, depending upon your age (or the younger spouse’s age in case of joint-life coverage) on the date of your first withdrawal.
In addition, if you make no withdrawals in an Account Year during your RIE II Bonus Period, we will increase your Withdrawal Benefit Base by an amount equal to 7% of your RIE II Bonus Base. The RIE II Bonus Period is a 10-year period commencing on your Issue Date. The period will be extended for an additional 10 years commencing on each step-up of the Withdrawal Benefit Base (see “Step-Up Under RIE II” in this Appendix), provided that the step-up occurs during the RIE II Bonus Period.
If you are participating in RIE II, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submitted will be returned to you.
To participate in RIE II, all of your Account Value must be invested in one or more of the Designated Funds at all times during the term of RIE II. (The “term” of RIE II is for life, unless your Withdrawal Benefit Base is reduced to zero or RIE II is terminated or cancelled as described under “Cancellation of RIE II,” “Depleting Your Account Value,” and “Annuitization Under RIE II” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
Under RIE II, you have the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage,” “Death of Participant Under RIE II with Single-Life Coverage,” and “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.
Determining Your Withdrawal Benefit Base
On the Issue Date, we set your Withdrawal Benefit Base equal to your initial Purchase Payment. Thereafter, your Withdrawal Benefit Base is:
●
increased by any applicable bonuses;
●
increased by any step-ups as described under “Step-Up Under RIE II” in this Appendix;
●
increased by any subsequent Purchase Payments you make during the first year following the Issue Date.
●
decreased following any Early Withdrawals you take as described under “Early Withdrawals” in this Appendix; and
●
decreased following any Excess Withdrawals you take as described under “Excess Withdrawals” in this Appendix.

Determining Your Annual Withdrawal Amount
Your Annual Withdrawal Amount is first determined when you make your first withdrawal after your RIE II Coverage Date and then on each subsequent Account Anniversary. Your Annual Withdrawal Amount is equal to your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. The Lifetime Withdrawal Percentage depends upon your age at the time you make your first withdrawal after your RIE II Coverage Date as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:
Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.
If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:
Your Age on the Date of the First Withdrawal After Your RIE II Coverage Date*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.
Your Lifetime Withdrawal Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under RIE II” in this Appendix.) An increase in the Lifetime Withdrawal Percentage will increase your Annual Withdrawal Amount.
Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. If your Withdrawal Benefit Base changes after your Annual Withdrawal Amount is determined, your Annual Withdrawal Amount will also change. The new Annual Withdrawal Amount will be effective on the next Account Anniversary and, at that time, will reflect any increases caused by a step-up or a bonus that took place during the prior Account Year and any decreases caused by Excess Withdrawals (described below) that were taken during the prior Account Year. The new Annual Withdrawal Amount will be in effect for all subsequent Account Years, unless and until there is a further change in your Withdrawal Benefit Base.
How RIE II Works
Each Account Year, beginning on your RIE II Coverage Date, you can take withdrawals totaling up to the amount of your Annual Withdrawal Amount, subject to the terms and conditions discussed below. Even if your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), as long as your Withdrawal Benefit Base is greater than zero, you will receive your full Annual Withdrawal Amount every year until you die.
If you defer taking any withdrawals in an Account Year during the RIE II Bonus Period, your Withdrawal Benefit Base will be increased by an amount equal to 7% of your RIE II Bonus Base. However, if this amount is less than the amount you will receive under a step-up, the Withdrawal Benefit Base will instead be increased by the step-up amount, unless there is a fee increase as described under “Step-Up Under RIE II.” In the case of a fee increase, we will notify you in writing, in advance of your Contract Anniversary, and seek your written consent to the step-up and fee increase. If you do take a withdrawal, you are still eligible for step-up. (See “Step-Up under RIE II” in this Appendix.) In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.
Note that the timing and amount of your withdrawals may significantly decrease, and even terminate, your total benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further under “Withdrawals Under RIE II” in this Appendix. Note also that investing in any Fund, other than a Designated Fund, will cancel RIE II, as described under “Cancellation of RIE II” in this Appendix.
Here is an example of how RIE II works. This example assumes that your Contract was purchased on or after February 17, 2009.
Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial
Purchase Payment on your Issue Date. Because you reached age 59 prior to your Issue Date, your RIE II Coverage Date is your Issue Date. You can begin at any time to withdraw up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. During the RIE II Bonus Period, your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each Account Year in which you do not take a withdrawal. By deferring your withdrawals during a RIE II Bonus Period you will increase your Withdrawal Benefit Base, which in turn may maximize your Annual Withdrawal Amount. After the RIE II Bonus Period, you will still be eligible to take your Annual Withdrawal
Amount each year and to step-up your Withdrawal Benefit Base. However, you will no longer be eligible for the 7%
bonus each year. (For convenience, assume that the investment performance on your underlying investments remains constant throughout the life of your Contract, except for Account Year 2.)

Assume that, because of good investment performance of the Designated Funds during Account Year 2, your Account
Value has grown to $125,000 on your second Account Anniversary. Your Contract is, therefore, eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step up your Withdrawal Benefit Base and your RIE
II Bonus Base to $125,000. Your new Annual Withdrawal Amount will be 5% of your new Withdrawal Benefit Base, or
$6,250. Going forward, your new RIE II Bonus Base will be $125,000, unless increased by another step-up or reduced by an Excess Withdrawal, and your RIE II Bonus Period will now end on your 12th Account Anniversary (i.e., ten years after the step-up). All values shown are as of the beginning of the Account Year.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$5,000	$0
2	$100,000	$107,000	$100,000	$5,350	$0
3	$125,000	$125,000	$125,000	$6,250	$0

Assume you take your first withdrawal when you are age 71 in Account Year 7. Using the chart on the previous page, we set your Lifetime Withdrawal Percentage at 5%. Your Annual Withdrawal Amount will be equal to 5% of your
Withdrawal Benefit Base. You can begin withdrawing up to $8,000 each Account Year without reducing your Withdrawal
Benefit Base, as shown in the following table:

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
4	$125,000	$133,750	$125,000	$6,688	$0
5	$125,000	$142,500	$125,000	$7,125	$0
6	$125,000	$151,250	$125,000	$7,563	$0
7	$125,000	$160,000	$125,000	$8,000	$8,000
8	$117,000	$160,000	$125,000	$8,000	$8,000
Assume in Account Year 9, you defer taking a withdrawal. Your Withdrawal Benefit Base will increase by $8,750 which is 7% of your RIE II Bonus Base ($125,000). Your new Annual Withdrawal Amount will be set equal to $8,438, which is
5% of your new Withdrawal Benefit Base ($168,750), as shown below:

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
9	$109,000	$160,000	$125,000	$8,000	$0
10	$109,000	$168,750	$125,000	$8,438	$8,438
Assume that in Account Year 14, you again decide to defer taking a withdrawal. Your Withdrawal Benefit Base will not be increased because you are no longer in the RIE II Bonus Period, as your RIE II Bonus Period ends 10 years after the previous step-up.

Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
11	$100,563	$168,750	$125,000	$8,438	$8,438
12	$92,125	$168,750	$125,000	$8,438	$8,438
13	$83,688	$168,750	$125,000	$8,438	$8,438
14	$75,250	$168,750	$125,000	$8,438	$0
15	$75,250	$168,750	$125,000	$8,438	$8,438
There is no way to know for certain whether forgoing income in one or more years will increase or decrease the total income paid to the Participant over the life of the annuity. Generally speaking, not taking income in a year will increase the Annual Withdrawal Amount during the RIE II Bonus Period due to the bonus and the potential for step-ups. In this way, if you defer taking withdrawals during your early Account Years, you will be able to take larger withdrawals in later Account Years. Your Annual Withdrawal Amount is not, however, cumulative: any unused portion of your Annual Withdrawal Amount in any Account Year cannot be applied to a future year.
The total lifetime payments to the Participant could be more or less depending upon investment performance over the life of the Contract and the age to which the Participant lives. Better investment performance and a longer life span generally make it advantageous to forgo the Annual Withdrawal Amount in a limited number of years.

Withdrawals Under RIE II
Withdrawals After the RIE II Coverage Date
Starting on your RIE II Coverage Date and continuing to your Annuity Commencement Date, you may take withdrawals totaling up to your Annual Withdrawal Amount each Account Year without reducing your Withdrawal Benefit Base. These withdrawals will reduce your Account Value by the amount of the withdrawal, but will not change your Withdrawal Benefit Base. These withdrawals are subject to withdrawal charges only to the extent they are in excess of the greatest of:
●
the free withdrawal amount permitted under your Contract (discussed under “Free Withdrawal Amount” under “Withdrawal Charge” in the prospectus to which this Appendix is attached);
●
your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix); and
●
your Annual Withdrawal Amount.
The previous example shows withdrawals taken after your RIE II Coverage Date. Because they do not exceed your Annual Withdrawal Amount (or your Required Minimum Distribution amount, if higher), the withdrawals do not reduce your Withdrawal Benefit Base or your Annual Withdrawal Amount. The withdrawals in the above example are not subject to any withdrawal charges because they do not exceed any of the following:
●
your free withdrawal amount permitted under this Contract,
●
your Required Minimum Distribution Amount, or
●
your Annual Withdrawal Amount.
If a withdrawal exceeds the greatest of these amounts, then the withdrawal would be subject to withdrawal charges.
Excess Withdrawals
If you take an Excess Withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced according to the following formulas:
Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV - AWA
Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV - AWA
Where:
BB	=	Your RIE II Bonus Base immediately prior to the Excess Withdrawal.
WBB	=	Your Withdrawal Benefit Base immediately prior to the Excess Withdrawal.
WD	=	The amount of the Excess Withdrawal.
AV	=	Your Account Value immediately prior to the Excess Withdrawal.
AWA	=	Your Annual Withdrawal Amount minus any prior partial withdrawals taken during the current Account Year.

Using the facts of the above example, assume that in Account Year 7, you take two withdrawals: a $4,000 withdrawal followed by a $6,000 withdrawal. Your first withdrawal reduces your Account Value to $121,000 but does not affect your RIE II Bonus Base or Withdrawal Benefit Base because it is not in excess of your Annual Withdrawal
Amount. Your second withdrawal (when combined with the first) is in excess of your $8,000 Annual Withdrawal
Amount. After your second withdrawal, your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced as follows:

Your new RIE II Bonus Base	=	$125,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$125,000	x	$115,000
				$117,000

	=	$125,000	x	0.98291

	=	$122,863

Your new Withdrawal Benefit Base	=	$160,000	x	$121,000 - $6,000
				$121,000 - ($8,000 - $4,000)

	=	$160,000	x	$115,000
				$117,000

	=	$160,000	x	0.98291

	=	$157,265

Beginning on your Account Anniversary and going forward, your new Annual Withdrawal Amount will be reduced to 5% of your new Withdrawal Benefit Base, or $7,863.
You should be aware that, if your Account Value is less than the Withdrawal Benefit Base at the time an Excess Withdrawal is taken (as in the above example), then your Withdrawal Benefit Base and your RIE II Bonus Base will be reduced by an amount equal to or more than the excess amount withdrawn. Thus, Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.
Early Withdrawals
All withdrawals taken before your RIE II Coverage Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and your RIE II Bonus Base and your Withdrawal Benefit Base will be reduced using the following formulas:
Your new RIE II Bonus Base	=	BB x	(	AV - WD	)
AV
Your new Withdrawal Benefit Base	=	WBB x	(	AV - WD	)
AV
Where:
BB	=	Your RIE II Bonus Base immediately prior to the Early Withdrawal.
WBB	=	Your Withdrawal Benefit Base immediately prior to the Early Withdrawal.
WD	=	The amount of the Early Withdrawal.

AV	=	Your Account Value immediately prior to the Early Withdrawal.

Assume that you are age 45 when your Contract is issued with an initial Purchase Payment of $100,000 and that you elected to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each set equal to your initial
Purchase Payment on your Issue Date. Your Withdrawal Benefit Base will increase by 7% of your RIE II Bonus Base each year in which you do not take a withdrawal. Your RIE II Coverage Date will not occur until your 15th Account
Anniversary (the first Account Anniversary after you reach age 59). Any withdrawals you take prior to that time will be
Early Withdrawals.

Assume that because of good investment performance of the Designated Funds during Account Year 2, your Account
Value has grown to $125,000 on your second Account Anniversary. Your Contract is therefore eligible for an automatic step-up of its Withdrawal Benefit Base and RIE II Bonus Base. Assume that we have not increased the percentage used to calculate the RIE II Fee on newly issued Contracts; therefore we will step-up your Withdrawal Benefit Base and your RIE
II Bonus Base to $125,000.

Assume that, in your Account Year 7, you withdraw $10,000. Because you are age 51 (and younger than age 59), this is an Early Withdrawal. All values shown are as of the beginning of the Account Year.
Account Year	Account Value	Withdrawal Benefit Base	RIE II Bonus Base	Annual Withdrawal Amount	Withdrawals
1	$100,000	$100,000	$100,000	$0	$0
2	$100,000	$107,000	$100,000	$0	$0
3	$125,000	$125,000	$125,000	$0	$0
4	$125,000	$133,750	$125,000	$0	$0
5	$125,000	$142,500	$125,000	$0	$0
6	$125,000	$151,250	$125,000	$0	$0
7	$125,000	$160,000	$125,000	$0	$10,000

At this point, your RIE II Bonus Base and your Withdrawal Benefit Base will be recalculated as follows:

Your new RIE II Bonus Base	=	$125,000	x	$125,000 - $10,000
				$125,000

	=	$125,000	x	$115,000
				$125,000

	=	$125,000	x	0.92000

	=	$115,000

Your new Withdrawal Benefit Base	=	$160,000	x	$125,000 - $10,000
				$125,000

	=	$160,000	x	$115,000
				$125,000

	=	$160,000	x	0.92000

	=	$147,200
Your Annual Withdrawal Amount will still be $0 because you have not reached your RIE II Coverage Date.

You should be aware that Early Withdrawals could severely reduce, and even terminate, your benefits under RIE II, including reducing your Account Value to zero and thereby terminating your Contract without value.
In addition to reducing your benefits under RIE II, any withdrawal before you reach age 59 1∕2 could have adverse state and federal tax liabilities. You should consult a qualified tax professional for more information.
Depleting Your Account Value
If your Account Value is reduced to zero immediately following an Excess Withdrawal or an Early Withdrawal, then your Withdrawal Benefit Base and the RIE II Bonus Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as benefits available with RIE II, will end.
If, on the other hand, your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Withdrawal Benefit Base will not be reduced. Your Contract will end, but your right to receive an annual withdrawal amount will continue. That is to say, regardless of your age on the day the Account Value is reduced to zero, you will be entitled to receive your Annual Withdrawal Amount each year for as long as you live.
Cost of RIE II
If you elect RIE II, we will deduct a quarterly fee from your Account Value (“RIE II Fee”). The RIE II Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The RIE II Fee will be a percentage of your Withdrawal Benefit Base. This percentage will equal 0.2375% of your Withdrawal Benefit Base on the last day of the Account Quarter if you elected single-life coverage (0.2875% for joint-life coverage). The maximum RIE II Fee you can pay in any one Account Year is equal to 0.95% of the highest Withdrawal Benefit Base at any point in that Account Year if you elected single-life coverage (1.15% for joint-life coverage).
If you purchased your Contract prior to February 17, 2009, your cost for RIE II was initially, on an annual basis, 0.80% of the highest Withdrawal Benefit Base for single-life coverage (1.00% for joint-life coverage). Your cost for RIE II will not increase unless:
●
you decide to step-up your Withdrawal Benefit Base, as described below under “Step-Up Under RIE II,” and
●
you consent in writing, at the time of step-up, to accept an increase in your RIE II Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).
If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.
Your RIE II Fee will not change during an Account Year, unless you take one of the following specific actions:
●
If you make an additional Purchase Payment during your first Account Year, you will increase your Withdrawal Benefit Base and thus your RIE II Fee.
●
If you make a withdrawal before your RIE II Coverage Date or a withdrawal in excess of your Annual Withdrawal Amount, you will decrease your Withdrawal Benefit Base and thus your RIE II Fee.
However, on each Account Anniversary, we determine whether favorable investment performance of the Designated Funds may cause the Withdrawal Benefit Base to increase as described below under “Step-Up Under RIE II.” If your Withdrawal Benefit Base increases because of favorable investment performance, your RIE II fee will also increase because it is recalculated on each Account Anniversary based upon your highest Withdrawal Benefit Base during that Account Year.
We will continue to deduct the RIE II Fee until you annuitize your Contract, your Account Value reduces to zero, or your RIE II is terminated or cancelled as described under “Cancellation of RIE II” in this Appendix.

Step-Up Under RIE II
Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:
●
Your Account Value must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)
●
Your highest quarter-end Account Value (adjusted for subsequent Purchase Payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) must be greater than your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases).
Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the RIE II Fee.
●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your RIE II Fee will remain unchanged and we will automatically step-up your Withdrawal Benefit Base and your RIE II Bonus Base
●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your RIE II Fee and step-up your Withdrawal Benefit Base and RIE II Bonus Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Withdrawal Benefit Base and RIE II Bonus Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.
At the time of step-up, we will increase your Withdrawal Benefit Base and RIE II Bonus Base to an amount equal to the Highest Quarterly Value, if such amount exceeds your current Withdrawal Benefit Base (adjusted for any applicable 7% bonus increases). If the step-up occurs during the RIE II Bonus Period, your RIE II Bonus Period will renew for another 10-year period commencing at the time of step-up.
If your Lifetime Withdrawal Percentage has already been determined and your age at the time of step-up coincides with a higher percentage as shown in the applicable table below, your Lifetime Withdrawal Percentage will increase. After the step-up, your Annual Withdrawal Amount will be your Lifetime Withdrawal Percentage multiplied by your new Withdrawal Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:
Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, based upon your age at time of step-up, as follows:
Your Age at Step-up*	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.
Here are examples of how step-up works under a few different circumstances. In each of the four examples, Account Values shown are as of the last day of each Account Quarter. Adjustments are made on the day a Purchase Payment or withdrawal is made. All four examples assume that the Contract was purchased on or after February 17, 2009.
Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in RIE II with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Withdrawal Benefit Base and your RIE II Bonus Base are each equal to your initial Purchase Payment. Your Annual Withdrawal Amount is $5,000 (5% of your Withdrawal Benefit Base).

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000,
respectively. No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to
equal to $113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II
Bonus Base ($100,000 + $7,000).

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Step-up comparison	Is $113,000 greater than $100,000 + $7,000? Yes, so step-up.
On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$113,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,650	$113,000 x 5%
New RIE II Bonus Base =	$113,000
Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.
If you make an additional Purchase Payment during your first Account Year, your Account Value, your Withdrawal Benefit Base, and your RIE II Bonus Base are each immediately increased by the amount of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the first Account Quarter would affect your step-up:
Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)		$163,000
Step-up comparison	Is $163,000 greater than $150,000 + $10,500? Yes, so step-up.
On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$163,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$8,150	$163,000 x 5%
New RIE II Bonus Base =	$163,000
Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:
Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Step-up comparison	Is $109,000 greater than $100,000 + $0 (no bonus since withdrawal taken)? Yes, so step-up.
On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$109,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$5,450	$109,000 x 5%
New RIE II Bonus Base =	$109,000
Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.
Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Annual Withdrawal Amount, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Withdrawal Benefit Base and your RIE II Bonus Base as described under “Excess Withdrawals” in this Appendix. All previous quarter-end Account Values are first reduced by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year and then adjusted in the same proportion that the Withdrawal Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Withdrawal Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	-$45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Step-up comparison	Is $68,000 greater than $62,766 + $0 (no bonus since withdrawal taken)? Yes, so step-up.
On the Account Anniversary (after step-up)
New Withdrawal Benefit Base =	$68,000	Highest Quarterly Value (after adjustments)
New Annual Withdrawal Amount =	$3,400	$68,000 x 5%
New RIE II Bonus Base =	$68,000

(1)	Reduce the end of First Quarter Account Value by the Annual Withdrawal Amount less any prior withdrawals taken in that Account Year	=	$113,000	-	$5,000	= $108,000
(2)	Adjust the Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	= $67,787
					$99,000 - $5,000
	The total adjustment	=	$113,000	-	$67,787	= $45,213
All of the above examples assume that you are age 65 at issue, so your Lifetime Withdrawal Percentage is 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Withdrawal Benefit Base steps-up to $113,000, your new Lifetime Withdrawal Percentage is 6% since you had attained age 75 by your first Account Anniversary. Your Annual Withdrawal Amount is now $6,780.
Joint-Life Coverage
On the Issue Date, you have the option of electing RIE II with single-life coverage or, for a higher RIE II Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.
Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary beneficiary on the Issue Date and remains the sole primary beneficiary while RIE II is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while RIE II is in effect. Whereas single-life coverage provides annual withdrawals under RIE II only until any Participant dies, joint-life coverage provides annual withdrawals under RIE II for as long as either you or your spouse is alive. (Note, however, upon the death of a spouse, the Contract, including RIE II, ends. To take annual withdrawals under RIE II’s joint-life feature after the death of a spouse, the surviving spouse must first elect to continue the Contract through the “Spousal Continuance” provision.) See also “Death of Participant Under RIE II with Joint-Life Coverage” in this Appendix.

If you have elected joint-life coverage, the RIE II Coverage Date will be your Issue Date if the younger spouse is at least age 59 on the Issue Date, and will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59 if the younger spouse is less than age 59 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) Thus, Early Withdrawals will be determined based upon this definition of your RIE II Coverage Date. Your Lifetime Withdrawal Percentage will be determined based on the age that the younger spouse is (or would have been) on the date of the first withdrawal under the Contract after the RIE II Coverage Date, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:
Age of Younger Spouse on Date of the First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
If you purchased your Contract prior to February 17, 2009, your Lifetime Withdrawal Percentage is determined, as follows:
Age of Younger Spouse on Date of First Withdrawal After Your RIE II Coverage Date	Lifetime Withdrawal Percentage
59 - 69	5%
70 - 79	6%
80 or older	7%
Your Annual Withdrawal Amount equals your Withdrawal Benefit Base multiplied by your Lifetime Withdrawal Percentage. Once your Annual Withdrawal Amount is calculated, the Lifetime Withdrawal Percentage will not change except if a step-up occurs as described under “Step-Up Under RIE II” in this Appendix. The Lifetime Withdrawal Percentage will then be reset, if higher, to the percentage for then attained age of the younger spouse.
The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, RIE II benefits continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. That fee will not change as long as RIE II is in effect, regardless of any change in life events.
If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibility of a longer waiting period before withdrawals under RIE II can be made and in light of the higher fee for joint-life coverage.
Joint-life coverage may not be available on all Contracts.
Cancellation of RIE II
Should you decide that RIE II is no longer appropriate for you, you may cancel RIE II at any time. Upon cancellation, all benefits and charges under RIE II shall cease. Once cancelled, RIE II cannot be reinstated.

Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, RIE II will be cancelled automatically:
●
if any Purchase Payment is allocated to an investment option other than a Designated Fund; or
●
if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.
RIE II will also be cancelled for any of the following:
●
upon a termination of the Contract;
●
upon annuitization*; or
●
your Withdrawal Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*
Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.
A change of ownership of the Contract may also cancel your benefits under RIE II.
Death of Participant Under RIE II with Single-Life Coverage
If you selected single-life coverage, RIE II terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract.
Death of Participant Under RIE II with Joint-Life Coverage
If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in RIE II, the provisions of the section titled “Death of Participant Under RIE II with Single-Life Coverage” will apply.
If you purchased joint-life coverage and one of the Participants dies, RIE II will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:
●
the new Account Value will be equal to the Death Benefit;
●
the RIE II Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant;
●
the Withdrawal Benefit Base and the RIE II Bonus Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in Account Value (see “Step-Up Under RIE II” in this Appendix);
●
if withdrawals under RIE II have not yet begun, the Lifetime Withdrawal Percentage will be based on the age the younger spouse attains (or would have attained) on the date of the first withdrawal after the RIE II Coverage Date;
●
if withdrawals under RIE II have already begun, the Lifetime Withdrawal Percentage will be the Lifetime Withdrawal Percentage that applied to the Contract prior to the death of the Participant; and
●
the RIE II Bonus Period will continue unchanged from the original contract.
At the death of the surviving spouse, the Contract, including RIE II, will terminate.
If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.

Annuitization Under RIE II
Under the terms of RIE II, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:
(1)
surrender your Contract and receive your Cash Surrender Value,
(2)
annuitize your Account Value under one of the then currently available Annuity Options, or
(3)
annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and is still eligible) with an annualized annuity payment of not less than your then current Annual Withdrawal Amount.
If you make no election, we will default your choice to option 3.
If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Withdrawal Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Withdrawal Amount until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.
Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as RIE II. If you elected to participate in RIE II, we will inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit. To assist you in complying with the RMD requirements, each year, we will notify you in early January of your calculated Yearly RMD Amount and inform you that you may withdraw annual amounts up to your Yearly RMD Amount without reducing your guaranteed withdrawal benefit.
In the event that your Yearly RMD Amount attributable to your Contract is greater than the maximum withdrawal amount permitted each year under RIE II, we are currently waiving withdrawal provisions as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in RIE II, we reduce your Account Value dollar for dollar by the amount of the withdrawal. In addition, for that year only, your Annual Withdrawal Amount under RIE II will be reduced, dollar for dollar, by the amount of the withdrawal. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Annual Withdrawal Amount. In other words, we will not reduce your Annual Withdrawal Amount for future years (or your Withdrawal Benefit Base or Bonus Base), if a Yearly RMD Amount exceeds your Annual Withdrawal Amount, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
Currently, any withdrawal in excess of the Annual Withdrawal Amount that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Withdrawal Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Withdrawal Amount as an Excess Withdrawal which may significantly reduce the Withdrawal Benefit Base.
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX O -INCOME
ON DEMAND® II ESCALATOR
The optional living benefit known as Income ON Demand II Escalator (“IOD II Escalator”) was available on Contracts purchased on or after October 20, 2008, and prior to August 17, 2009, and on certain limited Contracts purchased on or after August 17, 2009. If you elected to participate in IOD II Escalator, the following information applies to your Contract. IOD II Escalator is no longer available for sale on new Contracts.
If you purchased your Contract prior to February 17, 2009, and elected to participate in IOD II Escalator, your Lifetime Income Percentage (defined below) is different from the Lifetime Income Percentage available on Contracts purchased on or after that date. (See “Determining Your Annual Income Amount,” “Step-Up Under IOD II Escalator,” and “Joint-Life Coverage” in this Appendix.) In addition, unless you “step-up” as described under “Step-Up Under IOD II Escalator,” the fee charged for IOD II Escalator is lower than the fee charged on Contracts purchased on or after February 17, 2009. (See “Cost of IOD II Escalator” in this Appendix.)
To describe how IOD II Escalator works, we use the following definitions:
Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.
Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.
Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Required Minimum Distribution Amount, if greater).
Fee Base:	The amount used to calculate your “IOD II Escalator Fee” (see “Cost of IOD II Escalator”).
First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.
Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD II Escalator.
Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.
Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD II Escalator.
Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.
You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described under “Death of Participant Under
IOD II Escalator with Joint-Life Coverage.” In the case of a non-natural
Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD II Escalator and any elected optional death benefit automatically terminate.
IOD II Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, 6%, or 7% of your Income Benefit Base depending upon your age. Any amount that you do not withdraw in a given year will remain in the Stored Income Balance and can be withdrawn at any time in the future.

If you are participating in IOD II Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.
To participate in IOD II Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD II Escalator. (The term of IOD II Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD II Escalator are terminated or cancelled as described under “Cancellation of IOD II Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD II Escalator” in this Appendix.) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
You also had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD II Escalator with Single-Life Coverage” and “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.
Determining Your Income Benefit Base
On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:
●
increased on each Account Anniversary by any step-ups as described in this Appendix under “Step-Up Under IOD II Escalator”;
●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described below under “How IOD II Escalator Works”;
●
increased by any subsequent Purchase Payments you make during the first year following the Issue Date;
●
decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and
●
decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.
Determining Your Annual Income Amount
Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:
Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:
Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.
Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the tables above. (See “Step-Up Under IOD II Escalator” in this Appendix.) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.
Your Annual Income Amount will also change with any change to your Income Benefit Base as described above under “Determining Your Income Benefit Base.”
Determining Your Stored Income Balance
At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:
●
increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;
●
increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;
●
decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;
●
decreased to $0 if you take an Excess Withdrawal;
●
decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and
●
decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD II Escalator Works”).
How IOD II Escalator Works
Under the terms of IOD II Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD II Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.
Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:
●
your Stored Income Balance will be decreased by the amount withdrawn; and
●
the withdrawal will not be subject to withdrawal charges.

You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:
●
your Stored Income Balance will be decreased by the amount used;
●
the amount of your Stored Income Balance used will be added to your Income Benefit Base; and
●
your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.
Here is an example of how IOD II Escalator works. These examples assume that your Contract was purchased on or after February 17, 2009.
Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated
Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime
Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore,
$5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the
Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000
During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your
Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income
Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income
Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored
Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income
Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income
Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.
Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD II Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund, will cancel IOD II Escalator as described under “Cancellation of IOD II Escalator” in this Appendix.
Withdrawals Under IOD II Escalator
Withdrawals After Your First Withdrawal Date
Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.
Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:
●
the free withdrawal amount permitted under your Contract;
●
your Stored Income Balance; or
●
your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).
Excess Withdrawals
If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:
Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB
Where:
IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.
WD	=	The amount of the Excess Withdrawal.
SB	=	Your Stored Income Balance (or your Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.
AV	=	Your Account Value immediately prior to the Excess Withdrawal.

Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:
Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of
$50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth
Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$50,000	$61,538	$3,077	$0	$3,077
7	$50,000	$61,538	$3,077	$0	$6,154
8	$50,000	$61,538	$3,077	$0	$9,231
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000
Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.
Early Withdrawals
All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:
Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV
Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV
Where:
IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.
SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.
WD	=	The amount of the Early Withdrawal.
AV	=	Your Account Value immediately prior to the Early Withdrawal.
Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.
In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD II Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.
In addition to reducing your benefits under IOD II Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.

Depleting Your Account Value
If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD II Escalator, will end.
If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD II Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:
(a)
withdrawing your remaining Stored Income Balance;
(b)
applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or
(c)
using a combination of (a) and (b).
Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to state and federal income tax liability. You should consult a qualified tax professional for more information.
Cost of IOD II Escalator
If you elect IOD II Escalator, we will deduct a quarterly fee from your Account Value (“IOD II Escalator Fee”). The IOD II Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2375 % of your Fee Base on that day, if you elected single-life coverage (0.2875% for joint-life coverage). On an annual basis, the IOD II Escalator Fee is equal to 0.95% of your Fee Base if you elected single-life coverage (1.15% for joint-life coverage).
If you purchased your Contract prior to February 17, 2009, your cost for IOD II Escalator was initially, on an annual basis, 0.80% of the highest Fee Base for single-life coverage (1.00% for joint-life coverage). Your cost for IOD II Escalator will not increase unless:
●
you decide to step-up your Income Benefit Base, as described in this Appendix under “Step-Up Under IOD II Escalator,” and
●
you consent in writing, at the time of step-up, to accept an increase in your IOD II Escalator Fee to 0.95% for single-life coverage (1.15% for joint-life coverage).
If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.
During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD II Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD II Escalator Fee may increase, it will never decrease.

For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.
If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:
Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV – SB
If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:
Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV
Where:
Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.
WD	=	The amount of the Early/Excess Withdrawal.
SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.
AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.
Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix. Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base. The following examples assume that you purchased your Contract on or after February 17, 2009.
Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD II Escalator with single-life coverage and investment performance of the Designated Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your
Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime Income Percentage is
5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are as of the beginning of the Account Year unless otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income Benefit
Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee
Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000) plus the Stored
Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000
Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth
Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual
Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000
On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.
Your IOD II Escalator Fee will not change during an Account Year, unless you take one of two specific actions:
●
If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD II Escalator Fee.
●
If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD II Escalator Fee.
In addition, on your Account Anniversary, the IOD II Escalator Fee may also change, if we increase the percentage used to calculate the IOD II Escalator Fee as described below under “Step-Up Under IOD II Escalator.”

The investment performance of the Designated Funds will not affect your IOD II Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD II Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD II Escalator Fee.
We will continue to deduct the IOD II Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD II Escalator are cancelled as described under “Cancellation of IOD II Escalator” in this Appendix.
Step-Up Under IOD II Escalator
Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:
●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)
●
Your highest quarter-end Account Value (adjusted for subsequent purchase payments and withdrawals) during the most recent Account Year (“Highest Quarterly Value”) minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your highest quarter-end Account Value must only be greater than your current Income Benefit Base.)
Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD II Escalator Fee.
●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD II Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.
●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD II Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.
At the time of step-up, we will increase your Income Benefit Base to an amount equal to the highest adjusted quarterly Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base.
Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:
Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.

If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:
Your Age at Step-up*	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage” in this Appendix.
Here are examples of how step-up works under a few different circumstances. All four examples assume that the Contract was purchased on or after February 17, 2009.
The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.
No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. The highest adjusted quarterly value is $113,000. Your new Withdrawal Benefit Base is set to equal to
$113,000 since that amount exceeds your previous Withdrawal Benefit Base increased by 7% of your RIE II Bonus.

Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD II Escalator with single-life coverage. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your
Annual Income Amount is $5,000 (5% of your Income Benefit Base). Your initial Stored Income Balance is $5,000.

The Account Values on each of your four Account Quarters are $113,000, $108,000, $90,000, and $103,000, respectively.
No additional Purchase Payments are made and no withdrawals are taken, so no adjustments to these values are necessary. Your Stored Income Balance at the end of the fourth Account Quarter is $5,000. The highest adjusted quarterly value is $113,000. Your new Income Benefit Base is set to equal $108,000 ($113,000 - $5,000) since that amount exceeds your previous Income Benefit Base.

Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	n/a	$113,000	$100,000
End of Second Quarter	$108,000	n/a	$108,000	$100,000
End of Third Quarter	$90,000	n/a	$90,000	$100,000
End of Fourth Quarter (before step-up)	$103,000	n/a	$103,000	$100,000
Highest Quarterly Value (after adjustments)			$113,000
Stored Income Balance at end of fourth quarter	$5,000
Step-up comparison	Is ($113,000 - $5,000) greater than $100,000? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$10,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.
Please note: The end of the fourth Account Quarter and the Account Anniversary are the same day. We only make the distinction to separate values before and after step-up.
If you make an additional Purchase Payment during your first Account Year, your Account Value and your Income Benefit Base are each immediately increased by the amount of the additional Purchase Payment. Your Stored Income Balance is increased by 5% of the additional Purchase Payment.

Here is an example of how an additional Purchase Payment of $50,000 made in the second Account Quarter would affect your step-up:
Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	$50,000	$163,000	$100,000
$50,000 Purchase Payment	$163,000	n/a	n/a	$150,000
End of Second Quarter	$158,000	n/a	$158,000	$150,000
End of Third Quarter	$140,000	n/a	$140,000	$150,000
End of Fourth Quarter (before step-up)	$153,000	n/a	$153,000	$150,000
Highest Quarterly Value (after adjustments)			$163,000
Stored Income Balance at end of fourth quarter	$7,500 (initial $5,000 plus 5% x $50,000)
Step-up comparison	Is ($163,000 - $7,500) greater than $150,000? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$155,500	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$7,775	$155,500 x 5%
New Stored Income Balance =	$15,275	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.
Please note: Since the additional Purchase Payment occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Here is an example of how a $4,000 withdrawal taken in the second Account Quarter would affect your step-up:
Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $4,000	$109,000	$100,000
$4,000 withdrawal	$109,000	n/a	n/a	$100,000
End of Second Quarter	$104,000	n/a	$104,000	$100,000
End of Third Quarter	$86,000	n/a	$86,000	$100,000
End of Fourth Quarter (before step-up)	$99,000	n/a	$99,000	$100,000
Highest Quarterly Value (after adjustments)			$109,000
Stored Income Balance at end of fourth quarter	$1,000 (initial $5,000 less $4,000 withdrawal)
Step-up comparison	Is ($109,000 - $1,000) greater than $100,000? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$108,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$5,400	$108,000 x 5%
New Stored Income Balance =	$6,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.
Please note: Since the withdrawal occurred after the first Account Quarter, the first Account Quarter value was adjusted.

Assume instead you take a $40,000 withdrawal in the second Account Quarter at a point when the Account Value equaled $99,000 immediately before the withdrawal. Since this withdrawal exceeds your Stored Income Balance, it is considered an Excess Withdrawal. The Excess Withdrawal reduces your Income Benefit Base as described in this Appendix under “Excess Withdrawals.” All previous quarter-end Account Values are first reduced by the amount of the Stored Income Balance and then adjusted in the same proportion that the Income Benefit Base was adjusted after the Excess Withdrawal. (See the two-step calculation shown in the box below the following example.)
Time	Account Value	Adjustment for subsequent Purchase Payments and withdrawals	Account Value (after subsequent adjustments)	Income Benefit Base
Issue	$100,000	n/a	n/a	$100,000
End of First Quarter	$113,000	- $45,213	$67,787	$100,000
$40,000 withdrawal	$59,000	n/a	n/a	$62,766
End of Second Quarter	$68,000	n/a	$68,000	$62,766
End of Third Quarter	$50,000	n/a	$50,000	$62,766
End of Fourth Quarter (before step-up)	$63,000	n/a	$63,000	$62,766
Highest Quarterly Value (after adjustments)			$68,000
Stored Income Balance at end of fourth quarter	$0
Step-up comparison	Is ($68,000 - $0) greater than $62,766? Yes, so step-up.
On the Account Anniversary (after step-up)
New Income Benefit Base =	$68,000	Highest Quarterly Value (after adjustments) less the Stored Income Balance.
New Annual Income Amount =	$3,400	$68,000 x 5%
New Stored Income Balance =	$3,400	Stored Income Balance at the end of the fourth Account Quarter plus the new Annual Income Amount.

(1)	Reduce the end of First Quarter Account Value by the Stored Income Balance	=	$113,000	-	$5,000	= $108,000
(2)	Adjust Account Value for the first Account Quarter	=	$108,000 x		($99,000 - $40,000)	= $67,787
					$99,000 - $5,000
	The total adjustment	=	$113,000	-	$67,787	= $45,213
All of the above examples assume that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 74 at issue and have attained age 75 on your first Account Anniversary. Follow the first example where no withdrawals were taken and no additional Purchase Payments were made. When your Income Benefit Base steps-up to $108,000, your new Lifetime Income Percentage is 6% since you are now age 75. Your Annual Income Amount is now $6,480, and your Stored Income Balance becomes $11,480.

Joint-Life Coverage
On the Issue Date, you have the option of electing IOD II Escalator with single-life coverage or, for a higher IOD II Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.
Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD II Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD II Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD II Escalator with Joint-Life Coverage” in this Appendix.
If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the tables below. If you purchased your Contract on or after February 17, 2009, your Lifetime Income Percentage is determined, as follows:
Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 74	5%
75 - 79	6%
80 or older	7%
If you purchased your Contract prior to February 17, 2009, your Lifetime Income Percentage is determined, as follows:
Age Younger Spouse at Step-up	Lifetime Income Percentage
50 - 69	5%
70 - 79	6%
80 or older	7%
The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the applicable table above.
The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD II Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.
If one spouse is significantly younger than the other spouse, you should carefully consider whether joint-life coverage is an appropriate choice in light of the possibly long waiting period before the benefit begins to accumulate income and in light of the higher fee for joint-life coverage.

Joint-life coverage may not be available on all Contracts.
Cancellation of IOD II Escalator
Should you decide that IOD II Escalator is no longer appropriate for you, you may cancel IOD II Escalator at any time. Upon cancellation, all benefits and charges under IOD II Escalator shall cease. Once cancelled, IOD II Escalator cannot be reinstated.
Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD II Escalator will be cancelled automatically:
●
if any Purchase Payment is allocated to an investment option other than a Designated Fund; or
●
if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.
IOD II Escalator will also be cancelled for any of the following:
●
upon a termination of the Contract;
●
upon annuitization*; or
●
your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*
Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.
A change of ownership may also cancel your benefits under IOD II Escalator.
Death of Participant Under IOD II Escalator with Single-Life Coverage
If you elected single-life coverage, IOD II Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.
Death of Participant Under IOD II Escalator with Joint-Life Coverage
If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD II Escalator, the provisions of the section above titled “Death of Participant Under IOD II Escalator with Single-Life Coverage” will apply.
If you purchased joint-life coverage and one of the Participants dies, IOD II Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:
●
the new Account Value will be equal to the Death Benefit;
●
the Stored Income Balance will remain unchanged;
●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD II Escalator” in this Appendix);
●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);
●
if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;

●
on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and
●
the percentage rate of the IOD II Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.
At the death of the surviving spouse, the Contract, including IOD II Escalator, terminates.
If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Annuitization Under IOD II Escalator
Under the terms of IOD II Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:
(1)
surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);
(2)
annuitize your Account Value under one of the Annuity Options available on that date; or
(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.
If you make no election, we will default your choice to option 3.
If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.
Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD II Escalator. If you elected to participate in IOD II Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD II Escalator, as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD II Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.

For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX P -RETIREMENT
ASSET PROTECTORSM
The optional living benefit known as Retirement Asset Protector was available on Contracts purchased on or after March 5, 2007 and prior to August 17, 2009. If you elected to participate in Retirement Asset Protector, the following information applies to your Contract. Retirement Asset Protector is no longer available for sale on new Contracts, and therefore, renewals of the benefit are no longer available.
If you purchased your Contract prior to February 17, 2009, and elected to participate in Retirement Asset Protector, the fee charged for your living benefit is lower than the fee charged on Contracts purchased on or after that date. (See “Cost of Retirement Asset Protector.”) Your fee will not increase unless you elect to “step-up” as described under “Step-Up Under Retirement Asset Protector,” and you consent in writing to accept the higher fee.
To describe how Retirement Asset Protector works, we use the following definitions:
Retirement Asset Protector Benefit Base:
An amount equal to the sum of all Purchase Payments made during the first year following your Issue Date, decreased by any partial withdrawals taken and increased by any step-ups as described under
“Step-Up Under Retirement Asset Protector.”

GMAB Maturity Date:
The date when Retirement Asset Protector matures. If you are younger than 85 on the Issue Date, your GMAB Maturity Date is the later of your 10th Account Anniversary or 10 years from the date of your most recent step-up. (See “Step-Up Under Retirement Asset
Protector.”) If you are 85 on the Issue Date, your GMAB Maturity
Date is your Maximum Annuity Commencement Date.

You and Your:
Under Retirement Asset Protector, the terms “you” and “your” refer to the oldest Participant or the surviving spouse of the oldest
Participant as described under “Death of Participant Under
Retirement Asset Protector.” In the case of a non-natural Participant, these terms refer to the oldest Annuitant.

Retirement Asset Protector guarantees a return of the greater of:
●
the excess of your Retirement Asset Protector Benefit Base over your Account Value or
●
your total fees paid for Retirement Asset Protector (“Retirement Asset Protector Fees”),
regardless of the investment performance of the Designated Funds, provided that you have reached the GMAB Maturity Date.
If you are participating in Retirement Asset Protector, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.
To participate in Retirement Asset Protector, all of your Account Value must be invested in a Designated Fund at all times during the term of the GMAB Maturity Date. The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
Cost of Retirement Asset Protector
If you elected Retirement Asset Protector, we will deduct a quarterly fee from your Account Value (“Retirement Asset Protector Fee” or “rider fee”). The Retirement Asset Protector Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter. The Fee will be a percentage of your Retirement Asset

Protector Benefit Base. This percentage rate will equal 0.1875% of your Retirement Asset Protector Benefit Base on the last day of the Account Quarter. The maximum Retirement Asset Protector Fee you can pay in any one Account Year is equal to 0.75% of the highest Retirement Asset Protector Benefit Base at any point in that Account Year.
If you purchased your Contract prior to February 17, 2009, your cost for Retirement Asset Protector was initially, on an annual basis, 0.35% of your Retirement Asset Protector Benefit Base. The cost of your benefit will not increase unless, at time of step-up, you consent in writing to accept this higher fee of 0.75%. If you do not consent to the higher fee, the step-up will not be implemented and all subsequent step-ups will be suspended unless and until we receive your written consent to the higher fee.
Your Retirement Asset Protector Fee will not change, unless you take one of these specific actions:
●
If you made an additional Purchase Payment during your first Account Year, you will increase your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.
●
If you make a partial withdrawal, you will decrease your Retirement Asset Protector Benefit Base and thus your Retirement Asset Protector Fee.
●
If you elect to “step-up” your Retirement Asset Protector Benefit Base, your Retirement Asset Protector Fee will increase.
The investment performance of the Designated Funds will not affect your Retirement Asset Protector Fee unless you elect a step-up of your Retirement Asset Protector Benefit Base.
We will continue to deduct the Retirement Asset Protector Fee until:
●
you annuitize your Contract;
●
Retirement Asset Protector matures on the GMAB Maturity Date;
●
your Retirement Asset Protector benefit is cancelled as described in this Appendix under “Cancellation of Retirement Asset Protector;” or
●
your Account Value is reduced to zero.
How Retirement Asset Protector Works
On the GMAB Maturity Date, we will credit your Account Value with an amount equal to the greater of:
(a)
any excess of your Retirement Asset Protector Benefit Base over your Account Value after adjusting for any Contract charges; and
(b)
the total amount of Retirement Asset Protector Fees paid between the Issue Date and the GMAB Maturity Date.
We determine the value of (b) in two steps.
(1)
As described above under “Cost of Retirement Asset Protector,” each quarter between the Issue Date and the GMAB Maturity Date we calculate the Retirement Asset Protector Fee by multiplying your Retirement Asset Protector Benefit Base on the last valuation day of that quarter by the applicable percentage rate.
(2)
We then sum each quarterly amount calculated in (1) to determine the total amount of Retirement Asset Protector Fees paid.
In the situation where you purchased your Contract on or after February 17, 2009, and do not make additional Purchase Payments or partial withdrawals and you do not “step-up,” you can expect the total fees paid to equal 7.50% of your initial Purchase Payment. In other words, because Retirement Asset Protector matures in 10 years, we multiply 0.1875% times 40 quarters (four quarters per year for 10 years) to obtain the percentage (7.50%) needed to determine the total amount of the fees to be paid. If you make additional Purchase Payments, you “step-up,” or the percentage rate used to calculate the Retirement Asset Protector Fee is changed at the time of “step-up,” the total amount of fees will be higher.

The greater of the two amounts will be allocated to the Designated Fund in which you are invested at that time. Here is an example of how we calculate benefits under Retirement Asset Protector:
●Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase
Payment amount of $100,000.

●Assume you make an additional Purchase Payment of $50,000 on April 7, 2007, thus increasing your Retirement Asset Protector Benefit Base to $150,000.
●Assume you make no withdrawals or additional Purchase Payments and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.
●Assume that, because of poor investment performance, your Account Value on March 7, 2017 is $135,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $15,000 ($150,000 -
$135,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of the
Retirement Asset Protector Benefit Bases on the last day of each Account Quarter since the Inception Date
($150,000 x 40) times one quarter of the annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $5,250. Therefore, we will credit $15,000 to your Account Value.

●Assume instead that, because of better investment performance, your Account Value on March 7, 2017, is
$155,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, your
Account Value will be credited with the total amount of Retirement Asset Protector Fees paid. In this case, the amount will be $5,250.

Withdrawals Under Retirement Asset Protector
All withdrawals you take, including any free withdrawal amounts or Required Minimum Distribution Amounts, will reduce the dollar value of the Retirement Asset Protector Benefit Base proportionally to the amount withdrawn. For example, after a partial withdrawal, the new Retirement Asset Protector Benefit Base will equal:
Retirement Asset Protector Benefit Base immediately before partial withdrawal	X	Account Value immediately after partial withdrawal
Account Value immediately before partial withdrawal
You should be aware that, if you take a withdrawal when your Account Value is less than your Retirement Asset Protector Benefit Base, the withdrawal may reduce the value of your Benefit Base by an amount greater than the amount of the withdrawal. Thus, withdrawals taken in a down market could severely reduce, and even terminate, your benefits under Retirement Asset Protector, including reducing your Account Value to zero and thereby terminating your Contract without value.
Here is an example of how we handle withdrawals under Retirement Asset Protector:
●Assume that you purchased a Contract on March 7, 2007 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase
Payment amount of $100,000.

●Assume that, on March 10, 2009, your Account Value is $80,000. Assume further that you take a withdrawal of
$10,000 on that date, thus reducing your Account Value to $70,000. Your Retirement Asset Protector Benefit
Base is reduced proportionally to the amount withdrawn. Therefore your new Retirement Asset Protector
Benefit Base is $100,000 x ($70,000 ÷ $80,000), or $87,500.

●Assume you make no additional withdrawals and you do not step-up prior to the GMAB Maturity Date on March 7, 2017.
●Assume that, because of investment performance, your Account Value on March 7, 2017 is $80,000. The excess of your Retirement Asset Protector Benefit Base over your Account Value is $7,500 ($87,500 - $80,000). The total amount of Retirement Asset Protector Fees paid is equal to the sum of the value of your Retirement Asset
Protector Benefit Bases on the last day of each Account Quarter since the Issue Date [($100,000 x 8) +
($87,500 x 32)] times one quarter of your annual Retirement Asset Protector Fee (0.35% ÷ 4). In this case, the total amount of rider fees paid is $3,150. Therefore, we will credit $7,500 to your Account Value.

Step-Up Under Retirement Asset Protector
On or after your first Account Anniversary, you may elect to increase your Retirement Asset Protector Benefit Base to your then current Account Value. The step-up election may be made on any day on or after your first Account Anniversary. (We reserve the right, in our sole discretion, to require step-up elections to occur only on Account Anniversaries.)
If you are participating in Retirement Asset Protector, on the day we receive your step-up election notice in Good Order (the “Step-Up Date”), we will increase your Retirement Asset Protector Benefit Base to an amount equal to your Account Value if eligible. If you elect to step-up, at least one full year from the Step-Up Date must pass before you can elect another step-up. You can only elect to step-up if:
●
your current Account Value is greater than the current Retirement Asset Protector Benefit Base, and
●
your Account Value is $5,000,000 or less on your Step-Up Date.
For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own that have been issued by Delaware Life or its affiliates.
Under Retirement Asset Protector, your Step-Up Date must be at least 10 years prior to your Maximum Annuity Commencement Date. If you have selected an Annuity Commencement Date that is prior to the Maximum Annuity Commencement Date but is less than 10 years after your Step-Up Date, then we will automatically extend your Annuity Commencement Date to equal your GMAB Maturity Date.
Without a step-up, your benefit under Retirement Asset Protector will “mature” on your 10th Account Anniversary. If you elect to step-up your Retirement Asset Protector Benefit Base, your benefit under Retirement Asset Protector will mature 10 years from the most recent Step-Up Date. In either case, on the day your Retirement Asset Protector benefit matures (the “GMAB Maturity Date”), we will credit the greater of:
●
any excess of your Retirement Asset Protector Benefit Base over your Account Value, or
●
the total amount of fees you paid for Retirement Asset Protector.

●Assume that you purchased a Contract on March 7, 2008 with an initial Purchase Payment of $100,000 and you selected Retirement Asset Protector. Your Retirement Asset Protector Benefit Base equals your Purchase
Payment amount of $100,000.

●Assume that, on March 7, 2009, your Account Value is $118,000. Because your Account Value is greater than your Retirement Asset Protector Benefit Base, you elect to step-up to a new ten-year period with a new
Retirement Asset Protector Benefit Base of $118,000. Your new GMAB Maturity Date will be March 7, 2019.

●Assume you make no withdrawals prior to the GMAB Maturity Date on March 7, 2019.

●Assume that your Account Value on March 7, 2019 is $108,000. The excess of your Retirement Asset Protector
Benefit Base over your Account Value is $10,000 ($118,000 -$108,000). Your total Retirement Asset Protector
Fee is equal to the sum of all fees applied prior to the step-up plus the sum of all fees applied after the step-up.

●The sum of all fees applied prior to the step-up are equal to the sum of the value of the Benefit Bases prior to the step-up multiplied by the quarterly fee percentage applicable prior to the step-up [($100,000 x 4) x (0.35%
÷ 4)]. Similarly, the sum of all fees applied after the step-up are equal to the sum of the value of the Benefit
Bases after the step-up multiplied by the quarterly fee percentage applicable after the step-up [($118,000 x 40)
x (0.75% ÷ 4)].

●In this case, the total amount of rider fees paid is $9,200. Therefore, we will credit $10,000 to your Account Value.
We reserve the right to discontinue offering the step-up provision of Retirement Asset Protector if we determine that, based upon market conditions at the time of the step-up, we can no longer offer Retirement Asset Protector to new Contracts at the current percentage rate used to calculate the Retirement Asset Protector Fee as set forth in this Appendix under “Cost of Retirement Asset Protector.” In that case, we will send notification that the step-up provision under your Contract has been discontinued unless you elect to begin a new step-up provision at the higher percentage rate. Your written consent is required to accept the higher percentage rate and continue to step-up.
Cancellation of Retirement Asset Protector
You may cancel Retirement Asset Protector at any time. Upon cancellation, all benefits and charges under the benefit shall cease. Once cancelled, Retirement Asset Protector cannot be reinstated.
Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, Retirement Asset Protector will be cancelled automatically:
●
if any Purchase Payment is allocated to an investment option other than a Designated Fund; or
●
if any portion of Account Value maintained in a Designated Fund is transferred into any investment option other than a Designated Fund.
A change of ownership of the Contract may also cancel the Benefit.
Death of Participant Under Retirement Asset Protector
If the Participant dies while participating in Retirement Asset Protector, all benefits and charges under the benefit will automatically terminate when we receive Due Proof of Death, unless the surviving spouse is the sole Beneficiary and elects to continue the Contract. The surviving spouse can automatically continue Retirement Asset Protector even though the Account Value may have been enhanced under the provisions of the death benefit. (See “Spousal Continuance” under “DEATH BENEFIT” in the prospectus to which this Appendix is attached.) The GMAB Maturity Date does not change.
Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as Retirement Asset Protector. If you withdraw all or a portion of your retirement plan’s Yearly RMD Amount from the your Qualified Contract while participating in Retirement Asset Protector, we reduce your Account Value by the amount of the withdrawal and your Retirement Asset Protector Benefit Base proportionally (see “Withdrawals Under Retirement Asset Protector” in this Appendix).
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

APPENDIX Q -INCOME
ON DEMAND® III ESCALATOR
The optional living benefit known as Income ON Demand III Escalator (“IOD III Escalator”) was available on Contracts purchased on or after August 17, 2009 and prior to February 8, 2010. If you elected to participate in IOD III Escalator, the following information applies to your Contract. IOD III Escalator is no longer available for sale on new Contracts. To describe how IOD III Escalator works, we use the following definitions:
Annual Income Amount:	The amount added to your Stored Income Balance on each Account Anniversary during your Stored Income Period. It is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage.
Early Withdrawal:	Any withdrawal taken prior to your First Withdrawal Date.
Excess Withdrawal:	Any withdrawal taken after your First Withdrawal Date that exceeds your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater).
Fee Base:	The amount used to calculate your “IOD III Escalator Fee” (see “Cost of IOD III Escalator” in this Appendix).
First Withdrawal Date:	Your Issue Date if you are at least age 59 at issue, otherwise the first Account Anniversary after you attain age 59.
Income Benefit Base:	The amount used to calculate your Annual Income Amount for IOD III Escalator.
Lifetime Income Percentage:	The percentage used to calculate your Annual Income Amount.
Stored Income Balance:	The amount you may withdraw at any time after your First Withdrawal Date without reducing your benefits under IOD III Escalator.
Stored Income Period:	A period beginning on your Issue Date if you are at least age 50 at issue, otherwise the first Account Anniversary following your 50th birthday, ending on your Annuity Commencement Date.
You and Your:
The terms “you” and “your” refer to the oldest living Participant or the surviving spouse of the oldest Participant, as described in this Appendix under “Death of
Participant Under IOD III Escalator with Joint-Life Coverage.” In the case of a non-natural Participant, these terms refer to the oldest living Annuitant.

Upon annuitization, IOD III Escalator and the MAV optional death benefit, if elected, automatically terminate.
IOD III Escalator allows you to withdraw a guaranteed amount each year, beginning after your First Withdrawal Date, until the death of any Participant if single-life coverage is elected (or until the death of both the Participant and the Participant’s spouse if joint-life coverage is elected), regardless of the investment performance of the Designated Funds, provided that you comply with certain requirements. The guaranteed annual amount you can withdraw, in any one year, can be 4%, 5%, or 6% of your Income Benefit Base depending upon your age. Under IOD III Escalator, if you forgo withdrawing all or any part of your Annual Income Amount in any one year, that amount will be stored or banked in the Stored Income Balance for use in later years. In any future year, you may take more than your Annual Income Amount by drawing from that amount which you have stored or banked. Thus, in future years, you can take your full Annual Income Amount plus all or a portion of that amount which you have stored or banked.
If you are participating in IOD III Escalator, you may make Purchase Payments only during your first Account Year. After the first Account Anniversary, any Purchase Payments you submit will be returned to you.
If you are participating in IOD III Escalator, all of your Account Value must be invested only in Designated Funds at all times during the term of IOD III Escalator. (The term of IOD III Escalator is for life, unless your Income Benefit Base is reduced to zero or your benefits under IOD III Escalator are terminated or cancelled as described in this Appendix under “Cancellation of IOD III Escalator,” “Depleting Your Account Value,” and “Annuitization Under IOD III Escalator.”) The only Funds, dollar-cost averaging program options, and asset allocation models that currently qualify as Designated Funds are listed in the section entitled “DESIGNATED FUNDS” in the prospectus to which this Appendix is attached.
You had the option of choosing between single-life coverage and joint-life coverage. These options are described in greater detail under “Joint-Life Coverage” and the sections entitled “Death of Participant Under IOD III Escalator with Single-Life Coverage” and “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.
Determining Your Income Benefit Base
On the Issue Date, we set your Income Benefit Base equal to your initial Purchase Payment. Thereafter, your Income Benefit Base is:
●
increased on each Account Anniversary by any step-ups as described under “Step-Up Under IOD III Escalator” in this Appendix;
●
increased to the extent that you exercise your one-time option to use any amount of your Stored Income Balance to increase your Income Benefit Base, as described under “How IOD III Escalator Works” in this Appendix;
●
increased by any subsequent Purchase Payments you make during the first year following the Issue Date;
●
decreased following any Early Withdrawals you take, as described under “Early Withdrawals” in this Appendix; and
●
decreased following any Excess Withdrawals you take, as described under “Excess Withdrawals” in this Appendix.
Determining Your Annual Income Amount
Your Annual Income Amount is first determined at the beginning of your Stored Income Period and then on each subsequent Account Anniversary. Your Annual Income Amount is equal to your Income Benefit Base multiplied by your Lifetime Income Percentage. The Lifetime Income Percentage depends upon your age at the beginning of your Stored Income Period as shown in the table below.
Your Age at the Beginning of Your Stored Income Period*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described in this Appendix under “Joint-Life Coverage.”
Your Lifetime Income Percentage will only increase if your age at the time of step-up coincides with a higher percentage as shown in the table above. (See “Step-Up Under IOD III Escalator” in this Appendix) An increase in the Lifetime Income Percentage will increase your Annual Income Amount.
Your Annual Income Amount will also change with any change to your Income Benefit Base as described under “Determining Your Income Benefit Base” in this Appendix.

Determining Your Stored Income Balance
At the beginning of the Stored Income Period, your Stored Income Balance will equal your Annual Income Amount (your Lifetime Income Percentage multiplied by your Income Benefit Base on that Date). Thereafter, your Stored Income Balance is:
●
increased by your Lifetime Income Percentage multiplied by any subsequent Purchase Payments you make during the first year following the Issue Date;
●
increased on each Account Anniversary by your Annual Income Amount determined on that Anniversary;
●
decreased by the amount of any withdrawals you take, on or after your First Withdrawal Date, up to the amount of your Stored Income Balance;
●
decreased to $0 if you take an Excess Withdrawal;
●
decreased in proportion to the change in your Account Value if you take an Early Withdrawal; and
●
decreased by the amount you use in exercising your one-time option to increase your Income Benefit Base (described below under “How IOD III Escalator Works”).
How IOD III Escalator Works
Under the terms of IOD III Escalator, you can take withdrawals up to the amount of your Stored Income Balance beginning on your First Withdrawal Date, subject to the terms and conditions discussed below. You can use all or a portion of your Stored Income Balance to effect a one-time increase of your Income Benefit Base prior to your Annuity Commencement Date. IOD III Escalator also provides the opportunity to increase your Annual Income Amount if your Lifetime Income Percentage increases as you grow older. (Your Lifetime Income Percentage will only increase if you step-up after you reach certain specified ages.) If your Account Value is reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero, you will receive your full Annual Income Amount every year until you die.
Withdrawals from your Stored Income Balance can be taken at any time beginning on your First Withdrawal Date and prior to your Annuity Commencement Date without affecting your Income Benefit Base. If, beginning on your First Withdrawal Date, you make a withdrawal that does not exceed your Stored Income Balance:
●
your Stored Income Balance will be decreased by the amount withdrawn; and
●
the withdrawal will not be subject to withdrawal charges.
You also have the option to use all or a portion of your Stored Income Balance to increase your Income Benefit Base. This option allows you to increase your future Annual Income Amount. While your Contract is in force, you may exercise this option only once and you must do so prior to your Annuity Commencement Date. If you choose to use any portion of your Stored Income Balance to increase your Income Benefit Base:
●
your Stored Income Balance will be decreased by the amount used;
●
the amount of your Stored Income Balance used will be added to your Income Benefit Base; and
●
your new Annual Income Amount on your next Account Anniversary will equal your Lifetime Income Percentage multiplied by your new Income Benefit Base.

Here is an example of how IOD III Escalator works.
Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated
Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime
Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). Therefore,
$5,000 will be added each year to your Stored Income Balance. All values shown are as of the beginning of the
Account Year.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
1	$100,000	$100,000	$5,000	$0	$5,000
2	$100,000	$100,000	$5,000	$0	$10,000
3	$100,000	$100,000	$5,000	$0	$15,000
4	$100,000	$100,000	$5,000	$0	$20,000
During your fifth Account Year, you use the full amount of your Stored Income Balance ($25,000) to increase your
Income Benefit Base. On your next Account Anniversary, your Income Benefit Base will be increased to $125,000 and your Annual Income Amount will be $6,250 (your Lifetime Income Percentage multiplied by your Income
Benefit Base). Therefore $6,250 will be added each year to your Stored Income Balance unless your Annual Income
Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$0	$25,000
6	$100,000	$125,000	$6,250	$0	$6,250
7	$100,000	$125,000	$6,250	$0	$12,500
8	$100,000	$125,000	$6,250	$0	$18,750
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.
Assume instead that, during your fifth Account Year, you take a withdrawal of $25,000, thereby reducing your Stored
Income Balance to $0. On your next Account Anniversary, your Income Benefit Base will remain at $100,000 and your Annual Income Amount remains at $5,000 (your Lifetime Income Percentage multiplied by your Income
Benefit Base). Therefore $5,000 will be added each year to your Stored Income Balance unless your Annual Income
Amount changes.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$25,000	$0
6	$75,000	$100,000	$5,000	$0	$5,000
7	$75,000	$100,000	$5,000	$0	$10,000
8	$75,000	$100,000	$5,000	$0	$15,000
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.
Early Withdrawals and Excess Withdrawals may significantly decrease, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value, as described further below under “Withdrawals Under IOD III Escalator.” Even if your Stored Income Period has begun, withdrawals prior to your First Withdrawal Date are considered Early Withdrawals. Investing in any Fund, other than a Designated Fund will cancel IOD III Escalator as described in this Appendix under “Cancellation of IOD III Escalator.”

Withdrawals Under IOD III Escalator
Withdrawals After Your First Withdrawal Date
Starting on your First Withdrawal Date and continuing to your Annuity Commencement Date you may take annual withdrawals up to your Stored Income Balance without reducing your future Annual Income Amount. These withdrawals will reduce your Stored Income Balance by the full amount of the withdrawal, but will not change your Income Benefit Base. This is shown in the previous example.
Withdrawals taken after your First Withdrawal Date and during the withdrawal charge period permitted under your Contract are subject to withdrawal charges only to the extent they are in excess of the greatest of:
●
the free withdrawal amount permitted under your Contract;
●
your Stored Income Balance; or
●
your Yearly Required Minimum Distribution Amount (subject to conditions discussed under “Certain Tax Provisions” in this Appendix).
Excess Withdrawals
If you take an Excess Withdrawal, your Income Benefit Base will be reduced according to the following formula:
Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV - SB
Where:

IBB	=	Your Income Benefit Base immediately prior to the Excess Withdrawal.
WD	=	The amount of the Excess Withdrawal.
SB	=	Your Stored Income Balance (or your Yearly Required Minimum Distribution Amount, if greater) immediately prior to the Excess Withdrawal.
AV	=	Your Account Value immediately prior to the Excess Withdrawal.
Your Annual Income Amount will be recalculated based on the reduced Income Benefit Base. Here is an example of an Excess Withdrawal:
Using the same facts as the previous example, assume that in your fifth Account Year you take a withdrawal of
$50,000, exceeding your Stored Income Balance. Assume that due to poor investment performance during the fifth
Account Year your Account Value was $90,000 immediately prior to the withdrawal. Your Income Benefit Base will be reduced to $61,538 as shown below.

Year	Account Value	Income Benefit Base	Annual Income Amount	Withdrawal	Stored Income Balance
5	$100,000	$100,000	$5,000	$50,000	$0
6	$40,000	$61,538	$3,077	$0	$3,077
7	$40,000	$61,538	$3,077	$0	$6,154
8	$40,000	$61,538	$3,077	$0	$9,231
Each year thereafter, the Annual Income Amount will be added to the Stored Income Balance in the same manner.

Your new Income Benefit Base	=	$100,000 x	($90,000 - $50,000)	=	$61,538
$90,000 - $25,000

Excess Withdrawals taken in a down market could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.
Early Withdrawals
All withdrawals taken before your First Withdrawal Date, including any “free withdrawal amounts” permitted under your Contract, will be considered Early Withdrawals and the Income Benefit Base and the Stored Income Balance will be reduced using the following formulas:
Your new Income Benefit Base	=	IBB x	(	AV - WD	)
AV
Your new Stored Income Balance	=	SB x	(	AV - WD	)
AV
Where:
IBB	=	Your Income Benefit Base immediately prior to the Early Withdrawal.
SB	=	Your Stored Income Balance immediately prior to the Early Withdrawal.
WD	=	The amount of the Early Withdrawal.
AV	=	Your Account Value immediately prior to the Early Withdrawal.
Your future Annual Income Amount will be recalculated based on the reduced Income Benefit Base.
In addition, Early Withdrawals will also be subject to withdrawal charges, to the extent that such withdrawals are in excess of the “free withdrawal amount” permitted under your Contract. Early Withdrawals could severely reduce, and even terminate, your benefits under IOD III Escalator, including reducing your Account Value to zero and thereby terminating your Contract without value.
In addition to reducing your benefits under IOD III Escalator, any withdrawal before your First Withdrawal Date could have state and federal income tax liability. You should consult a qualified tax professional for more information.
Depleting Your Account Value
If your Account Value is reduced to zero immediately following an Early Withdrawal or an Excess Withdrawal (as described above), then your Stored Income Balance and your Income Benefit Base will both be reduced to zero and your Contract will terminate without value. Therefore, your Contract, as well as any benefits available with IOD III Escalator, will end.
If your Account Value is reduced to zero through any combination of poor investment performance of the Designated Funds, Contract charges, and withdrawals other than Excess Withdrawals or Early Withdrawals, your Income Benefit Base will not be reduced. Your Contract will end. You will be entitled to receive annual payments equal to your Lifetime Income Percentage multiplied by your Income Benefit Base. Prior to determining your annual payments, you may increase your Income Benefit Base by any remaining Stored Income Balance as described below. These payments will continue for as long as you live. If you elected joint-life coverage, the payments will continue as long as either you or your spouse are alive as described in this Appendix under “Death of Participant Under IOD III Escalator with Joint-Life Coverage.” If you have any remaining Stored Income Balance on the day your Account Value is reduced to zero, you will be notified that, before you begin to receive your “annual lifetime payments,” you must deplete your Stored Income Balance by:
(a)
withdrawing your remaining Stored Income Balance;
(b)
applying the remaining amount of your Stored Income Balance to increase your Income Benefit Base (and thus the amount of your “annual lifetime payments”); or

(c)
using a combination of (a) and (b).
Because the Contract has ended, the amount of these annual lifetime payments will not change and they will not be subject to any withdrawal charges. You should be aware, however, that they could be subject to certain state and federal income tax liability. You should consult a qualified tax professional for more information.
Cost of IOD III Escalator
If you elected IOD III Escalator, we will deduct a quarterly fee from your Account Value (“IOD III Escalator Fee”). The IOD III Escalator Fee will be taken as a specific deduction from your Account Value on the last valuation day of each Account Quarter and will equal 0.2750 % of your Fee Base on that day, if you elected single-life coverage (0.3250% for joint-life coverage). On an annual basis, the IOD III Escalator Fee is equal to 1.10% of your Fee Base if you elected single-life coverage (1.30% for joint-life coverage). We reserve the right to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts.
During the first Account Year, your Fee Base is equal to your Income Benefit Base. On each Account Anniversary, the Fee Base is recalculated. Your new Fee Base will be reset to equal your Income Benefit Base plus your Stored Income Balance (if any) less your Annual Income Amount (if any) for that year if this recalculated amount is higher than your current Fee Base. In the event that the recalculated amount is not greater than your current Fee Base, we will continue to calculate your IOD III Escalator Fee based upon your current Fee Base until, at least, your next Account Anniversary. Note that, although your IOD III Escalator Fee may increase, it will never decrease.
For the most part, we calculate your Fee Base only on your Account Anniversary. However, we will recalculate your Fee Base between Account Anniversaries if you take an Early Withdrawal or Excess Withdrawal or make additional Purchase Payments during your first Account Year.
If you take an Excess Withdrawal during your Stored Income Period, your Fee Base will be decreased by the following formula:
Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV - SB
If you take an Early Withdrawal, your Fee Base will be decreased by the following formula:
Your new Fee Base	=	Fee Base x	(	AV - WD	)
AV
Where:
Fee Base	=	Your Fee Base immediately prior to the Early/Excess Withdrawal.
WD	=	The amount of the Early/Excess Withdrawal.
SB	=	Your Stored Income Balance (if any) immediately prior to the Excess Withdrawal.
AV	=	Your Account Value immediately prior to the Early/Excess Withdrawal.
Any additional Purchase Payment you make during your first Account Year will increase your Income Benefit Base as described in this Appendix under “Determining Your Income Benefit Base.” Therefore, your Fee Base will increase by any additional Purchase Payments made.

Here is an example of how we calculate your Fee Base.
Assume that you are age 65 when your Contract is issued with an initial Purchase Payment of $100,000. Assume you elected to participate in IOD III Escalator with single-life coverage and investment performance of the Designated
Funds is constant over the years. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment on your Issue Date. Your Lifetime
Income Percentage is 5%. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base). All values are shown as of the beginning of the Account Year except as otherwise stated.

During the Stored Income Period, the Fee Base is reset at the beginning of the Account Year to equal your Income
Benefit Base plus your Stored Income Balance less your Annual Income Amount, if that amount is greater than the previous Fee Base. For example, in Account Year 4, the Fee Base is set equal to the Income Benefit Base ($100,000)
plus the Stored Income Balance ($20,000) less your Annual Income Amount ($5,000) if that amount ($115,000) is greater than the previous Fee Base ($110,000).

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
1	$100,000	$5,000	$5,000	$0	$5,000	$100,000
2	$100,000	$5,000	$10,000	$0	$10,000	$105,000
3	$100,000	$5,000	$15,000	$0	$15,000	$110,000
4	$100,000	$5,000	$20,000	$0	$20,000	$115,000
Assume, instead, that in your fourth Account Year you take a $20,000 withdrawal. At the beginning of your fifth
Account Year, your Income Benefit Base ($100,000) plus your Stored Income Balance ($5,000) less your Annual
Income Amount ($5,000) is less than the current Fee Base ($115,000), so there is no change to the Fee Base, as shown below.

			Stored Income Balance
Year	Income Benefit Base	Annual Income Amount	Beginning of year	Withdrawal Amount	End of year	Fee Base
4	$100,000	$5,000	$20,000	$20,000	$0	$115,000
5	$100,000	$5,000	$5,000	$0	$5,000	$115,000
6	$100,000	$5,000	$10,000	$0	$10,000	$115,000
7	$100,000	$5,000	$15,000	$0	$15,000	$115,000
8	$100,000	$5,000	$20,000	$0	$20,000	$115,000
9	$100,000	$5,000	$25,000	$0	$25,000	$120,000
On each Account Anniversary thereafter, your Fee Base is recalculated and reset if necessary.
Your IOD III Escalator Fee will not change during an Account Year, unless you take one of the following specific actions:
●
If you make an additional Purchase Payment during your first Account Year, you will increase your Fee Base and thus your IOD III Escalator Fee.
●
If you make an Early Withdrawal or an Excess Withdrawal, you will decrease your Fee Base and thus your IOD III Escalator Fee.
In addition, on your Account Anniversary, the IOD III Escalator Fee may also change, if we increase the percentage used to calculate the IOD III Escalator Fee as described below under “Step-Up Under IOD III Escalator.”
The investment performance of the Designated Funds will not affect your IOD III Escalator Fee during an Account Year. However, as stated below under “Step-Up Under IOD III Escalator,” favorable investment performance may cause the Income Benefit Base to increase on an Account Anniversary, and thus increase your IOD III Escalator Fee.

We will continue to deduct the IOD III Escalator Fee until you annuitize your Contract, your Account Value reduces to zero, or your benefits under IOD III Escalator are cancelled as described under “Cancellation of IOD III Escalator” in this Appendix.
Step-Up Under IOD III Escalator
Regardless of your age on the Issue Date, on each Account Anniversary prior to your Annuity Commencement Date, we will automatically step-up your Income Benefit Base, provided that you satisfy certain requirements. First, you must meet eligibility requirements:
●
Your Account Value less your Stored Income Balance must equal no more than $5,000,000. (For purposes of determining the $5,000,000 limit, we reserve the right, in our sole discretion, to aggregate your Account Value with the account values of all other variable annuity contracts you own issued by Delaware Life or its affiliates.)
●
Your Account Value minus your Stored Income Balance must be greater than your current Income Benefit Base. (If you have not yet reached your Stored Income Period and therefore do not yet have a Stored Income Balance, your Account Value must only be greater than your current Income Benefit Base.)
Second, if you satisfy the eligibility requirements, we then consider whether market conditions have caused us to increase the percentage rate used to calculate the IOD III Escalator Fee on newly issued Contracts. Since we are no longer issuing Contracts with IOD III Escalator, the percentage rate we use to calculate your IOD III Escalator Fee will be set based upon current market conditions at that time.
●
If we have not had to increase the percentage rate as described above, the percentage rate we use to calculate your IOD III Escalator Fee will remain unchanged and we will automatically step-up your Income Benefit Base.
●
If we have had to increase the percentage rate as described above, we offer you the opportunity to step-up at the higher percentage rate. In this case, your written consent is required to accept the higher percentage rate used to calculate your IOD III Escalator Fee and step-up your Income Benefit Base. If you do not consent to the step-up and higher percentage, the step-up will not be implemented and all subsequent step-ups of your Income Benefit Base will also be suspended. You may thereafter submit an election form to us, however, in order to consent to the then-applicable percentage rate and thus reactivate subsequent automatic step-ups.
At the time of step-up, we will increase your Income Benefit Base to an amount equal to your Account Value less your Stored Income Balance, if any, provided that such amount exceeds your current Income Benefit Base. Here is an example of how step-up works under IOD III Escalator:
Assume that you are 65 years old when you purchase a Contract with an initial Purchase Payment of $100,000, and that you elect to participate in IOD III Escalator with single-life coverage and do not take any withdrawals. (If you selected joint-life coverage, the numbers shown in the example could be different.) Your Income Benefit Base is equal to your initial Purchase Payment. Your Annual Income Amount is $5,000 (5% of your Income Benefit Base).
Your initial Stored Income Balance is $5,000.

Assume that your Account Value grows to $103,000 by the end of Account Year 1. Because your Account Value minus your Stored Income Balance ($103,000 - $5,000) is less than your current Income Benefit Base, you will not step-up.

Assume further that your Account Value grows to $113,000 by the end of Account Year 2. Because your Account
Value minus your Stored Income Balance ($113,000 - $10,000) is greater than your current Income Benefit Base
($100,000), you will step-up. Your new Income Benefit Base will equal your Account Value minus your Stored
Income Balance ($103,000). Your new Annual Income Amount will be $5,150 (5% of your new Income Benefit
Base).

Assume further that your Account Value grows to $125,150 by the end of Account Year 3. Because your Account
Value minus your Stored Income Balance ($125,150 - $15,150) is greater than your current Income Benefit Base
($103,000), you will step-up again. Your new Income Benefit Base will equal your Account Value minus your Stored
Income Balance ($110,000). Your new Annual Income Amount will be $5,500 (5% of your new Income Benefit
Base).

Account Year	Account Value End of Year	Stored Income Balance Beginning of Year	Income Benefit Base End of Year	Annual Income Amount End of Year	Withdrawals
1	$103,000	$5,000	$100,000	$5,000	0
2	$113,000	$10,000	$103,000	$5,150	0
3	$125,150	$15,150	$110,000	$5,500	0
Your Lifetime Income Percentage will increase if your age at the time of step-up coincides with a higher percentage as shown below. After the step-up, your Annual Income Amount will be your Lifetime Income Percentage multiplied by your new Income Benefit Base. Your Lifetime Income Percentage is determined, based upon your age at time of step-up, as follows:
Your Age at Step-up*	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%

*
If you elected joint-life coverage, the age ranges are based upon the age of the younger spouse as described below under “Joint-Life Coverage.”
The above example assumes that you are age 65 at issue, so your Lifetime Income Percentage is set to 5%. Assume instead you are age 77 at issue and have attained age 80 by the end of Account Year 3. When your Income Benefit Base steps-up to $110,000 your new Lifetime Income Percentage is 6% since you are now age 80. Your Annual Income Amount is now $6,600 and your Stored Income Balance becomes $21,750 at the beginning of Account Year 4.
Joint-Life Coverage
On the Issue Date, you have the option of electing IOD III Escalator with single-life coverage or, for a higher IOD III Escalator Fee, with joint-life coverage. Once you make the election, you cannot switch between joint-life and single-life coverage, regardless of any change in life events. Joint-life coverage is not available if you are unmarried on the Issue Date.
Joint-life coverage can be elected on an individually-owned Contract or on a co-owned Contract. On an individually-owned Contract, joint-life coverage is available only if your spouse is the sole primary Beneficiary on the Issue Date and remains the sole primary Beneficiary while IOD III Escalator is in effect. On a co-owned Contract, joint-life coverage is available only if you and your spouse are the only co-owners on the Issue Date and remain so while IOD III Escalator is in effect. Whereas single-life coverage provides an Annual Income Amount only until any Participant dies, joint-life coverage provides an Annual Income Amount for as long as either you or your spouse is alive. Note that, for joint-life coverage to continue after the death of any Participant, the surviving spouse must elect to continue the contract through the “Spousal Continuance” provision. See also “Death of Participant Under IOD III Escalator with Joint-Life Coverage” in this Appendix.
If you have elected joint-life coverage, the Stored Income Period will be your Issue Date if the younger spouse is at least age 50. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 50 if the younger spouse is less than age 50 on the Issue Date. (For purposes of joint-life coverage, the younger spouse refers to the person who was the younger spouse on the Issue Date, even if that person has died or is no longer married to the person who was his or her spouse on the Issue Date.) The First Withdrawal Date will be your Issue Date if the younger spouse is at least age 59. Otherwise it will be the first Account Anniversary after the younger spouse attains (or would have attained) age 59. The Lifetime Income Percentage will be based on the age of the younger spouse, as shown in the table below.
Age of Younger Spouse at Step-up	Lifetime Income Percentage
50 - 64	4%
65 - 79	5%
80 or older	6%
The Lifetime Income Percentage may increase, in the future, if the age of the younger spouse at time of step-up coincides with a higher percentage as shown in the above table.
The two spouses on the Issue Date are the only two people covered under the joint-life feature. If a Participant remarries, the new spouse is not covered under the joint-life feature. Therefore, if the spouse on the Issue Date is no longer your spouse, your benefits under IOD III Escalator continue for your life and, when you die, annual withdrawals are no longer available. Note that, when you elect joint-life coverage, you also elect the higher joint-life fee. The percentage rate of the fee will not be reduced regardless of any change in life events.
Cancellation of IOD III Escalator
Should you decide that IOD III Escalator is no longer appropriate for you, you may cancel IOD III Escalator at any time. Upon cancellation, all benefits and charges under IOD III Escalator shall cease. Once cancelled, IOD III Escalator cannot be reinstated.
Although transfers among the Designated Funds are permitted as described under “Transfer Privilege” in the prospectus to which this Appendix is attached, IOD III Escalator will be cancelled automatically:
●
if any Purchase Payment is allocated to an investment option other than a Designated Fund; or
●
if any portion of Account Value maintained in a Designated Fund is transferred into an investment option other than a Designated Fund.
IOD III Escalator will also be cancelled for any of the following:
●
upon a termination of the Contract;
●
upon annuitization*; or
●
your Income Benefit Base is reduced to zero as a result of Early or Excess Withdrawals.

*
Note that the Maximum Annuity Commencement Date permitted under this Contract is the first day of the month following the Annuitant’s 95th birthday. See “Selection of Annuity Commencement Date” under “THE INCOME PHASE - ANNUITY PROVISIONS” in the prospectus to which this Appendix is attached.
A change of ownership may also cancel your benefits under IOD III Escalator.
Death of Participant Under IOD III Escalator with Single-Life Coverage
If you elected single-life coverage, IOD III Escalator terminates on the death of any Participant and the Beneficiary may elect to exercise any of the available options under the Death Benefit provisions of the Contract. Alternately, the Beneficiary may elect to receive the Stored Income Balance.
Note that single-life coverage may be inappropriate on a co-owned Contract, because all living benefits will end on the death of any Participant. Note also that Beneficiaries who are not spouses cannot continue the Contract (see “Spousal Continuance” in the prospectus to which this Appendix is attached) or any living benefits under the Contract.

Death of Participant Under IOD III Escalator with Joint-Life Coverage
If the surviving spouse on the Death Benefit Date was not the spouse of a Participant on the original Contract’s Issue Date, then this section does not apply, even if joint-life coverage was elected. In such case, if a Participant dies while participating in IOD III Escalator, the provisions of the section above titled “Death of Participant Under IOD III Escalator with Single-Life Coverage” will apply.
If you purchased joint-life coverage and one of the Participants dies, IOD III Escalator will continue, provided that the surviving spouse, as the sole primary beneficiary, continues the Contract. In such case:
●
the new Account Value will be equal to the Death Benefit;
●
the Stored Income Balance will remain unchanged;
●
the Income Benefit Base will remain unchanged until the next Account Anniversary when a step-up could apply due to an increase in the Account Value (see “Step-Up Under IOD III Escalator” in this Appendix);
●
if the Stored Income Period has not yet begun, the Lifetime Income Percentage will be determined when the Stored Income Period begins (i.e., on the first Account Anniversary following the date the younger spouse attains (or would have attained) age 50);
●
if the Stored Income Period has already begun, the Lifetime Income Percentage will be the Lifetime Income Percentage that applied to the Contract prior to the death of the Participant;
●
on each Account Anniversary, the Annual Income Amount will be equal to the Income Benefit Base multiplied by the Lifetime Income Percentage; and
●
the percentage rate of the IOD III Escalator Fee for the joint-life coverage option will continue for the surviving spouse as it was immediately prior to the death of the Participant.
At the death of the surviving spouse, the Contract, including IOD III Escalator, terminates.
If you purchased joint-life coverage and the deceased Participant’s surviving spouse does not continue the Contract, your Beneficiary may elect any available option under the Death Benefit provisions of the Contract.
Annuitization Under IOD III Escalator
Under the terms of IOD III Escalator, if your Account Value is greater than zero on your Maximum Annuity Commencement Date, you may elect to:
(1)
surrender your Contract and receive your Cash Surrender Value (or your Stored Income Balance, if greater);
(2)
annuitize your Account Value under one of the Annuity Options available on that date; or
(3)
(a) receive any remaining Stored Income Balance in a single sum and (b) annuitize your remaining Account Value as a single-life annuity (or a joint-life annuity, if joint-life coverage was elected at issue and you are still eligible to receive it) with an annualized annuity payment of not less than the Lifetime Income Percentage multiplied by your then current Income Benefit Base.
If you make no election, we will default your choice to option 3.
If your Account Value has been reduced to zero (other than as a result of an Early Withdrawal or an Excess Withdrawal), and your Income Benefit Base is greater than zero on or before your Maximum Annuity Commencement Date, you will receive your full Annual Income Amount each year until you die. For a more complete discussion of this, see “Depleting Your Account Value” in this Appendix.

Certain Tax Provisions
Certain state and federal income tax provisions may be important to you in connection with a living benefit, such as IOD III Escalator. If you elected to participate in IOD III Escalator, you may withdraw annual amounts up to the Yearly RMD Amount without affecting your benefit, subject to the conditions stated below. In the event that your Yearly RMD Amount attributable to your Contract is greater than your Stored Income Balance, we are currently waiving the withdrawal provisions under IOD III Escalator as follows. If you withdraw all or a portion of your Qualified Contract’s Yearly RMD Amount from the Contract while participating in IOD III Escalator, we reduce your Account Value and your Stored Income Balance, dollar for dollar, by the amount of the withdrawal to a value not less than zero. We will not, however, penalize you if the current Federal Tax Laws require you to withdraw from your Contract an amount greater than your Stored Income Balance. In other words, if a Yearly RMD Amount exceeds your Stored Income Balance, we will reduce your Stored Income Balance, but we will not reduce your Income Benefit Base, provided that:
●
you withdraw your Qualified Contract’s first Yearly RMD Amount in the calendar year your first RMD becomes due rather than postponing the withdrawal of that Amount until the first quarter of the next calendar year, and
●
you do not make any withdrawal from your Qualified Contract that would result in you receiving, in any Account Year, more than one calendar year’s Yearly RMD Amount.
Currently, any withdrawal in excess of the Annual Income Amount or Stored Income Balance that is taken to satisfy the Yearly RMD Amounts will not be treated as an Excess Withdrawal, and will not reduce the Income Benefit Base. However, if there is any material change to the current Code or IRS Rules governing the timing or determination of required minimum distribution amounts, then the Company reserves the right to treat any withdrawal greater than the Annual Income Amount or Stored Income Balance as an Excess Withdrawal which may significantly reduce the Income Benefit Base.
For a further discussion of some of these provisions, please refer to “Impact of Optional Death Benefits and Optional Living Benefits” under “TAX PROVISIONS” in the prospectus to which this Appendix is attached.

The Statement of Additional Information (“SAI”) dated May 1, 2025 includes additional information. The SAI is incorporated by reference into this prospectus. The SAI is available without charge at https://dfinreports.com/DelawareLife, by calling (800) 477-6545, Option 2, or by sending an email request to customer.relations@delawarelife.com. The SAI is also available on our website at https://dfinview.com/DelawareLife/TAHD/86680A889?site=Annuity.
Reports and other information about the Variable Account are available on the SEC’s website at https://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. C000021939

PART B

Masters Flex Variable Annuity
FLEXIBLE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS
DELAWARE LIFE VARIABLE ACCOUNT F (the “Variable Account”)
A SEPARATE ACCOUNT OF
DELAWARE LIFE INSURANCE COMPANY (“Delaware life”)
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2025
The Statement of Additional Information (“SAI”) is not a prospectus. Terms used in this SAI have the same meanings as are defined in the Masters Flex Variable Annuity Prospectus. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Therefore, this SAI should be read in conjunction with the Prospectus, dated May 1, 2025, as supplemented, which may be obtained without charge at https://dfinreports.com/DelawareLife, or calling (800) 477-6545, Option 2, or writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581. The Prospectus is also available on our website at https://dfinview.com/DelawareLife/TAHD/86680A889?site=Annuity.

DELAWARE LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT
DLIC Sub-Holdings, LLC is the Company’s immediate parent company. DLIC Sub-Holdings, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: DLIC Sub-Holdings, LLC, DLIC Holdings, LLC, Group 1001 Insurance Holdings, LLC, Group 1001, Inc., TWG Financial Holdings, LLC (f.k.a. Delaware Life Holdings Parent, LLC), TWG Global Holdings, LLC (f.k.a. Delaware Life Holdings Parent II, LLC), DLHPII Equity Participation Company, LLC, and DLICM, LLC.
Delaware Life Variable Account F, was established in accordance with Delaware law on December 3, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.
PERFORMANCE CALCULATION AND OTHER RELATED INFORMATION
From time to time our advertising and other promotional material may quote the performance (yield and total return) of a Sub-Account. In addition, our reports or other communications to current contract owners may also quote the yield on total return of a Sub-Account. Quoted results are based on past performance and reflect the performance of all assets held in that Sub-Account for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.
Calculation of Yield and Effective Yield for the Money Market Fund Sub-Account
We calculate the yield of the Money Market Fund Sub-Account for a 7-day period by determining the net change (including the standard charges for a Contract or Account), exclusive of capital changes and income, other than investment income, in the value of a hypothetical investment in the Money Market Fund Sub-Account. We assume the following. There is an investment equal to one share on Day 1. We then determine the value of the hypothetical investment in the Money Market Fund Sub-Account on Day 7. The Day 7 value minus the Day 1 value is the net change in value for the hypothetical investment in the Money Market Fund Sub-Account. The net change in value divided by Day 1 value give us the 7-day return for the hypothetical investment in the Money Market Fund Sub-Account. We then multiply the 7-day return by 365/7, with the resulting yield figure carried at least to the nearest hundredth of one percent.
The effective yield calculation is similar, except we assume all returns or interest are reinvested for the period in the Money Market Fund Sub-Account. For effective yield, we also carry the results to the nearest hundredth of one percent.
The calculation of yield and effective yield of the Money Market Fund Sub-Account does not include any charges for optional benefits, if available and selected by you, which would lower this performance.
Any performance advertising of yield and effective yield for the Money Market Fund Sub-Account will be accompanied by the standardized total return for the Sub-Account.
Calculation of Yield for Non-Money Market Fund Sub-Accounts
We calculate yield on a thirty-day period by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:
YIELD = 2[(	a - b	+1)[6] -1]
cd
Where:
a
= net investment income earned during the period by the Fund attributable to Sub-Account shares.
b
= expenses accrued for the period (net of reimbursements).
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c
= the average daily number of Accumulation Units outstanding during the period.
d
= the maximum offering price per Accumulation Unit on the last day of the period.
Any performance advertising of yield for the non-Money Market Fund Sub-Accounts will be accompanied by the standardized total return for the Sub-Account.
Calculation of Total Return
For the 1-, 5- and 10-year periods, we calculate the average annual total return according to the following formula:
P(1+T)n = ERV
Where:
P
= a hypothetical initial payment of $1,000
T
= average annual total return
n
= number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the year period(s) at the end of the year period(s) (or fractional portion thereof).
The average annual total return will include the standard charges for the Contract or Account. The calculation of total return for the Sub-Accounts does not include any charges for optional benefits, if available and selected by you, which would lower this performance.
Non-Standardized Performance
We also advertise hypothetical total return performance for the Sub-Accounts before the inception of the Variable Account and may advertise other non-standardized performance total return. Non-standardized performance total return will be accompanied by standardized performance total return.
Other Performance Information
Delaware Life may also distribute other performance information including, but not limited to, sales material which compares the Contract or Account and its optional benefits, if any, and/or the performance of the Contract or Account with other third-party variable and fixed annuities. In addition, we may use advertisements that include Delaware Life’s credit rating by nationally recognized statistical rating organizations such as AM Best and Standard and Poor’s. From time to time, we may also advertise comparisons, such as tax-deferred compounding charts and other hypothetical illustrations, with comparisons of taxable and tax-deferred investments.
CALCULATIONS
Example of Net Investment Factor Calculation
We determine the net investment factor using the following formula:
Investment Factor	=	(	a + b	)	- d
c
where:
(a)
is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;
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(b)
is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;
(c)
is the net asset value per share of the Fund share at the end of the previous Valuation Period; and
(d)
is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.
Assume the following facts about a particular Variable Account at the end of the current Valuation Period:
(a)
the net asset value of a fund equals $18.38;
(b)
the per share amount of any dividend or capital gains distributions equal $0;
(c)
the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and
(d)
the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.
The net investment factor is, therefore, determined as follows:
(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32
Example of Variable Accumulation Unit Value Calculation
We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.
Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00321136 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:
(14.5645672 x 1.00322674)	=	14.6115633
ANNUITY PROVISIONS
Determination of Annuity Payments
On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.
The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and
4

is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.
Annuity Unit Value
Assume the Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:
Annuity Unit Value	=	(A x B) x C
where:
A
equals the Annuity Unit value for the immediately preceding Valuation Period
B
equals the Net Investment Factor for the current Valuation Period
C
equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one-day Valuation Period.)
Example of Variable Annuity Unit Calculation
Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00322813 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:
(12.3456789 x 1.00322813) x 0.99991902	=	12.3845294
Example of Variable Annuity Payment Calculation
The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.
Assume the following facts:
●
the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;
●
at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;
●
the annuity payment rate for the age and option elected is $6.78 per $1,000; and
●
on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.
The first Variable Annuity payment would be determined as follows:
(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000
This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.
5

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:
70.1112 x 12.3845467	=	$868.29
DISTRIBUTION OF THE CONTRACT
We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts and variable life insurance contracts issued by the Company.
In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.
Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contract, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2022, 2023, and 2024, were approximately $59,346,916, $52,432,425, and $56,864,156, respectively.
CUSTODIAN
Delaware Life is the Custodian of the assets of the Variable Account. Its main administrative offices are at 10555 Group 1001 Way, Zionsville, IN 46077. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of Delaware Life. We will purchase Fund shares at net asset value in connection with amounts allocated to the Subaccounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account, if any.
OTHER SERVICE PROVIDERS
SE2, LLC (“SE2”), a third-party provider of contract administration services for life insurance companies, administers the Contracts. See “Administration of the Contract” in the Prospectus for additional information about SE2. During 2022, 2023, and 2024, Delaware Life paid SE2 approximately $803,011, $746,576, and $690,314, respectively, for services associated with the administration of the Contracts.
EXPERTS
The financial statements of Delaware Life Insurance Company as of December 31, 2024 and 2023 and for each of the years in the three-year period ended, and the financial statements of each of the sub-accounts of Delaware Life Variable Account F, as of December 31, 2024 and for each of the years in the two-year period ended December 31, 2024, have been incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein and upon the authority of said firm as experts in accounting and auditing.
6

The KPMG LLP report dated April 17, 2025, of Delaware Life Insurance Company includes explanatory language that states that the financial statements are prepared by Delaware Life Insurance Company using statutory accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the financial statements are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.
FINANCIAL STATEMENTS
The financial statements are incorporated by reference to Form N-VPFS filed on April 25, 2025, for Delaware Life Insurance Company and Delaware Life Variable Account F. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.
7

PART C
OTHER INFORMATION
Item 27. EXHIBITS
(a)
Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the
Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on
October  14, 1997); Exhibit (a)

(b)	Not Applicable;
(c)(1)
Marketing Services Agreement between Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.)
Distributors, Inc. and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);
Exhibit (c)(1)

(c)(1)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon
Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration
Statement on Form N-4, File No. 333-83364, filed on or about April  28, 2009); Exhibit (c)(1)(i)

(c)(1)(ii)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada
(U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April  28, 2009); Exhibit (c)(1)(ii)

(c)(1)(iii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada
(U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April
27, 2010); Exhibit (c)(1)(iii)

(c)(1)(iv)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada
(U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April
27, 2010); Exhibit (c)(1)(iv)

(c)(2)(i)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January  16, 1998); Exhibit (c)(2)(i)

(c)(2)(ii)
Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January  16, 1998); Exhibit (c) (2)(ii)

(c)(2)(iii)
General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-4, File No. 333-37907, filed on January  16, 1998); Exhibit (c)(2)(iii)

(d)(1)(i)
Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on
February  14, 2002); Exhibit (d)(1)(i)

(d)(1)(ii)
Certificate to be issued in connection with Contract filed as Exhibit d(1)(i) (Incorporated herein by reference to the
Registration Statement on Form N-4, File No. 333-74844, filed on December  10, 2001); Exhibit (d)(1)(ii)

(d)(2)
Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed on
February  14, 2002); Exhibit (d)(2)

(d)(3)
Secured Returns 2 Rider to Certificate filed as Exhibit (d)(1)(ii) (Incorporated herein by reference to the Registration
Statement on Form N-4, File No. 333-115525, filed on May  14, 2004); Exhibit (d)(3)

(d)(4)
Secured Returns 2 Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as
Exhibit (d)(1)(ii) (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-115525,
filed May  14, 2004); Exhibit (d)(4)

(d)(5)
Secured Returns for Life Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as
Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on
Form N-4, File No. 333-83516, filed on August  2, 2005); Exhibit (d)(5)

(d)(6)
Secured Returns for Life Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract
filed as Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration
Statement on Form N-4, File No. 333-83516, filed on February  3, 2006); Exhibit (d)(6)

(d)(7)
Income ON Demand Benefit Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract
filed as Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-4, File No. 333-83516, filed on September  22, 2006); Exhibit (d)(7)

(d)(8)
Retirement Asset Protector Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration
Statement on Form N-4, File No. 333-83516, filed on September  22, 2006); Exhibit (d)(8)

(d)(9)
Retirement Income Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract
filed as Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration
Statement on Form N-4, File No. 333-83516, filed on February  12, 2008); Exhibit (d)(9)

(d)(10)
Income ON Demand Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as
Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement
on Form N-4, File No. 333-83516, filed on February  12, 2008); Exhibit (d)(10)

(d)(11)
Retirement Income Escalator II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract
filed as Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration
Statement on Form N-4, File No. 333-83516, filed on July  3, 2008); Exhibit (d)(1l)

(d)(12)
Income ON Demand II Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as
Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement
on Form N-4, File No. 333-83516, filed on July  3, 2008); Exhibit (d) (12)

(d)(13)
Income ON Demand II Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract
filed as Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration
Statement on Form N-4, File No. 333-83516, filed on July  3, 2008); Exhibit (d)(13)

(d)(14)
Income ON Demand II Plus Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit(d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement
on Form N-4, File No. 333-83516, filed on July  3, 2008); Exhibit (d)(14)

(d)(15)
Income ON Demand III Escalator Rider to Flexible Payment Combination Fixed/Variable Individual Annuity
Contract filed as Exhibit (d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the
Registration Statement on Form N-4, File No. 333-83362, filed on June  10, 2009); Exhibit (d)(15)

(d)(16)
Income Riser Rider to Flexible Payment Combination Fixed/Variable Individual Annuity Contract filed as Exhibit
(d)(2) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form
N-4, File No. 333-83362, filed on June  10, 2009); Exhibit (d)(16)

(e)(1)
Application to be used with Contract filed as Exhibit (d)(1)(i) (Incorporated herein by reference to Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-74844, filed February  14, 2002); Exhibit
(e)(1)

(e)(2)
Application to be used with Certificate filed as Exhibit (d)(1)(ii) and Contract filed as Exhibit (d)(2) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File
No. 333-74844, filed February  14, 2002); Exhibit (e)(2)

(f)(1)
Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August  11, 2014); Exhibit (f)(1)

(f)(2)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014); Exhibit (f)(2)
(g)
Amended and Restated Reinsurance Agreement between Delaware Life Insurance Company and Hannover Life
Reassurance Company of America; (Incorporated herein by reference to Post-Effective Amendment No. 56 to the
Registration Statement on Form N-4, File No. 333-83516, filed on April  26, 2019); Exhibit (g)

(h)(1)
Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company,
Incorporated (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on
Form N-4, File No. 033-41628, filed on April  23, 1999); Exhibit (h)(1)

(h)(2)
Participation Agreement, dated September 27, 2018, as amended through August 21, 2020, by and among Goldman
Sachs Variable Insurance Trust and Goldman Sachs & Co. LLC, (Incorporated herein by reference to the
Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on
October  1, 2018); Exhibit (h)(2)

(h)(3)
Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware
Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable
Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment
No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018): Exhibit (h)(3)

(h)(4)
Participation Agreement dated April 30, 2001 by and among Rydex Variable Trust, Rydex Distributors, Inc., and Sun
Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed on July  27, 2001); Exhibit (h)(4)

(h)(5)
Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance
Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated
herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File
No. 333-83516, filed on April  28, 2005); Exhibit (h)(5)

(h)(6)
Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life
Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments,
Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form
N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(6)

(h)(7)
Participation Agreement, dated February 17, 1998, as amended through July 23, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Lord Abbett Series Fund, Inc. and Lord,
Abbett & Co. LLC (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(7)

(h)(8)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton
Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New
York and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to the Registration Statement on Form
N-4, File No. 333-102278, filed on December  31, 2002); Exhibit (h)(8)

(h)(9)
Participation Agreement, dated September 16, 2002, as amended through June 25, 2020, by and among Delaware
Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and
PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration
Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(9)

(h)(10)
Participation Agreement by and among Wanger Advisors Trust, Columbia Funds Distributors, Inc., Sun Life
Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated
herein by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4, File No. 333-83516,
filed on April  28, 2005); Exhibit (h)(10)

(h)(11)
Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC,
and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(11)

(h)(12)
Participation Agreement, dated May 1, 2004, as amended through June 23, 2020, by and among Delaware Life
Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment
Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);
Exhibit (h)(12)

(h)(13)
Participation Agreement, dated December 3, 2007, by and among Sun Life Assurance Company of Canada (U.S.),
The Huntington Funds, Edgewood Services, Inc., and Huntington Asset Advisors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4, File No. 333-83516, filed on February  12, 2008); Exhibit (h)(13)

(h)(14)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill
Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc.
(Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life
Variable Account G on Form N-6, File No. 333-111688, filed on April 29, 2005); Exhibit (h)(14)

(h)(15)
Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.),
Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S.
Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account
I on Form N-6, File No. 333-143353, filed on May 30, 2007); Exhibit (h)(15)

(h)(16)
Participation Agreement, dated August 1, 2011, as amended through May 16, 2018, by and among Delaware Life
Insurance Company of New York and Delaware Life Insurance Company, Putnam Variable Trust and Putnam Retail
Management Limited Partnership (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(16)

(h)(17)
Participation Agreement, dated August 1, 2011, among Sun Life Assurance Company of Canada (U.S.), Sun Life
Insurance and Annuity Company of New York, PIMCO Equity Series VIT, and PIMCO Investments LLC
(Incorporated herein by reference to Pre-Effective Amendment No. 2 the Registration Statement of Delaware Life
Variable Account K on Form N-4, File No. 333-173301, filed on August 10, 2011); Exhibit (h)(17)

(h)(18)
Participation Agreement, dated May 1, 2011, among Wells Fargo Variable Trust, Sun Life Assurance Company of
Canada (U.S.) and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to
Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June  8,
2011); Exhibit (h)(18)

(h)(19)
Participation Agreement, dated April 24, 2009, as amended through May 29, 2018, by and among Delaware Life
Insurance Company of New York and Delaware Life Insurance Company, JPMorgan Insurance Trust and J. P. Morgan
Investment Management Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the
Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(19)

(h)(20)
Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware
Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II
and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018); Exhibit (h)(20)

(h)(21)
Participation Agreement, restated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun
Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds
Variable Insurance Trust I, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc.
(Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-4,
File No. 333-83516, filed on April  29, 2013); Exhibit (h)(21)

(h)(22)
Participation Agreement, dated April 26, 2013, as amended through July 1, 2018, by and among Delaware Life
Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity
Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers,
LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective
Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-225901, filed on October 1, 2018);
Exhibit (h)(22)

(h)(23)
Participation Agreement, dated April 29, 2011, by and among Sun Life Assurance Company of Canada (U.S.), Sun
Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, RiverSource Variable
Series Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors,
Inc. (Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form
N-4, File No. 333-83516, filed on April 29, 2013); Exhibit (h)(23)

(h)(24)
Form of Letter Amendment to Participation Agreement, which removed Delaware Life Insurance Company of New
York as a party to the Participation Agreements, Exhibits (h)(7) - (h)(11), (h)(15) - (h)(23).*

(i)
Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated
December 1, 2013. (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration
Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015.) Exhibit
(i)

(j)	Not Applicable
(k)(1)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*
(k)(2)	Representation of Counsel pursuant to Rule 485(b);*
(l)	Not Applicable;
(m)	Not Applicable;
(n)	Not Applicable;
(o)
Form of Initial Template Summary Prospectus (Incorporated by reference to Post-Effective Amendment No. 5 to the
Registration Statement on Form N-4, File No. 333- 225901, filed on October 8, 2021); Exhibit (o);

(p)	Powers of Attorney*;

(q)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures;*
(r)	Organization Chart of the Registrant, the Depositor and DLIC Sub-Holdings, LLC*; and
(s)	Consents of Independent Registered Public Accounting Firm;*
*
Filed herewith.
Item 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address	Positions and Offices With Depositor
Dennis A. Cullen Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Michael K. Moran Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Curtis P. Steger Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Director
Daniel J. Towriss Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Executive Officer and President
Michael S. Bloom Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Chief Legal Officer and Secretary
Andrew F. Kenney Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Chief Investment Officer
John J. Miceli, Jr. Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Treasurer
Ellyn M. Nettleton Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Accounting Officer
Martin B. Woll Delaware Life Insurance Company 10555 Group 1001 Way Zionsville, IN 46077	Chief Operating Officer
Fang L. Wang Delaware Life Insurance Company 230 Third Avenue, 6th Floor Waltham, MA 02451	Chief Financial Officer
Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of DLIC Sub-Holdings, LLC.

The organization chart of DLIC Sub-Holdings, LLC, the Depositor and Registrant is filed herewith as Exhibit (r). None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.
Item 30. INDEMNIFICATION
Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.
Item 31. PRINCIPAL UNDERWRITERS
(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant and Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account and Keyport Variable Account I.
(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Colin J. Lake	President and Director
	Fang L. Wang	Director
	Michael S. Bloom	Secretary and Director
	John J. Miceli, Jr.	Treasurer
	James Joseph	Financial/Operations Principal
	Elizabeth T. Carey	Chief Compliance Officer
*
The principal business address of all directors and officers of the principal underwriter, is 230 3rd Avenue Floor 6 Waltham, Massachusetts 02451.
(c) Inapplicable.
Item 32. LOCATION OF ACCOUNTS AND RECORDS
Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 10555 Group 1001 Way, Zionsville, Indiana 46077 and 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc., at 230 Third Avenue, 6th Floor, Waltham, Massachusetts 02451, or at the offices of SE2, LLC at 5801 SW 6th Avenue, Topeka, Kanas 66636-0001.
Item 33. MANAGEMENT SERVICES
Not Applicable.
Item 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2025.
DELAWARE LIFE VARIABLE ACCOUNT F (Registrant)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)

DELAWARE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Daniel J. Towriss* Daniel J. Towriss Chief Executive Officer and President (Principal Executive Officer)
As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.
SIGNATURE	TITLE	DATE
/s/ Dennis A. Cullen* Dennis A. Cullen	Director	April 29, 2025
/s/ Michael K. Moran* Michael K. Moran	Director	April 29, 2025
/s/ Curtis P. Steger* Curtis P. Steger	Director	April 29, 2025
/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer and President (Principal Executive Officer)	April 29, 2025
/s/ Ellyn M. Nettleton* Ellyn M. Nettleton	Chief Accounting Officer (Principal Accounting Officer)	April 29, 2025
/s/ Fang L. Wang* Fang L. Wang	Chief Financial Officer (Principal Financial Officer)	April 29, 2025
*By: /s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact	April 29, 2025
*
Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Director and Officer signatures. Powers of Attorney are included herein as Exhibit (p). Resolution of the Board of Directors is included herein as Exhibit (q).

EXHIBIT INDEX
(h)(24)	Form of Letter Amendment to Participation Agreement
(k)(1)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use
(k)(2)	Representation of Counsel Pursuant to Rule 485(b)
(p)	Powers of Attorney
(q)	Resolution of the Board of Directors of the Depositor authorizing the use of powers of attorney for Officer signatures
(r)	Organization Chart of the Registrant, the Depositor and DLIC Sub-Holdings, LLC
(s)	Consents of Independent Registered Public Accounting Firm